     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 2, 1999


                                              REGISTRATION NOS. 2-90380/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]
                                                                             [X]

                        POST-EFFECTIVE AMENDMENT NO. 25
                                     AND/OR
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                                                                             [X]
                                AMENDMENT NO. 24

                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                              GARY A. BELLER, ESQ.
              SENIOR EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                              JOHN A. DUDLEY, ESQ.
                            SULLIVAN & WORCESTER LLP
                         1025 CONNECTICUT AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on April 30, 1999 pursuant to paragraph (b) of Rule 485

     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


     PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1998 WILL BE FILED WITH THE COMMISSION ON MARCH 31, 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))


FORM N-4
ITEM NO.                                                PROSPECTUS HEADING
--------                                          ------------------------------
      1.  Cover Page............................. Cover Page

      2.  Definitions............................ Important Terms You Should
                                                  Know

      3.  Synopsis............................... Table of Expenses

      4.  Condensed Financial Information........ Accumulation Unit Values
                                                    Table; General
                                                    Information--Advertising
                                                    Performance; General
                                                    Information--Financial
                                                    Statements

      5.  General Description of Registrant,
            Depositor, and Portfolio Companies... MetLife; Metropolitan Life
                                                    Seaprate Account E; Your
                                                    Investment Choices; General
                                                    Information--Voting Rights

      6.  Deductions and Expenses................ Table of Expenses; Deferred
                                                    Annuities--Charges; Deferred
                                                    Annuities--Early Withdrawal
                                                    Charges; Deferred
                                                    Annuities--Premium Taxes;
                                                    Income Annuities--Charges;
                                                    Income Annuities--Annuity
                                                    Taxes; General Information--
                                                    Who Sells the Deferred
                                                    Annuities and Income
                                                    Annuities; Appendix--Premium
                                                    Tax Table

      7.  General Description of Variable Annuity
            Deferred Annuity..................... The Variable Annuities in this
                                                    Prospectus; Deferred
                                                    Annuities--Purchase Payments
                                                    (Allocation of Purchase
                                                    Payments and Limits on
                                                    Purchase Payments); Deferred
                                                    Annuities--Transfers; Income
                                                    Annuities--Purchasing an
                                                    Income Annuity; Income
                                                    Annuity--Allocation; Income
                                                    Annuity--Transfers; General
                                                    Information--Administration
                                                    (Purchase
                                                    Payments/Confirming
                                                    Transactions/Transactions by
                                                    Telephone/Processing Certain
                                                    Transactions/Changes to Your
                                                    Deferred Annuity or Income
                                                    Annuity/When We Can Cancel
                                                    Your Deferred Annuity or
                                                    Income Annuity)

      8.  Annuity Period......................... Important Terms You Should
                                                    Know; Deferred
                                                    Annuities--Pay-out Options
                                                    (or Income Options); Income
                                                    Annuities--Income Payment
                                                    Types/The Value of Your
                                                    Income Payments

FORM N-4
ITEM NO.                                                PROSPECTUS HEADING
--------                                          ------------------------------
      9.  Death Benefit.......................... Deferred Annuities--Death
                                                    Benefit

      10.  Purchases and Annuity Values........... MetLife; Metropolitan Life
                                                    Separate Account E; Deferred
                                                    Annuities--Purchase Payments
                                                    (Allocation of Purchase
                                                    Payments and Limits on
                                                    Purchase Payments); The
                                                    Value of Your Investment;
                                                    Income Annuities--
                                                    Purchasing an Income
                                                    Annuity; Allocation; The
                                                    Value of Your Income
                                                    Payments; General
                                                    Information--Administration
                                                    (Purchase Payments)

     11.  Redemptions............................ Deferred Annuities--Access to
                                                    Your Money (Systematic
                                                    Withdrawal Program for
                                                    Deferred Annuities and
                                                    Minimum Distribution);
                                                    Deferred Annuities--Early
                                                    Withdrawal Charges (When No
                                                    Early Withdrawal Charge
                                                    Applies and When Another
                                                    Early Withdrawal Charge May
                                                    Apply); General
                                                    Information--When We Can
                                                    Cancel Your Deferred Annuity
                                                    or Income Annuity; Appendix
                                                    II for Texas Optional
                                                    Retirement Program

     12.  Taxes.................................. Income Taxes

     13.  Legal Proceedings...................... Not Applicable

     14.  Table of Contents of the Statement of
            Additional Information............... Table of Contents of the
                                                    Statement of Additional
                                                    Information

     15.  Cover Page............................. Cover Page

     16.  Table of Contents...................... Table of Contents

     17.  General Information and History........ Not Applicable

     18.  Services............................... Independent Auditors;
                                                    Services; Year 2000;
                                                    Distribution of Certificates
                                                    and Interests in the
                                                    Deferred Annuities and
                                                    Income Annuities

     19.  Purchase of Securities Being Offered... Not Applicable

     20.  Underwriters........................... Distribution of Certificates
                                                    and Interests in the Deferred
                                                    Annuities and Income
                                                    Annuities; Early Withdrawal
                                                    Charge

     21.  Calculation of Performance Data........ Performance Data

     22.  Annuity Payments....................... Variable Income Payments

     23.  Financial Statements................... Financial Statements of the
                                                    Separate Account; Financial
                                                    Statements of MetLife

PROSPECTUS
--------------------------------------------------------------------------------
METLIFE'S PREFERENCE PLUS(REGISTERED) ACCOUNT
APRIL 30, 1999


Individual Retirement Annuities

Roth Individual Retirement Annuities

SIMPLE Individual Retirement Annuities

Non-Qualified Annuities

Simplified Employee Pensions


[Front cover]

Corporate Snoopy on winding country lane which trails off into hills in distance with large sun above.


MetLife(Registered)

98112RC9(exp0599) MLIC-LD
PPAIRANQESEPPROSP(5/99)

                                                                 April 30, 1999

Preference Plus(Registered) Account Variable Annuity Contracts
Issued by Metropolitan Life Insurance Company

This Prospectus describes individual and group Preference Plus contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"):

  State Street Research Aggressive Growth
  State Street Research Diversified
  State Street Research Growth
  State Street Research Income
  Harris Oakmark Large Cap Value
  Janus Mid Cap
  Loomis Sayles High Yield Bond
  Neuberger Berman Partners Mid Cap Value

  Santander International Stock
  Scudder Global Equity
  T. Rowe Price Large Cap Growth
  T. Rowe Price Small Cap Growth
  Lehman Brothers Aggregate Bond Index
  MetLife Stock Index
  Morgan Stanley EAFE(Registered) Index
  Russell 2000(Registered) Index

How to learn more:

Before investing, read the information in this Prospectus about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 1999. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page A-PPA-46 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
Retirement & Savings Center, Area 2H
One Madison Avenue
New York, NY  10010-3690
Attention: Brian Mack
Phone: (800) 553-4459


The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

The current Metropolitan Fund Prospectus is attached to the back of this Prospectus. You should also read the Metropolitan Fund Prospectus carefully before purchasing a Deferred Annuity or Income Annuity. This Prospectus is not valid unless attached to a Metropolitan Fund Prospectus.

Deferred Annuities Available for Purchase:

     o Non-Qualified

     o Traditional IRA

     o Roth IRA

     o SIMPLE IRA

     o SEP IRA

Income Annuities Available:

     o Non-Qualified

     o Traditional IRA

     o Roth IRA

     o SIMPLE IRA

     o SEP IRA

A word about investment risk:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

     o a bank deposit or obligation;

     o federally insured or guaranteed; or

     o endorsed by any bank or other financial institution.


                              [LOGO](Registered)

TABLE OF CONTENTS       Important Terms You Should Know .............   A-PPA-4

                        Table of Expenses ...........................   A-PPA-6

                        Accumulation Unit Values Table ..............   A-PPA-9

                        MetLife .....................................   A-PPA-13

                        Metropolitan Life Separate Account E ........   A-PPA-13

                        The Variable Annuities in this Prospectus ...   A-PPA-14
                            A Deferred Annuity ......................   A-PPA-14
                            An Income Annuity .......................   A-PPA-14

                        Your Investment Choices .....................   A-PPA-15

                        Deferred Annuities ..........................   A-PPA-16

                            The Deferred Annuity and Your Retirement
                                 Plan ...............................   A-PPA-16
                            Automated Investment Strategies .........   A-PPA-17
                            Purchase Payments .......................   A-PPA-18
                              Allocation of Purchase Payments .......   A-PPA-18
                              Automated Purchase Payments ...........   A-PPA-18
                              Electronic Applications ...............   A-PPA-18
                              Limits on Purchase Payments ...........   A-PPA-19
                            The Value of Your Investment ............   A-PPA-19
                            Transfers ...............................   A-PPA-20
                            Access to Your Money ....................   A-PPA-21
                              Systematic Withdrawal Program .........   A-PPA-21
                              Minimum Distribution ..................   A-PPA-22
                            Contract Fee ............................   A-PPA-22
                            Charges .................................   A-PPA-23
                              Insurance-Related Charge ..............   A-PPA-23
                              Investment-Related Charge .............   A-PPA-23

                            Premium Taxes ...........................   A-PPA-24

                            Early Withdrawal Charges ................   A-PPA-24
                              When No Early Withdrawal Charge Applies A-PPA-25 When Another Early Withdrawal Charge
                                May Apply ...........................   A-PPA-26
                            Free Look ...............................   A-PPA-27
                            Death Benefit ...........................   A-PPA-27
                            Pay-out Options (or Income Options) .....   A-PPA-27


                                    A-PPA-2

Income Annuities ..............................................   A-PPA-28
     Income Payment Types .....................................   A-PPA-29

     Allocation ...............................................   A-PPA-30
     Minimum Size of Your Income Payment ......................   A-PPA-30
     The Value of Your Income Payments ........................   A-PPA-30
     Transfers ................................................   A-PPA-31
     Contract Fee .............................................   A-PPA-31
     Charges ..................................................   A-PPA-31
       Insurance-Related Charge ...............................   A-PPA-32
       Investment-Related Charge ..............................   A-PPA-32
     Premium Taxes ............................................   A-PPA-32
     Free Look ................................................   A-PPA-32


General Information ...........................................   A-PPA-33
     Administration ...........................................   A-PPA-33
       Purchase Payments ......................................   A-PPA-33
       Confirming Transactions ................................   A-PPA-33
       Transactions by Telephone ..............................   A-PPA-34
       Processing of Certain Transactions .....................   A-PPA-34
       Valuation ..............................................   A-PPA-34
     Advertising Performance ..................................   A-PPA-35
     Changes to Your Deferred Annuity or Income Annuity .......   A-PPA-36
     Voting Rights ............................................   A-PPA-36
     Who Sells the Deferred Annuities and Income Annuities ....   A-PPA-37
     Financial Statements .....................................   A-PPA-38
     When We Can Cancel Your Deferred Annuity or Income Annuity   A-PPA-38

Income Taxes ..................................................   A-PPA-38

Table of Contents of the Statement of Additional Information ..   A-PPA-46

Appendix for Premium Tax Table ................................   A-PPA-47

MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectus, supplements to the prospectuses or any supplemental sales material we authorize.

                                   A-PPA-3

Important Terms You Should Know

Account Balance


When you purchase a Deferred Annuity an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.


Accumulation Unit Value

Under a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


Annuity Unit Value

Under an Income Annuity or variable payout option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


Assumed Investment Return (AIR)

Under an income annuity, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


Contract

A contract is the legal agreement between you and MetLife or the certificate under a group annuity contract between MetLife and your employer, plan trustee or other entity. The contract contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.


Contract Year

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issue the annuity occurs and each following 12 month period.


                                   A-PPA-4

Early Withdrawal Charge


The early withdrawal charge is the amount we deduct from your Account Balance in addition to your requested withdrawal amount, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


Investment Division

Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund.


MetLife

Metropolitan Life Insurance Company is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


MetLife Designated Office

Your MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.


Separate Account

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


You

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant under certain group arrangements.


Variable Annuity

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

                                   A-PPA-5

TABLE OF EXPENSES--PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following table shows the Separate Account and Metropolitan Fund charges and expenses you will incur. The table is based on past experience and is subject to change. It is not intended to show your actual expenses which may be higher or lower. The table does not show fees for the Fixed Interest Account or premium taxes which may apply. We have provided examples to show you the impact of Separate Account and Metropolitan Fund charges and expenses on a hypothetical investment of $1,000 that has an assumed 5% return on the investment.


-------------------------------------------------------------------------------

Separate Account and Metropolitan Fund expenses for the fiscal year ending December 31, 1998:

Contractowner Transaction Expenses For All Investment Divisions Currently
Offered

     Sales Load Imposed on Purchases ...........................          None

     Deferred Sales Load (as a percentage of the purchase
       payment funding the withdrawal during the accumulation
       period)(1) ..............................................   From 0% to 7%

     Exchange Fee ..............................................          None

     Surrender Fee .............................................          None

Annual Contract Fee (2) ........................................          None

Separate Account Annual Expenses (as a percentage of average account value) (3)

     General Administrative Expenses Charge ....................           .50%

     Mortality and Expense Risk Charge .........................           .75%


     Total Separate Account Annual Expenses ....................          1.25%


Metropolitan Fund Annual Expenses (as a percentage of average net assets)



                                                                      OTHER EXPENSES    TOTAL AFTER
                                                          MANAGEMENT  AFTER EXPENSE       EXPENSE
                                                              FEES    REIMBURSEMENT   REIMBURSEMENT
---------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth Portfolio (4)(5)      .71           .04             .75
State Street Research Diversified Portfolio (4)(5) .....      .43           .05             .48
State Street Research Growth Portfolio (4)(5) ..........      .48           .05             .53
State Street Research Income Portfolio (4)(5) ..........      .33           .06             .39
Harris Oakmark Large Cap Value Portfolio (5)(7) ........      .75           .20             .95
Janus Mid Cap Portfolio (5)(6) .........................      .72           .09             .81
Loomis Sayles High Yield Bond Portfolio (6) ............      .70           .31            1.01
Neuberger Berman Partners Mid Cap Value Portfolio (5)(7)      .70           .20             .90
Santander International Stock Portfolio (4)(5) .........      .75           .27            1.02
Scudder Global Equity Portfolio (5)(6) .................      .74           .28            1.02
T. Rowe Price Large Cap Growth Portfolio (5)(7) ........      .70           .20             .90
T. Rowe Price Small Cap Growth Portfolio (5)(6) ........      .53           .14             .67
Lehman Brothers Aggregate Bond Index Portfolio (7) .....      .25           .23             .48
MetLife Stock Index Portfolio (4) ......................      .25           .05             .30
Morgan Stanley EAFE(Registered)Index Portfolio (7) .....      .30           .25             .55
Russell 2000 Index Portfolio (7) .......................      .25           .20             .45


                                    A-PPA-6

   Example
   If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets:


                                                                                 1           3           5         10
                                                                               YEAR        YEARS       YEARS      YEARS
-----------------------------------------------------------------------------------------------------------------------
   State Street Research Aggressive Growth Portfolio ........................  $83        $108        $135        $234
   State Street Research Diversified Portfolio ..............................   81          99         121         205
   State Street Research Growth Portfolio ...................................   81         101         124         211
   State Street Research Income Portfolio ...................................   80          97         116         196
   Harris Oakmark Large Cap Value Portfolio .................................   85         114         146         255
   Janus Mid Cap Portfolio ..................................................   84         110         138         241
   Loomis Sayles High Yield Bond Portfolio ..................................   86         116         149         262
   Neuberger Berman Partners Mid Cap Value Portfolio ........................   85         113         143         250
   Santander International Stock Portfolio ..................................   86         116         149         263
   Scudder Global Equity Portfolio ..........................................   86         116         149         263
   T. Rowe Price Large Cap Growth Portfolio .................................   85         113         143         250
   T. Rowe Price Small Cap Growth Portfolio .................................   82         105         131         226
   Lehman Brothers Aggregate Bond Index Portfolio ...........................   80          99         121         205
   MetLife Stock Index Portfolio ............................................   79          94         111         186
   Morgan Stanley EAFE(Registered)Index Portfolio ...........................   81         102         125         213
   Russell 2000 Index Portfolio .............................................   80          98         119         202

   If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (8):




                                                                                 1           3           5         10
                                                                               YEAR        YEARS       YEARS      YEARS
-----------------------------------------------------------------------------------------------------------------------
   State Street Research Aggressive Growth Portfolio ........................  $21         $63        $109        $234
   State Street Research Diversified Portfolio ..............................   18          55          95         205
   State Street Research Growth Portfolio ...................................   18          56          97         211
   State Street Research Income Portfolio ...................................   17          52          90         196
   Harris Oakmark Large Cap Value Portfolio .................................   23          70         119         255
   Janus Mid Cap Portfolio ..................................................   21          65         112         241
   Loomis Sayles High Yield Bond Portfolio ..................................   23          72         122         262
   Neuberger Berman Partners Mid Cap Value Portfolio ........................   22          68         117         250
   Santander International Stock Portfolio ..................................   23          72         123         263
   Scudder Global Equity Portfolio ..........................................   23          72         123         263
   T. Rowe Price Large Cap Growth Portfolio .................................   22          68         117         250
   T. Rowe Price Small Cap Growth Portfolio .................................   20          61         105         226
   Lehman Brothers Aggregate Bond Index Portfolio ...........................   18          55          94         205
   MetLife Stock Index Portfolio ............................................   16          49          85         186
   Morgan Stanley EAFE(Registered)Index Portfolio ...........................   18          57          98         213
   Russell 2000 Index Portfolio ..............................................  17          54          93         202


                                    A-PPA-7

   (1) There are times when the early withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. Each Contract Year you may take the greater of 10% of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges.

   (2) A $20 annual contract fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances. There is a one time contract fee of $350 for Income Annuities. We do not charge this fee if you elect a pay-out option under your Deferred Annuity and you have owned your Deferred Annuity more than two years.

   (3) Our total Separate Account Annual Expenses will not exceed 1.25% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.

   (4) Prior to May 16, 1993, we paid all expenses of the Metropolitan Fund (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses).


   (5) Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus for the Metropolitan Fund.



   (6) These Portfolios began operations on March 3, 1997. We paid all expenses (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the following Portfolios until the Portfolio's total assets reached $100 million, or until March 2, 1999, whichever came first. If we had not reimbursed the Portfolios for these expenses, the "other expenses" for the Portfolios would have been:


                                            OTHER EXPENSES          DATE
                                               WITHOUT          REIMBURSEMENT
                                             REIMBURSEMENT         STOPPED
         ----------------------------------------------------------------------

         Loomis Sayles High Yield Bond           0.35%          March 2, 1999
         T. Rowe Price Small Cap Growth          0.14%        January 23, 1998
         Janus Mid Cap                           0.09%        December 31, 1997
         Scudder Global Equity                   0.28%          July 1, 1998



   (7) These Portfolios began operations on November 9, 1998. We pay all expenses (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses) in excess of .20% (.25% for the Morgan Stanley EAFE(Registered) Index Portfolio) of the average net assets for each of the following Portfolios until the Portfolio's total assets reach $100 million, or until November 8, 2000, whichever comes first. If we had not reimbursed the Portfolios for these expenses, the "other expenses" for the Portfolios are estimated to have been:

                                                                  OTHER EXPENSES
                                                                     WITHOUT
                                                                   REIMBURSEMENT
         ----------------------------------------------------------------------

         Harris Oakmark Large Cap Value                                0.80%
         Lehman Brothers Aggregate Bond Index                          0.32%
         Neuberger Berman Partners Mid Cap Value                       0.89%
         Russell 2000 Index                                            0.70%
         T. Rowe Price Large Cap Growth Portfolio                      1.18%
         Morgan Stanley EAFE(R)Index                                   0.99%



   8 This example assumes no early withdrawal charges are applicable. In order to make this assumption for a pay-out option under your Deferred Annuity, we also assumed that you selected an income payment type under which you will receive payments over your lifetime or for a period of at least five full years.


                                    A-PPA-8

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an accumulation unit outstanding throughout the period)


These tables and bar charts show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).




-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                            BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                                              ACCUMULATION      ACCUMULATION  UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                                YEAR      UNIT VALUE        UNIT VALUE    (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
   State Street Research Aggressive Growth Division.............      1998        $25.05         $28.12         38,975
   [YEAR END ACCUMULATION UNIT VALUE                                  1997         23.77          25.05         43,359
   BAR CHARTS OMITTED FOR THIS DIVISION                               1996         22.35          23.77         43,962
   AND EACH OF THE 10 FOLLOWING DIVISIONS]                            1995         17.47          22.35         33,899
                                                                      1994         18.03          17.47         26,890
                                                                      1993         14.89          18.03         17,094
                                                                      1992         13.66          14.89          5,747
                                                                      1991          8.31          13.66          1,060
                                                                      1990         10.00(a)        8.31             49
                        Year End Accumulation Unit Value

   State Street Research Diversified Division...................      1998         22.89          27.05         73,897
                                                                      1997         19.22          22.89         62,604
                                                                      1996         17.00          19.22         52,053
                                                                      1995         13.55          17.00         42,712
                                                                      1994         14.15          13.55         40,962
                                                                      1993         12.70          14.15         31,808
                                                                      1992         11.75          12.70          7,375
                                                                      1991          9.52          11.75          1,080
                                                                      1990         10.00(a)        9.52             44
                        Year End Accumulation Unit Value


                                   A-PPA-9

(For an accumulation unit outstanding throughout the period)



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                            BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                                              ACCUMULATION      ACCUMULATION  UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                                YEAR       UNIT VALUE       UNIT VALUE    (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
   State Street Research Growth Division.......................       1998        $27.10            $34.30         64,053
                                                                      1997         21.37             27.10         60,102
                                                                      1996         17.71             21.37         49,644
                                                                      1995         13.47             17.71         38,047
                                                                      1994         14.10             13.47         32,563
                                                                      1993         12.48             14.10         24,608
                                                                      1992         11.32             12.48          9,432
                                                                      1991          8.61             11.32          2,824
                                                                      1990         10.00(a)           8.61            178
                        Year End Accumulation Unit Value

   State Street Research Income Division.......................       1998         17.89             19.33         20,060
                                                                      1997         16.49             17.89         16,307
                                                                      1996         16.12             16.49         16,604
                                                                      1995         13.65             16.12         15,252
                                                                      1994         14.27             13.65         13,923
                                                                      1993         12.98             14.27         14,631
                                                                      1992         12.29             12.98          5,918
                                                                      1991         10.60             12.29          1,210
                                                                      1990         10.00(a)          10.60             32
                        Year End Accumulation Unit Value

   Janus Mid Cap Division.....................................        1998         12.69             17.19         19,031
                                                                      1997         10.00(b)          12.69          7,417


   Loomis Sayles High Yield Bond Division.....................        1998         10.51              9.60          3,882
                                                                      1997         10.00(b)          10.51          2,375
                        Year End Accumulation Unit Value



                                   A-PPA-10

(For an accumulation unit outstanding throughout the period)



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                            BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                                              ACCUMULATION      ACCUMULATION  UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                                YEAR       UNIT VALUE       UNIT VALUE    (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
   Santander International Stock Division......................       1998        $13.28         $16.07         14,330
                                                                      1997         13.77          13.28         15,865
                                                                      1996         14.19          13.77         17,780
                                                                      1995         14.25          14.19         17,553
                                                                      1994         13.74          14.25         16,674
                                                                      1993          9.41          13.74          6,921
                                                                      1992         10.61           9.41            966
                                                                      1991         10.00(c)       10.61             92
                        Year End Accumulation Unit Value


   Scudder Global Equity Division..............................       1998         10.85          12.43          7,712
                                                                      1997         10.00(b)       10.85          4,826
                        Year End Accumulation Unit Value


   T. Rowe Price Small Cap Growth Division.....................       1998         11.76          12.02         13,119
                                                                      1997         10.00(b)       11.76          6,932
                        Year End Accumulation Unit Value


   MetLife Stock Index Division................................       1998         29.28          37.08         71,204
                                                                      1997         22.43          29.28         58,817
                                                                      1996         18.52          22.43         43,141
                                                                      1995         13.70          18.52         29,883
                                                                      1994         13.71          13.70         23,458
                                                                      1993         12.67          13.71         18,202
                                                                      1992         11.94          12.67          8,150
                       Year End Accumulation Unit Value               1991          9.32          11.94          1,666
                                                                      1990         10.00(a)        9.32             55


                                   A-PPA-11

(For an accumulation unit outstanding throughout the period)



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                            BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                                              ACCUMULATION      ACCUMULATION  UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                                YEAR       UNIT VALUE       UNIT VALUE    (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
   Harris Oakmark Large Cap Value Division ........................   1998      $10.00(d)           $ 9.71          386
   Lehman Brothers Aggregate Bond Division ........................   1998       10.00(d)            10.12          793
   Morgan Stanley EAFE(Registered) Index Division .................   1998       10.00(d)            10.79          342
   Neuberger&Berman Partners Mid Cap Value Division ...............   1998       10.00(d)            10.73          297
   Russell 2000 Index Division ....................................   1998       10.00(d)            10.53          598
   T. Rowe Price Large Cap Growth Division ........................   1998       10.00(d)            11.01          407


----------


In addition to the above mentioned Accumulation Units, there were cash reserves of $22,530,195 as of December 31, 1998, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.


(a) Inception Date July 2, 1990.

(b) Inception Date March 3, 1997.

(c) Inception Date July 1, 1991.


(d) Inception Date November 9, 1998. A bar chart does not appear for this Division because there is less than one calendar year of performance history.



                                   A-PPA-12

MetLife


Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, MetLife is a leading provider of insurance and financial services to a broad spectrum of individual and institutional customers. With approximately $359 billion worth of assets under management as of December 31, 1998, MetLife provides individual insurance and investment products to approximately 9 million households in the U.S. MetLife also provides group insurance and investment products to corporations and other institutions employing over 33 million people.


We are a mutual life insurance company. In November 1998, MetLife announced its intention to convert to a stock company from a mutual company. MetLife's board of directors authorized the development of a plan to "demutualize." The plan will be subject to approval by the board of directors, the State of New York Insurance Department and policyholders. As of April 30, 1999, we do not know the details of the plan or when or if it will take effect.

Metropolitan Life Separate Account E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

                                   A-PPA-13

The Variable Annuities in this Prospectus

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name.

The Deferred Annuities have a fixed interest rate option called the Fixed Interest Account. With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A Deferred Annuity

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as payment options, including our guarantee of income for your lifetime, they are "annuities."

An Income Annuity

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime or your and another's lifetimes. Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of your income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.


--------------------------------------------------------------------------------
Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income annuity or "pay-out" phase.
--------------------------------------------------------------------------------

                                   A-PPA-14

Your Investment Choices


The Metropolitan Fund and each Portfolio are more fully described in the Metropolitan Fund's prospectus and its SAI. The Metropolitan Fund's prospectus is attached at the end of this Prospectus. You should read the Metropolitan Fund prospectus carefully before making purchase payments to the investment divisions. The SAI is available upon your request.


The investment choices are:


     Lehman Brothers Aggregate Bond Index Portfolio
     State Street Research Income Portfollio
     State Street Research Diversified Portfolio
     MetLife Stock Index Portfolio
     Harris Oakmark Large Cap Value Portfolio
     T. Rowe Price Large Cap Growth Portfolio
     State Street Research Growth Portolio
     Neuberger Berman Partners Mid Cap Value Portfolio
     Janus Mid Cap Portfolio
     Loomis Sayles High Yield Bond Portfolio
     State Street Research Aggressive Growth Portfolio
     Russell 2000(R) Index Portfolio
     Scudder Global Equity Portfolio
     Morgan Stanley EAFE(R) Index Portfolio
     Sanlander International Stock Portfolio


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. Your contract will indicate the investment divisions that are available to you. Your investment choices may be limited because:

o    Some of the investment divisions are not approved in your state.

o Your employer, association or other group contractholder limits the number of available investment divisions.

o    We have restricted the available investment divisions.

o For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. Dividends generally are reflected in an increase in the Accumulation or Annuity Unit Value. You pay no transaction expenses (i.e., front end sales load or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The


--------------------------------------------------------------------------------

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in order of risk from the most conservative to the most aggressive.

There is a possibility you will lose principal in the investment choices. However, they generally offer the opportunity for greater returns over the long term than our guaranteed fixed options.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The Metropolitan Fund Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

--------------------------------------------------------------------------------

                                   A-PPA-15

Portfolios of the Metropolitan Fund are available only by purchasing MetLife annuities and life insurance policies and are never sold directly to the public.


The Metropolitan Fund is a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the Metropolitan Fund. Except for the Janus Mid Cap Portfolio, each Portfolio is "diversified" under the 1940 Act.



The Portfolios of the Metropolitan Fund pay us a monthly fee for our services as investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the Metropolitan Fund prospectus and SAI.


In addition, the Metropolitan Fund prospectus discusses other separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund. The risks of these arrangements are also discussed.

Deferred Annuities

This Prospectus describes five kinds of Deferred Annuities under which you can accumulate money:

     o   Non-Qualified

     o   Traditional IRAs (Individual
         Retirement Annuities)

     o   Roth IRAs (Roth Individual
         Retirement Annuities)

     o   SIMPLE IRAs (Savings Incentive
         Match Plan for Employees
         Individual Retirement Annuities)

     o   SEPs (Simplified Employee Pensions)

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contractholder.

The Deferred Annuity and Your Retirement Plan

If you participate through a retirement plan, the Deferred Annuity may provide that all or some of your rights as described in this Prospectus are subject to the plan's terms. Limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity contract and plan document to see how you may be affected.

--------------------------------------------------------------------------------
These Deferred Annuities may be either issued to you as an individual or to a group (you are then a participant under the group's Deferred Annuity)
--------------------------------------------------------------------------------

                                   A-PPA-16

Automated Investment Strategies


There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain - you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.


The Equity Generator(Service Mark): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection.


As an added benefit of this strategy, you will not pay early withdrawal charges from your purchase payments, provided that 100% of your contributions are allocated to the Fixed Interest Account for the life of your Deferred Annuity. You must never request allocation changes or transfers. Early withdrawal charges may be taken from any of your earnings.



The Equalizer(Service Mark): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If, over the quarter, it outperforms the Fixed Interest Account, the excess is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


The Rebalancer(Service Mark): You select a specific asset allocation from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your balance in each option back to your original allocation.

The Index Selector(Service Mark): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is divided among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index and Russell 2000 Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the original percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

--------------------------------------------------------------------------------
We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and saving goals. These strategies were designed to help you take advantage of the tax-deferred status of an annuity.
--------------------------------------------------------------------------------

                                   A-PPA-17

The Allocator(Service Mark): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum transfer of $50 is the only requirement.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.

Purchase Payments

There is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

Allocation of Purchase Payments

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for additional purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

Automated Purchase Payments

If you purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for you. With "check-o-matic" your bank deducts money from your checking account and makes the purchase payment for you.

Electronic Applications

When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If you elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.

We may do this if:

o The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and


--------------------------------------------------------------------------------
You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However,
Federal tax rules may limit the amount and frequency of your purchase payments.
--------------------------------------------------------------------------------

                                   A-PPA-18

o Your money, application and other documentation are received in good order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

     If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.

Limits on Purchase Payments

Your ability to make purchase payments may be limited by:

o    Federal tax laws;

o Our right to limit the total of your purchase payments to $500,000. We may change the maximum by telling you in writing at least 90 days in advance; and

o Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you were age 60, or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

The Value of Your Investment

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units you have by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

o    Finally, we multiply the previous Accumulation Unit Value by this result.

                                   A-PPA-19

Examples

Calculating the Number of Accumulation Units

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                          $500/10 = 50 accumulation units

Calculating the Accumulation Unit Value

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525.

            $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475.

             $10.00 x .95 = $9.50 is the new Accumulation Unit Value

Transfers

You can make an unlimited number of transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

o    The percentage or dollar amount of the transfer;

o The investment division (or Fixed Interest Account) from which you want the money to be transferred;

o The investment division (or Fixed Interest Account) to which you want the money to be transferred; and

o Whether you intend to start, stop or modify an automated investment strategy by making the transfer.

We may require you to:

o    Use our forms;

o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

o Transfer a minimum amount if the transfer is in connection with the Allocator.


--------------------------------------------------------------------------------
You may transfer money within your contract as often as you like. You will not incur current taxes on your earnings or any charges as a result of tranferring your money.
--------------------------------------------------------------------------------


                                   A-PPA-20

Access To Your Money

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

o    The percentage or dollar amount of the withdrawal; and

o The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

If you request, generally you can tell us to make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our forms.

Systematic Withdrawal Program

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year.

If you elect to withdraw a dollar amount, we will pay you the dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the dollar amount you will receive based on your new Account Balance.

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If you choose to receive a percentage of your Account Balance, we will determine the dollar amount payable on the date these payments begin. When you first elect the program, we will pay this dollar amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis, the percentage of your Account Balance you request equals $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the dollar amount that you chose or a dollar amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

--------------------------------------------------------------------------------
Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

We will withdraw the payments from the Fixed Interest Account or Investment divisions you select, either pro rata or in the proportions you request. Each payment must be at least $50.
--------------------------------------------------------------------------------

                                   A-PPA-21

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

Selecting a Payment Date: Your payment date is the date we make the withdrawal. When you select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment a month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage, or timing of payments can be made at the beginning of any Contract Year and once a year. However, we must receive your request at least 30 days in advance. If you make any of these changes, we will treat your contract as though you were starting a new Systematic Withdrawal Program.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all Systematic Withdrawal Program payments in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Minimum Distribution

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

Contract Fee

There is no Separate Account annual contract fee.


--------------------------------------------------------------------------------
If you would like to receive your systematic withdrawal payment on or about the first of the month, you should request that the payment date be the 20th day of the month.

Your Account Balance will be reduced by the amount of your systematic withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.
--------------------------------------------------------------------------------

                                   A-PPA-22

o For the Non-Qualified Tradional IRA, Roth IRA and SEP Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you are not enrolled in the check-o-matic or automatic payroll deduction programs.

o For the SIMPLE IRA Deferred Annuity, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you do not make a purchase payment during the Contract Year.

Charges

There are two types of charges you pay while you have money in an investment division:

o    Insurance-related charge, and

o    Investment-related charge.

Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

Investment-Related Charge

This charge pays us as the investment manager of the Metropolitan Fund for managing money in the Portfolios and investment operating expenses. The percentage you pay depends on which investment divisions you select. Amounts for each investment division are listed in the Table of Expenses.

--------------------------------------------------------------------------------

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.

MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.

--------------------------------------------------------------------------------

                                   A-PPA-23

Premium Taxes



Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.



Premium taxes, if applicable, range from .5% to 5.0% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


Early Withdrawal Charges

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the early withdrawal charge, we will actually withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge.

For a full withdrawal we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

________________________________________________________________________________
You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.
________________________________________________________________________________

                                   A-PPA-24

The early withdrawal charge on purchase payments withdrawn is as follows:

                          During Purchase Payment Year

  Year        1    2     3     4      5     6     7    8 & Later
  Percentage 7%   6%    5%    4%     3%    2%    1%       0%

By law, your total early withdrawal charges applied to amounts in the investment divisions will never exceed 9% of all your purchase payments in the investment divisions.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

When No Early Withdrawal Charge Applies

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

o On transfers you make within your Deferred Annuity.

o On withdrawals of purchase payments you made over seven years ago.

o If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

o If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

o If you withdraw up to to 10% of your Account Balance in a Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will you have to pay early withdrawal charges.

o If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity.

o Because you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

o If your contract provides for this, on your first withdrawal to which an early withdrawal charge would otherwise apply, and either you or your spouse:

Early withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.

                                    A-PPA-25

o Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

o Is diagnosed with a terminal illness and not expected to live more than a year.

When Another Early Withdrawal Charge May Apply


If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transfer amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.


o    Amounts transferred before January 1, 1996:

     o We credit your transfer amounts with the time you held them under your original contract or if it will produce a lower charge;

     o We use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract.

                          During Purchase Payment Year

Year           1       2      3       4       5     6 and Beyond
Percentage    5%      4%     3%      2%      1%          0%

o    Amounts transferred on or after January 1, 1996:

     o For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity or if it will produce a lower charge.

          We use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:

                               After the Transfer

Year          1       2      3       4        5     6 and Beyond
Percentage   5%      4%     3%      2%       1%          0%


     o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.


o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.

                                   A-PPA-26

Free Look

You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office.

Death Benefit

One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies). If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

o    Your Account Balance;

o Your highest Account Balance as of the end of the fifth calendar year in which you have the Deferred Annuity and as of the end of each later five year period. In any case, less any later partial withdrawals, fees and charges; or

o    The total of all of your purchase payments less any partial withdrawals.

We will only pay the death benefit when we receive both proof of your death and appropriate instructions for payment.


Your beneficiary has the option to apply the death benefit (less any applicable premium taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.


Pay-out Options (or Income Options)


You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees). Then, we apply the remainder to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option.



When considering a pay-out option, you should think about whether you want:


o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

o    A fixed dollar payment or a variable payment;

o    A refund feature.


DEATH CERTIFICATE

The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity. Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.

                                    A-PPA-27

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your and your spouse's lifetimes, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime.


By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.


Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.


Income Annuities


Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity, you must start receiving payments within the first year after the annuity is issued.


We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

o    Non-Qualified         o   Roth IRA              o    SIMPLE IRA

o    Traditional IRAs      o   SEP IRA

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.

                                    A-PPA-28

Income Payment Types

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:

o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

o Annuitant: the person whose life is the measure for determining the timing and sometimes the dollar amount of payments.

o Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.


Your income payment amount will depend in large part on the type of income payment type you choose. For example, if you select an "Income for Two Lives Annuity," your payments will typically be lower than if you select a "Your Lifetime Annuity." The following income payment types are available:


Your Lifetime Annuity: A variable income payable during the annuitant's life.


Your Lifetime with a Guaranteed Period Annuity: A variable income payable during the annuitant's life with a guaranteed number of years. If, at the death of the annuitant, payments have been made for less than the guaranteed period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guaranteed period) for the rest of the guaranteed period.


Your Lifetime With a Refund Annuity: A variable income payable during the annuitant's life with a refund provision. If, at the death of the annuitant, the total of all income payments is less than the purchase payment that we received, we will pay the owner of the annuity (or to the beneficiary if the owner is not alive) an amount equal to the difference.

Income for Two Lives Annuity: A variable income payable while either of two annuitants is alive. After one annuitant dies, payments continue if the other annuitant is alive. Payments stop once both annuitants are no longer alive. Payments after one annuitant dies may be the same as those paid while both were alive or may be a lower percentage that is selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

Income for Two Lives with a Guaranteed Period Annuity: This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guaranteed period even if one or both annuitants die. If, upon the death of both annuitants, payments have been made for less than the guaranteed period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guaranteed period) for the rest of the guaranteed period.

________________________________________________________________________________

Many times, the Owner and the annuitant are the same person.

When deciding how to receive income, consider:

     o    The amount of income you need.

     o    The amount you expect to receive from other sources;

     o    The growth po9tential of other investments, and

     o    How long you would like your income to last.
________________________________________________________________________________

                                    A-PPA-29

Income for Two Lives with a Refund Annuity: This is the same as the Income for Two Lives Annuity described above, but if, upon the death of both annuitants, the total of all of income payments is less than the purchase payment that we received, we will pay the owner of the annuity (or the beneficiary if the owner is not alive) an amount equal to the difference.

Income for a Guaranteed Period Annuity: A variable income payable for a guaranteed period (5-30 years). Payments cease at the end of the guaranteed period (which is often called a "term certain" period) even if the annuitant is still alive. If the annuitant dies before the end of the guaranteed period, payments are made to the owner of the annuity (or to the beneficiary if the owner dies before the end of the guaranteed period) for the rest of the guaranteed period.

Allocation


You decide how your money is allocated among the Fixed Income Option and the investment divisions.



Minimum Size of Your Income Payment



Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.


The Value of Your Income Payments


Annuity units are credited to you when you make a purchase payment or transfer into an investment division. When you transfer money from an investment division, annuity units in that investment division are liquidated. Before we determine the number of annuity units you have, we reduce your purchase payment by any premium taxes and the contract fee, if applicable. We then divide the remainder by the Annuity Unit Value on the date of the transaction.


Your payment is determined by using the Assumed Investment Return ("AIR") to benchmark the investment experience of the investment divisions you select. The higher your AIR, the higher your first income payment will be. Your next payments will only increase in proportion to the amount the investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges. Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment divisions.

________________________________________________________________________________

The AIR is stated in your contract and may range from 3% to 6%.
________________________________________________________________________________

                                   A-PPA-30

Your income payments are determined ten days prior to your income payment date or your contract's issue date, if later.

This is how we calculate the Annuity Unit Value for each investment division:

o First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

o Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated;

o    Then, we divide by the daily equivalent of your AIR; and

o    Finally, we multiply the previous Annuity Unit Value by this result.

Transfers


You can make an unlimited number of transfers among investment divisions or from the investment divisions to the Fixed Income Option. There is no charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).


For us to process a transfer, you must tell us:

o    The percentage or dollar amount of the transfer;

o The investment division (or Fixed Income Option) to which you want to transfer; and

o    The investment division from which you want to transfer.

We may require that you use our forms to make transfers.

Contract Fee


A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.


________________________________________________________________________________

Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.
________________________________________________________________________________

                                    A-PPA-31

Charges

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

o    Insurance-related charge; and

o    Investment-related charge.

Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

Investment-Related Charge

This charge pays us as the investment manager of the Metropolitan Fund for managing money in the Portfolios and investment operating expenses. The percentage you pay depends on the investment divisions you select. Amounts for each investment division are listed in the Table of Expenses.


Premium Taxes



Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.



Premium taxes if applicable, range from .5% to 5.0% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


Free Look

You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Again, depending on state law, we may refund all of your purchase payment or the value of your

________________________________________________________________________________

The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.
________________________________________________________________________________

                                   A-PPA-32
annuity units as of the date your refund request is received at your MetLife Designated Office.

General Information

Administration

All transactions will be processed in the manner described below.

Purchase Payments

Send your purchase payments by check or money order made payable to "MetLife" to your MetLife Designated Office. We will provide you with all necessary forms. We must have all completed documents to credit your purchase payments.

Usually, your initial purchase payment is credited to you within two days of receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of 4:00 p.m. Eastern time, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

o On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

o    After 4:00 p.m. Eastern time.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

Confirming Transactions

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly.

________________________________________________________________________________

Generally, your requests including all subsequent purchase payements are effective the day we receive them at your MetLife Designated Office.
________________________________________________________________________________

                                    A-PPA-33

Transactions by Telephone

You may conduct a variety of transactions by telephone, unless prohibited by state law. Some of these transactions include:

o    Transfers

o    Changes to investment strategies

o    Changes in the allocation of future purchase payments.

Your telephone transaction must be completed by 4:00 p.m. Eastern Time if you want the transaction to take place on that day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personalized data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those telephone instructions. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Processing of Certain Transactions

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

Valuation

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the New York Stock Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your

________________________________________________________________________________

You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.
________________________________________________________________________________


                                   A-PPA-34

Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

Advertising Performance

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

Yield is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

Change in Accumulation/Annuity Unit Value is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

Average annual total return calculations reflect all Separate Account charges and applicable early withdrawal charges. These figures also assume a steady annual rate of return.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges. For purposes of presentation, we may assume that certain Deferred Annuities and Income Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

________________________________________________________________________________

All performance numbers are based upon historical earnings. These number are not intended to indicate future results.
________________________________________________________________________________

                                    A-PPA-35

Changes to Your Deferred Annuity or Income Annuity

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

o    To operate the Separate Account in any form permitted by law.

o To take any action necessary to comply with or obtain and continue any exemptions under the law.

o To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

o To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

Voting Rights

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


                                   A-PPA-36

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

o    The shares for which voting instructions are received, and

o    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

Who Sells the Deferred Annuities and Income Annuities

All Deferred Annuities and Income Annuities, are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6%.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .12% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

                                    A-PPA-37

Financial Statements


The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.


When We Can Cancel Your Deferred Annuity or Income Annuity

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

Income Taxes


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.


General

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Internal Revenue Code (Code).

All IRA's receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as an available guaranteed income for life.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974).

________________________________________________________________________________

Simply stated, earnings on Deferred Annuities are generally not subject to income tax until they are withdrawn. This is known as tax deferral.
________________________________________________________________________________

                                   A-PPA-38

Withdrawals

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty. When you withdraw money from your contract, the amount reported as income differs depending on:

o    the type of annuity you purchase, (e.g., Non-Qualified or IRA) and

o    the type of pay-out option you elect.


We will withold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.


If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

Withdrawals Before Age 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                Type of Contract
                                                    -------------------------------------------
                                                       Non     Trad.    Roth    Simple
                                                    Qualified   IRA      IRA      IRA       SEP
                                                    ---------   ---      ---      ---       ---

   In a series of substantially equal payments
   made annually (or more frequently)
   for life or life expectancy (SEPP)                   x        x        x        x         x

   After you die                                        x        x        x        x         x

   After you become totally disabled (as
   defined in the Code)                                 x        x        x        x         x

   To pay deductible medical expenses                            x        x        x         x

   To pay medical insurance premiums if
   you are unemployed                                            x        x        x         x

   After December 31, 1997 to pay for
   qualified higher education expenses, or                       x        x         x        x

   After December 31, 1997 for qualified
   first time home purchases up to $10,000                       x        x         x        x

   * For SIMPLE IRA's the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

                                   A-PPA-39

Systemic Withdrawal Program for Substantially Equal Periodic Payments (SEPP)

If you are considering using the Systemic Withdrawal Program for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% penalty.

Minimum Distribution Requirements

As the table shows, under some contracts, generally you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.

                                               Type of Contract
                                       --------------------------------
                                     Non     Trad.    Roth    Simple
                                  Qualified   IRA      IRA      IRA       SEP
                                  ---------   ---      ---      ---       ---


       70 1/2 Minimum
        distribution                 no       yes      no       yes       yes
         rules apply

Non-Qualified Annuities

o Contributions to Non-Qualified annuities are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when you receive them from the contract.

o Your Non-Qualified annuity may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

o When a non-natural person owns a Non-Qualified annuity the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

o Annuities issued after October 21, 1988 by the same insurance company in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

________________________________________________________________________________

You may combine the money required to be withdrawn from each of your Tradiitonal IRAs and withdraw this amount from any one or more of them.

After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction.
________________________________________________________________________________

                                   A-PPA-40

o In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest or, in the case of an insurance company, to deduct insurance reserves or incurred losses.


Contributions

Although the Code does not limit the amount of your purchase payments, your contract may limit them.

Withdrawals

Generally, when you make a withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

o    First coming from earnings (and thus subject to income tax); and

o    Then from your purchase payments (which are not subject to income tax).

o This rule does not apply to payments made pursuant to an income pay-out option under your contract

Different tax rules apply to payments made pursuant to an income annuity pay-out option under your contract. They are subject to an "exclusion ratio" which determines how much of each payment is treated as:

o    A non-taxable return of your contributions; and

o    A taxable payment of earnings.

If you choose an income annuity payout option we generally will tell you how much of each income payment is a non-taxable return of contributions. Generally once the total amount treated as a non-taxable return of your purchase payments equals your purchase payments, then all remaining income payments are fully taxable.

Under the Code, withdrawals from Non-Qualified annuities need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

After Death

If you die before payments under an income annuity begin, we must make payment of your entire interest in the contract within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death.

If you die after income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

________________________________________________________________________________


If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.

________________________________________________________________________________

                                   A-PPA-41

Individual Retirement Annuities

[Traditional IRA, Roth IRA, SIMPLE IRAs and SEPs]

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) contributions. Deductible or pre-tax purchase payments will be taxed when distributed from the contract.

o Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer it to someone else.

o You can transfer your IRA proceeds to a similar IRA, (or a SIMPLE IRA to a Traditional IRA after two years), without incurring Federal income taxes if certain conditions are satisfied.

Traditional IRA Annuities

Contributions

Generally:


o Contributions to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or $2,000 per year. A $2,000 contribution can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions.


o    Contributions in excess of this amount may be subject to a penalty tax.

o    Contributions are generally permitted up to age 70 1/2.

o These age and dollar limits do not apply to tax-free rollovers or transfers.

o If certain conditions are met, you can change your Traditional IRA contribution to a Roth IRA before you file your income tax return (including filing extensions).

Withdrawals

Withdrawals are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is determined based on a ratio of all non-deductible contributions to the total values of all your IRAs.

After Death

Generally, if you die before required minimum distribution withdrawals have begun we must make payment of your entire interest within five years after the year of your death or begin income payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your contract permits, your spouse may delay the start of income payments until December 31 of the year in which you would have reached age 70 1/2.

________________________________________________________________________________

Your total contributioins to all your Traditional Roth IRAs may not exceed the lesser of $2,000 or 100% of your compensation.

In some cases, your purchase payments may be tax deductible.

If your spouse is your beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.
________________________________________________________________________________

                                   A-PPA-42

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

Roth IRA Annuities

General

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax contributions to a Roth IRA.

Contributions


Roth IRA contributions are non-deductible and are limited to the lesser of 100% of compensation or $2,000 per year. You may contribute up to the annual contribution limit in 1999 if your adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Contribution limits are phased out if your income is between:


                  Status                          Income
                ----------                      -----------
                Individual                   $95,000--$160,000
          Married filing jointly             $150,000--$160,000
         Married filing separately              $0--$10,000

o Annual contribution limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

o    You can contribute to a Roth IRA after age 70 1/2.

o    If you exceed the contribution limits you may be subject to a tax penalty.

o If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

Withdrawals


Generally withdrawals of earnings from Roth IRAs are free from federal income tax if they meet the following two requirements:


1)   The withdrawal is:

o At least five taxable years after your first contribution to a Roth IRA, and

2)   made:

o    When you reach age 59 1/2;

o    Upon your death or disability; or

o    For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

________________________________________________________________________________

Annual contributions to your IRAs, including ROTH IRAs, may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, expect for "spousal" IRAs.
________________________________________________________________________________

                                   A-PPA-43

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

In addition, if you withdraw converted money in 1998, 1999 or 2000 which received the special four year income inclusion treatment discussed later, the withdrawal will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

o The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

o The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

o The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to federal income tax and an additonal 10% penalty tax may apply if you are under age 59 1/2.

Conversion

You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert.


Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.) For conversions that occurred in 1998, you could have elected to include the taxable amount in income over a four year period beginning in 1998.


________________________________________________________________________________

If you are married but file separately, you may not convert an existing IRA into a Roth IRA.
________________________________________________________________________________

                                   A-PPA-44

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law now allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

After Death

Generally, when you die we must make payment of your entire interest within five years after the year of your death or begin income payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.



                                   A-PPA-45

Table of Contents for the Statement of Additional Information

                                                                  Page
                                                                  ----

Cover Page ......................................................... 1

Table of Contents .................................................. 1

Independent Auditors ............................................... 2

Services ........................................................... 2

Year 2000 .......................................................... 2

Distribution of Certificates and Interests in the
      Deferred Annuities and Income Annuities ...................... 2

Experience Factor .................................................. 2

Early Withdrawal Charge ............................................ 2

Variable Income Payments ........................................... 2

Investment Management Fees ......................................... 5

Performance Data and Advertisement of
      the Separate Account ......................................... 6

Voting Rights ...................................................... 7

ERISA .............................................................. 8

Taxes .............................................................. 9

Performance Data ...................................................22


Financial Statements of the Separate Account .......................34

Financial Statements of MetLife ....................................61



                                    A-PPA-46

Appendix


Premium Tax Table


If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to your Deferred Annuity or Income Annuity.


                          Non-Qualified and          Traditional IRA, SIMPLE IRA
                          Roth IRA Deferred          and SEP Deferred
                          Annuities and Income       Annuities and
                          Annuities                  Income Annuities(1)

California                2.35%                      0.5%(2)

Kentucky(3)               2.0%                       2.0%

Maine                     2.0%                       --

Nevada                    3.5%                       --

Puerto Rico               1.0%                       1.0%

South Dakota              1.25%                      --

U.S. Virgin Islands       5.0%                       5.0%

West Virginia             1.0%                       1.0%

Wyoming                   1.0%                       --

--------------------------------------------------------------------------------


1 Premium tax rates applicable to Traditional IRA, SIMPLE IRA and SEP Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "Traditional IRA, SIMPLE IRA and SEP Deferred Annuities and Income Annuities."


2 With respect to Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.


3    The premium tax in Kentucky is repealed effective January 1, 2000.


    PEANUTS (Copyright) United Feature Syndicate, Inc.

    (Copyright) 1999 Metropolitan Life Insurance Company

                                    A-PPA-47

                                                           ___________________
MetLife (Registered)                                      |                   |
                                                          |     Bulk Rate     |
Metropolitan Life Insurance Company                       | U.S. Postage Paid |
Johnstown Office, 500 Schoolhouse Road                    |    Rutland, VT    |
Johnstown, PA 15904-2914                                  |    Permit 220     |
                                                          |___________________|
Address Service Requested

PROSPECTUS
--------------------------------------------------------------------------------
METLIFE'S PREFERENCE PLUS(REGISTERED) ACCOUNT
APRIL 30, 1999


Tax Sheltered Annuities

Public Employee Deferred Compensation

Keogh

Qualified Annuity Plans under
Section 403(a) of the Internal Revenue Code



[Front cover]

Corporate Snoopy on winding country lane which trails off into hills in distance with large sun above.

MetLife(Registered)

98112RC9(exp0599) MLIC-LD
PPATSAPROSP (5/99)

Preference Plus(Registered) Account Variable Annuity Contracts
Issued by Metropolitan Life Insurance Company

This Prospectus describes individual and group Preference Plus contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").
--------------------------------------------------------------------------------

     You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund") and a portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"):

  State Street Research Aggressive Growth
  State Street Research Diversified
  State Street Research Growth
  State Street Research Income
  Harris Oakmark Large Cap Value
  Janus Mid Cap
  Loomis Sayles High Yield Bond
  Neuberger Berman Partners Mid Cap Value
  Santander International Stock

  Scudder Global Equity
  T. Rowe Price Large Cap Growth
  T. Rowe Price Small Cap Growth
  Lehman Brothers Aggregate Bond Index
  MetLife Stock Index
  Morgan Stanley EAFE(R) Index
  Russell 2000(R) Index
  Calvert Social Balanced

How to learn more:

Before investing, read the information in this Prospectus about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 1999. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page B-PPA-46 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
Retirement & Savings Center, Area 2H
One Madison Avenue
New York, NY  10010-3690


Attention: Brian Mack


Phone: (800) 553-4459

The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

The current Metropolitan Fund prospectus and, if applicable, the Calvert Fund prospectus are attached to the back of this prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity. This Prospectus is not valid unless attached to Metropolitan Fund and, if applicable, Calvert Fund prospectuses.

-------------------------------------------------------------------------------
Deferred Annuities
Available
for Purchase:

     o TSA
     o PEDC
     o Keogh
     o 403(a)
Income Annuities Available:
     o TSA
     o PEDC
     o Keogh
     o 403(a)
A word about investment risk:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

     o a bank deposit or obligation;
     o federally insured or guaranteed; or
     o endorsed by any bank or other financial institution.
-------------------------------------------------------------------------------

                              METLIFE(REGISTERED)

                                TABLE OF CONTENTS

Important Terms You Should Know ...................................     B-PPA-4

Table of Expenses .................................................     B-PPA-6

Accumulation Unit Values Table ....................................     B-PPA-9

MetLife ...........................................................     B-PPA-13

Metropolitan Life Separate Account E ..............................     B-PPA-13

The Variable Annuities in this Prospectus .........................     B-PPA-14
     A Deferred Annuity ...........................................     B-PPA-14
     An Income Annuity ............................................     B-PPA-14

Your Investment Choices ...........................................     B-PPA-15

Deferred Annuities ................................................     B-PPA-16
     The Deferred Annuity and Your Retirement Plan ................     B-PPA-17
     Automated Investment Strategies ..............................     B-PPA-17
     Purchase Payments ............................................     B-PPA-18

       Allocation of Purchase Payments ............................     B-PPA-18
       Limits on Purchase Payments ................................     B-PPA-19

     The Value of Your Investment .................................     B-PPA-19
     Transfers ....................................................     B-PPA-20
     Access to Your Money .........................................     B-PPA-21

       Systematic Withdrawal Program for TSA
       Deferred Annuities .........................................     B-PPA-21
       Minimum Distribution .......................................     B-PPA-22

     Contract Fee .................................................     B-PPA-23
     Charges ......................................................     B-PPA-23

       Insurance-Related Charge ...................................     B-PPA-23
       Investment-Related Charge ..................................     B-PPA-24


     Premium Taxes ................................................     B-PPA-24

     Early Withdrawal Charges .....................................     B-PPA-24

       When No Early Withdrawal Charge Applies ....................     B-PPA-25
       When Another Early Withdrawal Charge May Apply .............     B-PPA-27

     Free Look ....................................................     B-PPA-28
     Death Benefit ................................................     B-PPA-29
     Pay-out Options (or Income Options) ..........................     B-PPA-29

Income Annuities ..................................................     B-PPA-30
     Income Payment Types .........................................     B-PPA-31

                                    B-PPA-2

     Allocation ...................................................     B-PPA-32
     Minimum Size of Your Income Payment ..........................     B-PPA-32
     The Value of Your Income Payments ............................     B-PPA-32
     Transfers ....................................................     B-PPA-33
     Contract Fee .................................................     B-PPA-33
     Charges ......................................................     B-PPA-34

       Insurance-Related Charge ...................................     B-PPA-34
       Investment-Related Charge ..................................     B-PPA-34


     Premium Taxes ................................................     B-PPA-34

     Free Look ....................................................     B-PPA-34

General Information ...............................................     B-PPA-35
     Administration ...............................................     B-PPA-35

       Purchase Payments ..........................................     B-PPA-35
       Confirming Transactions ....................................     B-PPA-35
       Transactions by Telephone ..................................     B-PPA-36
       Processing of Certain Transactions .........................     B-PPA-36
       Valuation ..................................................     B-PPA-36

     Advertising Performance ......................................     B-PPA-37
     Changes to Your Deferred Annuity or Income Annuity ...........     B-PPA-38
     Voting Rights ................................................     B-PPA-38
     Who Sells the Deferred Annuities and Income Annuities ........     B-PPA-39
     Financial Statements .........................................     B-PPA-40
     Your Spouse's Rights .........................................     B-PPA-40
     When We Can Cancel Your Deferred Annuity or
     Income Annuity ...............................................     B-PPA-40

Income Taxes ......................................................     B-PPA-41

Table of Contents of the Statement of Additional
Information .......................................................     B-PPA-46


Appendix for Premium Tax Table ....................................     B-PPA-47


Appendix II for Texas Optional Retirement Program .................     B-PPA-48

MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectus or supplements to the prospectuses or any supplemental sales material we authorize.

                                     B-PPA-3

Important Terms You Should Know

Account Balance

When you purchase a Deferred Annuity an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

Accumulation Unit Value

Under a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

Annuity Unit Value

Under an Income Annuity or variable payout option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

Assumed Investment Return (AIR)

Under an income annuity, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

Contract

A contract is the legal agreement between you and MetLife or the certificate under a group annuity contract between MetLife and your employer, plan trustee or other entity. You as the participant or annuitant receive a certificate under the contract. The contract contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

Contract Year

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issue the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 months after the Deferred Annuity is issued.

                                    B-PPA-4

Early Withdrawal Charge


The early withdrawal charge is the amount we deduct from your Account Balance in addition to your requested withdrawal amount, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.


Investment Division

Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund or Calvert Fund.

MetLife

Metropolitan Life Insurance Company is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

MetLife Designated Office

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.

Separate Account

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

You

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, or, the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC contracts, "you" means the employer or trustee. For Keogh contracts, "you" means the trustee of the Keogh plan. Under PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "you" means the participant or annuitant where it refers to giving instructions among the investment choices.

Variable Annuity

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

                                    B-PPA-5

   TABLE OF EXPENSES-PREFERENCE PLUS DEFERED ANNUTIES AND INCOME ANNUITIES

The following table shows the Separate Account, Metropolitan Fund and Calvert Fund charges and expenses you will incur. The table is based on past experience and is subject to change. It is not intended to show your actual expenses which may be higher or lower. The table does not show fees for the Fixed Interest Account or premium taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund and Calvert Fund charges and expenses on a hypothetical investment of $1,000 that has an assumed 5% return on the investment.



-------------------------------------------------------------------------------

   Separate Account, Metropolitan Fund and Calvert Fund expenses for the fiscal year ending December 31, 1998:

   Contractowner Transaction Expenses For All Investment Divisions Currently Offered
      Sales Load Imposed on Purchases............................          None
      Deferred Sales Load (as a percentage
      of the purchase payment funding the withdrawal during the
      accumulation period)(1).................................... From 0% to 7%
      Exchange Fee...............................................          None
      Surrender Fee..............................................          None
   Annual Contract Fee (2).......................................          None
   Separate Account Annual Expenses  (as a percentage of
      average account value) (3)
      General Administrative Expenses Charge.....................          .50%
      Mortality and Expense Risk Charge..........................          .75%
      Total Separate Account Annual Expenses.....................         1.25%



                                                                                                  OTHER EXPENSES
   Metropolitan Fund Annual Expenses                                                   MANAGEMENT AFTER EXPENSE
(as a percentage of average net assets)                                                   FEES     REIMBURSMENT    TOTAL
---------------------------------------------------------------------------------------------------------------------------
   State Street Research Aggressive Growth Portfolio (4)(5) .........................      .71         .04         .75
   State Street Research Diversified Portfolio (4)(5) ...............................      .43         .05         .48
   State Street Research Growth Portfolio (4)(5) ....................................      .48         .05         .53
   State Street Research Income Portfolio (4)(5) ....................................      .33         .06         .39
   Harris Oakmark Large Cap Value Portfolio (5)(7) ..................................      .75         .20         .95
   Janus Mid Cap Portfolio (5)(6) ...................................................      .72         .09         .81
   Loomis Sayles High Yield Bond Portfolio (6) ......................................      .70         .31        1.01
   Neuberger Berman Partners Mid Cap Value Portfolio (5)(7) .........................      .70         .20         .90
   Santander International Stock Portfolio (4)(5) ...................................      .75         .27        1.02
   Scudder Global Equity Portfolio (5)(6) ...........................................      .74         .28        1.02
   T. Rowe Price Large Cap Growth Portfolio (5)(7) ..................................      .70         .20         .90
   T. Rowe Price Small Cap Growth Portfolio (5)(6) ..................................      .53         .14         .67
   Lehman Brothers Aggregate Bond Index Portfolio (7) ...............................      .25         .23         .48
   MetLife Stock Index Portfolio (4) ................................................      .25         .05         .30
   Morgan Stanley EAFE(Registered)Index Portfolio (7) ...............................      .30         .25         .55
   Russell 2000 Index Portfolio (7) .................................................      .25         .20         .45

---------------------------------------------------------------------------------------------------------------------------
Calvert Fund Annual Expenses (as a percentage of average net assets)
                                                                                       MANAGEMENT      OTHER
                                                                                          FEES        EXPENSES    TOTAL
   Calvert Social Balanced Portfolio (8)                                                   .70         .18         .88


                                    B-PPA-6

   Example

   If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets:



                                                                                 1           3           5         10
                                                                               YEAR        YEARS       YEARS      YEARS
---------------------------------------------------------------------------------------------------------------------------
   State Street Research Aggressive Growth Portfolio ......................... $83        $108        $135        $234
   State Street Research Diversified Portfolio ...............................  81          99         121         205
   State Street Research Growth Portfolio ....................................  81         101         124         211
   State Street Research Income Portfolio ....................................  80          97         116         196
   Calvert Social Balanced Portfolio .........................................  85         112         142         248
   Harris Oakmark Large Cap Value Portfolio ..................................  85         114         146         255
   Janus Mid Cap Portfolio ...................................................  84         110         138         241
   Loomis Sayles High Yield Bond Portfolio ...................................  86         116         149         262
   Neuberger Berman Partners Mid Cap Value Portfolio .........................  85         113         143         250
   Santander International Stock Portfolio ...................................  86         116         149         263
   Scudder Global Equity Portfolio ...........................................  86         116         149         263
   T. Rowe Price Large Cap Growth Portfolio ..................................  85         113         143         250
   T. Rowe Price Small Cap Growth Portfolio ..................................  82         105         131         226
   Lehman Brothers Aggregate Bond Index Portfolio ............................  80          99         121         205
   MetLife Stock Index Portfolio .............................................  79          94         111         186
   Morgan Stanley EAFE(Registered) Index Portfolio ...........................  81         102         125         213
   Russell 2000 Index Portfolio ..............................................  80          98         119         202


   If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (9):



                                                                                 1           3           5         10
                                                                               YEAR        YEARS       YEARS      YEARS
---------------------------------------------------------------------------------------------------------------------------
   State Street Research Aggressive Growth Portfolio ......................... $21         $63        $109        $234
   State Street Research Diversified Portfolio ...............................  18          55          95         205
   State Street Research Growth Portfolio ....................................  18          56          97         211
   State Street Research Income Portfolio ....................................  17          52          90         196
   Calvert Social Balanced Portfolio .........................................  22          67         115         248
   Harris Oakmark Large Cap Value Portfolio ..................................  23          70         119         255
   Janus Mid Cap Portfolio ...................................................  21          65         112         241
   Loomis Sayles High Yield Bond Portfolio ...................................  23          72         122         262
   Neuberger Berman Partners Mid Cap Value Portfolio .........................  22          68         117         250
   Santander International Stock Portfolio ...................................  23          72         123         263
   Scudder Global Equity Portfolio ...........................................  23          72         123         263
   T. Rowe Price Large Cap Growth Portfolio ..................................  22          68         117         250
   T. Rowe Price Small Cap Growth Portfolio ..................................  20          61         105         226
   Lehman Brothers Aggregate Bond Index Portfolio ............................  18          55          94         205
   MetLife Stock Index Portfolio .............................................  16          49          85         186
   Morgan Stanley EAFE(Registered) Index Portfolio ...........................  18          57          98         213
   Russell 2000 Index Portfolio ..............................................  17          54          93         202


                                    B-PPA-7

    1 There are times when the early withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. Each Contract Year you may take the greater of 10% (20% under certain Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges.

    2 A $20 annual contract fee is imposed on money in the Fixed Interest
      Account. This fee may be waived under certain circumstances. There is a one time contract fee of $350 for Income Annuities. We do not charge this fee if you elect a pay-out option under your Deferred Annuity and you have owned your Deferred Annuity more than two years.

    3 Our total Separate Account Annual Expenses will not exceed 1.25% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.

    4 Prior to May 16, 1993, we paid all expenses of the Metropolitan Fund
      (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses).

    5 Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus for the Metropolitan Fund.



    6 These Portfolios began operations on March 3, 1997. We paid all expenses
      (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the following Portfolios until the Portfolio's total assets reached $100 million, or until March 2, 1999, whichever came first. If we had not reimbursed the Portfolios for these expenses, the "other expenses" for the Portfolios would have been:



                                        OTHER EXPENSES          DATE
                                           WITHOUT          REIMBURSEMENT
                                        REIMBURSEMENT         STOPPED
--------------------------------------------------------------------------------

    Loomis Sayles High Yield Bond          0.35%          March 2, 1999
    T. Rowe Price Small Cap Growth         0.14%         January 23, 1998
    Janus Mid Cap                          0.09%         December 31, 1997
    Scudder Global Equity                  0.28%           July 1, 1998



    7 These Portfolios began operations on November 9, 1998. We pay all expenses
      (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses) in excess of .20% (.25% for the Morgan Stanley EAFE(Registered) Index Portfolio) of the average net assets for each of the following Portfolios until the Portfolio's total assets reach $100 million, or until November 8, 2000, whichever comes first. If we had not reimbursed the Portfolios for these expenses, the "other expenses" for the Portfolios are estimated to have been:



                                                              OTHER EXPENSES
                                                                 WITHOUT
                                                               REIMBURSEMENT
--------------------------------------------------------------------------------

           Harris Oakmark Large Cap Value                          0.80%
           Lehman Brothers Aggregate Bond Index                    0.32%
           Neuberger Berman Partners Mid Cap Value                 0.89%
           Russell 2000 Index                                      0.70%
           T. Rowe Price Large Cap Growth Portfolio                1.18%
           Morgan Stanley EAFE(Registered) Index                   0.99%




    8 Calvert Social Balanced Portfolio's management fees reflect an increase of .01% which is attributed to an increase in transfer agency expenses. Part of the Portfolio's other expenses are paid by a third party. Net fund expenses after reductions for fees paid indirectly would have been 1.01%.




    9 This example assumes no early withdrawal charges are applicable. In order to make this assumption for a pay-out option under your Deferred Annuity, we also assumed that you selected an income payment type under which you will receive payments over your lifetime or for a period of at least five full years.


                                    B-PPA-8

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For  an accumulation unit outstanding throughout the period)


These tables and bar charts show fluctuations in the Accumulation Unit Values for each investment division from year end to year end, we have included bar charts. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



---------------------------------------------------------------------------------------------------------------------------


                                                                                                        NUMBER OF
                                                                      BEGINNING OF YEAR END OF YEAR   ACCUMULATION
                                                                        ACCUMULATION   ACCUMULATION UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                         YEAR       UNIT VALUE     UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
   State Street Research Aggressive Growth Division..........  1998        $25.05         $28.12         38,975
   [YEAR END ACCUMULATION UNIT VALUE                           1997         23.77          25.05         43,359
   BAR CHARTS OMITTED FOR THIS DIVISION                        1996         22.35          23.77         43,962
   AND EACH OF THE 10 FOLLOWING DIVISIONS]                     1995         17.47          22.35         33,899
                                                               1994         18.03          17.47         26,890
                                                               1993         14.89          18.03         17,094
                                                               1992         13.66          14.89          5,747
                                                               1991          8.31          13.66          1,060
                                                               1990         10.00(a)        8.31             49

   State Street Research Diversified Division................  1998         22.89          27.05         73,897
                                                               1997         19.22          22.89         62,604
                                                               1996         17.00          19.22         52,053
                                                               1995         13.55          17.00         42,712
                                                               1994         14.15          13.55         40,962
                                                               1993         12.70          14.15         31,808
                                                               1992         11.75          12.70          7,375
                                                               1991          9.52          11.75          1,080
                                                               1990         10.00(a)        9.52             44
                   Year End Accumulation Unit Value



                                    B-PPA-9

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                            NUMBER OF
                                                                       BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                                         ACCUMULATION     ACCUMULATION  UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                           YEAR     UNIT VALUE        UNIT VALUE    (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
   State Street Research Growth Division....................     1998        $27.10           $34.30           64,053
                                                                 1997         21.37            27.10           60,102
                                                                 1996         17.71            21.37           49,644
                                                                 1995         13.47            17.71           38,047
                                                                 1994         14.10            13.47           32,563
                                                                 1993         12.48            14.10           24,608
                                                                 1992         11.32            12.48            9,432
                                                                 1991          8.61            11.32            2,824
                                                                 1990         10.00(a)          8.61              178


   State Street Research Income Division.....................    1998         17.89            19.33           20,060
                                                                 1997         16.49            17.89           16,307
                                                                 1996         16.12            16.49           16,604
                                                                 1995         13.65            16.12           15,252
                                                                 1994         14.27            13.65           13,923
                                                                 1993         12.98            14.27           14,631
                                                                 1992         12.29            12.98            5,918
                                                                 1991         10.60            12.29            1,210
                                                                 1990         10.00(a)         10.60               32


   Calvert Social Balanced Division..........................    1998         22.16            25.45            1,367
                                                                 1997         18.68            22.16            1,181
                                                                 1996         16.80            18.68              995
                                                                 1995         13.11            16.80              787
                                                                 1994         13.71            13.11              630
                                                                 1993         12.86            13.71              473
                                                                 1992         12.10            12.86              239
                                                                 1991         10.58            12.10               63
                                                                 1990         10.00(b)         10.58                0




                                    B-PPA-10

(For an accumulation unit outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                      BEGINNING OF YEAR    END OF YEAR      ACCUMULATION
                                                                        ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                           YEAR    UNIT VALUE         UNIT VALUE      (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
   Janus Mid Cap Division...................................     1998     $12.69            $17.19            19,031
                                                                 1997      10.00(c)          12.69             7,417

   Loomis Sayles High Yield Bond Division ..................     1998      10.51              9.60             3,882
                                                                 1997      10.00(c)          10.51             2,375

   Santander International Stock Division ..................     1998      13.28             16.07            14,330
                                                                 1997      13.77             13.28            15,865
                                                                 1996      14.19             13.77            17,780
                                                                 1995      14.25             14.19            17,553
                                                                 1994      13.74             14.25            16,674
                                                                 1993       9.41             13.74             6,921
                                                                 1992      10.61              9.41               966
                                                                 1991      10.00(d)          10.61                92

   Scudder Global Equity Division ..........................     1998      10.85             12.43             7,712
                                                                 1997      10.00(c)          10.85             4,826



   T. Rowe Price Small Cap Growth Division...................    1998      11.76             12.02            13,119
                                                                 1997      10.00(c)          11.76             6,932


                                    B-PPA-11

(For an accumulation unit outstanding throughout the period)


---------------------------------------------------------------------------------------------------------------------------
                                                                                                             NUMBER OF
                                                                          BEGINNING OF YEAR   END OF YEAR   ACCUMULATION
                                                                             ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
   PREFERENCE PLUS DEFERRED ANNUITIES                               YEAR       UNIT VALUE      UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
   MetLife Stock Index Division ............................         1998        $29.28         $37.08         71,204
                                                                     1997         22.43          29.28         58,817
                                                                     1996         18.52          22.43         43,141
                                                                     1995         13.70          18.52         29,883
                                                                     1994         13.71          13.70         23,458
                                                                     1993         12.67          13.71         18,202
                                                                     1992         11.94          12.67          8,150
                                                                     1991          9.32          11.94          1,666
                                                                     1990         10.00(a)        9.32             55


   Harris Oakmark Large Cap Value Division .................         1998         10.00(e)        9.71            386
   Lehman Brothers Aggregate Bond Division .................         1998         10.00(e)       10.12            793
   Morgan Stanley EAFE(R)Index Division ....................         1998         10.00(e)       10.79            342
   Neuberger Berman Partners Mid Cap Value Division ........         1998         10.00(e)       10.73            297
   Russell 2000 Index Division .............................         1998         10.00(e)       10.53            598
   T. Rowe Price Large Cap Growth Division .................         1998         10.00(e)       11.01            407


---------------------------------------------------------------------------------------------------------------------------



   In addition to the above mentioned Accumulation Units, there were cash reserves of $22,530,195 as of December 31, 1998, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.

   (a) Inception Date July 2, 1990.

   (b) Inception Date September 17, 1990.

   (c) Inception Date March 3, 1997.

   (d) Inception Date July 1, 1991.

   (e) Inception Date November 9, 1998. A bar chart does not appear for this Division because there is less than one calendar year of performance history.


                                    B-PPA-12

MetLife


Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under laws of New York State in 1868. Headquartered in New York City, MetLife is a leading provider of insurance and financial services to a broad spectrum of individual and institutional customers. With approximately $359 billion worth of assets under management as of December 31, 1998, MetLife provides individual insurance and investment products to approximately 9 million households in the U.S. MetLife also provides group insurance and investment products to corporations and other institutions employing over 33 million people.



We are a mutual life insurance company. In November 1998, MetLife announced its intention to convert to a stock company from a mutual company. MetLife's board of directors authorized the development of a plan to "demutualize." The plan will be subject to approval by the board of directors, the State of New York Insurance Department and policyholders. As of April 30, 1999, we do not know the details of the plan or when or if it will take effect.


Metropolitan Life Separate Account E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.



                                    B-PPA-13

The Variable Annuities in this Prospectus

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income payment varies, based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name.

The Deferred Annuities have a fixed interest rate option called the Fixed Interest Account. With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A Deferred Annuity

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

An Income Annuity

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime or your and another's lifetimes. Some Income Annuities guarantee a time period of your choice
_______________________________________________________________________________

Group Deferred Annuities and group Income Annuities are also available. They are offered to an employer, association, trust or other group for its employees, members or participants. A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income annuity or "pay-out" phase.
_______________________________________________________________________________


                                    B-PPA-14
over which MetLife will make income payments. Income
Annuities also have other features. The amount of your income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.

Your Investment Choices


The Metropolitan Fund, the Calvert Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The Metropolitan Fund's prospectus is attached at the end of this Prospectus. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The SAIs are available upon your request.


The investment choices are:

    Lehman Brothers Aggregate Bond Index Portfolio
    State Street Research Income Portfolio
    State Street Research Diversified Portfolio
    Calvert Social Balanced Portfolio
    MetLife Stock Index Portfolio
    Harris Oakmark Large Cap Value Portfolio
    T. Rowe Price Large Cap Growth Portfolio
    State Street Research Growth Portfolio
    Neuberger Berman Partners Mid Cap Value Portfolio
    Janus Mid Cap Portfolio
    Loomis Sayles High Yield Bond Portfolio
    State Street Research Aggressive Growth Portfolio
    Russell 2000 Index Portfolio
    T. Rowe Price Small Cap Growth Portfolio
    Scudder Global Equity Portfolio
    Morgan Stanley EAFE(Registered) Index Portfolio
    Santander International Stock Portfolio

Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The contract will indicate the investment divisions that are available to you. Your investment choices may be limited because:

 o Some of the investment divisions are not approved in your state.

 o Your employer, association or other group contractholder limits the number of available investment divisions.

 o We have restricted the available investment divisions.

 o For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).
________________________________________________________________________________

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in order of risk from the most conservative to the most aggressive.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
________________________________________________________________________________


                                    B-PPA-15

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are either part of the Metropolitan Fund or the Calvert Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. Dividends generally are reflected in an increase in the Accumulation or Annuity Unit Value. You pay no transaction expenses (i.e., front end sales load or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund are available only by purchasing MetLife annuities and life insurance policies and are never sold directly to the public. The Calvert Social Balanced Portfolio is made available by the Calvert Fund only through various insurance company annuities and life insurance policies.


The Metropolitan Fund and the Calvert Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap and the Calvert Social Balanced Portfolios, each Portfolio is "diversified" under the 1940 Act.


The Portfolios of the Metropolitan Fund pay us a monthly fee for our services as investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee as its investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described as applicable in the Metropolitan Fund and the Calvert Fund prospectuses and SAIs.


In addition, the Metropolitan Fund prospectus discusses other separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each fund's prospectus.

Deferred Annuities

This Prospectus describes four kinds of Deferred Annuities under which you can accumulate money:

     o   TSA (Tax Sheltered Annuity)
     o   PEDC (Public Employee Deferred Compensation)
     o   Keogh (Keogh plans under *401)
     o   403(a) (Qualified Annuity plans under *403(a))
________________________________________________________________________________
There is a possibility you will lose principal in the investment choices. However, they generally offer the opportunity for greater returns over the long term than our guaranteed fixed options.
________________________________________________________________________________

                                    B-PPA-16

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contractholder. Deferred Annuities may be either:

o Allocated (your Account Balance records are kept for you as an individual); or

o Unallocated (Account Balance records are kept for a plan or group as a whole).

The Deferred Annuity and Your Retirement Plan

If you participate through a retirement plan, the Deferred Annuity may provide that all or some of your rights as described in this Prospectus are subject to the plan's terms. Limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected. If you are a Texas Operational Retirement Program participant, please see Appendix II for specific information which applies to you.

Automated Investment Strategies


There are five automated investment strategies available to you. These investment strategies are available to you without any additional charge. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated contracts. As with any investment program, no strategy can guarantee a gain - you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.


The Equity Generator(Service Mark): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection.


As an added benefit of this strategy, you will not pay early withdrawal charges from your purchase payments, provided that 100% of your contributions are allocated to the Fixed Interest Account for the life of your Deferred Annuity. You must never request allocation changes or transfers. Early withdrawal charges may be taken from any of your earnings.



The Equalizer(Service Mark): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock

________________________________________________________________________________

These Deferred Annuities may be either issued to you as an individual or to a group (you are then a participant under the group's Deferred Annuity).

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and saving goals. These strategies were designed to help you take advantage of the tax-deferred status of an annuity.
________________________________________________________________________________


                                    B-PPA-17

Index Division. If over the quarter, it outperforms the Fixed Interest Account, the excess is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.



The Rebalancer(Service Mark): You select a specific asset allocation from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation.


The Index Selector(Service Mark): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is divided among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(Registered) Index and Russell 2000 Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the original percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The Allocator(Service Mark): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum transfer of $50 is the only requirement.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.

Purchase Payments

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year. Unless limited by tax law, you may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary deduction.

________________________________________________________________________________

You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
________________________________________________________________________________


                                    B-PPA-18

Allocation of Purchase Payments

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for additional purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

Limits on Purchase Payments

Your ability to make purchase payments may be limited by:

o    Federal tax laws;

o Our right to limit the total of your purchase payments to $500,000. We may change the maximum by telling you in writing at least 90 days in advance.

o Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you were age 60, or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (Except under a PEDC Deferred Annuity).

o For Keogh, TSA and PEDC Deferred Annuities, a withdrawal if you should leave your job.

o    Receiving systematic termination payments (described later.)

The Value of Your Investment

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units you have by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

o    Finally, we multiply the previous Accumulation Unit Value by this result.

                                    B-PPA-19

Examples

Calculating the Number of Accumulation Units

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                          $500/10 = 50 accumulation units

Calculating the Accumulation Unit Value

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525.

            $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475.

             $10.00 x .95 = $9.50 is the new Accumulation Unit Value

Transfers

You can make an unlimited number of transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

o    The percentage or dollar amount of the transfer;

o The investment division (or Fixed Interest Account) from which you want the money to be transferred;

o The investment division (or Fixed Interest Account) to which you want the money to be transferred; and

o Whether you intend to start, stop or modify an automated investment strategy by making the transfer.

We may require you to:

o    Use our forms;

o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

o Transfer a minimum amount if the transfer is in connection with the Allocator.


________________________________________________________________________________
You may transfer money within your contract as often as you like. You will not incur current taxes on your earnings or any charges as a result of transferring your money.
________________________________________________________________________________


                                    B-PPA-20

Access To Your Money

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

o    The percentage or dollar amount of the withdrawal; and

o The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

If you request, generally you can tell us to make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our forms.

If you are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then you must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.

Systematic Withdrawal Program For TSA Deferred Annuities

If we agree and if approved in your state for TSA Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated the payments will automatically review each Contract Year.

If you elect to withdraw a dollar amount we will pay you the dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the dollar amount you will receive based on your new Account Balance.

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If you choose to receive a percentage of your Account Balance, we will determine the dollar amount payable on the date these payments begin. When you first elect the program, we will pay this dollar amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis, the percentage of your Account Balance you request equals $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic

________________________________________________________________________________
Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make. Tax law generally prohibits withdrawals from TSA Deferred Annuities before you reach age 59 1/2.

We will withdraw the payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. Each payment must be at least $50.

If you elect to receive payments through this program, you must either be over 59 1/2 years old or have left your job.
________________________________________________________________________________

                                    B-PPA-21

Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the dollar amount that you chose or a dollar amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

Selecting a Payment Date: Your payment date is the date we make the withdrawal. When you select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment a month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage, or timing of payments can be made once a year at the beginning of any Contract Year. However, we must receive your request at least 30 days in advance. If you make any of these changes we will treat your request as though you were starting a new Systematic Withdrawal Program.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all Systematic Withdrawal Program payments in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Minimum Distribution

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum distribution in one annual lump-sum payment, you may

________________________________________________________________________________
If you would like to receive your systematic withdrawal payment by the first of the month you should request that the payment date be the 20th of the prior month.

Your Account Balance will be reduced by the amount of your systematic withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.
________________________________________________________________________________


                                    B-PPA-22
request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

Contract Fee

There is no Separate Account annual contract fee.

o For all contracts except the Keogh Deferred Annuity and certain TSA Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $10,000 and if you fail to make purchase payments during the year.

o For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) you pay a $20 charge applied against any amounts in the Fixed Interest Account.

o For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated) there is no contract fee.

o    There is no contract fee for certain TSA Deferred Annuities.

Charges

There are two types of charges you pay while you have money in an investment division:

o    Insurance-related charge, and

o    Investment-related charge.

Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, for allocated Deferred Annuities, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

________________________________________________________________________________
The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.

MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.
________________________________________________________________________________


                                    B-PPA-23

Investment-Related Charge

This charge pays the investment managers of the Metropolitan Fund and Calvert Fund for managing money in the Portfolios and investment operating expenses. We manage the Metropolitan Fund. The percentage you pay depends on which investment divisions you select. Amounts for each investment division are listed in the Table of Expenses.


Premium Taxes



Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, range from .5% to 5.0% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


Early Withdrawal Charges

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the early withdrawal charge, we will actually withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge.


                                    B-PPA-24

For a full withdrawal we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

The early withdrawal charge on purchase payments withdrawn is as follows:

                      During Purchase Payment/Contract Year

  Year          1      2      3      4      5       6      7      8 & Later
  Percentage   7%     6%     5%     4%     3%      2%     1%         0%



If you are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the early withdrawal charge in the above table for the first seven Contract Years.

By law, your total early withdrawal charges applied to the investment divisions will never exceed 9% of all your purchase payments in the investment divisions.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

When No Early Withdrawal Charge Applies

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

o    On transfers you make within your Deferred Annuity.

o    On withdrawals of purchase payments you made over seven years ago.

o If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

o If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

o If you withdraw up to 10% (20% for the unallocated Keogh and certain TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will you have to pay early withdrawal charges. If you have a Keogh Deferred Annuity, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are

________________________________________________________________________________
You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

Early withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.
________________________________________________________________________________

                                   B-PPA-25
     otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

 o If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity.

 o Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if you retire or leave your job according to the requirements of the Texas Optional Retirement Program, you may withdraw your total Account Balance without an early withdrawal charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


                                 Contract Year

  Year                1*         2         3          4         5
  Percentage          20%       25%     33 1/3%      50%    remainder

* Less that Contract Year's withdrawals


     Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

 o If you are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.

 o   If you retire:

     o For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and you retire according to the requirements of the plan.

     o For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the contract.

     o For certain TSA Deferred Annuities without a plan, if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).


                                    B-PPA-26

      o For the allocated Keogh Deferred Annuity, if you have continuously participated for at least 7 years.

      o   For the PEDC Deferred Annuity, if you retire.

      o For certain TSA Deferred Annuities, if you retired before the contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

o    If you leave your job:

      o For the unallocated Keogh Deferred Annuity, also if you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the contract.

      o For the TSA and 403(a) Deferred Annuities, also if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).

      o For the allocated Keogh Deferred Annuity, also if you have continuously participated for at least 7 years.

      o For PEDC and certain TSA Deferred Annuities, if you leave your job with the employer that bought the Deferred Annuity.

      o For certain TSA Deferred Annuities, if you left your job before the contract was purchased(including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

o For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

o For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if you suffer from an unforeseen hardship.

o For Keogh Deferred Annuities, if you make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

When Another Early Withdrawal Charge May Apply


     If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transfer amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.


o    Amounts transferred before January 1, 1996:



                                    B-PPA-27

     o We credit your transfer amounts with the time you held them under your original contract or if it will produce a lower charge;

     o We use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract.

                          During Purchase Payment Year
  Year          1      2      3        4       5   6 and Beyond
  Percentage   5%     4%     3%       2%       1%       0%


o    Amounts transferred on or after January 1, 1996:

     o For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity or if it will produce a lower charge.

     o We use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original contract:

                               After the Transfer
  Year          1      2      3        4       5   6 and Beyond
  Percentage    5%     4%     3%       2%      1%       0%


     o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

 o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.

Free Look

You may cancel the Deferred Annuity within a certain time period. This is know as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the



                                    B-PPA-28

Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office.

Death Benefit

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under a Keogh Deferred Annuity the death benefit is paid to the plan's trustee. If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

o    Your Account Balance;

o Your highest Account Balance as of the end of any fifth calendar year in which you have the Deferred Annuity and as of the end of each later five year period. In any case, less any later partial withdrawals, fees, charges and outstanding loans; or

o    The total of all of your purchase payments less any partial withdrawals,

In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.

We will only pay the death benefit when we receive both proof of your death and appropriate instructions for payment.


Your beneficiary has the option to apply the death benefit (less any applicable premium taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.


Pay-out Options (or Income Options)


You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans). Then, we apply the remainder to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option.

________________________________________________________________________________
There is no death benefit for the unallocated Keogh Deferred Annuity.
________________________________________________________________________________


                                    B-PPA-29

When considering a pay-out option, you should think about whether you want:



o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;



o    A fixed dollar payment or a variable payment;



o    A want a refund feature.



Your income payment amount will depend upon your choices. For liftetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your and your spouse's lifetimes, your payments will typically be lower than if your select a pay-out option with payments over only your lifetime.


By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.


Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.


Income Annuities


Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity, you must start receiving payments within the first year after the annuity is issued.


We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

o    TSA

o    PEDC

o    Keogh

o    403(a)

________________________________________________________________________________
The pay-out phase is often referred to as either "annuitizing" your contract or an income annuity.

Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.
________________________________________________________________________________

                                    B-PPA-30

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

Income Payment Types

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:

o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

o Annuitant: the person whose life is the measure for determining the timing and sometimes the dollar amount of payments.

o Beneficiary: the person who receives continuing payments or a lump sum payment if the owner dies.


Your income payment amount will depend in large part on the type of income payment type you choose. For example, if you select an "Income for Two Lives Annuity," your payments will typically be lower than if you select a "Your Lifetime Annuity." The following income payment types are available:


Your Lifetime Annuity: A variable income payable during the annuitant's life.

Your Lifetime with a Guaranteed Period Annuity: A variable income payable during the annuitant's life with a guaranteed number of years. If, at the death of the annuitant, payments have been made for less than the guaranteed period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guaranteed period) for the rest of the guaranteed period.

Your Lifetime With a Refund Annuity: A variable income payable during the annuitant's life with a refund provision. If, at the death of the annuitant, the total of all income payments is less than the purchase payment that we received, we will pay the owner of the annuity (or to the beneficiary if the owner is not alive) an amount equal to the difference.

Income for Two Lives Annuity: A variable income payable while either of two annuitants is alive. After one annuitant dies, payments continue if the other annuitant is alive. Payments stop once both annuitants are no longer alive. Payments after one annuitant dies may be the same as those paid while both were alive or may be a lower percentage that is selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

_______________________________________________________________________________
Many times the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

     o The amount of income you need;

     o The amount you expect to receive from other sources;

     o The growth potential of other investments; and

     o How long you would like your income to last.
_______________________________________________________________________________

                                    B-PPA-31

Income for Two Lives with a Guaranteed Period Annuity: This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guaranteed period even if one or both annuitants die. If, upon the death of both annuitants, payments have been made for less than the guaranteed period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guaranteed period) for the rest of the guaranteed period.

Income for Two Lives with a Refund Annuity: This is the same as the Income for Two Lives Annuity described above, but if upon the death of both annuitants, the total of all of income payments is less than the purchase payment that we received, we will pay the owner of the annuity (or to the beneficiary if the owner is not alive) an amount equal to the difference.

Income for a Guaranteed Period Annuity: A variable income payable for a guaranteed period (5-30 years). Payments cease at the end of the guaranteed period (which is often called a "term certain" period) even if the annuitant is still alive. If the annuitant dies before the end of the guaranteed period, payments are made to the owner of the annuity (or to the beneficiary if the owner dies before the end of the guaranteed period) for the rest of the guaranteed period.


Allocation



You decide how your money is allocated among the Fixed Income Option and the investment divisions.


Minimum Size of Your Income Payment




Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.


The Value of Your Income Payments


Annuity units are credited to you when you make a purchase payment or transfer into an investment division. When you transfer money from an investment division, annuity units in that investment division are liquidated. Before we determine the number of annuity units you have, we reduce your purchase payment by any premium taxes and the contract fee, if applicable. We then divide the remainder by the Annuity Unit Value on the date of the transaction.



Your payment is determined by using the Assumed Investment Return ("AIR") to benchmark the investment experience of the investment divisions you select. The higher your AIR, the higher your first income payment will be. Your next payments will only increase in proportion to the amount the investment experience of your chosen investment divisions


________________________________________________________________________________

The AIR is stated in your contract and may range from 3% to 6%.
________________________________________________________________________________

                                    B-PPA-32
exceeds the AIR and Separate Account charges. Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment divisions.

Your income payments are determined ten days prior to your income payment date or your contract's issue date, if later.

This is how we calculate the Annuity Unit Value for each investment division:

o First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

o Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated;

o    Then, we divide by the daily equivalent of your AIR; and

o    Finally, we multiply the previous Annuity Unit Value by this result.

Transfers


You can make an unlimited number of transfers among investment divisions or from the investment divisions to the Fixed Income Option. There is no charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).



For us to process a transfer, you must tell us:

o    The percentage or dollar amount of the transfer;

o The investment division (or Fixed Income Option) to which you want to transfer; and

o    The investment division from which you want to transfer.

We may require that you use our forms to make transfers.

Contract Fee


A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. If you select a pay-out option under your Deferred Annuity and you purchased that Deferred Annuity at least two years ago, we will waive the contract fee.



________________________________________________________________________________

Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.
________________________________________________________________________________


                                    B-PPA-33

Charges

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

o    Insurance-related charge; and

o    Investment-related charge.

Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

Investment-Related Charge

This charge pays the investment managers of the Metropolitan Fund and Calvert Fund for managing money in the Portfolios and for investment operating expenses. We manage the Metropolitan Fund. The percentage you pay depends on the investment divisions you select. Amounts for each investment division are listed in the Table of Expenses.


Premium Taxes




Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.



Premium taxes, if applicable, range from .5% to 5.0% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


Free Look

You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Again, depending on state law, we

________________________________________________________________________________

The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.
________________________________________________________________________________


                                    B-PPA-34
may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office.

General Information
Administration

All transactions will be processed in the manner described below.

Purchase Payments

Send your purchase payments by check or money order made payable to "MetLife" to your MetLife Designated Office. We will provide you with all necessary forms. We must have all completed documents to credit your purchase payments.

Usually, your initial purchase payment is credited to you within two days of receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of 4:00 p.m. Eastern time, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

o On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

o    After 4:00 p.m. Eastern time.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

Confirming Transactions

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly.

________________________________________________________________________________
Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office.
________________________________________________________________________________


                                    B-PPA-35

Transactions by Telephone

You may conduct a variety of transactions by telephone, unless prohibited by state law. Some of these transactions include:

o    Transfers

o    Changes to investment strategies

o    Changes in the allocation of future purchase payments.

Your telephone transaction must be completed by 4:00 p.m. Eastern time if you want the transaction to take place on that day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personalized data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those telephone instructions. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Processing of Certain Transactions

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

Valuation

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the New York Stock Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

________________________________________________________________________________
You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree. This does not apply if you have a Keogh Deferred Annuity or Income Annuity.
________________________________________________________________________________

                                    B-PPA-36

Advertising Performance

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

Yield is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

Change in Accumulation/Annuity Unit Value is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

Average annual total return calculations reflect all Separate Account charges and applicable early withdrawal charges. These figures also assume a steady annual rate of return.


Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges. For purposes of presentation, we may assume that certain Deferred Annuities and Income Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund and Calvert Fund Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.


We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

________________________________________________________________________________
All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
________________________________________________________________________________

                                    B-PPA-37

Changes to Your Deferred Annuity or
Income Annuity

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

o    To operate the Separate Account in any form permitted by law.

o To take any action necessary to comply with or obtain and continue any exemptions under the law.

o To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

o To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

Voting Rights

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund and Calvert Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a



                                    B-PPA-38
voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuities, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuities, we will provide you with the number of copies of voting instruction soliciting material that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

o    The shares for which voting instructions are received, and

o    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote each Portfolio's shares based on our judgment.

Who Sells the Deferred Annuities and Income Annuities

All Deferred Annuities and Income Annuities, are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6%.


                                    B-PPA-39

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .12% of the total Account Balances of the Deferred Annuities and, other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

From time to time,MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisement in their publications or enter into other such arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

Financial Statements


The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.


Your Spouse's Rights

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

When We Can Cancel Your Deferred Annuity or Income Annuity

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the


                                    B-PPA-40
unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. If we cancel a Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

Income Taxes

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract. The SAI has additional tax information.

For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities.

General

Deferred annuities are a means of setting aside money for future needs-- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Internal Revenue Code (Code).

Because these products are intended for retirement, if you make withdrawals before age 59 1/2 you may incur a tax penalty.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

Contributions

Generally, all contributions will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" contributions can be made to certain annuities.

These contributions do not reduce your taxable income or give you a tax deduction.

There are different annual contribution limits for the annuities offered in this prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

________________________________________________________________________________
Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation.

Simply stated, income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.
________________________________________________________________________________

                                    B-PPA-41

Withdrawals

Because your contributions are generally on a before tax basis, you pay income taxes on the full amount of money you withdraw as well as income earned under the contract. If you made any after tax contributions they would not be subject to income tax.

If certain requirements are met, you may be able to transfer amounts in your contract to another eligible retirement plan or IRA. For PEDC contracts, you can only transfer such amounts to another PEDC plan.

Minimum Distribution Requirements

Generally, you must begin receiving withdrawals from your contract by April 1 of the calendar year following the later of:

o    The year you turn age 70 1/2 or;

o Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

Although the minimum distribution requirements for PEDC are similar to those for TSA, 403(a) and Keogh, there are some differences.

Please consult the section for the type of annuity you purchased to determine if there are restrictions to withdrawals.

Withdrawals Before Age 59 1/2

If you receive a taxable distribution from your contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes. This does not apply to PEDC annuities.

As indicated in the chart below, some distributions prior to age 591/2 are exempt from the penalty. Some of these exceptions include any amounts received:

                                                          Type of Contract
                                                     --------------------------
                                                     TSA       Keogh     403(a)

                                                     ---       ------    ------

 In a series of substantially equal payments
 made annually (or more frequently) for life or life
 expectancy, after you have separated from service     x           x         x


After you die                                          x           x         x

After you become totally disabled (as
defined in the Code)                                   x           x         x

To pay deductible medical expenses                     x           x         x

After separation from service
if you are over age 55                                 x           x         x

________________________________________________________________________________
Withdrawals and income payment are included in income except for the portion that represents a return of non-deductible purchase payments.
________________________________________________________________________________

                                    B-PPA-42

Mandatory 20% Withholding (Except PEDC)

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. This rule does not apply to PEDC contracts. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA, or another eligible retirement plan.


Generally, an "eligible rollover distribution" is any taxable amount you receive from your contract. However, it does not include taxable distributions that are:

o    A series of substantially equal payments made at least annually for:

     o   Your life or life expectancy

     o   Both you and your beneficiary's lives or life expectancies

     o   A specified period of 10 years or more

o    Withdrawals to satisfy minimum distribution requirements

Other exceptions to the definition of eligible rollover distribution exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different witholding rules. The witholding amounts are determined at the time of payment. You may elect out of these withholding requirements.

Systematic Withdrawal Program for Substantially Equal Periodic Payments (SEPP)

Except for PEDC, if you are considering using the Systemic Withdrawal Program for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% penalty tax.

After Death

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract within five years after the year of your death or begin payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your contract permits, your spouse may delay the start of income payments until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

                                    B-PPA-43

TSA Annuities

General

TSAs fall under Section 403(b) of the Code which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

Your employer buys the annuity for you although you then own it.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

Withdrawals

If you are under 59 1/2, you cannot withdraw money from your contract unless the withdrawal:

o Relates to contributions made prior to 1989 (and earnings on those contributions).

o    Is directly transferred to other Section 403(b) arrangements;

o    Relates to amounts that are not salary reduction elective deferrals;

o Is after you die, leave your job or become disabled (as defined by the Code); or

o Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

See the general heading under Income Taxes for a brief description of the tax rules that apply to TSA Annuities.

Keogh Annuities

General

Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans.

See the general heading under Income Taxes for a brief description of the tax rules for Keogh Annuities.


PEDC

-------------------------------------------------------------------------------
You may be subject to the 10% penalty tax if you withdraw money before you turn 59 1/2.
-------------------------------------------------------------------------------

General

PEDC plans are available to state or local governments and certain tax-exempt organizations as described in Section457 of the Code. The plans are not available for churches and qualified church-controlled organizations.

                                    B-PPA-44

PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

Withdrawals

Generally, monies in your contract can not be "made available" to you until you:

o    Reach age 70 1/2

o    Leave your job

o    Have an unforeseen emergency (as defined by the Code)

Special Rules

Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

See the general heading under Income Annuities for a brief description of the tax rules that apply to PEDC annuities.

403(a)

General

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.


                                    B-PPA-45

Table of Contents for the Statement of Additional Information

                                                                         Page

Cover Page .................................................................1

Table of Contents ..........................................................1

Independent Auditors .......................................................2

Services ...................................................................2

Year 2000 ..................................................................2

Distribution of Certificates and Interests in the
      Deferred Annuities and Income Annuities ..............................2

Early Withdrawal Charge ....................................................2

Experience Factor ..........................................................2

Variable Income Payments ...................................................2

Investment Management Fees .................................................5

Performance Data and Advertisement of
      the Separate Account .................................................6

Voting Rights ..............................................................7

ERISA ......................................................................8

Taxes ......................................................................9

Performance Data ..........................................................22


Financial Statements of the Separate Account ..............................34




Financial Statements of MetLife ...........................................61



                                    B-PPA-46

Appendix


Premium Tax Table



If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to your Deferred Annuity or Income Annuity.


                                         Keogh and         PEDC
                         TSA Deferred   403(a) Deferred   Deferred and
                         and Income      and Income        Income
                         Annuities       Annuities         Annuities (1)

California .............    0.5%            0.5%              2.35%

Kentucky (3) ...........    2.0%            2.0%              2.0%

Maine ..................     --              --                --

Nevada .................     --              --                --

Puerto Rico ............    1.0%            1.0%              1.0%

South Dakota ...........     --              --                --

U.S. Virgin Islands ....    5.0%            5.0%              5.0%

West Virginia ..........    1.0%            1.0%              1.0%

Wyoming ................     --              --                --



1 Premium tax rates applicable to Deferred and Income Annuities purchased under retirement plans of public employers meeting the requirements of
  Section 401(a) of the Code are included under the column headed "Keogh Deferred and Income Annuities."

2 The premium tax in Kentucky is repealed effective January 1, 2000.





PEANUTS (Copyright) United Feature Syndicate, Inc.
(Copyright)1999 Metropolitan Life Insurance Company

                                    B-PPA-47

Appendix II

What You Need To Know If You Are A Texas Optional
Retirement Program Participant

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institute of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.


                                    B-PPA-48

                      [This page intentionally left blank]



                                    B-PPA-49

                                                                  Bulk Rate
                                                              U.S. Postage Paid
                                                                Rutland, VT
                                                                Permit 220
Met Life(Registered)


Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

Address Service Requested


                                    B-PPA-50

                                                                April 30, 1999

Preference Plus(Registered) Account Variable Annuity Contracts
Issued by Metropolitan Life Insurance Company

This Prospectus describes group Preference Plus contracts for deferred variable enhanced annuities ("Enhanced Deferred Annuities") and Preference Plus immediate variable enhanced income annuities ("Enhanced Income Annuities").

------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Enhanced Deferred Annuity or Enhanced Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through the Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"):

     State Street Research Aggressive Growth
     State Street Research Diversified
     State Street Research Growth
     State Street Research Income
     Harris Oakmark Large Cap Value
     Janus Mid Cap
     Loomis Sayles High Yield Bond
     Neuberger Berman Partners Mid Cap Value
     Santander International Stock
     Scudder Global Equity
     T. Rowe Price Large Cap Growth
     T. Rowe Price Small Cap Growth
     Lehman Brothers Aggregate Bond Index
     MetLife Stock Index
     Morgan Stanley EAFE(Registered) Index
     Russell 2000(Registered) Index

How to learn more:

Before investing, read the information in this Prospectus about the Enhanced Deferred Annuities, Enhanced Income Annuities and Metropolitan Life Separate Account E. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 1999. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page C-PPA-47 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
Retirement & Savings Center, Area 2H
One Madison Avenue
New York, NY  10010-3690
Attention: Brian Mack
Phone: (800) 553-4459

The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

The current Metropolitan Fund Prospectus is attached to the back of this Prospectus. You should also read the Metropolitan Fund Prospectus carefully before purchasing a Enhanced Deferred Annuity or Enhanced Income Annuity. This Prospectus is not valid unless attached to a Metropolitan Fund Prospectus.

Enhanced Deferred Annuities Available
for Purchase:


     o Non-Qualified
     o Traditional IRA

     o Roth IRA

     o Unallocated Keogh


Enhanced Income Annuities Available:

     o Non-Qualified
     o Traditional IRA

     o Roth IRA

     o Unallocated Keogh

A word about investment risk:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

     o a bank deposit or obligation;
     o federally insured or guaranteed; or
     o endorsed by any bank or other financial institution.
------------------------------------------------------------------------------

                [LOGO OF METROPOLITAN LIFE INSURANCE COMPANY]

                               TABLE OF CONTENTS

Important Terms You Should Know ...................................... C-PPA-4


Table of Expenses .................................................... C-PPA-6

Accumulation Unit Values Table ....................................... C-PPA-9

MetLife .............................................................. C-PPA-13

Metropolitan Life Separate Account E ................................. C-PPA-13

The Variable Annuities in this Prospectus ............................ C-PPA-13
     An Enhanced Deferred Annuity .................................... C-PPA-14
     An Enhanced Income Annuity ...................................... C-PPA-14

Your Investment Choices .............................................. C-PPA-15

Enhanced Deferred Annuities .......................................... C-PPA-16
     The Enhanced Deferred Annuity and Your Retirement Plan .......... C-PPA-17
     Automated Investment Strategies ................................. C-PPA-17
     Purchase Payments ............................................... C-PPA-18
       Allocation of Purchase Payments ............................... C-PPA-18
       Automated Purchase Payments ................................... C-PPA-18
       Limits on Purchase Payments ................................... C-PPA-19
     The Value of Your Investment .................................... C-PPA-19
     Transfers ....................................................... C-PPA-20
     Access to Your Money ............................................ C-PPA-21
       Systematic Withdrawal Program ................................. C-PPA-21
       Minimum Distribution .......................................... C-PPA-22
     Contract Fee .................................................... C-PPA-23
     Charges ......................................................... C-PPA-23
       Insurance-Related Charge ...................................... C-PPA-23
       Investment-Related Charge ..................................... C-PPA-23


     Premium Taxes ................................................... C-PPA-23

     Early Withdrawal Charges ........................................ C-PPA-24
       When No Early Withdrawal Charge Applies ....................... C-PPA-25
       When Another Early Withdrawal Charge May Apply ................ C-PPA-27
     Free Look ....................................................... C-PPA-28
     Death Benefit ................................................... C-PPA-28
     Pay-out Options (or Income Options) ............................. C-PPA-29

                                   C-PPA-2

Enhanced Income Annuities .............................................C-PPA-30
     Income Payment Types .............................................C-PPA-31

     Allocation .......................................................C-PPA-32
     Minimum Size of Your Enhanced Income Payment .....................C-PPA-32

     The Value of Your Income Payments ................................C-PPA-32
     Transfers ........................................................C-PPA-33
     Contract Fee .....................................................C-PPA-33
     Charges ..........................................................C-PPA-33
       Insurance-Related Charge .......................................C-PPA-33
       Investment-Related Charge ......................................C-PPA-34

     Premium Taxes ....................................................C-PPA-34

     Free Look ........................................................C-PPA-34
General Information ...................................................C-PPA-34
     Administration ...................................................C-PPA-34
       Purchase Payments ..............................................C-PPA-34
       Confirming Transactions ........................................C-PPA-35
       Transactions by Telephone ......................................C-PPA-35
       Processing of Certain Transactions .............................C-PPA-36
       Valuation ......................................................C-PPA-36
     Advertising Performance ..........................................C-PPA-36
     Changes to Your Enhanced Deferred Annuity or
       Enhanced Income Annuity ........................................C-PPA-37
     Voting Rights ....................................................C-PPA-38
     Who Sells the Enhanced Deferred Annuities and
       Enhanced Income Annuities ......................................C-PPA-39
Financial Statements ..................................................C-PPA-39

     Your Spouse's Rights .............................................C-PPA-39
     When We Can Cancel Your Enhanced Deferred Annuity or
       Enhanced Income Annuity ........................................C-PPA-40
Income Taxes ..........................................................C-PPA-40
Table of Contents of the Statement of Additional Information ..........C-PPA-47

Appendix for Premium Tax Table ........................................C-PPA-48


MetLife does not intend to offer the Enhanced Deferred Annuities or Enhanced Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Enhanced Deferred Annuities or Enhanced Income Annuities other than the information in this Prospectus, the attached prospectus, supplements to the prospectuses or any supplemental sales material we authorize.

                                   C-PPA-3

Important Terms You Should Know

Account Balance

When you purchase an Enhanced Deferred Annuity an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.


Accumulation Unit Value

Under an Enhanced Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


Annuity Unit Value

Under an Enhanced Income Annuity or variable payout option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


Assumed Investment Return (AIR)

Under an Enhanced Income Annuity, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.


Contract

A contract is the legal agreement between MetLife or the certificate under a group annuity contract between MetLife and your employer, plan trustee or other entity. You as the participant or annuitant receive a certificate under the Contract. The contract contains relevant provisions of your Enhanced Deferred Annuity or Enhanced Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.


Contract Year

Generally, the Contract Year for an Enhanced Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issue the annuity occurs and each following 12 month period. However, for the unallocated Keogh Enhanced Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial


                                   C-PPA-4
three to 15 month period after the contract is issued.

Early Withdrawal Charge


The early withdrawal charge is the amount we deduct from your Account Balance in addition to your requested withdrawal amount if you withdraw money prematurely from an Enhanced Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.



Investment Division

Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund.


MetLife

Metropolitan Life Insurance Company is the company that issues the Enhanced Deferred Annuities and Enhanced Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


MetLife Designated Office

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Enhanced Deferred Annuity or Enhanced Income Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.


Separate Account

A separate account is an investment account. All assets contributed to investment divisions under the Enhanced Deferred Annuities and Enhanced Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Enhanced Deferred Annuities and Enhanced Income Annuities.


You

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity or the participant or annuitant for whom money is invested under group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Enhanced Deferred Annuity, "you" means the trustee of the Keogh plan.


Variable Annuity

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

                                   C-PPA-5

TABLE OF EXPENSES--PREFERENCE PLUS ENHANCED DEFERRED ANNUITIES AND ENHANCED INCOME ANNUITIES


The following table shows the Separate Account and Metropolitan Fund charges and expenses you will incur. The table is based on past experience and is subject to change. It is not intended to show your actual expenses which may be higher or lower. The table does not show fees for the Fixed Interest Account or premium taxes which may apply. We have provided examples to show you the impact of Separate Account and Metropolitan Fund charges and expenses on a hypothetical investment of $1,000 that has an assumed 5% return on the investment.


--------------------------------------------------------------------------------


Separate Account and Metropolitan Fund expenses for the fiscal year ending
December 31, 1998:
   Contractowner Transaction Expenses For All Investment Divisions Currently
   Offered
      Sales Load Imposed on Purchases ............................................              None
      Deferred Sales Load (as a percentage of the purchase payment funding the
         withdrawal during the accumulation period)(1) ...........................     From 0% to 7%
      Exchange Fee ...............................................................              None
      Surrender Fee ..............................................................              None
   Annual Contract Fee (2) .......................................................              None
   Separate Account Annual Expenses  (as a percentage of average account value) (3)
      General Administrative Expenses Charge .....................................              .20%
      Mortality and Expense Risk Charge ..........................................              .75%
      Total Separate Account Annual Expenses .....................................              .95%

                                                                                               OTHER EXPENSES  TOTAL AFTER
                                                                                   MANAGEMEN    AFTER EXPENSE    EXPENSE
    Metropolitan Fund Annual Expenses (as a percentage of average net assets)         FEES      REIMBURSEMENT  REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
   State Street Research Aggressive Growth Portfolio (4)(5) ......................     .71         .04             .75
   State Street Research Diversified Portfolio (4)(5) ............................     .43         .05             .48
   State Street Research Growth Portfolio (4)(5) .................................     .48         .05             .53
   State Street Research Income Portfolio (4)(5) .................................     .33         .06             .39
   Harris Oakmark Large Cap Value Portfolio (5)(7) ...............................     .75         .20             .95
   Janus Mid Cap Portfolio (5)(6) ................................................     .72         .09             .81
   Loomis Sayles High Yield Bond Portfolio (6) ...................................     .70         .31            1.01
   Neuberger Berman Partners Mid Cap Value Portfolio (5)(7) ......................     .70         .20             .90
   Santander International Stock Portfolio (4)(5) ................................     .75         .27            1.02
   Scudder Global Equity Portfolio (5)(6) ........................................     .74         .28            1.02
   T. Rowe Price Large Cap Growth Portfolio (5)(7) ...............................     .70         .20             .90
   T. Rowe Price Small Cap Growth Portfolio (5)(6) ...............................     .53         .14             .67
   Lehman Brothers Aggregate Bond Index Portfolio (7) ............................     .25         .23             .48
   MetLife Stock Index Portfolio (4) .............................................     .25         .05             .30
   Morgan Stanley EAFE(Registered) Index Portfolio (7) ...........................     .30         .25             .55
   Russell 2000 Index Portfolio (7) ..............................................     .25         .20             .45


                                    C-PPA-6

Example
If you surrender your Enhanced Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets:


                                                                                 1           3           5         10
                                                                               YEAR        YEARS       YEARS      YEARS
-----------------------------------------------------------------------------------------------------------------------
   State Street Research Aggressive Growth Portfolio ........................   80          98         119         202
   State Street Research Diversified Portfolio ..............................   77          90         105         172
   State Street Research Growth Portfolio ...................................   78          92         108         178
   State Street Research Income Portfolio ...................................   76          87         100         162
   Harris Oakmark Large Cap Value Portfolio .................................   82         105         130         224
   Janus Mid Cap Portfolio ..................................................   81         100         123         209
   Loomis Sayles High Yield Bond Portfolio ..................................   83         107         133         231
   Neuberger Berman Partners Mid Cap Value Portfolio ........................   82         103         127         218
   Santander International Stock Portfolio ..................................   83         107         134         231
   Scudder Global Equity Portfolio ..........................................   83         107         134         231
   T. Rowe Price Large Cap Growth Portfolio .................................   82         103         127         218
   T. Rowe Price Small Cap Growth Portfolio .................................   79          96         115         193
   Lehman Brothers Aggregate Bond Index Portfolio ...........................   77          90         105         172
   MetLife Stock Index Portfolio ............................................   76          84          95         152
   Morgan Stanley EAFE(Registered) Index Portfolio ..........................   78          92         109         180
   Russell 2000 Index Portfolio .............................................   77          89         103         169


     If you annuitize (elect a pay-out option under your Enhanced Deferred Annuity) or do not surrender your Enhanced Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (8):


                                                                                 1           3           5         10
                                                                               YEAR        YEARS       YEARS      YEARS
-----------------------------------------------------------------------------------------------------------------------
   State Street Research Aggressive Growth Portfolio .........................  17          54          93         202
   State Street Research Diversified Portfolio ...............................  15          46          79         172
   State Street Research Growth Portfolio ....................................  15          47          81         178
   State Street Research Income Portfolio ....................................  14          43          74         162
   Harris Oakmark Large Cap Value Portfolio ..................................  19          60         104         224
   Janus Mid Cap Portfolio ...................................................  18          56          96         209
   Loomis Sayles High Yield Bond Portfolio ...................................  20          62         107         231
   Neuberger Berman Partners Mid Cap Value Portfolio .........................  19          59         101         218
   Santander International Stock Portfolio ...................................  20          62         107         231
   Scudder Global Equity Portfolio ...........................................  20          62         107         231
   T. Rowe Price Large Cap Growth Portfolio ..................................  19          59         101         218
   T. Rowe Price Small Cap Growth Portfolio ..................................  17          51          89         193
   Lehman Brothers Aggregate Bond Index Portfolio ............................  15          45          78         172
   MetLife Stock Index Portfolio .............................................  13          40          69         152
   Morgan Stanley EAFE(Registered) Index Portfolio ...........................  15          48          82         180
   Russell 2000 Index Portfolio ..............................................  14          45          77         169


                                    C-PPA-7

1 There are times when the early withdrawal charge does not apply to amounts that are withdrawn from an Enhanced Deferred Annuity. Each Contract Year you may take the greater of 10% (20% under certain Enhanced Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges.

2 A $20 annual contract fee may be imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.

3 Our total Separate Account Annual Expenses will not exceed .95% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.

4 Prior to May 16, 1993, we paid all expenses of the Metropolitan Fund (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses).

5 Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus for the Metropolitan Fund.

6 These Portfolios began operations on March 3, 1997. We paid all expenses (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the following Portfolios until the Portfolio's total assets reached $100 million, or until March 2, 1999, whichever came first. If we had not reimbursed the Portfolios for these expenses, the "other expenses" for the Portfolios would have been:

                                             OTHER EXPENSES          DATE
                                                WITHOUT          REIMBURSEMENT
                                              REIMBURSEMENT         STOPPED
     --------------------------------------------------------------------------

          Loomis Sayles High Yield Bond           0.35%         March 2,1999
          T. Rowe Price Small Cap Growth          0.14%       January 23, 1998
          Janus Mid Cap                           0.09%       December 31, 1997
          Scudder Global Equity                   0.28%          July 1, 1998


7 These Portfolios began operations on November 9, 1998. We pay all expenses (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses) in excess of .20% (.25% for the Morgan Stanley EAFE(Registered) Index Portfolio) of the average net assets for each of the following Portfolios until the Portfolio's total assets reach $100 million, or until November 8, 2000, whichever comes first. If we had not reimbursed the Portfolios for these expenses, the "other expenses" for the Portfolios are estimated to have been:

                                                               OTHER EXPENSES
                                                                  WITHOUT
                                                               REIMBURSEMENT
--------------------------------------------------------------------------------

               Harris Oakmark Large Cap Value                      0.80%
               Lehman Brothers Aggregate Bond Index                0.32%
               Neuberger Berman Partners Mid Cap Value             0.89%
               Russell 2000 Index                                  0.70%
               T. Rowe Price Large Cap Growth Portfolio            1.18%
               Morgan Stanley EAFE(Registered) Index               0.99%

8 This example assumes no early withdrawal charges are applicable. In order to make this assumption for a pay-out option under your Deferred Annuity, we also assumed that you selected an income payment type under which you will receive payments over your lifetime or for a period of at least five full years.

                                    C-PPA-8

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
(For an accumulation unit outstanding throughout the period)



     These tables and bar charts show fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                BEGINNING OF   END OF YEAR     ACCUMULATION
                                                                                ACCUMULATION   ACCUMULATION  UNITS END OF YEAR
   ENHANCED PREFERENCE PLUS CONTRACTS                                YEAR        UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------
   State Street Research Aggressive Growth Division                   1998        $38.02         $42.82            321
                                                                      1997         35.98          38.02            340
   (YEAR END ACCUMULATION UNIT VALUE                                  1996         33.72          35.98            341
    BAR CHARTS OMITTED FOR THIS DIVISION                              1995         26.29          33.72            254
    AND EACH OF THE 10 FOLLOWING DIVISIONS)                           1994         27.05          26.29            189
                                                                      1993         22.26          27.05            163
                                                                      1992         20.37          22.26              1
                                                                      1991         12.35          20.37              0
                                                                      1990         14.85 (a)      12.35              0


   State Street Research Diversified Division                         1998         33.57          39.79            415
                                                                      1997         28.11          33.57            390
                                                                      1996         24.78          28.11            371
                                                                      1995         19.69          24.78            346
                                                                      1994         20.51          19.69            341
                                                                      1993         18.36          20.51            360
                                                                      1992         16.93          18.36             50
                                                                      1991         13.68          16.93              0
                                                                      1990         14.34 (a)      13.68              0

                                    C-PPA-9

(For an accumulation unit outstanding throughout the period)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                NUMBER OF
                                                                               BEGINNING OF    END OF YEAR    ACCUMULATION
                                                                               ACCUMULATION   ACCUMULATION   UNITS END OF YEAR
  ENHANCED PREFERENCE PLUS CONTRACTS                                 YEAR       UNIT VALUE      UNIT VALUE    (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------
   State Street Research Growth Division                              1998         $60.00        $76.19            445
                                                                      1997          47.19         60.00            443
                                                                      1996          38.99         47.19            402
                                                                      1995          29.57         38.99            334
                                                                      1994          30.85         29.57            296
                                                                      1993          27.22         30.85            258
                                                                      1992          24.63         27.22              5
                                                                      1991          18.67         24.63              0
                                                                      1990          21.66(a)      18.67              0


   State Street Research Income Division                              1998          32.77         35.52            161
                                                                      1997          30.13         32.77            139
                                                                      1996          29.36         30.13            128
                                                                      1995          24.79         29.36            123
                                                                      1994          25.83         24.79            125
                                                                      1993          23.43         25.83            151
                                                                      1992          22.12         23.43              0
                                                                      1991          19.02         22.12              0
                                                                      1990          17.91(a)      19.02              0


   Janus Mid Cap Division                                             1998          12.72         17.29            100
                                                                      1997          10.00(b)      12.72             54

   Loomis Sayles High Yield Bond Division                             1998          10.53          9.65             33

                                                                      1997          10.00(b)      10.53             15


                                   C-PPA-10

(For an accumulation unit outstanding throughout the period)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                NUMBER OF
                                                                               BEGINNING OF    END OF YEAR    ACCUMULATION
                                                                               ACCUMULATION   ACCUMULATION   UNITS END OF YEAR
  ENHANCED PREFERENCE PLUS CONTRACTS                                 YEAR       UNIT VALUE      UNIT VALUE    (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------
  Santander International Stock Division                              1998        $13.54         $16.43            318
                                                                      1997         13.99          13.54            324
                                                                      1996         14.38          13.99            368
                                                                      1995         14.40          14.38            396
                                                                      1994         13.84          14.40            446
                                                                      1993          9.45          13.84            339
                                                                      1992         10.63           9.45              1
                                                                      1991         10.00(c)       10.63

   Scudder Global Equity Division                                     1998         10.88          12.49             88
                                                                      1997         10.00(b)       10.88             62


   T. Rowe Price Small Cap Growth Division                            1998         11.79          12.08             94
                                                                      1997         10.00(b)       11.79             85


   MetLife Stock Index Division                                       1998         32.50          41.28            748
                                                                      1997         24.83          32.50            701
                                                                      1996         20.44          24.83            629
                                                                      1995         15.07          20.44            518
                                                                      1994         15.04          15.07            432
                                                                      1993         13.86          15.04            399
                                                                      1992         13.02          13.86             12
                                                                      1991         10.13          13.02              0

                                                                      1990         10.85(a)       10.13              0

                                   C-PPA-11

(For an accumulation unit outstanding throughout the period)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                NUMBER OF
                                                                               BEGINNING OF    END OF YEAR    ACCUMULATION
                                                                               ACCUMULATION   ACCUMULATION   UNITS END OF YEAR
   PREFERENCE PLUS ENCHANCED DEFERRED ANNUITIES                      YEAR       UNIT VALUE      UNIT VALUE    (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------
   Harris Oakmark Large Cap Value Division                            1998           $10.00(d)    $9.72              2
   Lehman Brothers Aggregate Bond Division                            1998            10.00(d)    10.12             11
   Morgan Stanley EAFE(Registered) Index Division                     1998            10.00(d)    10.80             13
   Neuberger Berman Partners Mid Cap Value Division                   1998            10.00(d)    10.73              5
   Russell 2000 Index Division                                        1998            10.00(d)    10.53             16
   T. Rowe Price Large Cap Growth Division                            1998            10.00(d)    11.01              3


     In addition to the above mentioned Accumulation Units, there were cash reserves of $22,530,195 as of December 31, 1998, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.

   (a) Inception Date July 2, 1990.

   (b) Inception Date March 3, 1997.

   (c) Inception Date July 1, 1991.

   (d) Inception Date November 9, 1998. A bar chart does not appear for this investment division because there is less than one calendar year of performance history.

                                   C-PPA-12

MetLife


Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, MetLife is a leading provider of insurance and financial services to a broad spectrum of individual and institutional customers. With approximately $359 billion worth of assets under management as of December 31, 1998, MetLife provides individual insurance and investment products to approximately 9 million households in the U.S. MetLife also provides group insurance and investment products to corporations and other institutions employing over 33 million people.


We are a mutual life insurance company. In November 1998, MetLife announced its intention to convert to a stock company from a mutual company. MetLife's board of directors authorized the development of a plan to "demutualize." The plan will be subject to approval by the board of directors, the State of New York Insurance Department and policyholders. As of April 30, 1999, we do not know the details of the plan or when or if it will take effect.

Metropolitan Life Separate Account E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Enhanced Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Enhanced Deferred Annuities and Enhanced Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.


The Variable Annuities in this Prospectus


There are two types of variable annuities described in this Prospectus: Enhanced Deferred Annuities and Enhanced Income Annuities. These annuities are "variable" because the value of your account or income


                                    C-PPA-13
payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Enhanced Deferred Annuity, your income payments under a variable pay-out option of your Enhanced Deferred Annuity, or your income payments under your Enhanced Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name.

The Enhanced Deferred Annuities have a fixed interest rate option called the Fixed Interest Account. With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Enhanced Income Annuities and the variable pay-out options under the Enhanced Deferred Annuities have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

An Enhanced Deferred Annuity

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Enhanced Deferred Annuities offer various insurance benefits such as of pay-out options, including our guarantee of income for your lifetime, they are "annuities."

An Enhanced Income Annuity

An Enhanced Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime or your and another's lifetimes. Some Enhanced Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of your income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.

________________________________________________________________________________
The group Deferred Annuities and group Income Annuities described in this prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

An Enhanced Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income annuity or "pay-out" phase.
________________________________________________________________________________

                                    C-PPA-14

Your Investment Choices


The Metropolitan Fund and each Portfolio are more fully described in the Metropolitan Fund's prospectus and its SAI. The Metropolitan Fund's prospectus is attached at the end of this Prospectus. You should read the Metropolitan Fund prospectus carefully before making purchase payments to the investment divisions. The SAI is available upon your request.


The investment choices are:


Lehman Brothers Aggregate Bond Index Portfolio
State Street Research Income Portfolio
State Street Research Diversified Portfolio
MetLife Stock Index Portfolio
Harris Oakmark Large Cap Value Portfolio
T. Rowe Price Large Cap Growth Portfolio
Neuberger Berman Partners Mid Cap Value Portfolio
Janus Mid Cap Portfolio
Loomis Sayles High Yield Bond Portfolio
State Street Research Aggressive Growth Portfolio
Russell 2000 Index Portfolio
T. Rowe Price Small Cap Growth Portfolio
Scudder Global Equity Portfolio
Morgan Stanley EAFE(Registered) Index Portfolio
Santander International Stock Portfolio


Some of the investment choices may not be available under the terms of the Enhanced Deferred Annuity or Enhanced Income Annuity. The contract will indicate the investment divisions that are available to you. Your investment choices may be limited because:

o    Some of the investment divisions are not approved in your state.

o Your employer, association or other group contractholder limits the number of available investment divisions.

o    We have restricted the available investment divisions.

o For Enhanced Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Enhanced Deferred Annuities or Enhanced Income Annuities. Dividends generally are reflected in an increase

________________________________________________________________________________
The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in order of risk from the most conservative to the most aggressive.

There is a possibility you will lose principal in the investment choices. However, they generally offer the opportunity for greater returns over the long term than our guaranteed fixed options.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The Metropolitan Fund Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
________________________________________________________________________________

                                    C-PPA-15
in the Accumulation or Annuity Unit Value. You pay no transaction expenses (i.e., front end sales load or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund are available only by purchasing MetLife annuities and life insurance policies and are never sold directly to the public.


The Metropolitan Fund is a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the Metropolitan Fund. Except for the Janus Mid Cap Portfolio, each Portfolio is "diversified" under the 1940 Act.


The Portfolios of the Metropolitan Fund pay us a monthly fee for our services as investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the Metropolitan Fund prospectus and SAI.


In addition, the Metropolitan Fund prospectus discusses other separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund. The risks of these arrangements are also discussed.

Enhanced Deferred Annuities

This Prospectus describes three kinds of Enhanced Deferred Annuities under which you can accumulate money:

o    Non-Qualified

o    Traditional IRA
     (Individual Retirement Annuities)


o    Roth IRAs (Roth Individual
     Retirement Annuities)


o    Unallocated Keogh

Certain group Enhanced Deferred Annuities may be issued to a bank that does nothing but hold them as contractholder. Enhanced Deferred Annuities may be either:

o Allocated (your Account Balance records are kept for you as an individual); or

o Unallocated (Account Balance records are kept for a plan or group as a whole).

________________________________________________________________________________
These Enhanced Deferred Annuities are issued to a group. You are then a participant under the group's Enhanced Deferred Annuity.
________________________________________________________________________________


                                    C-PPA-16

The Enhanced Deferred Annuity and Your Retirement Plan

If you participate through a retirement plan, the Enhanced Deferred Annuity may provide that all or some of your rights as described in this Prospectus are subject to the plan's terms. Limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Enhanced Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult the Enhanced Deferred Annuity contract and plan document to see how you may be affected.

Automated Investment Strategies


There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. However, the investment strategies are not available for the unallocated Keogh Enhanced Deferred Annuities. As with any investment program, no strategy can guarantee a gain - you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.


The Equity Generator(Service Mark): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection.


As an added benefit of this strategy, you will not pay early withdrawal charges from your purchase payments, provided that 100% of your contributions are allocated to the Fixed Interest Account for the life of your Enhanced Deferred Annuity. You must never request allocation changes or transfers. Early withdrawal charges may be taken from any earnings.

The Equalizer(Service Mark): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and, your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If, over the quarter, it outperforms the Fixed Interest Account, the excess is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


The Rebalancer(Service Mark): You select a specific asset allocation from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation.

________________________________________________________________________________
We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and saving goals. These strategies were designed to help you take advantage of the tax-deferred status of an annuity.
________________________________________________________________________________

                                    C-PPA-17

The Index Selector(Service Mark): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is divided among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(Registered) Index and Russell 2000 Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the original percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The Allocator(Service Mark): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum transfer of $50 is the only requirement.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.

Purchase Payments

There is no minimum purchase payment except for the unallocated Keogh Enhanced Deferred Annuity. If you have an unallocated Keogh Enhanced Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

Allocation of Purchase Payments

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for additional purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

Automated Purchase Payments

If you purchase a Non-Qualified Enhanced Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll

________________________________________________________________________________
   You may make purchase payments to your Enhanced Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.
________________________________________________________________________________

                                    C-PPA-18
deduction" your employer deducts an amount from your salary and makes the purchase payment for you. With "check-o-matic" your bank deducts money from your checking account and makes the purchase payment for you.

Limits on Purchase Payments

Your ability to make purchase payments may be limited by:

o    Federal tax laws.

o Our right to limit the total of your purchase payments to $500,000. For the unallocated Keogh Enhanced Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling you in writing at least 90 days in advance.

o Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Enhanced Deferred Annuity for more than three years, if the Enhanced Deferred Annuity was issued to you after you were age 60, or after you turn age 63, if the Enhanced Deferred Annuity was issued before you were age 61.

o For the unallocated Keogh Enhanced Deferred Annuity, a withdrawal should you leave your job.

o For certain Enhanced Deferred Annuities, you may no longer make purchase payments if you retire.

o    Receiving systematic termination payments (described later).

The Value of Your Investment

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units you have by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

o    Finally, we multiply the previous Accumulation Unit Value by this result.


                                   C-PPA-19

Examples

Calculating the Number of Accumulation Units

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                         $500 = 50 accumulation units
                          ---
                          10

Calculating the Accumulation Unit Value

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525.

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475.

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value


Transfers

You can make an unlimited number of transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

o    The percentage or dollar amount of the transfer;

o The investment division (or Fixed Interest Account) from which you want the money to be transferred;

o The investment division (or Fixed Interest Account) to which you want the money to be transferred; and

o Whether you intend to start, stop or modify an automated investment strategy by making the transfer.

We may require you to:

o    Use our forms;

o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

o Transfer a minimum amount if the transfer is in connection with the Allocator.

________________________________________________________________________________

You may transfer money within your contract as often as you like. You will not incur current taxes on your earnings or any charges as a result of transferring your money.

________________________________________________________________________________

                                   C-PPA-20

Access To Your Money

You may withdraw either all or a part of your Account Balance from the Enhanced Deferred Annuity. Withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

o    The percentage or dollar amount of the withdrawal; and

o The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

If you request, generally you can tell us to make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our forms.

Systematic Withdrawal Program

If you have a Non-Qualified or IRA Enhanced Deferred Annuity, subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systemic Withdrawal Program is initiated, the payments will automatically renew each Contract Year.

If you elect to withdraw a dollar amount, we will pay you the dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the dollar amount you will receive based on your new Account Balance.

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If you choose to receive a percentage of your Account Balance, we will determine the dollar amount payable on the date these payments begin. When you first elect the program, we will pay this dollar amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis, the percentage of your Account Balance you request equals $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Enhanced Deferred Annuity and pay you over the Contract Year either the dollar amount that you chose or a dollar amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage equals another $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

________________________________________________________________________________
Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.

Depending on the Enhanced Non-Qualified or Enhanced IRA Deferred Annuity, we will withdraw the payments from the Fixed Interest Account or the investment divisions you select either pro rata or in the proportions you request. Each payment must be at least $50.
________________________________________________________________________________

                                   C-PPA-21

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

Selecting a Payment Date: Your payment date is the date we make the withdrawal. When you select or change a payment date, we must receive your request at least 10 days prior to the selected date. If we do not receive your request in time, we will make the payment a month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage, or timing of payments can be made at the beginning of any Contract Year, once a year. However, we must receive your request at least 30 days in advance. If you make any of these changes we will treat your request as though you were starting a new Systematic Withdrawal Program.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all Systematic Withdrawal Program payments in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Enhanced Deferred Annuity.

Minimum Distribution

In order for you to comply with certain tax law provisions, you may be required to take money out of your Enhanced Deferred Annuity. Rather than receiving your minimum distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.


________________________________________________________________________________
If you would like to receive your Systematic Withdrawal payment by the first of the month, you should request that the payment date be the 20th day of the month.

Your Account Balance will be reduced by the amount of your Systematic
Withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from an Enhanced Deferred Annuity pay-out option or under an Enhanced Income Annuity.
________________________________________________________________________________

                                   C-PPA-22

Contract Fee

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than a certain amount.

Charges

There are two types of charges you pay while you have money in an investment division:

o    Insurance-related charge, and

o    Investment-related charge.

Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Enhanced Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Enhanced Deferred Annuities may be greater than we estimated (expense risk).

Investment-Related Charge

This charge pays us as the investment manager of the Metropolitan Fund for managing money in the Portfolios and investment operating expenses. The percentage you pay depends on which investment divisions you select. Amounts for each investment division are listed in the Table of Expenses.


Premium Taxes

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an


________________________________________________________________________________
The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges every day we calculate the Accumulation Unit Value.

MetLife guarantees that the Separate Account insurance-related charge will not increase while you have an Enhanced Deferred Annuity.
________________________________________________________________________________


                                   C-PPA-23
amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.



Premium taxes, if applicable, range from .5% to 5.0% depending on the Enhanced Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


Early Withdrawal Charges

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the early withdrawal charge, we will actually withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge.

For a full withdrawal we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

The early withdrawal charge on purchase payments withdrawn is as follows:

                          During Purchase Payment Year

Year           1      2      3     4      5        6        7     8 & Later
Percentage    7%     6%     5%    4%     3%       2%       1%       0%

Early withdrawal charges may be waived for certain Enhanced Deferred Annuities because we have reduced sales costs associated with them.

________________________________________________________________________________
You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.
________________________________________________________________________________

                                   C-PPA-24

By law, your total early withdrawal charges applied to amounts in the investment divisions will never exceed 9% of all your purchase payments in the investment divisions.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

When No Early Withdrawal Charge Applies

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

o On transfers you make among the investment divisions or to the Fixed Interest Account.

o    On withdrawals of purchase payments you made over seven years ago.

o If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

o If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

o If you withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will you have to pay early withdrawal charges. For the unallocated Keogh and certain other Enhanced Deferred Annuities, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

The percentage of your Account Balance you are permitted without an early withdrawal charge is for:

     o   Unallocated Keogh Enhanced Deferred Annuity, 20%.

     o Non-Qualified and IRA Enhanced Deferred Annuities (depending on the contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.

________________________________________________________________________________

Early withdrawal charges never apply to transfers among investment divisions or transfers to the Fixed Interest Account.
________________________________________________________________________________

                                   C-PPA-25

o If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Enhanced Deferred Annuity.

o Except for the unallocated Keogh Enhanced Deferred Annuity, on your first withdrawal under this provision, if this provision is approved in your state, and either you or your spouse:

     o Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     o Is diagnosed with a terminal illness and not expected to live more than a year.

o Systematic Termination. For the unallocated Keogh Enhanced Deferred Annuity, if the contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                                 Contract Year
       1*            2              3             4           5
       20%          25%          33 1/3%         50%      remainder


        * Less that Contract Year's withdrawals

     Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you start at the beginning of the schedule listed above.

o For the unallocated Keogh Enhanced Deferred Annuity, if you are disabled and you request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Enhanced Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974, and if your plan documents defines disability, then your plan's definition governs.

o    If you retire:

     o For the Non-Qualified Enhanced Deferred Annuity, if you retire and you receive retirement benefits from your employer's qualified plan.

     o For the unallocated Keogh Enhanced Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a


                                   C-PPA-26

          "restricted" participant, according to the terms of the Enhanced Deferred Annuity, you must have participated in the Enhanced Deferred Annuity for the time stated in the contract.

o    If you leave your job:

     o For Non-Qualified Enhanced Deferred Annuities, you must either leave your job with the employer or you must leave your job and also be eligible to receive retirement benefits.

     o If you are a "restricted" participant, according to the terms of the unallocated Keogh Enhanced Deferred Annuity, you also must have participated for the time stated in the contract.

o For the unallocated Keogh Enhanced Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

o For the unallocated Keogh Enhanced Deferred Annuity, if you make a direct transfer to another investment vehicle we have preapproved. If you are a "restricted" participant, according to the terms of the Enhanced Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

o For the unallocated Keogh Enhanced Deferred Annuity, if you suffer an unforeseen hardship.

When Another Early Withdrawal Charge May Apply

If you transferred money from certain eligible MetLife contracts into an Enhanced Deferred Annuity, you may have different early withdrawal charges for these transfer amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

o    Amounts transferred before January 1, 1996:

     o We credit your transfer amounts with the time you held them under your original contract or if it will produce a lower charge:

     o We use the following schedule to determine early withdrawal charges for transferred amounts from your original contract.

                          During Purchase Payment Year
 Year          1        2        3         4        5   6 and Beyond
 Percentage   5%       4%       3%        2%       1%        0%

o    Transferred amounts on or after January 1, 1996:


                                   C-PPA-27

     o For certain contracts which we issued at least two years before the date of the transfer, we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage they do not apply to an Enhanced Deferred Annuity, or if it will produce a lower charge.

          We use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:

                               After the Transfer

Year          1        2        3       4        5      6 and Beyond
Percentage    5%       4%       3%      2%       1%          0%

     o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

o Alternatively, if provided for in the Enhanced Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.

Free Look

You may cancel the Enhanced Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on whether you purchased the Enhanced Deferred Annuity through the mail. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office.

Death Benefit

One of the insurance guarantees we provide you under the Enhanced Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies) under the Non-Qualified and IRA Enhanced Deferred Annuities.

If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

o    Your Account Balance;


                                   C-PPA-28

o Your highest Account Balance as of the end of any fifth calendar year in which you have the Deferred Annuity and as of each later five year period. In any case, less any later partial withdrawals, fees and charges; or

o    The total of all of your purchase payments less any partial withdrawals.

Your death benefit for the unallocated Keogh Enhanced Deferred Annuity is no more than the Account Balance and is paid to the Keogh trustee.

We will only pay the death benefit when we receive both proof of your death and appropriate instructions for payment.

Your beneficiary has the option to apply the death benefit (less any applicable annuity taxes) to a pay-out option offered under your Enhanced Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

Pay-out Options (or Income Options)


You may convert your Enhanced Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees). Then, we apply the remainder to the option. You are not required to hold your Enhanced Deferred Annuity for any minimum time period before you may annuitize. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option.



When considering a pay-out option, you should think about whether you want:



o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;



o    A fixed dollar payment or a variable payment;



o    A refund feature.



Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your and your spouse's lifetimes, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime.


By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Enhanced Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your

________________________________________________________________________________

Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.
________________________________________________________________________________

The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.
________________________________________________________________________________

                                    C-PPA-29

Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Enhanced Deferred Annuity.


Because the features of variable pay-out options under the Enhanced Deferred Annuities are identical to the features of Enhanced Income Annuities, please read the sections under the "Enhanced Income Annuities" heading for more information.


Enhanced Income
Annuities


Enhanced Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Enhanced Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Enhanced Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Enhanced Income Annuity, you must start receiving payments within the first year after the annuity is issued.


We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

Using proceeds from the following types of arrangements, you may purchase Enhanced Income Annuities to receive immediate payments:

o    Non-Qualified

o    Traditional IRAs


o    Roth IRAs


o    Unallocated Keogh

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met

If your retirement plan has purchased an Enhanced Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

________________________________________________________________________________

You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.
________________________________________________________________________________

                                   C-PPA-30

Income Payment Types

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your Income Annuity:

o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

o Annuitant: the person whose life is the measure for determining the timing and sometimes the dollar amount of payments.

o Beneficiary: the person who receives continuing payments or a lump sum if the owner dies.


Your income payment amount will depend in large part on the type of income payment type you choose. For example, if you select an "Income for Two Lives Annuity," your payments will typically be lower than if select a "Your Lifetime Annuity." The following income payment types are available:


Your Lifetime Annuity: A variable income payable during the annuitant's life.

Your Lifetime with a Guaranteed Period Annuity: A variable income payable during the annuitant's life with a guaranteed number of years. If, at the death of the annuitant, payments have been made for less than the guaranteed period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guaranteed period) for the rest of the guaranteed period.

Your Lifetime With a Refund Annuity: A variable income payable during the annuitant's life with a refund provision. If, at the death of the annuitant, the total of all of income payments is less than the purchase payment that we received, we will pay to the owner of the annuity (or to the beneficiary if the owner is not alive) an amount equal to the difference.

Income for Two Lives Annuity: A variable income payable while either of two annuitants is alive. After one annuitant dies payments continue if the other annuitant is alive. Payments stop once both annuitants are no longer alive. Payments after one annuitant dies may be the same as those paid while both were alive or may be a lower percentage that is selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

Income for Two Lives with a Guaranteed Period Annuity: This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guaranteed period even if one or both annuitants die. If, upon the death of both annuitants, payments have been made for less than the guaranteed period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guaranteed period) for the rest of the guaranteed period.

________________________________________________________________________________

Many times the Owner and the Annuitant are the same person.
________________________________________________________________________________

________________________________________________________________________________

When deciding how to receive income, consider:

     o    The amount of income you need;
     o    The amount you expect to receive from other sources;
     o    The growth potential of other investments; and
     o    How long you would like your income to last.
________________________________________________________________________________

                                    C-PPA-31

Income for Two Lives with a Refund Annuity: This is the same as the Income for Two Lives Annuity described above, but if, upon the death of both annuitants, the total of all of our payments is less than the purchase payment that we received, we will pay the owner of the annuity (or to the beneficiary if the owner is not alive) an amount equal to the difference.

Income for a Guaranteed Period Annuity: A variable income payable for a guaranteed period (5-30 years). Payments cease at the end of the guaranteed period (which is often called a "term certain" period) even if the annuitant is still alive. If the annuitant dies before the end of the guaranteed period, payments are made to the owner of the annuity (or to the beneficiary if the owner dies before the end of the guaranteed period) for the rest of the guaranteed period.


Allocation


You decide how your money is allocated among the Fixed Income Option and the investment divisions.


Minimum Size of Your Enhanced Income Payment


Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of our purchase payment or the amount used from a Deferred Annuity to provice a pay-out option must be large enough to produce this minimum initial income payment.

The Value of Your Income Payments

Annuity units are credited to you when you make a purchase payment or transfer into an investment division. When you transfer money from an investment division, annuity units in that investment division are liquidated. Before we determine the number of annuity units you have, we reduce your purchase payments by any premium taxes and the contract fee, if applicable. We then divide the remainder by the Annuity Unit Value on the date of the transaction.

Your payment is determined by using the Assumed Investment Return ("AIR") to benchmark the investment experience of the investment divisions you select. The higher your AIR, the higher your first income payment will be. Your next payments will only increase in proportion to the amount the investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges. Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment divisions.

Your income payments are determined ten days prior to your income payment date or your contract's issue date, if later.

________________________________________________________________________________

The AIR is stated in your contract and may range from 3% to 6%.
________________________________________________________________________________


                                   C-PPA-32

This is how we calculate the Annuity Unit Value for each investment division:

o First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

o Next, we subtract by the daily equivalent of your insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated;

o    Then, we divide by the daily equivalent of your AIR; and

o    Finally, we multiply the previous Annuity Unit Value by this result.

Transfers


You can make an unlimited number of transfers among investment divisions or from the investment divisions to the Fixed Income Option. There is no charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).


For us to process a transfer, you must tell us:

o    The percentage or dollar amount of the transfer;

o The investment division (or Fixed Income Option) to which you want to transfer; and

o    The investment division from which you want to transfer.

We may require that you use our forms to make transfers.

Contract Fee

There is no contract fee.

Charges

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

o    Insurance-related charge; and

o    Investment-related charge.

Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Enhanced Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

________________________________________________________________________________

Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.
________________________________________________________________________________

________________________________________________________________________________

The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.
________________________________________________________________________________


                                    C-PPA-33

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Enhanced Income Annuities will be greater than we estimated (expense risk).

Investment-Related Charge

This charge pays us as the investment manager of the Metropolitan Fund for managing money in the Portfolios and investment operating expenses. The percentage you pay depends on the investment divisions you select. Amounts for each investment division are listed in the Table of Expenses.

Premium Taxes


Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.



Premium taxes, if applicable, range from .5% to 5.0% depending on the Enhanced Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


Free Look

You may cancel your Enhanced Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on whether you purchased your Enhanced Income Annuity through the mail. Again, depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office.

General Information
Administration

All transactions will be processed in the manner described below.

Purchase Payments

Send your purchase payments by check or money order made payable to "MetLife" to your MetLife Designated Office. We will provide you with all necessary forms. We must have all completed documents to credit your initial purchase payments.

Usually, your initial purchase payment is credited to you within two days of receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot

________________________________________________________________________________

You do not have a free look if you are electing income payments in the pay-out phase of your Enhanced Deferred Annuity.
________________________________________________________________________________

________________________________________________________________________________

Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office.
________________________________________________________________________________



                                   C-PPA-34
be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Enhanced Deferred Annuities and group Enhanced Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

Purchase payments (including any portion of your Account Balance under a Enhanced Deferred Annuity which you apply to a pay-out option) are effective and valued as of 4:00 p.m. Eastern time, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

o On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

o    After 4:00 p.m. Eastern time.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

Confirming Transactions

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly.

Transactions by Telephone

You may conduct a variety of transactions by telephone, unless prohibited by state law. Some of these transactions include:

o    Transfers

o    Changes to investment strategies

o    Changes in the allocation of future purchase payments.

Your telephone transaction must be completed by 4:00 p.m. Eastern time if you want the transaction to take place on that day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personalized data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those telephone instructions. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

________________________________________________________________________________

Except for the unallocated Keogh Enhanced Deferred Annuities, you may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.
________________________________________________________________________________



                                    C-PPA-35

Processing of Certain Transactions

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under an Enhanced Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Enhanced Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

Valuation

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the New York Stock Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Enhanced Deferred Annuities or Annuity Unit Value for Enhanced Income Annuities. Subject to our procedure, we will make withdrawals under an Enhanced Deferred Annuity and transfers under an Enhanced Deferred Annuity or Enhanced Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Enhanced Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

Advertising Performance

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

Yield is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

Change in Accumulation/Annuity Unit Value is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

________________________________________________________________________________

All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
________________________________________________________________________________


                                    C-PPA-36

Average annual total return calculations reflect all Separate Account charges and applicable early withdrawal charges. These figures also assume a steady annual rate of return.


Performance figures will vary among the various Enhanced Deferred Annuities and Enhanced Income Annuities as a result of different Separate Account charges and early withdrawal charges. For purposes of presentation, we may assume that certain Enhanced Deferred Annuities and Enhanced Income Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.


We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

Changes to Your Enhanced Deferred Annuity or Enhanced Income Annuity

We have the right to make certain changes to your Enhanced Deferred Annuity or Enhanced Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Enhanced Deferred Annuity or Enhanced Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

o     To operate the Separate Account in any form permitted by law.

o To take any action necessary to comply with or obtain and continue any exemptions under the law.

o To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

o To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Enhanced Deferred Annuities or Enhanced Income Annuities.


                                    C-PPA-37

o To make any necessary technical changes in the Enhanced Deferred Annuities or Enhanced Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Enhanced Deferred Annuities issued in Pennsylvania (and Enhanced Income Annuities where required by law), we will ask your approval before making any technical changes.

Voting Rights

Based on our current view of applicable law, you have voting interests under your Enhanced Deferred Annuity or Enhanced Income Annuity concerning Metropolitan Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Enhanced Deferred Annuity or Enhanced Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Non-Qualified or IRA Enhanced Deferred Annuity or an Enhanced Income Annuity in your sole discretion. Under the unallocated Keogh Enhanced Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Enhanced Deferred Annuity. Under the unallocated Keogh Enhanced Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


                                   C-PPA-38

o    The shares for which voting instructions are received, and

o    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

Who Sells the Enhanced Deferred Annuities and Enhanced Income Annuities


All Enhanced Deferred Annuities and Enhanced Income Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Enhanced Deferred Annuities and Enhanced Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail.


The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6%.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Enhanced Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .12% of the total Account Balances of the Enhanced Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Enhanced Deferred Annuities. These payments are not made for Enhanced Income Annuities.

Financial Statements


The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independant auditors, audit these financial statements.


Your Spouse's Rights

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Enhanced Deferred Annuity or Enhanced Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

                                   C-PPA-39

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

When We Can Cancel Your Enhanced Deferred Annuity or Enhanced Income Annuity

We may not cancel your Enhanced Income Annuity.

We may cancel your Enhanced Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000 (except for the unallocated Keogh Enhanced Deferred Annuity). We may only cancel the unallocated Keogh Enhanced Deferred Annuity if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than $15,000. We will only do so to the extent allowed by law. Certain Enhanced Deferred Annuities do not contain these cancellation provisions.

If we do cancel your Enhanced Deferred Annuity delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

Income Taxes


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.


General

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Internal Revenue Code (Code).

All IRA's receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as guaranteed income for life.

________________________________________________________________________________

Simply stated, income tax rules for Enhanced Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.
________________________________________________________________________________


                                   C-PPA-40

Withdrawals

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When you withdraw money from your contract, the amount reported as income differs depending on:

o    the type of annuity you purchase, (e.g., Non-Qualified or IRA) and

o    the type of pay-out option you elect.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.


If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes


Withdrawals Before Age 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                                      Type of Contract
                                             --------------------------------
                                               Non       Trad.           Roth
                                             Qualified    IRA    Keogh    IRA
                                             ---------    ---    -----    ---

   In a series of substantially equal payments
   made annually (or more frequently)
   for life or life expectancy (SEPP)            x         x       x(1)    x

   After you die                                 x         x       x       x

   After you become totally disabled (as
   defined in the Code)                          x         x       x       x

   To pay deductible medical expenses                      x       x       x

   To pay medical insurance premiums if
   you are unemployed                                      x               x

   After December 31, 1997 to pay for
   qualified higher education expenses, or                 x               x

   After December 31, 1997 for qualified
   first time home purchases up to $10,000                 x               x

   After separation from service if you are
     over age 55                                                   x


   (1) You must also be separated from service


                                    C-PPA-41

Systematic Withdrawal Program for Substantially Equal Periodic Payments (SEPP)



If you are considering using the Systematic Withdrawal Program for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor.


If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% penalty.

Non-Qualified Annuities

o Contributions to Non-Qualified annuities are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when you receive them from the contract.

o Your Non-Qualified annuity may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

o When a non-natural person owns a Non-Qualified annuity the annuity will generally not be treated as an annuity for tax purposes and thus lose the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

o Annuities issued after October 21, 1988 by the same insurance company in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.


o In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest or, in the case of an insurance company, to deduct insurance reserves or incurred losses.


Contributions

Although the Code does not limit the amount of your purchase payments, your contract may limit them.

Withdrawals

Generally, when you make a withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

o    First coming from earnings (and thus subject to income tax); and

o    Then from your purchase payments (which are not subject to income tax).


________________________________________________________________________________

After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction.
________________________________________________________________________________


                                    C-PPA-42

Different tax rules apply to payments made pursuant to an income annuity pay-out option under your contract. They are subject to an "exclusion ratio" which determines how much of each payment is treated as:

o    A non-taxable return of your contributions; and

o    A taxable payment of earnings.

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If you choose an income annuity payout option we generally will tell you how much of each income payment is a non-taxable return of contributions. Generally once the total amount treated as a non-taxable return of your purchase payments equals your purchase payments, then all remaining income payments are fully taxable.

Under the Code, withdrawals from Non-Qualified annuities need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

After Death

If you die before payments under an income annuity begin, we must make payment of your entire interest in the Contract within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death.

If you die after income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.


Individual Retirement Annuities



General



Generally, except for Roth IRAs, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) contributions. Deductible or pre-tax purchase payments will be taxable when distributed from the contract.


o Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer it to someone else.

o You can transfer your IRA proceeds to a similar IRA, without incurring Federal income taxes if certain conditions are satisfied.


________________________________________________________________________________

If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.
________________________________________________________________________________


________________________________________________________________________________

Your total contributions to all your traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal" IRAs.
________________________________________________________________________________


                                    C-PPA-43

Traditional IRA Annuities


Contributions

Generally:


o Contributions to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or $2,000 per year. A $2,000 contribution can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions.


o    Contributions in excess of this amount may be subject to a penalty tax.

o    Contributions are generally permitted up to age 70 1/2.

o These age and dollar limits do not apply to tax-free rollovers or transfers.

o If certain conditions are met, you can change your Traditional IRA contribution to a Roth IRA before you file your income tax return (including filing extensions).

Withdrawals

Withdrawals are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is determined based on a ratio of all non-deductible contributions to the total values of all your IRAs.

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Minimum Distribution Requirements

Generally you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.

After Death

Generally, if you die before required minimum distribution withdrawals have begun we must make payment of your entire interest within five years after the year of your death or begin income payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your contract permits, your spouse may delay the start of income payments until December 31 of the year in which the decedent would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

________________________________________________________________________________

In some cases, your purchase payments may be tax deductible.
________________________________________________________________________________

________________________________________________________________________________

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.
________________________________________________________________________________

________________________________________________________________________________

If your spouse is your beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.
________________________________________________________________________________


                                    C-PPA-44

Roth IRA Annuities



General



Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax contributions to a Roth IRA.



Contributions



Roth IRA contributions are non-deductible and are limited to the lesser of 100% of compensation or $2,000 per year. You may contribute up to the annual contribution limit in 1999 if your adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Contribution limits are phased out if your income is between:




                  Status                          Income
                ----------                      -----------
                Individual                   $95,000--$160,000
          Married filing jointly             $150,000--$160,000
         Married filing separately              $0--$10,000



o Annual contribution limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.




o    You can contribute to a Roth IRA after age 70 1/2.



o    If you exceed the contribution limits you may be subject to a tax penalty.



o If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).



Withdrawals



Generally withdrawals of earnings from Roth IRAs are free from federal income tax if they meet the following two requirements:



1)   The withdrawal is:



o At least five taxable years after your first contribution to a Roth IRA, and



2)   made:



o    When you reach age 59 1/2;



o    Upon your death or disability; or



o    For a qualified first-time home purchase (up to $10,000).



Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.


________________________________________________________________________________

Annual contributions to your IRAs, including Roth IRAs, may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal" IRAs.

________________________________________________________________________________


                                    C-PPA-45

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.



In addition, if you withdraw converted money in 1998, 1999 or 2000 which received the special four year income inclusion treatment discussed later, the withdrawal will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion.



The order in which money is withdrawn from a Roth IRA is as follows:



(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)



o The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.



o The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.



o The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.



Conversion



You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert.



Except to the extent you have non-deductible IRA contributions, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.) For conversions that occurred in 1998, you could have elected to include the taxable amount in income over a four year period beginning in 1998.



If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law now allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.


________________________________________________________________________________

If you are married but file separately, you may not convert an existing IRA into a Roth IRA.

________________________________________________________________________________


                                    C-PPA-46

After Death



Generally, when you die we must make payment of your entire interest within five years after the year of your death or begin income payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.



If your spouse is your beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.


Keogh Annuities

General

Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans.

Contributions

Generally, all contributions will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances, "after-tax" contributions can be made to certain annuities. These contributions do not reduce your taxable income or give you a tax deduction.

There are annual contribution limits for your Keogh annuities. Purchase payments in excess of these limits may result in adverse tax consequences.

Withdrawals

If certain requirements are met, you may be able to transfer amounts in your contract to another eligible retirement plan or IRA.

Withdrawals and income payment are included in income except for the portion that represents a return of non-deductible purchase payments.

Minimum Distribution Requirements

Generally, you must begin receiving withdrawals from your contract by April 1 of the calendar year following the later of:

o    The year you turn age 70 1/2 or

o Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals, which should have been taken but were not.


                                    C-PPA-47

Mandatory 20% Withholding


We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your "eligible rollover distribution" to a traditional IRA or another eligible retirement plan.



Generally, an "eligible rollover distribution" is any taxable amount you receive from your contract. However, it does not include taxable distributions that are:


o    A series of substantially equal payments made at least annually for:

     o   Your life or life expectancy

     o   Both you and your beneficiary's lives or life expectancies

     o   A specified period of 10 years or more

o    To satisfy minimum distribution requirements

Other exceptions to the definition of "eligible rollover distributions" exist.

For taxable withdrawals that are not "eligible rollover distributions" the Code requires different withholding rules which are determined at the time of payment. You may elect out of these withholding requirements.

After Death

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract within the five years after the year of your death or begin payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your contract permits, your spouse may delay the start of income payments until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.


                                    C-PPA-48

Table of Contents for the Statement
of Additional Information

                                                                            Page

Cover Page ...............................................................   1
Table of Contents ........................................................   1
Independent Auditors .....................................................   2
Services .................................................................   2
Year 2000 ................................................................   2
Distribution of Certificates and Interests in the Deferred Annuities
  and Income Annuities ...................................................   2
Early Withdrawal Charge ..................................................   2
Experience Factor ........................................................   2
Variable Income Payments .................................................   2
Investment Management Fees ...............................................   5
Performance Data and Advertisement of the Separate Account ...............   6
Voting Rights ............................................................   7
ERISA ....................................................................   8
Taxes ....................................................................   9
Performance Data .........................................................  22
Financial Statements of the Separate Account .............................  34
Financial Statements of MetLife ..........................................  61


                                    C-PPA-49

Appendix


Premium Tax Table




If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate which will be applied to your Enhanced Deferred Annuity or Enhanced Income Annuity.


                   Traditional IRA   Unallocated      Non-Qualified
                   Enhanced Deferred Keogh Enhanced   Enhanced
                   and Income        Deferred and     Deferred and
                   Annuities (1)     Income Annuities Income Annuities
                   -------------     ---------------- ----------------

California            0.5% (2)            0.5%                2.35%

Kentucky (3)          2.0%                2.0%                2.0%

Maine                  -                   -                  2.0%

Nevada                 -                   -                  3.5%

Puerto Rico           1.0%                1.0%                1.0%

South Dakota           -                   -                  1.25%

U.S. Virgin Islands   5.0%                5.0%                5.0%

West Virginia         1.0%                1.0%                1.0%

Wyoming                -                   -                  1.0%

-----------------


(1) Premium tax rates applicable to IRA Enhanced Deferred and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column headed "Enhanced IRA Deferred and Income Annuities."


(2) With respect to Enhanced Deferred and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.


(3) The premium tax in Kentucky is repealed effective January 1, 2000.


    PEANUTS Copyright United Feature Syndicate, Inc.

    Copyright 1999 Metropolitan Life Insurance Company


                                    C-PPA-50

                                                         Bulk Rate
MetLife(registered)                                  U.S. Postage Paid
                                                        Rutland, VT
                                                        Permit 220

Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

Address Service Requested

PROSPECTUS
--------------------------------------------------------------------------------
METLIFE'S ENHANCED PREFERENCE PLUS(REGISTERED) ACCOUNT
APRIL 30, 1999


[Front cover]

Corporate Snoopy on winding country lane which trails off into hills in distance with large sun above.

Metlife(Registered)
98112RC9(exp05990) MLIC-LD

PROSPECTUS
--------------------------------------------------------------------------------
METLIFE'S FINANCIAL FREEDOM ACCOUNT
APRIL 30, 1999


[Front cover]

Corporate Snoopy on winding country lane which trails off into hills in distance with large sun above.

MetLife(Registered)

98112RC9(exp0599) MLIC-LD

                                                                April 30, 1999


Financial Freedom Account Variable Annuity Contracts
Issued by Metropolitan Life Insurance Company

This Prospectus describes group Financial Freedom contracts for deferred variable annuities ("Financial Freedom Deferred Annuities") and Financial Freedom immediate variable income annuities ("Financial Freedom Income Annuities").

------------------------------------------------------------------------------


You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Financial Freedom Deferred Annuity or Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), two portfolios of the Calvert Variable Series, Inc. ("Calvert Fund") and portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II ("Fidelity VIP and VIP II Funds").



State Street Research Aggressive Growth    Lehman Brothers Aggregate Bond Index
State Street Research Diversified          MetLife Stock Index
State Street Research Growth               Morgan Stanley EAFE(R) Index
State Street Research Income               Russell 2000(R) Index
Harris Oakmark Large Cap Value             Calvert Social Balanced
Janus Mid Cap                              Calvert Social Mid Cap Growth
Loomis Sayles High Yield Bond              Fidelity VIP Equity-Income
Neuberger Berman Partners Mid Cap Value    Fidelity VIP Growth
Santander International Stock              Fidelity VIP Money Market
Scudder Global Equity                      Fidelity VIP Overseas
T. Rowe Price Large Cap Growth             Fidelity VIP II Asset Manager
T. Rowe Price Small Cap Growth             Fidelity VIP II Investment Grade Bond


How to learn more:


Before investing, read the information in this Prospectus about the Financial Freedom Deferred Annuities, Financial Freedom Income Annuities and Metropolitan Life Separate Account E. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 1999. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-71 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:
Metropolitan Life Insurance Company
Retirement and Savings Center, Area 2H
One Madison Avenue
New York, NY 10010-3690
Attention: Brian Mack
Phone: (800) 553-4459
The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. The current Metropolitan Fund prospectus, and, if applicable, the Calvert Fund and Fidelity VIP and Fidelity VIP II Funds prospectuses are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Financial Freedom Deferred Annuity or Financial Freedom Income Annuity. This Prospectus is not valid unless attached to Metropolitan Fund, Calvert Fund and Fidelity VIP and Fidelity VIP II Funds prospectuses, as applicable.


Financial Freedom Deferred Annuities Available for Purchase:

     o    TSA
     o    403(a)
     o    Non-Qualified (for certain deferred arrangements and plans)

Financial Freedom Deferred Annuities Available:

     o    TSA
     o    403(a)
     o    Non-Qualified (for certain deferred arrangements and plans)

A word about investment risk:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

     o    a bank deposit or obligation;
     o    federally insured or guaranteed; or
     o    endorsed by any bank or other financial institution.

                                                                April 30, 1999


Enhanced Preference Plus(R) Account Variable Annuity Contracts Issued by Metropolitan Life Insurance Company

This Prospectus describes group Enhanced Preference Plus contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities").

------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in your Enhanced Deferred Annuity or Enhanced Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), two portfolios of the Calvert Variable Series, Inc. ("Calvert Fund") and portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II ("Fidelity VIP and VIP II Funds"):


State Street Research Aggressive Growth    Lehman Brothers Aggregate Bond Index
State Street Research Diversified          MetLife Stock Index
State Street Research Growth               Morgan Stanley EAFE(R) Index
State Street Research Income               Russell 2000(R) Index
Harris Oakmark Large Cap Value             Calvert Social Balanced
Janus Mid Cap                              Calvert Social Mid Cap Growth
Loomis Sayles High Yield Bond              Fidelity VIP Equity-Income
Neuberger Berman Partners Mid Cap Value    Fidelity VIP Growth
Santander International Stock
Scudder Global Equity                      Fidelity VIP Overseas
T. Rowe Price Large Cap Growth             Fidelity VIP II Asset Manager
T. Rowe Price Small Cap Growth             Fidelity VIP II Investment Grade Bond


How to learn more:


Before investing, read the information in this Prospectus about the Enhanced Deferred Annuities, Enhanced Income Annuities and Metropolitan Life Separate Account E. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 30, 1999. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-71 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:
Metropolitan Life Insurance Company
Retirement and Savings Center, Area 2H
One Madison Avenue
New York, NY 10010-3690
Attention: Brian Mack
Phone: (800) 553-4459
The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense. The current Metropolitan Fund prospectus, and, if applicable, the Calvert Fund and Fidelity VIP and VIP II Funds prospectuses are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Enhanced Deferred Annuity or Enhanced Income Annuity. This Prospectus is not valid unless attached to Metropolitan Fund, Calvert Fund and Fidelity VIP and VIP II Funds Prospectuses, as applicable.


Enhanced Deferred
Annuities Available
for Purchase:

     o    TSA
     o    403(a)
     o    PEDC
     o    Traditional IRA
     o    Non-Qualified
     o    Non-Qualified (for certain deferred arrangements or plans)

Enhanced Income
Annuities Available:

     o    TSA
     o    403(a)
     o    PEDC
     o    Traditional IRA
     o    Non-Qualified
     o    Non-Qualified (for certain deferred arrangements or plans)

A word about
investment risk:

An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

     o    a bank deposit or obligation;
     o    federally insured or guaranteed; or
     o    endorsed by any bank or other financial institution.

TABLE OF CONTENTS

Important Terms You Should Know ........................................FFA-4

Table of Expenses ......................................................FFA-7

Accumulation Unit Values Table .........................................FFA-10

MetLife ................................................................FFA-28

Metropolitan Life Separate Account E ...................................FFA-28

The Variable Annuities in this Prospectus...............................FFA-29

     A Deferred Annuity ................................................FFA-29

     An Income Annuity .................................................FFA-29

Your Investment Choices ................................................FFA-30

Deferred Annuities .....................................................FFA-31

     The Deferred Annuity and Your Retirement Plan .....................FFA-33

     Automated Investment Strategies ...................................FFA-33

     Purchase Payments .................................................FFA-34

       Allocation of Purchase Payments .................................FFA-34

       Limits on Purchase Payments .....................................FFA-35

     The Value of Your Investment ......................................FFA-35

     Transfers .........................................................FFA-36

     Access to Your Money ..............................................FFA-37

       Systematic Withdrawal Program for
       Enhanced TSA and IRA Deferred Annuities .........................FFA-37

       Minimum Distribution ............................................FFA-38

     Contract Fee ......................................................FFA-39

     Charges ...........................................................FFA-39

       Insurance-Related Charge ........................................FFA-39

       Investment-Related Charge .......................................FFA-39


     Premium Taxes .....................................................FFA-39


     Early Withdrawal Charges ..........................................FFA-40

       When No Early Withdrawal Charge Applies .........................FFA-41

       When Another Early Withdrawal Charge May Apply...................FFA-43

     Free Look .........................................................FFA-44

     Death Benefit .....................................................FFA-44

     Pay-out Options (or Income Options) ...............................FFA-45


                                    FFA-2

TABLE OF CONTENTS

     Income Annuities ..................................................FFA-46

     Income Payment Types ..............................................FFA-47


     Allocation ........................................................FFA-48

     Minimum Size of Your Income Payment ...............................FFA-48


     The Value of Your Income Payments .................................FFA-48

     Transfers .........................................................FFA-49

     Contract Fee ......................................................FFA-49

     Charges ...........................................................FFA-49

       Insurance-Related Charge ........................................FFA-50

       Investment-Related Charge .......................................FFA-50


     Premium Taxes .....................................................FFA-50


     Free Look .........................................................FFA-50

General Information ....................................................FFA-51

     Administration ....................................................FFA-51

       Purchase Payments ...............................................FFA-51

       Confirming Transactions .........................................FFA-51

       Transactions by Telephone .......................................FFA-52

       Processing of Certain Transactions ..............................FFA-52

       Valuation .......................................................FFA-52

     Advertising Performance ...........................................FFA-53

     Changes to Your Deferred Annuity or Income Annuity ................FFA-54

     Voting Rights .....................................................FFA-54

     Who Sells the Deferred Annuities and Income Annuities..............FFA-55

     Financial Statements ..............................................FFA-56

     Your Spouse's Rights ..............................................FFA-56

     When We Can Cancel Your Deferred Annuity

          or Income Annuity ............................................FFA-57

Income Taxes ...........................................................FFA-58

Table of Contents of the Statement of
Additional Information .................................................FFA-71


Appendix for Premium Tax Table .........................................FFA-72


Appendix II for Texas Optional Retirement Program ......................FFA-73

MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectus, supplements to the prospectuses or any supplemental sales material we authorize.


                                    FFA-3

Important Terms You Should Know

Account Balance

When you purchase a Deferred Annuity an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

Accumulation Unit Value

Under a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

Annuity Unit Value

Under an Income Annuity or variable payout option, the money paid-in or transferred into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

Assumed Investment Return (AIR)

Under an income annuity, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

Contract

A contract is the legal agreement between your employer or plan trustee and MetLife or the certificate you receive under a group annuity contract between MetLife and your employer, plan trustee or other entity. The contract and certificate contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.


                                     FFA-4

Contract Year

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issue the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months the Deferred Annuity is issued.

Deferred Annuity

This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.

Early Withdrawal Charge

The early withdrawal charge is the amount we deduct from your Account Balance in addition to your requested withdrawal amount if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

Income Annuity

This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.

Investment Division

Investment divisions are subdivisions of the Separate Account. When you allocate or transfer money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Fidelity VIP or VIPII Funds.

MetLife

Metropolitan Life Insurance Company is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

MetLife Designated Office

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity or Income Annuity. MetLife will notify you and provide you with the address of your MetLife Designated Office.


                                     FFA-5

Separate Account

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

You

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us, for PEDC, Section 403(b) tax sheltered annuities, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(f) deferred compensation plans, Section 457(e)(11) severance and death benefit plans and Section 415(m) qualified governmental excess benefit arrangements, "you" means such trustee or employer.

Variable Annuity

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for amounts allocated to the investment divisions in a variable annuity.


                                     FFA-6

TABLE OF EXPENSES--ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following table shows the Separate Account, Metropolitan Fund, Calvert
Fund and Fidelity VIP and VIP II Funds charges and expenses you will incur.
The table is based on past experience and is subject to change. It is not intended to show your actual expenses which may be higher or lower. The table does not show fees for the Fixed Interest Account or premium taxes which may apply. We have provided examples to show you the impact of Separate Account, Metropolitan Fund, Calvert Fund and Fidelity VIP and VIP II Funds charges and expenses on a hypothetical investment of $1,000 and an assumed 5% return on the investment.


------------------------------------------------------------------------------


Separate Account, Metropolitan Fund, Calvert Fund and Fidelity VIP and VIP II Funds expenses for the fiscal year ending December 31, 1998:


Contractowner Transaction Expenses For All Investment Divisions Currently
Offered

   Sales Load Imposed on Purchases None....................                None

   Deferred Sales Load (as a percentage of the
     purchase payment funding the withdrawal during
     the accumulation period) (1)..........................       From 0% to 7%

   Exchange Fee............................................                None

   Surrender Fee...........................................                None

Annual Contract Fee (2)....................................                None

Separate Account Annual Expenses
(as a percentage of average account value) (3)

   General Administrative Expenses Charge..................                .20%

   Mortality and Expense Risk Charge.......................                .75%

   Total Separate Account Annual Expenses..................                .95%






                                                                                      OTHER EXPENSES          TOTAL
Metropolitan Fund Annual Expenses                                    MANAGEMENT       AFTER EXPENSE       AFTER EXPENSE
(as a percentage of average net assets)                                FEES           REIMBURSEMENT       REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
State Street Research .Aggressive Growth Portfolio (4)(5) .......       .71                .04                 .75
State Street Research Diversified Portfolio (4)(5) ..............       .43                .05                 .48
State Street Research Growth Portfolio (4)(5) ...................       .48                .05                 .53
State Street Research Income Portfolio (4)(5) ...................       .33                .06                 .39
Harris Oakmark Large Cap Value Portfolio (5)(7) .................       .75                .20                 .95
Janus Mid Cap Portfolio (5)(6) ..................................       .72                .09                 .81
Loomis Sayles High Yield Bond Portfolio (6) .....................       .70                .31                1.01
Neuberger Berman Partners Mid Cap Value Portfolio (5)(7) ........       .70                .20                 .90
Santander International Stock Portfolio (4)(5) ..................       .75                .27                1.02
Scudder Global Equity Portfolio (5)(6) ..........................       .74                .28                1.02
T. Rowe Price Large Cap Growth Portfolio (5)(7) .................       .70                .20                 .90
T. Rowe Price Small Cap Growth Portfolio (5)(6) .................       .53                .14                 .67
Lehman Brothers Aggregate Bond Index Portfolio (7) ..............       .25                .23                 .48
MetLife Stock Index Portfolio (4) ...............................       .25                .05                 .30
Morgan Stanley EAFE(R)Index Portfolio (7) .......................       .30                .25                 .55
Russell 2000 Index Portfolio (7) ................................       .25                .20                 .45


                                    FFA-7

                                                                                      OTHER EXPENSES          TOTAL
                                                                     MANAGEMENT       AFTER EXPENSE       AFTER EXPENSE
Calvert Fund (as a percentage of average net assets)                   FEES           REIMBURSEMENT       REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (8)..........................          .70               .18                  .88
Calvert Social Mid Cap Growth Portfolio (8)....................          .90               .16                 1.06


                                                                                      OTHER EXPENSES          TOTAL
Fidelity VIP and VIP II Funds                                        MANAGEMENT       AFTER EXPENSE       AFTER EXPENSE
(as a percentage of average net assets) (9)                            FEES           REIMBURSEMENT       REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager Portfolio (10)...................         .54              .09                   .63
Fidelity VIP Equity-Income Portfolio (10)......................         .49              .08                   .57
Fidelity VIP Growth Portfolio (10).............................         .59              .07                   .66
Fidelity VIP II Investment Grade Bond Portfolio................         .43              .14                   .57
Fidelity VIP Overseas Portfolio (10)...........................         .74              .15                   .89


Example

If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets:

                                                                                  1          3           5         10
                                                                                YEAR       YEARS       YEARS      YEARS
---------------------------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth Portfolio............................ $   73      $   93      $  116      $  202
State Street Research Diversified Portfolio..................................     70          84         102         172
State Street Research Growth Portfolio.......................................     71          86         104         178
State Street Research Income Portfolio.......................................     69          82          97         162
Calvert Social Balanced Portfolio............................................     74          97         123         216
Calvert Social Mid Cap Growth Portfolio......................................     76         103         132         236
Fidelity VIP II Asset Manager Portfolio......................................     72          89         110         189
Fidelity VIP Equity-Income Portfolio.........................................     71          87         106         182
Fidelity VIP Growth Portfolio................................................     72          90         111         192
Fidelity VIP II Investment Grade Bond Portfolio..............................     71          87         106         182
Fidelity VIP Overseas Portfolio..............................................     74          97         123         217
Harris Oakmark Large Cap Value Portfolio.....................................     75          99         127         224
Janus Mid Cap Portfolio......................................................     74          95         119         209
Loomis Sayles High Yield Bond Portfolio......................................     76         101         130         231
Neuberger Berman Partners Mid Cap Value Portfolio............................     75          98         124         218
Santander International Stock Portfolio......................................     76         101         130         231
Scudder Global Equity Portfolio..............................................     76         101         130         231
T. Rowe Price Large Cap Growth Portfolio.....................................     75          98         124         218
T. Rowe Price Small Cap Growth Portfolio.....................................     72          90         112         193
Lehman Brothers Aggregate Bond Index Portfolio...............................     70          84         101         172
MetLife Stock Index Portfolio................................................     68          79          92         152
Morgan Stanley EAFE(Registered)Index Portfolio...............................     71          87         105         180
Russell 2000 Index Portfolio.................................................     70          83         100         169


                                    FFA-8

If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (11):


                                                                               1             3            5          10
                                                                             YEAR          YEARS        YEARS       YEARS
---------------------------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth Portfolio........................    $ 17          $ 54          $ 93       $202
State Street Research Diversified Portfolio .............................      15            46            79        172
State Street Research Growth Portfolio ..................................      15            47            81        178
State Street Research Income Portfolio ..................................      14            43            74        162
Calvert Social Balanced Portfolio .......................................      19            58           100        216
Calvert Social Mid Cap Growth Portfolio .................................      21            64           109        236
Fidelity VIP II Asset Manager Portfolio .................................      16            50            87        189
Fidelity VIP Equity-Income Portfolio ....................................      16            48            83        182
Fidelity VIP Growth Portfolio ...........................................      17            51            88        192
Fidelity VIP II Investment Grade Bond Portfolio .........................      16            48            83        182
Fidelity VIP Overseas Portfolio .........................................      19            58           100        217
Harris Oakmark Large Cap Value Portfolio ................................      19            60           104        224
Janus Mid Cap Portfolio .................................................      18            56            96        209
Loomis Sayles High Yield Bond Portfolio .................................      20            62           107        231
Neuberger Berman Partners Mid Cap Value Portfolio........................      19            59           101        218
Santander International Stock Portfolio .................................      20            62           107        231
Scudder Global Equity Portfolio .........................................      20            62           107        231
T. Rowe Price Large Cap Growth Portfolio ................................      19            59           101        218
T. Rowe Price Small Cap Growth Portfolio ................................      17            51            89        193
Lehman Brothers Aggregate Bond Index Portfolio ..........................      15            45            78        172
MetLife Stock Index Portfolio ...........................................      13            40            69        152
Morgan Stanley EAFE(Registered)Index Portfolio ..........................      15            48            82        180
Russell 2000 Index Portfolio ............................................      14            45            77        169



                                    FFA-9

TABLE OF EXPENSES Financial Freedom Deferred Annuities and Income Annuities



The following table shows the Separate Account, Metropolitan Fund, Calvert Fund and Fidelity VIP and VIP II Funds charges and expenses you will incur. The table is based on past experience and is subject to change. It is not intended to show your actual expenses which may be higher or lower. The table does not show fees for the Fixed Interest Account or premium taxes which may apply. We have provided examples to show you the impact of


Separate Account, Metropolitan Fund, Calvert Fund and Fidelity VIP and VIP II Funds expenses for the fiscal year ending December 31, 1998:

Contractowner Transaction Expenses For All Investment Divisions Currently
Offered

   Sales Load Imposed on Purchases None....................                None

   Deferred Sales Load (as a percentage of the
     purchase payment funding the withdrawal during
     the accumulation period) .............................                None

   Exchange Fee............................................                None

   Surrender Fee...........................................                None

Annual Contract Fee (2)....................................                None

Separate Account Annual Expenses
(as a percentage of average account value) (3)

   General Administrative Expenses Charge..................                .20%

   Mortality and Expense Risk Charge.......................                .75%

   Total Separate Account Annual Expenses..................                .95%






                                                                                      OTHER EXPENSES          TOTAL
Metropolitan Fund Annual Expenses                                    MANAGEMENT       AFTER EXPENSE       AFTER EXPENSE
(as a percentage of average net assets)                                FEES           REIMBURSEMENT       REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
State Street Research .Aggressive Growth Portfolio (4)(5) .......       .71                .04                 .75
State Street Research Diversified Portfolio (4)(5) ..............       .43                .05                 .48
State Street Research Growth Portfolio (4)(5) ...................       .48                .05                 .53
State Street Research Income Portfolio (4)(5) ...................       .33                .06                 .39
Harris Oakmark Large Cap Value Portfolio (5)(7) .................       .75                .20                 .95
Janus Mid Cap Portfolio (5)(6) ..................................       .72                .09                 .81
Loomis Sayles High Yield Bond Portfolio (6) .....................       .70                .31                1.01
Neuberger Berman Partners Mid Cap Value Portfolio (5)(7) ........       .70                .20                 .90
Santander International Stock Portfolio (4)(5) ..................       .75                .27                1.02
Scudder Global Equity Portfolio (5)(6) ..........................       .74                .28                1.02
T. Rowe Price Large Cap Growth Portfolio (5)(7) .................       .70                .20                 .90
T. Rowe Price Small Cap Growth Portfolio (5)(6) .................       .53                .14                 .67
Lehman Brothers Aggregate Bond Index Portfolio (7) ..............       .25                .23                 .48
MetLife Stock Index Portfolio (4) ...............................       .25                .05                 .30
Morgan Stanley EAFE(Registered) Index Portfolio (7) .............       .30                .25                 .55
Russell 2000 Index Portfolio (7) ................................       .25                .20                 .45



                                    FFA-10

                                                                                      OTHER EXPENSES          TOTAL
                                                                     MANAGEMENT       AFTER EXPENSE       AFTER EXPENSE
Calvert Fund (as a percentage of average net assets)                   FEES           REIMBURSEMENT       REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (8)..........................          .70               .18                  .88
Calvert Social Mid Cap Growth Portfolio (8)....................          .90               .16                 1.06


                                                                                      OTHER EXPENSES          TOTAL
Fidelity VIP and VIP III Funds                                       MANAGEMENT       AFTER EXPENSE       AFTER EXPENSE
(as a percentage of average net assets) (9)                            FEES           REIMBURSEMENT       REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager Portfolio (10)...................         .54              .09                   .63
Fidelity VIP Equity-Income Portfolio (10)......................         .49              .08                   .57
Fidelity VIP Growth Portfolio (10).............................         .59              .07                   .66
Fidelity VIP II Investment Grade Bond Portfolio................         .43              .14                   .57
Fidelity VIP Money Market Portfolio............................         .20              .10                   .30
Fidelity VIP Overseas Portfolio (10)...........................         .74              .15                   .89


Example

If you surrender your Deferred Annuity (withdraw all your money) at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets:


                                                                                  1            3            5            10
                                                                                YEAR         YEARS        YEARS        YEARS
---------------------------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth Portfolio......................        $ 17         $ 54          $ 93         $ 202
State Street Research Diversified Portfolio ...........................          15           46            79           172
State Street Research Growth Portfolio ................................          15           47            81           178
State Street Research Income Portfolio ................................          14           43            74           162
Calvert Social Balanced Portfolio .....................................          19           58           100           216
Calvert Social Mid Cap Portfolio ......................................          21           64           109           236
Fidelity VIP II Asset Manager Portfolio ...............................          16           50            87           189
Fidelity VIP Equity-Income Portfolio ..................................          16           48            83           182
Fidelity VIP Growth Portfolio .........................................          17           51            88           192
Fidelity VIP II Investment Grade Bond Portfolio .......................          16           48            83           182
Fidelity Money Market Portfolio .......................................          13           40            69           152
Fidelity Overseas Portfolio ...........................................          19           58           100           217
Harris Oakmark Large Cap Value Portfolio ..............................          19           60           104           224
Janus Mid Cap Portfolio...................... .........................          18           56            96           209
Loomis Sayles High Yield Bond Portfolio ...............................          20           62           107           231
Neuberger Berman Partners Mid Cap Value Portfolio......................          19           59           101           218
Santander International Stock Portfolio ...............................          20           62           107           231
Scudder Global Equity Portfolio .......................................          20           62           107           231
T. Rowe Price Large Cap Growth Portfolio ..............................          19           59           101           218
T. Rowe Price Small Cap Growth Portfolio ..............................          17           51            89           193
Lehman Brothers Aggregate Bond Index ..................................          15           45            78           172
MetLife Stock Index Portfolio .........................................          13           40            69           152
Morgan Stanley EAFE(Registered) Index Portfolio .......................          15           48            82           180
Russell 2000 Index Portfolio ..........................................          14           45            77           169



                                    FFA-11

If you annuitize (elect a pay-out option under your Deferred Annuity) or do not surrender your Deferred Annuity at the end of the time periods listed below, you would pay the following expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets (11):


                                                                                 1            3             5            10
                                                                               YEAR         YEARS         YEARS        YEARS
------------------------------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth Portfolio........................      $ 17         $ 54          $ 93         $ 202
State Street Research Diversified Portfolio .............................        15           46            79           172
State Street Research Growth Portfolio ..................................        15           47            81           178
State Street Research Income Portfolio ..................................        14           43            74           162
Calvert Social Balanced Portfolio .......................................        19           58           100           216
Calvert Social Mid Cap Portfolio ........................................        21           64           109           236
Fidelity VIP II Asset Manager Portfolio .................................        16           50            87           189
Fidelity VIP Equity-Income Portfolio ....................................        16           48            83           182
Fidelity VIP Growth Portfolio ...........................................        17           51            88           192
Fidelity VIP II Investment Grade Bond Portfolio .........................        16           48            83           182
Fidelity Money Market Portfolio .........................................        13           40            69           152
Fidelity Overseas Portfolio .............................................        19           58           100           217
Harris Oakmark Large Cap Value Portfolio ................................        19           60           104           224
Janus Mid Cap Portfolio .................................................        18           56            96           209
Loomis Sayles High Yield Bond Portfolio .................................        20           62           107           231
Neuberger Berman Partners Mid Cap Value Portfolio........................        19           59           101           218
Santander International Stock Portfolio .................................        20           62           107           231
Scudder Global Equity Portfolio .........................................        20           62           107           231
T. Rowe Price Large Cap Growth Portfolio ................................        19           59           101           218
T. Rowe Price Small Cap Growth Portfolio ................................        17           51            89           193
Lehman Brothers Aggregate Bond Index ....................................        15           45            78           172
MetLife Stock Index Portfolio ...........................................        13           40            69           152
Morgan Stanley EAFE(Registered) Index Portfolio .........................        15           48            82           180
Russell 2000 Index Portfolio ............................................        14           45            77           169



                                    FFA-12

1 There are times when the early withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. Each Contract Year you may take the greater of 20% (10% for certain Enhanced Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges. There are no early withdrawal charges applied to the Enhanced Non-Qualified Deferred Annuities for ss.457(f) deferred compensation plans, ss.451 deferred fee arrangements, ss.451 deferred compensation plans and ss.457(e)(11) severance and death benefit plans.

2 A $20 annual contract fee may be imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.

3 Our total Separate Account Annual Expenses will not exceed .95% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.

4 Prior to May 16, 1993, we paid all expenses of the Metropolitan Fund (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses).


5 Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus for the Metropolitan Fund.



6 These Portfolios began operations on March 3, 1997. We paid all expenses (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the following Portfolios until the Portfolio's total assets reached $100 million, or until March 2, 1999, whichever came first. If we had not reimbursed the Portfolios for these expenses, the "other expenses" for the Portfolios would have been:


                                             OTHER EXPENSES          DATE
                                                WITHOUT          REIMBURSEMENT
                                              REIMBURSEMENT         STOPPED
--------------------------------------------------------------------------------

    Loomis Sayles High Yield Bond                 0.35%          March 2, 1999
    T. Rowe Price Small Cap Growth                0.14%        January 23, 1998
    Janus Mid Cap                                 0.09%        December 31, 1997
    Scudder Global Equity                         0.28%          July 1, 1998



7 These Portfolios began operations on November 9, 1998. We pay all expenses (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses) in excess of .20% (.25% for the Morgan Stanley EAFE(Registered) Index Portfolio) of the average net assets for each of the following Portfolios until the Portfolio's total assets reach $100 million, or until November 8, 2000, whichever comes first. If we had not reimbursed the Portfolios for these expenses, the "other expenses" for the Portfolios are estimated to have been:

                                                         OTHER EXPENSES
                                                            WITHOUT
                                                          REIMBURSEMENT
     ----------------------------------------------------------------------
       Harris Oakmark Large Cap Value                         .80%

       Lehman Brothers Aggregate Bond Index                   .32%

       Neuberger Berman Partners Mid Cap Value                .89%

       Russell 2000 Index                                     .70%

       T. Rowe Price Large Cap Growth Portfolio              1.18%

       Morgan Stanley EAFE(Registed) Index                    .99%





                                    FFA-13

8 The Calvert Fund Portfolio's management fees reflect an increase of .01% which is attributed to an increase in transfer agency expenses. Part of the Portfolio's other expenses are paid by a third party. Net fund expenses after reductions for fees paid indirectly would have been 0.86% for the Calvert Social Balanced Portfolio and 1.01% for the Calvert Social Mid Cap Growth Portfolio.



9 The Fidelity VIP and VIP II Funds each have a Distribution and Service Plan to help pay distribution costs (commonly known as a Rule 12b-1 plan). These plans prevent the Fidelity VIP and VIP II Funds Portfolios from paying any such costs. Rather, Fidelity & Management Research Company ("FMR") may use its management fee or other assets to pay expenses for selling shares of the Fidelity VIP and VIP II Funds Portfolios, including expenses of third parties. FMR or Fidelity Distributors Corp. pays MetLife for providing certain distribution and shareholder services. Fidelity Investments Institutional Operations Company, Inc. also pays MetLife for providing administrative services. You are not responsible for these fees. FMR and its affiliates absorb the fees paid to MetLife.



10 Some of the brokerage commissions received have been used to pay the Portfolios' expenses. This has the effect of reducing the Portfolios' expenses. Also, the Portfolios' custodian and transfer agent may use interest earned on uninvested cash to reduce the Portfolios' expenses. If some of the Portfolios' expenses had not been reimbursed their expenses would have been as follows:



                                                OTHER EXPENSES
                                                   WITHOUT
                                                 REIMBURSEMENT
  ------------------------------------------------------------------
     Fidelity VIP Asset Manager                      .10
     Fidelity VIP Equity-Income                      .09
     Fidelity VIP Growth                             .07
     Fidelity VIP Overseas                           .17



11 This example assumes no early withdrawal charges are applicable. In order to make this assumption for a pay-out option under your Deferred Annuity, we also assumed that you selected an income payment type under which you will receive payments over your lifetime or for a period of at least five full years.



                                    FFA-14

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

(For an accumulation unit outstanding throughout the period)

     These tables and bar charts show fluctuations in the Accumulation Unit Values for Enhanced Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

--------------------------------------------------------------------------------




                                                                                                                 NUMBER OF
                                                                       BEGINNING OF YEAR      END OF YEAR       ACCUMULATION
                                                                         ACCUMULATION        ACCUMULATION     UNITS END OF YEAR
   ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES (a)             YEAR       UNIT VALUE          UNIT VALUE        (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth Division.....          1998         $38.02              $42.82              1,533
                                                               1997          35.98               38.02              1,572
                                                               1996          33.72               35.98              1,396
                                                               1995          26.29               33.72                997
             [BAR CHART]                                       1994          27.05               26.29                625
                                                               1993          22.26               27.05                358
                                                               1992          20.37               22.26                134
                                                               1991          12.35               20.37                  7
                                                               1990          14.85(b)            12.35                  0
Year End Accumulation Unit Value

State Street Research Diversified Division...........          1998          33.57               39.79                710
                                                               1997          28.11               33.57                515
                                                               1996          24.78               28.11                365
                                                               1995          19.69               24.78                333
             [BAR CHART]                                       1994          20.51               19.69                241
                                                               1993          18.36               20.51                125
                                                               1992          16.93               18.36                 28
                                                               1991          13.68               16.93                  3
                                                               1990          14.34(b)            13.68                  0

Year End Accumulation Unit Value



                                    FFA-15

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------------------------
                                                                                                            NUMBER OF
                                                                         BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                                           ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                       YEAR     UNIT VALUE       UNIT VALUE    (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
State Street Research Growth Division...........................   1998         $60.00        $76.19            803
                                                                   1997          47.19         60.00            656
                                                                   1996          38.99         47.19            436
                                                                   1995          29.57         38.99            324
                                                                   1994          30.85         29.57            197
                                                                   1993          27.22         30.85            123
                                                                   1992          24.63         27.22             47
                                                                   1991          18.67         24.63              7
                                                                   1990          21.66(b)      18.67              0

State Street Research Income Division...........................   1998          32.77         35.52            387
                                                                   1997          30.13         32.77            314
                                                                   1996          29.36         30.13            272
                                                                   1995          24.79         29.36            213
                                                                   1994          25.83         24.79            155
                                                                   1993          23.43         25.83            111
                                                                   1992          22.12         23.43             51
                                                                   1991          19.02         22.12              3
                                                                   1990          17.91(b)      19.02              0

Calvert Social Balanced Division................................   1998          20.32         23.40            250
                                                                   1997          17.08         20.32            225
                                                                   1996          15.31         17.08            179
                                                                   1995          11.91         15.31            129
                                                                   1994          12.43         11.91             90
                                                                   1993          11.62         12.43             66
                                                                   1992          10.90         11.62             27
                                                                   1991          10.00(c)      10.90              2


                                     FFA-16

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------------------------
                                                                                                            NUMBER OF
                                                                         BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                                           ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                       YEAR     UNIT VALUE       UNIT VALUE    (IN THOUSANDS)
------------------------------------------------------------------------ --------------------------------------------------
Calvert Social Mid Cap Growth Division..........................   1998         $20.58        $26.46            127
                                                                   1997          16.81         20.58             80
                                                                   1996          15.80         16.81             57
                                                                   1995          11.43         15.80             18
                                                                   1994          12.81         11.43              2
                                                                   1993          12.03         12.81              1
                                                                   1992          10.78(d)      12.03              0

Fidelity Investment Grade Bond Division.........................   1998          15.62         16.84            339
                                                                   1997          14.46         15.62            235
                                                                   1996          14.15         14.46            165
                                                                   1995          12.17         14.15             89
                                                                   1994          12.77         12.17             24
                                                                   1993          11.62         12.77              7
                                                                   1992          10.99(d)      11.62              1

Fidelity Asset Manager Division.................................   1998          20.94         23.87          1,439
                                                                   1997          17.52         20.94          1,346
                                                                   1996          15.44         17.52          1,118
                                                                   1995          13.32         15.44          1,066
                                                                   1994          14.32         13.32            728
                                                                   1993          11.94         14.32            292
                                                                   1992          11.23(d)      11.94             81


                                     FFA-17

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------------------------
                                                                                                            NUMBER OF
                                                                         BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                                           ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                       YEAR     UNIT VALUE       UNIT VALUE    (IN THOUSANDS)
------------------------------------------------------------------------ --------------------------------------------------
Fidelity Money Market Division (e)..............................   1998         $12.24        $12.62              0
                                                                   1997          11.85         12.24              0
                                                                   1996          11.46         11.85              0
                                                                   1995          11.02         11.46              0
                                                                   1994          10.72         11.02             12
                                                                   1993          10.50         10.72            657
                                                                   1992          10.33         10.50              0

Fidelity Equity-Income Division.................................   1998          30.45         33.67          2,790
                                                                   1997          23.99         30.45          2,476
                                                                   1996          21.19         23.99          1,775
                                                                   1995          15.84         21.19          1,200
                                                                   1994          15.02         15.84            513
                                                                   1993          12.83         15.02            195
                                                                   1992          11.75(d)      12.83             27

Fidelity Growth Division........................................   1998          29.30         40.49          2,484
                                                                   1997          23.95         29.30          2,249
                                                                   1996          21.08         23.95          1,757
                                                                   1995          15.72         21.08          1,218
                                                                   1994          15.87         15.72            641
                                                                   1993          13.43         15.87            290
                                                                   1992          12.05(d)      13.43             93


                                     FFA-18

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------------------------
                                                                                                            NUMBER OF
                                                                         BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                                           ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                       YEAR     UNIT VALUE       UNIT VALUE    (IN THOUSANDS)
------------------------------------------------------------------------ --------------------------------------------------
Fidelity Overseas Division......................................   1998         $17.77        $19.85            656
                                                                   1997          16.08         17.77            647
                                                                   1996          14.34         16.08            397
                                                                   1995          13.20         14.34            197
                                                                   1994          13.10         13.20             93
                                                                   1993           9.63         13.10             27
                                                                   1992          11.22(d)       9.63              4

Janus Mid Cap Division..........................................   1998           12.72        17.29            523
                                                                   1997          10.00(f)      12.72            167

Loomis Sayles High Yield Bond Division..........................   1998          10.53          9.65             89
                                                                   1997          10.00(f)      10.53             49

Santander International Stock Division..........................   1998          13.54         16.43            837
                                                                   1997          13.99         13.54            853
                                                                   1996          14.38         13.99            868
                                                                   1995          14.40         14.38            814
                                                                   1994          13.84         14.40            558
                                                                   1993           9.45         13.84            191
                                                                   1992          10.63          9.45             50
                                                                   1991          10.00(g)      10.63              4


                                     FFA-19

(For an accumulation unit outstanding throughout the period)


--------------------------------------------------------------------------------------------------------------------------
                                                                                                            NUMBER OF
                                                                         BEGINNING OF YEAR  END OF YEAR    ACCUMULATION
                                                                           ACCUMULATION    ACCUMULATION  UNITS END OF YEAR
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES                       YEAR     UNIT VALUE       UNIT VALUE    (IN THOUSANDS)
------------------------------------------------------------------------ --------------------------------------------------


Scudder Global Equity Division..................................   1998     $10.88            $12.49            256
                                                                   1997      10.00(f)          10.88            120



T. Rowe Price Small Cap Growth Division.........................   1998      11.79             12.08            657
                                                                   1997      10.00(f)          11.79            279



MetLife Stock Index Division....................................   1998      32.50             41.28          3,077
                                                                   1997      24.83             32.50          2,504
                                                                   1996      20.44             24.83          1,648
                                                                   1995      15.07             20.44          1,062
                                                                   1994      15.04             15.07            631
                                                                   1993      13.86             15.04            507
                                                                   1992      13.02             13.86            260
                                                                   1991      10.13             13.02              0
                                                                   1990      10.85(b)          10.13              0

Harris Oakmark Large Cap Value Division.........................   1998      10.00(h)           9.72              0


Lehman Brothers Aggregate Bond Division.........................   1998      10.00(h)          10.12              0

Morgan Stanley EAFE(R)Index Division............................   1998      10.00(h)          10.80              0

Neuberger Berman Partners Mid Cap Value Division................   1998      10.00(h)          10.73              0

Russell 2000 Index Division.....................................   1998      10.00(h)          10.53              0

T. Rowe Price Large Cap Growth Division.........................   1998      10.00(h)          11.01              0


                                     FFA-20

(For an accumulation unit outstanding throughout the period)

------------

In addition to the above mentioned Accumulation Units, there were cash reserves of $22,530,195 as of December 31, 1998, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.


(a) Not all investment divisions are offered under the various Enhanced Deferred Annuities.

(b) Inception Date July 2, 1990.

(c) Inception Date May 1, 1991.

(d) Inception Date May 1, 1992.

(e) No longer offered under the Enhanced Deferred Annuities

(f) Inception Date March 3, 1997.

(g) Inception Date July 1, 1991. Sales commenced for Non-Qualified Enhanced Deferred Annuities for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and
    Section 451(e)(11) severance and death benefit plans in 1991.

(h) Inception Date November 9, 1998. A bar chart does not appear for this investment division because there is less than one calendar year of performance history.

                                     FFA-21

ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

(For an accumulation unit outstanding throughout the period)


These tables and bar charts show fluctuations in the Accumulation Unit Values for Financial Freedom Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements, or other reports (such as the annual report).



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NUMBER OF
                                                                              BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                                                ACCUMULATION     ACCUMULATION   UNITS END OF YEAR
   FINANCIAL FREEDOM DEFERRED ANNUITIES                              YEAR        UNIT VALUE       UNIT VALUE      (IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth Division..............        1998         $38.02          $42.82             22
                                                                      1997          35.98           38.02             14
                                                                      1996          33.72(a)        35.98              3



State Street Research Diversified Division....................        1998          33.57           39.79             48
                                                                      1997          28.11           33.57             20
                                                                      1996          24.78(a)        28.11              0



State Street Research Growth Division.........................        1998          60.00           76.19             56
                                                                      1997          47.19           60.00             32
                                                                      1996          38.99(a)        47.19              0

                                    FFA-22

(For an accumulation unit outstanding throughout the period)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NUMBER OF
                                                                              BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                                                ACCUMULATION     ACCUMULATION   UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                                 YEAR        UNIT VALUE       UNIT VALUE      (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
State Street Research Income Division............................     1998         $32.77          $32.52             24
                                                                      1997          30.13           32.77              5
                                                                      1996          29.36(a)        30.13              0



Calvert Social Balanced Division.................................     1998          20.35           23.44            183
                                                                      1997          17.11           20.35            162
                                                                      1996          15.34           17.11            120
                                                                      1995          11.93           15.34             82
                                                                      1994          12.45           11.93             56
                                                                      1993          11.63           12.45             35
                                                                      1992          10.91           11.63             22
                                                                      1991          10.00(b)        10.91              0

Calvert Social Mid Cap Growth Division...........................     1998          20.58           26.46            133
                                                                      1997          16.81           20.58            118
                                                                      1996          15.80           16.81            108
                                                                      1995          11.43           15.80             62
                                                                      1994          12.81           11.43             44
                                                                      1993          12.03           12.81             29
                                                                      1992          10.67           12.03             16
                                                                      1991          10.00(b)        10.67              0

Fidelity Money Market Division...................................     1998          12.24           12.62            148
                                                                      1997          11.85           12.24             81
                                                                      1996          11.46           11.85            101
                                                                      1995          11.02           11.46             41
                                                                      1994          10.72           11.02             26
                                                                      1993          10.50           10.72             19
                                                                      1992          10.22           10.50             12
                                                                      1991          10.00(b)        10.22          1,146


                                    FFA-23

(For an accumulation unit outstanding throughout the period)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NUMBER OF
                                                                              BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                                                ACCUMULATION     ACCUMULATION   UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                                 YEAR        UNIT VALUE       UNIT VALUE      (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Equity-Income Division...............................        1998         $30.45          $33.67             963
                                                                      1997          23.99           30.45             906
                                                                      1996          21.19           23.99             659
                                                                      1995          15.84           21.19             445
                                                                      1994          15.02           15.84             270
                                                                      1993          12.83           15.02             165
                                                                      1992          11.07           12.83              66
                                                                      1991          10.00(b)        11.07               4

Fidelity Growth Division ........................................     1998          29.30           40.49           1,363
                                                                      1997          23.95           29.30           1,317
                                                                      1996          21.08           23.95           1,058
                                                                      1995          15.72           21.08             762
                                                                      1994          15.87           15.72             508
                                                                      1993          13.43           15.87             317
                                                                      1992          12.40           13.43             136
                                                                      1991          10.00(b)        12.40              30

Fidelity Overseas Division.......................................     1998          17.77           19.85             486
                                                                      1997          16.08           17.77             508
                                                                      1996          14.34           16.08             365
                                                                      1995          13.20           14.34             259
                                                                      1994          13.10           13.20             197
                                                                      1993           9.63           13.10              98
                                                                      1992          10.89            9.63              24
                                                                      1991          10.00(b)        10.89               4


                                    FFA-24

(For an accumulation unit outstanding throughout the period)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NUMBER OF
                                                                              BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                                                ACCUMULATION     ACCUMULATION   UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                                 YEAR        UNIT VALUE       UNIT VALUE      (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Investment Grade Bond Division..........................     1998         $15.62          $16.84             218
                                                                      1997          14.46           15.62             170
                                                                      1996          14.15           14.46             133
                                                                      1995          12.17           14.15             115
                                                                      1994          12.77           12.17              72
                                                                      1993          11.62           12.77              46
                                                                      1992          11.00           11.62              25
                                                                      1991          10.00(b)        11.00               2

Fidelity Asset Manager Division..................................     1998          20.94           23.87             815
                                                                      1997          17.52           20.94             816
                                                                      1996          15.44           17.52             742
                                                                      1995          13.32           15.44             600
                                                                      1994          14.32           13.32             511
                                                                      1993          11.94           14.32             309
                                                                      1992          10.78           11.94             111
                                                                      1991          10.00(b)        10.78              12
Janus Mid Cap Division ..........................................     1998          12.72           17.29             140
                                                                      1997          10.00(d)        12.72              52




                                    FFA-25

(For an accumulation unit outstanding throughout the period)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NUMBER OF
                                                                              BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                                                ACCUMULATION     ACCUMULATION   UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                                 YEAR        UNIT VALUE       UNIT VALUE      (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
Loomis Sayles High Yield Bond Division...........................     1998         $10.53           $9.65             37
                                                                      1997          10.00(d)        10.53              8



Santander International Stock Division...........................     1998          13.54           16.43             22
                                                                      1997          13.99           13.54             10
                                                                      1996          14.38(a)        13.99              0


Scudder Global Equity Division...................................     1998          10.88           12.49            146
                                                                      1997          10.00(d)        10.88             56




---------------------------------------------------------------------------------------------------------------------------

   T. Rowe Price Small Cap Growth Division                            1998          11.79           12.08            242
                                                                      1997          10.00(d)        11.79            108


                                    FFA-26

(For an accumulation unit outstanding throughout the period)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NUMBER OF
                                                                              BEGINNING OF YEAR   END OF YEAR     ACCUMULATION
                                                                                ACCUMULATION     ACCUMULATION   UNITS END OF YEAR
FINANCIAL FREEDOM DEFERRED ANNUITIES                                 YEAR        UNIT VALUE       UNIT VALUE      (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
MetLife Stock Index Division.....................................     1998         $27.72           $35.21              942
                                                                      1997          21.18            27.72              799
                                                                      1996          17.43            21.18              514
                                                                      1995          12.86            17.43              310
                                                                      1994          12.83            12.86              226
                                                                      1993          11.82            12.83              150
                                                                      1992          11.11            11.82            1,999
                                                                      1991          10.00(b)         11.11            2,181

Harris Oakmark Large Cap Value Division..........................     1998          10.00(e)          9.72                0

Lehman Brothers Aggregate Bond Division..........................     1998          10.00(e)         10.12                0

Morgan Stanley EAFE(Registered)Index Division....................     1998          10.00(e)         10.80                0

Neuberger Berman Partners Mid Cap Value Division.................     1998          10.00(e)         10.73                0

Russell 2000 Index Division......................................     1998          10.00(e)         10.53                0

T. Rowe Price Large Cap Growth Division..........................     1998          10.00(e)         11.01                0



In addition to the above mentioned Accumulation Units, there were cash reserves of $22,530,195 as of December 31, 1998, applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.

(a) Inception Date May 1, 1996.

(b) Inception Date July 1, 1991.

(c) Inception Date May 1, 1991.

(d) Inception Date March 3, 1997.

(e) Inception Date November 9, 1998. A bar chart does not appear for this investment division because there is less than one year of performance history.

                                    FFA-27

MetLife


Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, MetLife is a leading provider of insurance and financial services to a broad spectrum of individual and institutional customers. With approximately $359 billion worth of assets under management as of December 31, 1998, MetLife provides individual insurance and investment products to approximately 9 million households in the U.S. MetLife also provides group insurance and investment products to corporations and other institutions employing over 33 million people.


We are a mutual life insurance company. In November 1998, MetLife announced its intention to convert to a stock company from a mutual company. MetLife's board of directors authorized the development of a plan to "demutualize." The plan will be subject to approval by the board of directors, the State of New York Insurance Department and policyholders. As of April 30, 1999, we do not know the details of the plan or when or if it will take effect.

Metropolitan Life Separate Account E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.




                                     FFA-28

The Variable Annuities in this Prospectus

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or income varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name.

The Deferred Annuities have a fixed interest rate option called the Fixed Interest Account. With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A Deferred Annuity

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, the Deferred Annuities are "annuities."

An Income Annuity

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of pay-out option suited to your needs. Some of the pay-out options guarantee an income stream for your lifetime or your and another's lifetimes. Some Income Annuities guarantee a time period of your choice

________________________________________________________________________________

The group Deferred Annuities and group Income Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income annuity or "pay-out" phase.
________________________________________________________________________________


                                     FFA-29
over which MetLife will make income payments. Income Annuities also have other features. The amount of your income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices and the amount of your purchase payment.

Your Investment Choices


The Metropolitan Fund, the Calvert Fund and Fidelity VIP and VIP II Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The Metropolitan Fund prospectus is attached at the end of this Prospectus. If any of the Calvert Fund or Fidelity VIP and VIP II Funds' Portfolios are available to you, then you will also receive their prospectuses as appropriate. You should read these prospectuses carefully before making purchase payments to the investment divisions. The SAI for each fund is available upon your request.


The investment choices are:

Fidelity's VIP Money Market Portfolio
Lehman Brothers Aggregate Bond Index Portfolio
State Street Research Income Portfolio

Fidelity's VIP II Investment Grade Bond Portfolio

State Street Research Diversified Portfolio

Fidelity's VIP II Asset Manager Portfolio

Calvert Social Balanced Portfolio
MetLife Stock Index Portfolio
Fidelity's VIP Equity-Income Portfolio
Harris Oakmark Large Cap Value Portfolio
T. Rose Price Large Cap Growth Portfolio
State Street Research Growth Portfolio

Neuberger Berman Partners Mid Cap Value Portfolio

Janus Mid Cap Portfolio
Calvert Social Mid Cap Growth Portfolio
Loomis Sayles High Yield Bond Portfolio
State Street Research Aggressive Growth Portfolio

Russell 2000(Registered) Index Portfolio

Fidelity's VIP Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Scudder Global Equity Portfolio
Morgan Stanley EAFE(Registered) Index Portfolio
Santander International Stock Portfolio
Fidelity's VIP Overseas Portfolio

________________________________________________________________________________

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in order of risk from the most conservative to the most aggressive.

There is a possibility you will lose principal in the investment choices. However, they generally offer the opportunity for greater returns over the long term than our guaranteed fixed options.
________________________________________________________________________________



                                     FFA-30

Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The contract will indicate the investment divisions that are available to you. Your investment choices may be limited because:

o    Some of the investment divisions are not approved in your state.

o Your employer, association or other group contractholder limits the number of available investment divisions.

o    We have restricted the available investment divisions.

o For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, Calvert Fund or Fidelity VIP and VIP II Funds, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. Dividends generally are reflected in an increase in the Accumulation or Annuity Unit Value. You pay no transaction expenses (i.e., front end sales load or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund are available only by purchasing MetLife annuities and life insurance policies and are never sold directly to the public. The Calvert Fund and Fidelity VIP and VIP II Funds Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.



The Metropolitan Fund, Calvert Fund and Fidelity VIP and VIP II Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap, Calvert Social Balanced and Calvert Mid Cap Portfolios, each Portfolio is "diversified" under the 1940 Act.



The Portfolios of the Metropolitan Fund pay us a monthly fee for our services as investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee as its investment manager. Similarly, the Portfolios of the Fidelity VIP and VIP II Funds pay Fidelity Management & Research Company a monthly fee as its investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described, as applicable, in the Metropolitan Fund, the Calvert Fund and Fidelity VIP and VIP II Funds prospectuses and SAIs.



________________________________________________________________________________

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
________________________________________________________________________________


                                     FFA-31

In addition, the Metropolitan Fund prospectus discusses other separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund. The Calvert Fund and the Fidelity VIP and VIP II Funds prospectuses each discuss different separate accounts of the various insurance companies that invest in each fund's portfolios. The risks of these arrangements are also discussed in each fund's prospectus.


Deferred Annuities

This Prospectus describes many kinds of Deferred Annuities under which you can accumulate money:

    Financial Freedcom Account:

               o    TSA (Tax Sheltered Annuity)

               o    403(a) (Qualified annuity
                    plans under Section 403(a))

               o    Non-Qualified (for certain
                    deferred arrangements and plans)

    Enhanced Preference Plus Account:

               o    TSA (Tax Sheltered Annuity)

               o    403(a) (Qualified annuity
                    plans under Section 403(a))

               o    PEDC (Public Employee Deferred
                    Compensation)

               o    Traditional IRA (Individual
                    Retirement Annuities)

               o    Non-Qualified

               o    Non-Qualified (for certain deferred
                    arrangements and plans)

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, Section 415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for Section 457(e)(11) severance and death benefit plans have special tax risks. We no longer offer Section 457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.


________________________________________________________________________________

These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity.
________________________________________________________________________________



                                     FFA-32

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contractholder. Deferred Annuities may be either:

o    Allocated (your Account Balance records are kept for you as an individual);
     or

o Unallocated (Account Balance records are kept for a plan or group as a whole).

The Deferred Annuity and Your Retirement Plan

If you participate through a retirement plan, the Deferred Annuity may provide that all or some of your rights as described in this Prospectus are subject to the plan's terms. Limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options.

The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also, the Deferred Annuity may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected. If you are a Texas Operational Retirement Program participant, please see Appendix II for specific information which applies to you.

Automated Investment Strategies


There are five automated investment strategies available to you for Enhanced Deferred Annuities. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies, if available to you, are without any additional charges. As with any investment program, no strategy can guarantee a gain--you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.


The Equity Generator(Service Mark): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection.


As an added benefit of this strategy, you will not pay early withdrawal charges from your purchase payments, if your contributions are allocated to the Fixed Interest Account for the life of your Deferred Annuity. You must never request allocation changes or transfers. Early withdrawal charges may be taken from any of your earnings.



The Equalizer(Service Mark): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the


_______________________________________________________________________________

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and saving goals. These strategies were designed to help you take advantage of the tax-deferred status of an annuity.
_______________________________________________________________________________

                                     FFA-33

State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the values of each equal. Say you choose the MetLife Stock Index Division. If, over the quarter, it outperforms the Fixed Interest Account the excess is transferred to the Fixed Income Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


The Rebalancer(Service Mark): You select a specific asset allocation from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation.

The Index Selector(Service Mark): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is divided among, the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(Registered) Index and Russell 2000 Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the original percentage by transferring amounts among the investment divisions and the Fixed Interest Account. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The Allocator(Service Mark): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum transfer of $50 is the only requirement.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you can continue the strategy through periods of fluctuating prices.

Purchase Payments


There is no minimum purchase payment.


For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for (Section) 415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

Unless limited by tax law, you may continue to make purchase payments under Enhanced Deferred Annuities while you receive Systematic Withdrawal Program payments, as described later in this


_______________________________________________________________________________

You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option However, Federal tax rules may limit the amount and frequency of your purchase payments.
_______________________________________________________________________________


                                     FFA-34

Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction.


In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where you did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.


Allocation of Purchase Payments

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for additional purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

Limits on Purchase Payments

Your ability to make purchase payments may be limited by:

o    Federal tax laws.

o Our right to limit the total of your purchase payments to $500,000. We may change the maximum by telling you in writing at least 90 days in advance.

o Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you were age 60, or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

o    A withdrawal based on your leaving your job.

o Receiving systematic termination payments (described later) from both the Separate Account and Fixed Interest Account.

The Value of Your Investment

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units you have by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;




                                     FFA-35

o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

o    Finally, we multiply the previous Accumulation Unit Value by this result.

Examples

Calculating the Number of Accumulation Units

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                          $500 = 50 accumulation units
                           ---
                           10

Calculating the Accumulation Unit Value

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525.

             $10.00 x 1.05 = $10.50 the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475.

              $10.00 x .95 = $9.50 the new Accumulation Unit Value

Transfers


You can make an unlimited number of transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Such transfers are free of any charges to you, except under certain Financial Freedom Deferred Annuities where you may incur early withdrawal charges, if applicable, for money transferred from the Fixed Interest Account to the investment divisions. Some restrictions may apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:


o    The percentage or dollar amount of the transfer;

o The investment division (or Fixed Interest Account) from which you want the money to be transferred;

o The investment division (or Fixed Interest Account) to which you want the money to be transferred; and

o Whether you intend to start, stop or modify an automated investment strategy by making the transfer.


_______________________________________________________________________________

You may transfer money within your contract as often as you like without incurring current taxes on your earnings.
_______________________________________________________________________________



                                     FFA-36

We may require you to:

o    Use our forms;

o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

o Transfer a minimum amount if the transfer is in connection with the Allocator.


Access To Your Money


You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

o    The percentage or dollar amount of the withdrawal; and

o The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

If you request, generally you can tell us to make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our forms.

Systematic Withdrawal Program for Enhanced TSA and IRA Deferred Annuities

Under this program, available only for Enhanced TSA and IRA Deferred Annuities and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated the payments will automatically renew each Contract Year.

If you elect to withdraw a dollar amount we will pay you the dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the dollar amount you will receive based on your new Account Balance.

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program:

If you choose to receive a percentage of your Account Balance, we will determine the dollar amount payable on the date these payments begin. When you first elect the program, we will pay this dollar amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis, the percentage of your Account Balance you request equals $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.


_______________________________________________________________________________

Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make. Tax law generally prohibits withdrawals from TSA Enhanced Deferred Annuities before you reach age 591U2.

We will withdraw the payments from the Fixed Interest Account or investment divisions you select, either pro rata or in the proportions you request. Each payment must be at least $50. For the TSA Enhanced Deferred Annuity, if you elect to receive payments through this program, you must either be 591U2 years old or have left your job and you must have no loan outstanding from the Fixed Interest Account.
_______________________________________________________________________________



                                     FFA-37

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the dollar amount that you chose or a dollar amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

Selecting a Payment Date: Your payment date is the date we make the withdrawal. When you select or change a payment date, we must receive your request at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment a month after the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage, or timing of payments can be made at the beginning of any Contract Year and once a year. However, we must receive your request at least 30 days in advance. If you make any of these changes we will treat your request as though you were starting a new Systematic Withdrawal Program.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all Systematic Withdrawal Program payments in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Sytematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.


_______________________________________________________________________________

If you would like to receive your systematic withdrawal payment by the first of the month, you should request that the payment date be the 20th of the prior month.

Your Account Balance will be reduced by the amount of your systematic withdrawal payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.
_______________________________________________________________________________


                                     FFA-38

Minimum Distribution

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity (i.e., the later of when you reach 701/2 or retire). Rather than receiving your minimum distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

Contract Fee

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.

Charges

There are two types of charges you pay while you have money in an investment division:

o    Insurance-related charge, and

o    Investment-related charge.

Insurance-Related Charge

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

Investment-Related Charge

This charge pays the investment managers of the Metropolitan Fund, Calvert Fund and Fidelity VIP and VIPII Funds for managing money in the Portfolios and investment operating expenses. We manage the Metropolitan Fund. The percentage you pay depends on which investment divisions you select. Amounts for each investment division are listed in the Table of Expenses.


_______________________________________________________________________________

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.

MetLife guarantees that the Separate Account insurance-related charge will not increase while you have a Deferred Annuity.
_______________________________________________________________________________


                                     FFA-39

Premium Taxes



Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain states, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.



Premium taxes, if applicable, range from .5% to 5.0% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the states where premium taxes are charged and the amount of these taxes.


--------------------------------------------------------------------------------
We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, early withdrawal charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the investment divisions.
--------------------------------------------------------------------------------

Early Withdrawal Charges for TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and from the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" (oldest money first) basis. Once we have determined the amount of the early withdrawal charge, we will actually withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge.

For a full withdrawal we multiply the amount to which the withdrawal charge applies by the percentage shown; keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

                                     FFA-40

You pay no early withdrawal charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities (for certain deferred arrangements and plans).


The early withdrawal charge on purchase payments withdrawn is as follows:



                          During Purchase Payment Year

Year            1       2       3      4       5       6       7      8 & Later

Percentage      7%      6%      5%     4%      3%      2%      1%         0%


By law, your total early withdrawal charges applied to amounts in the investment divisions will never exceed 9% of all your purchase payments in the investment divisions.


The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.



Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no early withdrawal charges.


When No Early Withdrawal Charge Applies for TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities


In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the following conditions listed below.


You do not pay an early withdrawal charge:

o    On transfers you make within your Deferred Annuity.

o    On withdrawals of purchase payments you made over seven years ago.


o If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).



o If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.



o If you withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will you have to pay early withdrawal charges.


--------------------------------------------------------------------------------
Early withdrawal charges never apply to tranfers among investment divisions or tranfers to the Fixed Interest Account.
--------------------------------------------------------------------------------

                                     FFA-41

o If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity.

o Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                           Contract Year

         1*         2           3          4           5

        20%        25%       331/3%       50%      remainder

     *    Less that Contract Year's withdrawals.

     Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

o If you are disabled and you request a total withdrawal. Disability is as defined in the Federal Social Security Act.

o    If you retire:

     o For the Non-Qualified and certain PEDC Enhanced Deferred Annuities, if you retire.

     o For certain TSA Enhanced Deferred Annuities, if you have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the contract from other investment vehicles on a tax-free basis (plus earnings on such amounts).

     o For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if you also have participated for at least 10 consecutive years unless you retire according to the definition of retirement stated in your plan.

o If you leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

o If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

o    If your plan provides payment on account of hardship and you suffer



                                     FFA-42
     from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, you must only have suffered an unforeseen hardship.

o If you make a direct transfer to other investment vehicles we have pre-approved. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

o If you withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC, and IRA Enhanced Deferred Annuities.)

When Another Early Withdrawal Charge May Apply

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transfer amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

o    Amounts transferred before January 1, 1996:

     o We credit your transferred amounts with the time you held them under your original contract or if it will produce a lower charge;

     o We use the following schedule to determine early withdrawal charges for transferred amounts from your original contract.

                          During Purchase Payment Year

Year          1        2       3       4         5     6 and Beyond

Percentage   5%       4%      3%      2%        1%          0%

o    Amounts transferred on or after January 1, 1996:

     o For certain contracts which we issued at least two years before the date of the transfer, we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity, or if it will produce a lower charge.

          We use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:

                            After the Transfer

Year         1       2        3         4        5     6 and Beyond

Percentage   5%      4%       3%        2%       1%         0%

     o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase


                                     FFA-43
          payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.


Free Look


You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office.

Death Benefit

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies)under the following Deferred Annuities:

o    Enhanced TSA

o    Enhanced Non-Qualified

o    Enhanced 403(a)

o    Enhanced Traditional IRA

o    Financial Freedom TSA

o    Financial Freedom 403(a)

For the following Deferred Annuities the trustee receives the death benefit:

o    Non-Qualified Deferred Annuity for

     o    Section 457(f) deferred compensation plan

     o    Section 451 deferred fee arrangements

     o    Section 451 deferred compensation plans

     o    Section 457(e)(11) severance and death benefit plans

     o    Section 415(m) qualified governmental excess benefit arrangements

o For PEDC Deferred Annuities, the employer or trustee receives the death benefit.


                                     FFA-44

The death benefit your beneficiary receives will be the greatest of:

o    Your Account Balance;

o Your highest Account Balance as of the end of any fifth calendar year in which you have the Deferred Annuity and as of the end of each later five year period. In any case, less any later partial withdrawals, fees and charges; or

o    The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

We will only pay the death benefit when we receive both proof of your death and appropriate instructions for payment.


Your beneficiary has the option to apply the death benefit (less any applicable premium taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.


Pay-out Options (or Income Options)


You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans). Then, we apply the remainder to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option.


--------------------------------------------------------------------------------
The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.
--------------------------------------------------------------------------------


When considering whether to select a pay-out option, you should think about whether you want:



o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;



o    A fixed dollar payment or a variable payment;



o    A refund feature.



Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants)will also be considered. For example, if you select a pay-out guaranteeing payments for your and your spouse's lifetimes, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime.


--------------------------------------------------------------------------------
Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.
--------------------------------------------------------------------------------

By the date specified in your contract, if you do not either select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity

                                     FFA-45
with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.


Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.


Income Annuities


Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity, you must start receiving payments within the first year after the annuity is issued.


We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

________________________________________________________________________________
You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi_annual or annual basis.
________________________________________________________________________________

Using proceeds from the following types of arrangements, you may purchase the following types of Income Annuities to receive immediate payments:

Financial Freedom Account:          Enhanced Preference Plus Account:

o    TSA                            o   TSA
o    403(a)                         o   403(a)
o    Non-Qualified (for certain     o   PEDC
     deferred arrangements          o   Traditional IRA
     and plans)                     o   Non-Qualified
                                    o   Non-Qualified (for certain deferred
                                        arrangements and plans)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefits plans, and Section 415(m) qualified governmental excess benefit arrangements. The Deferred Annuities for Section 457(e)(11) severance and death benefit plans have special tax risks. We no longer offer the Non-Qualified Deferred Annuities for Section 457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.


                                     FFA-46

If your retirement plan has purchased an Income Annuity, then your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

Income Payment Types

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences.

--------------------------------------------------------------------------------
Many times the Owner and the Annuitant are the same
person.
--------------------------------------------------------------------------------

There are three people who are involved in payments under your Income Annuity:

o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

o Annuitant: the person whose life is the measure for determining the timing and sometimes the dollar amount of payments.

o Beneficiary: the person who may receive continuing payments or a lump sum payment if the owner dies.

--------------------------------------------------------------------------------
 When deciding how to receive income, consider:

     o The amount of income you need;

     o The amount you expect to receive from other sources;

     o The growth potential of other investments; and

     o How long you would like your income to last.
--------------------------------------------------------------------------------


Your income payment amount will depend in large part on the type of income payment type you choose. For example, if you select an "Income for Two Lives Annuity," your payments will typically be lower than if you select a "Your Lifetime Annuity." The following income payment types are available:


Your Lifetime Annuity: A variable income payable during the annuitant's life.

Your Lifetime with a Guaranteed Period Annuity: A variable income payable during the annuitant's life with a guaranteed number of years. If, at the death of the annuitant, payments have been made for less than the guaranteed period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guaranteed period) for the rest of the guaranteed period.

Your Lifetime With a Refund Annuity: A variable income payable during the annuitant's life with a refund provision. If, at the death of the annuitant, the total of all income payments is less than the purchase payment that we received, we will pay to the owner of the annuity (or to the beneficiary if the owner is not alive) an amount equal to the difference.

Income for Two Lives Annuity: A variable income payable while either of two annuitants is alive. After one annuitant dies, payments continue if the other annuitant is alive. Payments stop once both annuitants are no longer alive. Payments after one annuitant dies may be the same as those paid while both were alive or may be a lower percentage that is selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

                                     FFA-47

Income for Two Lives with a Guaranteed Period Annuity: This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guaranteed period even if one or both annuitants die. If, upon the death of both annuitants, payments have been made for less than the guaranteed period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guaranteed period) for the rest of the guaranteed period. Income for Two Lives with a Refund Annuity: This is the same as the Income for Two Lives Annuity described above but if, upon the death of both annuitants, the total of all of income payments is less than the purchase payment that we received, we will pay the owner of the annuity (or to the beneficiary if the owner is not alive) an amount equal to the difference.

Income for a Guaranteed Period Annuity: A variable income payable for a guaranteed period (5-30 years). Payments cease at the end of the guaranteed period (which is often called a "term certain" period) even if the annuitant is still alive. If the annuitant dies before the end of the guaranteed period, payments are made to the owner of the annuity (or to the beneficiary if the owner dies before the end of the guaranteed period) for the rest of the guaranteed period.


Allocation


You decide how your money is allocated among the Fixed Income Option and the investment divisions.

Minimum Size of Your Income Payment


Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.



The Value of Your Income Payments



Annuity units are credited to you when you make a purchase payment or transfer into an investment division. When you transfer money from an investment division, annuity units in that investment division are liquidated. Before we determine the number of annuity units you have, we reduce your purchase payments by any premium taxes and the contract fee, if applicable. We then divide the remainder by the Annuity Unit Value on the date of the transaction.


Your payment is determined by using the Assumed Investment Return ("AIR") to benchmark the investment experience of the investment divisions you select. The higher your AIR, the higher your first income payment will

________________________________________________________________________________

The AIR is stated in your contract and may range from 3% to 6%.
________________________________________________________________________________


                                    FFA-48
be. Your next payments will only increase in proportion to the amount the investment experience of your chosen investment divisions exceeds the AIR and Separate Account charges. Likewise, your payments will decrease to the extent the investment experience of your chosen investment divisions is less than the AIR and Separate Account charges. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the investment divisions.


Your income payments are determined on the later of either ten days prior to your income payment date or your contract's issue date, if later.


This is how we calculate the Annuity Unit Value for each investment division:

o First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

o Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated;

o    Then, we divide by the daily equivalent of your AIR; and

o    Finally, we multiply the previous Annuity Unit Value by this result.

Transfers


You can make an unlimited number of transfers among investment divisions or from the investment divisions to the Fixed Income Option. There is no charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).


For us to process a transfer, you must tell us:

o    The percentage or dollar amount of the transfer;

o The investment division (or Fixed Income Option) to which you want to transfer; and

o    The investment division from which you want to transfer.

We may require that you use our forms to make transfers.

Contract Fee


There is no contract fee under the Income Annuities.


Charges

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:


________________________________________________________________________________

Once you transfer money into the Fixed Income Option you may not later transfer it into an investment division.
________________________________________________________________________________




                                     FFA-49

o    Insurance-related charge; and

o    Investment-related charge.


Insurance-Related Charge


You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

Investment-Related Charge

This charge pays the investment managers of the Metropolitan Fund, Calvert Fund and Fidelity VIP and VIPII Funds for managing money in the Portfolios and investment operating expenses. We are the managers for the Metropolitan Fund. The percentage you pay depends on the investment divisions you select. Amounts for each investment division are listed in the Table of Expenses.


Premium Taxes



Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.



Premium taxes, if applicable, range from .5% to 5.0% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart that shows the states where premium taxes are charged and the amount of these taxes is in the Appendix.


Free Look

You may cancel your Income Annuity within a certain time period. This is known as a "free look." We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Again, depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office.


________________________________________________________________________________

The charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.
________________________________________________________________________________

________________________________________________________________________________

You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.
________________________________________________________________________________

                                     FFA-50

General Information

Administration

All transactions will be processed in the manner described below.

Purchase Payments

Send your purchase payments by check or money order made payable to "MetLife" to your MetLife Designated Office. We will provide you with all necessary forms. We must have all completed documents to credit your purchase payments.

Usually, your initial purchase payment is credited to you within two days of receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of 4:00 p.m. Eastern time, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

o On a day when the Accumulation Unit/Annuity Unit Value is not calculated, or

o    After 4:00 p.m. Eastern time.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

Confirming Transactions

You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities and the Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly.

________________________________________________________________________________

Generally, your requests including subsequent purchase payments are effective the day we receive them at your MetLife Designated Office.
________________________________________________________________________________

                                     FFA-51

Transactions by Telephone

You may conduct a variety of transactions by telephone, unless prohibited by state law.

Your telephone transaction must be completed by 4:00 p.m. Eastern time if you want the transaction to take place on that day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personalized data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those telephone instructions. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.
______________________________________________________________________________
You may authorize your sales representative to make telephone transactions on your behalf. You must complete the form and we must agree.
_______________________________________________________________________________

Processing of Certain Transactions

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity transfers, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions we may continue making payments to a joint annuitant or pay your beneficiary a refund.

Valuation

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the New York Stock Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals under a Deferred Annuity and transfers under a Deferred Annuity or Income Annuity at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.


                                     FFA-52

Advertising Performance

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative. the internet, annual reports and semi-annual reports. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

Yield is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.
_______________________________________________________________________________
All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
_______________________________________________________________________________

Change in Accumulation/Annuity Unit Value is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

Average annual total return calculations reflect all Separate Account charges and applicable early withdrawal charges. These figures also assume a steady annual rate of return.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges. For purposes of presentation, we may assume that certain Deferred Annuities and Income Annuities were in existence prior to their inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund and Fidelity VIP and VIP II Funds Portfolios. We use the actual accumulation unit or annuity unit data after the inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

                                     FFA-53

Changes to Your Deferred Annuity or
Income Annuity

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

o    To operate the Separate Account in any form permitted by law.

o To take any action necessary to comply with or obtain and continue any exemptions under the law.

o To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

o To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

Voting Rights

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund and Fidelity VIP and VIP II Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

                                    FFA-54

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements,
Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide you with the number of copies of voting instructions soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

o    The shares for which voting instructions are received, and

o    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

Who Sells the Deferred Annuities and Income Annuities

All Deferred Annuities and Income Annuities, are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail.

                                     FFA-55

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. The commissions we pay range from 0% to 6%.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .12% of the total Account Balances of the Deferred Annuities, other registered variable annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into other such arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLIfe variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

Financial Statements


The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.


Your Spouse's Rights

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

                                    FFA-56

When We Can Cancel Your Deferred Annuity or Income Annuity

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. If we do so for a Deferred Annuity delivered in New York we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

We may cancel your Non-Qualified Deferred Annuity for *457(f) deferred compensation plans, *451 deferred fee arrangements, *451 deferred compensation plans and *457(e)(11) severance and death benefit plans if we do not receive any purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

Special Charges That Apply If Your Retirement Plan Terminates Its Deferred Annuity or Takes Other Action

Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contractholder. Therefore, under the contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:

                                     FFA-57

                              During Contract Year



                                                                        8 &
   Year        1       2      3        4        5        6        7    Beyond
               -       -      -        -        -        -        -    ------
Percentage   5.6%    5.0%   4.5%     4.0%     3.0%     2.0%     1.0%     0%


The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.

Income Taxes

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (Code) is complex and subject to change on a regular basis. You should consult your own tax advisor about your own circumstances. You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.

Deferred Annuities in General

This section applies to TSA, 403(a), Non-Qualified, Traditional IRA and PEDC. It does not apply to Non-Qualified Deferred Annuities for Section 451, Section 457(f) or Section 457(e)(11) plans.

_______________________________________________________________________________
Simply stated, earnings on Deferred Annuities are generally not subject to income tax until they are withdrawn. This is known as tax deferral.
_______________________________________________________________________________

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Internal Revenue Code (Code).


Contributions to TSA, 403(a), and PEDC are generally on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Under some circumstances "after-tax" contributions can be made to certain of these annuities contributions do not reduce your taxable income or give you a tax deduction. There are different annual contribution limits for the annuities offered in this prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.


Contributions to a Non-Qualified annuity are on an after-tax basis. After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction. Generally, Traditional IRAs can accept deductible (or pre-tax) and non-deductible (after-tax) contributions. Whether you can make deductible contributions to your Traditional IRA depends on your personal situation.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

                                     FFA-58

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When you withdraw money from your Deferred Annuity, the amount reported as income differs depending on:

o the type of annuity you purchase, (e.g., Non-Qualified or IRA) and

o the type of pay-out option you elect.

For your Traditional IRA, Non-Qualified and PEDC annuities we will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. For withdrawals from a TSA or 403(a) annuity, please see the 20% mandatory withholding discussion.

Withdrawals Before Age 59 1/2 (except PEDC)

If you receive a taxable distribution from your Deferred Annuity before you reach age 59 1/2 this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                    Type of Contract
                                         ------------------------------------
                                            Non      Trad.
                                         Qualified    IRA      TSA    403(a)
                                         ---------    ---      ---      ---


   In a series of substantially equal
   payments made annually (or more frequently)
   for life or life expectancy (SEPP)         x        x       x1       x1

   After you die                              x        x        x        x

   After you become totally disabled
   (as defined in the Code)                   x        x        x        x

   After separation from service if
   you are over age 55.                                         x        x

   To pay deductible medical expenses                  x        x        x

   To pay medical insurance premiums if
   you are unemployed                                  x

   After December 31, 1997 to pay for
   qualified higher education expenses, or             x

   After December 31, 1997 for qualified
   first time home purchases up to $10,000             x

  (1) You must also be separated from
      service.


                                     FFA-59

Mandatory 20% Withholding [For TSA and 403(a)]


For TSA and 403(a) Deferred Annuities, we are required to withhold 20% of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA, or another eligible retirement plan.



An "eligible rollover distribution" is any taxable amount you receive from your TSA Deferred Annuity. It does not include taxable distributions that are:


o A series of substantially equal payments made at least annually for:

     o   Your life or life expectancy

     o   Both you and your beneficiary's lives or life expectancies

     o   A specified period of 10 years or more

o Withdrawals to satisfy minimum distribution requirements

Other exceptions to the definition of eligible rollover distribution exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different witholding rules. The witholding amount is determined at the time of payment. You may elect out of these withholding requirements.

Systematic Withdrawal Program for Substantially Equal Periodic Payments (SEPP)

If you are considering using the Systemic Withdrawal Program for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% penalty tax.

TSA

General

TSAs fall under Section 403(b) of the Code which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

Your employer buys the Annuity for you although you then own it.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it. However, you may transfer

                                     FFA-60
withdrawals to another Section 403(b) funding vehicle or (for eligible rollover distributions) to an IRA without Federal tax consequences if Code requirements are met.

Contributions

There are annual contribution limits to your Deferred Annuity. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions.

Withdrawals

Withdrawals and income payments are included in income, except for the portion that represents a return of non-deductible purchase payments.

________________________________________________________________________________
You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.
________________________________________________________________________________

If you are under age 59 1/2 you cannot withdraw money from your Deferred Annuity unless the withdrawal:

o Relates to contributions prior to 1989 and earnings on those contributions.

o Is directly transferred to other 403(b) arrangements;

o Relates to amounts that are not salary reduction elective deferrals;

o Is after you leave your job, after you die, or become disabled
(as defined by Code.); or

o Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

If certain requirements are met, you may be able to transfer amounts in your Deferred Annuity to another TSA or IRA.

Minimum Distribution Requirements

Generally, you must begin receiving withdrawals from your Deferred Annuity by April 1 of the calendar year following the later of:

o The year you turn age 70 1/2  or;

o Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Deferred Annuity, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

After Death

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Deferred Annuity within five years after the year of your death or begin payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

                                     FFA-61

If your spouse is your beneficiary and if your Deferred Annuity permits, your spouse may delay the start of income payments until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

403(a)

General

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

Contributions

There are annual contribution limits to your Deferred Annuity. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions.

Withdrawals

Because your contributions are generally on a before tax basis, you pay income taxes on the full amount of money you withdraw as well as income earned under the Deferred Annuity. If you made any after tax contributions they would not be subject to income tax when withdrawn.

If certain requirements are met, you may be able to transfer amounts in your Deferred Annuity to another eligible retirement plan or IRA.

Minimum Distribution Requirements

Generally, you must begin receiving withdrawals from your Deferred Annuity by April 1 of the calendar year following the later of:

o The year you turn age 70 1/2  or;

o Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Deferred Annuity, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.

After Death

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Deferred Annuity within five years after the year of your death or begin payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

                                     FFA-62

If your spouse is your beneficiary and if your contract permits, your spouse may delay the start of income payments until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

Traditional IRA Annuities

Generally, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) contributions. Deductible or pre-tax purchase payments will be taxable when distributed from the Deferred Annuity.

o Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer it to someone else.

o You can transfer your IRA proceeds to a similar IRA, without incurring Federal income taxes if certain conditions are satisfied.

Contributions

Generally:

________________________________________________________________________________
In some cases, your purchase payments may be tax deductible.
________________________________________________________________________________


o Contributions to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or $2,000 per year. A $2,000 contribution can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions.



o Contributions in excess of this amount may be subject to a penalty tax.


________________________________________________________________________________
Annual contributions to all your Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your compensation.
________________________________________________________________________________


o Contributions are generally permitted up to age 70 1/2.

o These age and dollar limits do not apply to tax-free rollovers or transfers.

o If certain conditions are met, you can change your Traditional IRA contribution to a Roth IRA before you file your income tax return (including filing extensions).

Withdrawals

Withdrawals are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is determined based on a ratio of all non-deductible contributions to the total value of all your IRAs.

Generally you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

________________________________________________________________________________
You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.
________________________________________________________________________________

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.

                                     FFA-63

After Death

Generally, if you die before required minimum distribution withdrawals have begun we must make payment of your entire interest within five years after the year of your death or begin income payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your Deferred Annuity permits, your spouse may delay the start of income payments until December 31 of the year in which you would have reached age 70 1/2.

________________________________________________________________________________
If your spouse is your beneficiary and if your Deferred Annuity permits, he or she may elect to continue as "owner" of the Deferred Annuity.
________________________________________________________________________________

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

Non-Qualified Annuities

________________________________________________________________________________
After-tax means that your purchase payments to your annuity do not reduce your taxable income or give you a tax deduction.
________________________________________________________________________________


General

o Contributions to Non-Qualified annuities are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when you receive them from the Deferred Annuity.

o Your Non-Qualified annuity may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

o When a non-natural person owns a Non-Qualified annuity, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

o Annuities issued after October 21, 1988 by the same insurance company in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.


o In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest or, in the case of an insurance company, to deduct insurance reserves or incurred losses.


Contributions

Although the Code does not limit the amount of your purchase payments, your contract may limit them.

                                     FFA-64

Withdrawals


Generally, when you make a withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

o First coming from earnings (and thus subject to income tax); and

o Then from your purchase payments (which are not subject to income tax).

Different tax rules apply to payments made pursuant to an Income Annuity or pay-out option under your Deferred Annuity. They are subject to an "exclusion ratio" which determines how much of each payment is treated as:

o A non-taxable return of your contributions; and

o A taxable payment of earnings.

If you choose a payout option under your Deferred Annuity we generally will tell you how much of each income payment is a non-taxable return of contributions. Generally, once the total amount treated as a non-taxable return of your purchase payments equals your purchase payments, then all remaining income payments are fully taxable.

Under the Code, withdrawals from Non-Qualified annuities need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

Systematic Withdrawal Program for Substantially Equal Periodic Payments (SEPP)

If you are considering using the Systemic Withdrawal Program for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications to your payment before age 59 1/2 or within five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% penalty tax.

After Death

If you die before payments under a pay-out option under a Deferred Annuity begins, we must make payment of your entire interest within five years of your death or begin payments under an Income Annuity allowed by the Code to your beneficiary within one year of your death.

________________________________________________________________________________
If you die during the pay-in phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner, he or she may elect to continue as "owner" of the contract.
________________________________________________________________________________

If you die after income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.


                                     FFA-65

Non-Qualified Annuity for Section 457(f) Deferred Compensation Plans.

These are deferred compensation arrangements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by state or local governments or non-church tax-exempt entity (e.g., a hospital) contributes your deferred compensation amounts and earnings credited to these amounts into a trust, which at all times is subject to the claims of the employer's bankruptcy and insolvency creditors. The trust owns a Non-Qualified annuity which may be subject to the rules described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the annuity. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.

When deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Certain distributions made before you are age 59 1/2 may be subject to a 10% tax penalty. It is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the Internal Revenue Service and the courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own tax advisor to clarify this issue. Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a Section 457(f) deferred compensation plan should consult with their own tax advisors regarding the major Federal tax issues under Section 457. In connection with the sale of the Non-Qualified annuity for Section 457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 457. This advice from such counsel has not been updated to reflect changes, if any, in the law. Such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the annuity.

Non-Qualified Annuity for Section 451 Deferred Fee Arrangements.

Under Section 451 deferred fee arrangements, a third party which is a tax-exempt entity (e.g., a hospital) enters into an arrangement with a taxable entity, the employer, that provides services to the third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contractors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and when paid or made available to the taxable entity, are subject to the claims of the taxable

                                     FFA-66
entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of Section 451, enables the taxable entity to defer compensation until the year in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

A trust established by the tax-exempt entity will own a Non-Qualified annuity which may be subject to taxation rules as described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own tax advisor for information on the tax treatment of these payments made under the plan.

Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a Section 451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified annuity for Section 451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the annuity.

Non-Qualified Annuity for Section 451 Deferred Compensation Plans.

Under a Section 451 deferred compensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in which the amounts are paid or made available to them unless, under the method of accounting used in computing taxable income, such amounts are to be properly accounted for in a different period. Participants should consult their own tax advisors for information on the tax treatment of these payments.

A Section 451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct, as compensation, the amounts included in income by the participant of the deferred compensa-

                                     FFA-67
tion plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, Section 451 rather than Section 457 should apply to their deferred compensation plans. Tax exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.

A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified annuity which may be subject to taxation rules as described under "Non-Qualified Annuities." Since the trust would be a grantor of trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the annuity.

Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this annuity to fund a Section 451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified annuity for Section 451 Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the annuity.

Non-Qualified Annuity for Section 457(e)(11) Severance and Death
Benefit Plans.

These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to the claims of the employer's bankruptcy and insolvency creditors. As the owner of a Non-Qualified annuity, the trust may be subject to the rules described under "Non-Qualified Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the annuity.

The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in Section 457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan,
Section 451 of the Code will apply and you will not be taxed on your


                                     FFA-68
deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income, such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and a "bona-fide death benefit" plan, your deferral amounts are subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service.

Special Tax Considerations for Non-Qualified Annuity for Section 457(e)(11) Severance and Death Benefit Plans.


There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under 457(e)(11), the application section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for the purposes of another Code section, a severance pay plan with features similar to this arrangement, would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. In connection with the sale of the Non-Qualified annuity for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 457. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the annuity. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

Non-Qualified Annuity for Section 415(m) Qualified Governmental Excess Benefit Plans.

Section 415(m) qualified governmental excess benefit plans are available to state and local governments which sponsor plans subject to the Section 415 limits on the amount of annual plan contributions and benefits. If a qualified governmental excess benefit arrangement meets certain requirements, it could provide benefits that cannot be provided under a government plan subject to the
Section 415 limits. For purposes of the qualified governmental excess benefit arrangement, participants are taxed the same way as if the arrangement were a non-qualified deferred compensation plan maintained by an employer not exempt from tax. Since qualified governmental excess benefit arragements were introduced into the tax law in August, 1996, and since many aspects of these arrangements have yet to

                                     FFA-69
be clarified by the IRS, entities considering the purchase of this annuity to fund a qualified governmental excess benefit plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation.

PEDC

General

PEDC plans are available to State or local governments and certain tax-exempt organizations as described in Section 457 of the Code. The plans are not available for churches and qualified church-controlled organizations.

PEDC annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.

PEDC annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

Withdrawals

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.

Generally, monies in your annuity can not be "made available" to you until you:

o Reach age 70 1/2

o Leave your job

o Have an unforeseen emergency (as defined by the Code)

If certain requirements are met, you can transfer amounts in your PEDC annuity to another PEDC plan.

Minimum Distribution


The minimum distribution requirements for PEDC are generally similar to those described in the TSA section, however, there are certain differences.


After Death

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the annuity within five years after the year of your death or begin payments under an income annuity allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary and if your annuity permits, your spouse may delay the start of income payments until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments must continue at least as rapidly as under the distribution method in effect at your death.

                                     FFA-70

Special Rules

Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

See the general heading under Income Taxes for a brief description of the tax rules that apply to PEDC annuities.

                                     FFA-71

Table of Contents for the Statement of Additional Information

                                                                            Page

Cover Page ................................................................    1
Table of Contents .........................................................    1
Independent Auditors ......................................................    2
Services ..................................................................    2
Year 2000 .................................................................    2
Distribution of Certificates and Interests in the
      Deferred Annuities and Income Annuities .............................    2
Early Withdrawal Charge ...................................................    2
Experience Factor .........................................................    2
Variable Income Payments ..................................................    2
Investment Management Fees ................................................    5
Performance Data and Advertisement of
      the Separate Account ................................................    6
Voting Rights .............................................................    7
ERISA .....................................................................    8
Taxes......................................................................    9
Performance Data ..........................................................   22
Financial Statements of the Separate Account ..............................   34
Financial Statements of MetLife ...........................................   61

                                     FFA-72

Appendix


Premium Tax Table



If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to your Deferred Annuity or Income Annuity.



                                     TSA       403(a)     PEDC         Traditional   Non-Qualified
                                     Deferred  Deferred   Deferred     IRA Deferred  Deferred
                                     and       and        and          and           and
                                     Income    Income     Income       Income        Income
                                     Annuities Annuities  Annuities(1) Annuities(2)  Annuities

California ...................       0.5%      0.5%       2.35%        0.5%(3)       2.35%

Kentucky(4) ..................       2.0%      2.0%       2.0%         2.0%          2.0%

Maine ........................        --        --         --           --           2.0%

Nevada .......................        --        --         --           --           3.5%

Puerto Rico ..................       1.0%      1.0%       1.0%         1.0%          1.0%

South Dakota .................        --        --         --           --           1.25%

U.S. Virgin Islands ..........       5.0%      5.0%       5.0%         5.0%          5.0%

West Virginia ................       1.0%      1.0%       1.0%         1.0%          1.0%

Wyoming ......................        --        --         --           --           1.0%


    (1) Premium tax rates applicable to Deferred Annuities and Income Annuities purchased under retirement plans of public employers meeting the requirements of Section 401(a) of the Code are included under the column headed "403(a) Deferred and Income Annuities."



    (2) Premium tax rates applicable to Traditional IRA Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of
        Section 408(a) of the Code are included under the column headed "Traditional IRA Deferred and Income Annuities."


    (3) With respect to Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.


    (4) The premium tax in Kentucky is repealed effective January 1, 2000.


    PEANUTS (C) United Feature Syndicate, Inc.

    (C) 1999 Metropolitan Life Insurance Company

                                     FFA-73

Appendix II

What You Need To Know If You Are A Texas Optional Retirement Program Participant

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.



                                     FFA-74

                                                                   Bulk Rate
                                                               U.S. Postage Paid
                                                                  Rutland, VT
                                                                   Permit 220
[LOGO OF METROPOLITAN LIFE]

Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

Address Service Requested

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

The four prospectuses included in the Form N-4 for Metropolitan Life Separate Account E include illustrations using various characters from the PEANUTS(Registered) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectuses (by prospectus).

CHARACTERS

Snoopy -- A Beagle dog
Charlie Brown -- A little boy with zigzag pattern on shirt
Woodstock -- A small bird
Lucy -- A little brunette girl
Linus -- A younger little boy with stripped shirt (Lucy's brother)
Marcie -- A little brunette girl with glasses
Franklin -- A curly haired little boy
Pigpen -- A little boy with dust cloud and smudged face
Peppermint Patty -- An athletic girl with freckles, page boy haircut and sandals Sally -- A little blond girl with curls on top (Charlie Brown's sister)

A. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA, ROTH IRA, SIMPLE IRA AND SEP IRA               PAGE

 1. Corporate Snoopy on winding country lane which     Prospectus cover
    trails off into hills in distance with large
    Sun above.

1a. Snoopy as MetLife Representative with briefcase    A-PPA first page
    straightening bow tie

 2. Charlie Brown on step ladder looking at fold       A-PPA-3 Table of Contents
    out map

 3. Snoopy in suit with pointer                        A-PPA-4 Important Terms
                                                       You Should Know

 4. Lucy reviewing ticker tape coming from machine     A-PPA-9 Accumulation
                                                       Unit Values Tables

 5. Snoopy as MetLife Representative listening to      A-PPA-13 MetLife
    crowd of Woodstocks

 6. Snoopy and Woodstock balanced on seesaw            A-PPA-14 The Variable
                                                       Annuities in this
                                                       Prospectus

 7. Snoopy reading menu at restaurant table            A-PPA-15 Your Investment
                                                       Choices

 8. Linus building sand castle                         A-PPA-16 Deferred
                                                       Annuities

 9. The Equity Generator(Service Mark) icon--Safe      A-PPA-17 The Equity
    with arrow pointing to three dimensional graph     Generator

A. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA, ROTH IRA, SIMPLE IRA AND SEP IRA (Continued)   PAGE

10. The Equalizer(Service Mark) icon--A balancing      A-PPA-17 The Equalizer
    scale

11. The Rebalancer(Service Mark) icon--A pie chart     A-PPA-17 The Rebalancer
    with arrows around circumference

12. The Index Selector(Service Mark) icon--A world     A-PPA-17 The Index
    globe with arrows around it                        Selector

13. The Allocator(Service Mark)--A hourglass with      A-PPA-18 The Allocator
    safe in top portion with arrow to a three dimensional chart in the bottom portion

14. Snoopy as MetLife Representative typing at         A-PPA-18 Electronic
    computer                                           Applications

15. Woodstock making calculations on paper with        A-PPA-19 The Value of
    pencil                                             Your Investment

16. Marcie at desk with adding machine reviewing       A-PPA-20 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

17. Charlie Brown struggling to reach into jar of      A-PPA-21 Access to Your
    money                                              Money

18. Snoopy as WWI flying ace dispatching Woodstocks    A-PPA-21 Systematic
    with checks                                        Withdrawal Program

19. Woodstock with accountant's visor and adding       A-PPA-23 Charges
    machine

20. Franklin with magnifying glass                     A-PPA-25 When No Early
                                                       Withdrawal Charge Applies

21. Woodstock moving money bag from one pile of        A-PPA-26 When Another
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

22. Death certificate scroll                           A-PPA-27 Death Benefit

23. Snoopy floating in innertube with glasses and      A-PPA-28 Income Annuities
    drink

24. Snoopy lounging on beach chair with sunglasses     A-PPA-29 Income Payment
    and drink                                          Types

25. Woodstock writing out a check                      A-PPA-30 Purchasing an
                                                       Income Annuity

26. Woodstock moving money bag from one pile of        A-PPA-31 Transfers
    money bags to another

27. Lucy with magnifying glass studying a piece of     A-PPA-32 Free Look
    paper

A. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA, ROTH IRA, SIMPLE IRA AND SEP IRA (Continued)   PAGE

28. Charlie Brown receiving letter at mail box         A-PPA-33 Confirming
                                                       Transactions

29. Charlie Brown listening on telephone               A-PPA-34 Transactions by
                                                       Telephone

30. "Colonial" Snoopy as town cryer                    A-PPA-35 Advertising
                                                       Performance

31. Snoopy as MetLife Representative shaking paw/      A-PPA-37 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

32. Piggybank with "Do not open until age 59 1/2"      A-PPA-38 Income Taxes--
    printed on side                                    General

33. Snoopy as "Uncle Sam" presenting a tax bill        A-PPA-39 Income Taxes--
                                                       Withdrawals

34. Snoopy as "Uncle Sam" collecting taxes from        A-PPA-40 Income Taxes--
    Charlie Brown who is digging in his pockets        Non-Qualified Annuities
    for money

35. Linus "walking" the hoop with "IRAs" on side       A-PPA-42 Income Taxes--
                                                       IRAs

36. Woodstock flying with check                        A-PPA-43 Roth IRA
                                                       Annuities--Withdrawals

37. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     A-PPA-46 Table of
    Linus and Peppermint Patty                         Contents for the SAI

38. Lucy in her advice box with "TAXES--The Expert     A-PPA-47 Annuity Tax
    is in" printed on it advising Peppermint Patty     Table
    and Sally

B. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR TSA, PEDC, KEOGH AND 403(a)   PAGE

 1. Corporate Snoopy on winding country lane which     Prospectus cover
    trails off into hills in distance with large
    Sun above.

1a. Snoopy as MetLife Representative with briefcase    B-PPA first page
    straightening bow tie

 2. Charlie Brown on step ladder looking at fold       B-PPA-3 Table of Contents
    out map

 3. Snoopy in suit with pointer                        B-PPA-4 Important Terms
                                                       You Should Know

 4. Lucy reviewing ticker tape coming from machine     B-PPA-9 Accumulation
                                                       Unit Values Tables

 5. Snoopy as MetLife Representative listening to      B-PPA-13 MetLife
    crowd of Woodstocks

 6. Snoopy and Woodstock balanced on seesaw            B-PPA-14 The Variable
                                                       Annuities in this
                                                       Prospectus

 7. Snoopy reading menu at restaurant table            B-PPA-15 Your Investment
                                                       Choices

 8. Linus building sand castle                         B-PPA-16 Deferred
                                                       Annuities

 9. The Equity Generator(Service Mark) icon--Safe      B-PPA-17 The Equity
    with arrow pointing to three dimensional graph     Generator

10. The Equalizer(Service Mark) icon--A balancing      B-PPA-17 The Equalizer
    scale

11. The Rebalancer(Service Mark) icon--A pie chart     B-PPA-18 The Rebalancer
    with arrows around circumference

12. The Index Selector(Service Mark) icon--A world     B-PPA-18 The Index
    globe with arrows around it                        Selector

13. The Allocator(Service Mark)--A hourglass with      B-PPA-18 The Allocator
    safe in top portion with arrow to a three dimensional chart in the bottom portion

14. Woodstock making calculations on paper with        B-PPA-19 The Value of
    pencil                                             Your Investment

15. Marcie at desk with adding machine reviewing       B-PPA-20 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

16. Charlie Brown struggling to reach into jar of      B-PPA-21 Access to Your
    money                                              Money

17. Snoopy as WWI flying ace dispatching Woodstocks    B-PPA-22 Systematic
    with checks                                        Withdrawal Program

18. Woodstock with accountant's visor and adding       B-PPA-24 Early Withdrawal
    machine                                            Charges

B. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITY CONTRACTS FOR TSA, PEDC, KEOGH AND 403(a)
   (continued)                                         PAGE

19. Franklin with magnifying glass                     B-PPA-25 When No Early
                                                       Withdrawal Charge Applies

20. Woodstock moving money bag from one pile of        B-PPA-27 When Another
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

21. Death certificate scroll                           B-PPA-29 Death Benefit

22. Snoopy floating in innertube with glasses and      B-PPA-30 Income Annuities
    drink

23. Snoopy lounging on beach chair with sunglasses     B-PPA-31 Income Payment
    and drink                                          Types

24. Snoopy with accountant's visor and adding          B-PPA-32 The Value of
    machine                                            Your Income Payments

25. Woodstock moving money bag from one pile of        B-PPA-33 Transfers
    money bags to another

26. Lucy with magnifying glass studying a piece of     B-PPA-34 Free Look
    paper

27. Charlie Brown receiving letter at mail box         B-PPA-35 Confirming
                                                       Transactions

28. Charlie Brown listening on telephone               B-PPA-36 Transactions by
                                                       Telephone

29. "Colonial" Snoopy as town cryer                    B-PPA-37 Advertising
                                                       Performance

30. Snoopy as MetLife Representative shaking paw/      B-PPA-39 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

33. Piggybank with "Do not open until age 59 1/2"      B-PPA-41 Income Taxes--
    printed on side                                    General

34. Snoopy as "Uncle Sam" presenting a tax bill        B-PPA-42 Income Taxes--
                                                       Withdrawals Before Age
                                                       59 1/2

35. Snoopy as "Uncle Sam" collecting taxes from        B-PPA-43 Income Taxes--
    Charlie Brown who is digging in his pockets        Mandatory 20% Withholding
    for money

36. Woodstock flying with check                        B-PPA-44 TSA Annuities--
                                                       Withdrawals

37. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     B-PPA-46 Table of
    Linus and Peppermint Patty                         Contents for the SAI

38. Lucy in her advice box with "TAXES--The Expert     B-PPA-47 Annuity Tax
    is in" printed on it advising Peppermint Patty     Table
    and Sally

C. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT ENHANCED
   VARIABLE CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA AND UNALLOCATED                                 PAGE

 1. Corporate Snoopy on winding country lane which     Prospectus cover
    trails off into hills in distance with large
    Sun above.

1a. Snoopy as MetLife Representative with briefcase    C-PPA first page
    straightening bow tie

 2. Charlie Brown on step ladder looking at fold       C-PPA-3 Table of Contents
    out map

 3. Snoopy in suit with pointer                        C-PPA-4 Important Terms
                                                       You Should Know

 4. Lucy reviewing ticker tape coming from machine     C-PPA-9 Accumulation
                                                       Unit Values Tables

 5. Snoopy as MetLife Representative listening to      C-PPA-13 MetLife
    crowd of Woodstocks

 6. Snoopy and Woodstock balanced on seesaw            C-PPA-14 The Enhanced
                                                       Variable Annuities in
                                                       this Prospectus

 7. Snoopy reading menu at restaurant table            C-PPA-15 Your Investment
                                                       Choices

 8. Linus building sand castle                         C-PPA-16 Enhanced
                                                       Deferred Annuities

 9. The Equity Generator(Service Mark) icon--Safe      C-PPA-17 The Equity
    with arrow pointing to three dimensional graph     Generator

10. The Equalizer(Service Mark) icon--A balancing      C-PPA-17 The Equalizer
    scale

11. The Rebalancer(Service Mark) icon--A pie chart     C-PPA-17 The Rebalancer
    with arrows around circumference

12. The Index Selector(Service Mark) icon--A world     C-PPA-18 The Index
    globe with arrows around it                        Selector

13. The Allocator(Service Mark)--A hourglass with      C-PPA-18 The Allocator
    safe in top portion with arrow to a three dimensional chart in the bottom portion

14. Woodstock making calculations on paper with        C-PPA-19 The Value of
    pencil                                             Your Investment

15. Marcie at desk with adding machine reviewing       C-PPA-20 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

16. Charlie Brown struggling to reach into jar of      C-PPA-21 Access to Your
    money                                              Money

17. Snoopy as WWI flying ace dispatching Woodstocks    C-PPA-22 Systematic
    with checks                                        Withdrawal Program

18. Woodstock with accountant's visor and adding       C-PPA-23 Charges
    machine

C. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT ENHANCED
   VARIABLE CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA AND UNALLOCATED (continued)                     PAGE

19. Franklin with magnifying glass                     C-PPA-25 When No Early
                                                       Withdrawal Charge Applies

20. Woodstock moving money bag from one pile of        C-PPA-27 When Another
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

21. Death certificate scroll                           C-PPA-28 Death Benefit

22. Snoopy floating in innertube with glasses and      C-PPA-30 Enhanced Income
    drink                                              Annuities

23. Snoopy lounging on beach chair with sunglasses     C-PPA-31 Income Payment
    and drink                                          Types

24. Woodstock writing out a check                      C-PPA-32 Purchasing an
                                                       Income Annuity

25. Woodstock moving money bag from one pile of        C-PPA-33 Transfers
    money bags to another

26. Lucy with magnifying glass studying a piece of     C-PPA-34 Free Look
    paper

27. Charlie Brown listening on telephone               C-PPA-35 Transactions by
                                                       Telephone

28. "Colonial" Snoopy as town cryer                    C-PPA-36 Advertising
                                                       Performance

29. Snoopy as MetLife Representative shaking paw/      C-PPA-39 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

30. Piggybank with "Do not open until age 59 1/2"      C-PPA-40 Income Taxes--
    printed on side                                    General

31. Snoopy as "Uncle Sam" presenting a tax bill        C-PPA-41 Income Taxes--
                                                       Withdrawals Before Age
                                                       59 1/2

32. Woodstock flying with check                        C-PPA-42 Non-Qualified
                                                       Annuities--Withdrawals

33. Snoopy as "Uncle Sam" collecting taxes from        C-PPA-43 Income Taxes--
    Charlie Brown who is digging in his pockets        Non-Qualified Annuities
    for money

34. Linus "walking" the hoop with "IRAs" on side       C-PPA-44 Traditional
                                                       IRA Annuities

35. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     C-PPA-49 Table of
    Linus and Peppermint Patty                         Contents for the SAI

36. Lucy in her advice box with "TAXES--The Expert     C-PPA-50 Annuity Tax
    is in" printed on it advising Peppermint Patty     Table
    and Sally

D. ILLUSTRATIONS FOR FINANCIAL FREEDOM ACCOUNT AND
   ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITIES FOR TSA, 403(a), NON-QUALIFIED AND
   TRADITIONAL IRA                                     PAGE

 1. Corporate Snoopy on winding country lane which     FFA Cover
    trails off into hills in distance with large
    Sun above.

1a. Snoopy as MetLife Representative with briefcase    FFA first page
    straightening bow tie

 2. Corporate Snoopy on winding country lane which     EPPA Cover
    trails off into hills in distance with large
    Sun above.

2a. Snoopy as MetLife Representative with briefcase    EPPA first page
    straightening bow tie

2a.                                                    Cover (FFA)

 3. Charlie Brown on step ladder looking at fold       FFA-3 Table of Contents
    out map

 4. Snoopy in suit with pointer                        FFA-4 Important Terms You
                                                       Should Know

 5. Lucy reviewing ticker tape coming from machine     FFA-15 Accumulation Unit
                                                       Values Tables For
                                                       Enhanced Preference Plus

 6. Lucy reviewing ticker tape coming from machine     FFA-22 Accumulation Unit
                                                       Values Tables For
                                                       Financial Freedom

 7. Snoopy as MetLife Representative listening to      FFA-28 MetLife
    crowd of Woodstocks

 8. Snoopy and Woodstock balanced on seesaw            FFA-29 The Variable
                                                       Annuities in this
                                                       Prospectus

 9. Snoopy reading menu at restaurant table            FFA-30 Your Investment
                                                       Choices

10. Linus building sand castle                         FFA-32 Deferred Annuities

11. The Equity Generator(Service Mark) icon--Safe      FFA-33 The Equity
    with arrow pointing to three dimensional graph     Generator

12. The Equalizer(Service Mark) icon--A balancing      FFA-33 The Equalizer
    scale

13. The Rebalancer(Service Mark) icon--A pie chart     FFA-34 The Rebalancer
    with arrows around circumference

14. The Index Selector(Service Mark) icon--A world     FFA-34 The Index Selector
    globe with arrows around it

15. The Allocator(Service Mark) icon--An hourglass     FFA-34 The Allocator
    with safe in top portion with arrow to a three dimensional chart in the bottom portion

16. Woodstock making calculations on paper with        FFA-35 The Value of Your
    pencil                                             Investment

17. Marcie at desk with adding machine reviewing       FFA-36 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

D. ILLUSTRATIONS FOR FINANCIAL FREEDOM ACCOUNT AND
   ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITIES FOR TSA, 403(a), NON-QUALIFIED AND
   TRADITIONAL IRA (continued)                         PAGE

18. Snoopy as WWI flying ace dispatching Woodstocks    FFA-37 Systematic
    with checks                                        Withdrawal Program

19. Charlie Brown struggling to reach into jar of      FFA-38 Systematic
    money                                              Withdrawal Program

20. Woodstock with accountant's visor and adding       FFA-39 Charges/Annuity
    machine                                            Taxes

21. Franklin with magnifying glass                     FFA-41 When No Early
                                                       Withdrawal Charge Applies
                                                       for TSA, 403(a), Non-
                                                       Qualified, PEDC and IRA
                                                       Enhanced Deferred
                                                       Annuities

22. Woodstock moving money bag from one pile of        FFA-43 When Another Early
    money bags to another                              Withdrawal Charge May
                                                       Apply

23. Death certificate scroll                           FFA-44 Death Benefit

24. Snoopy floating in innertube with glasses and      FFA-46 Income Annuities
    drink

25. Snoopy lounging on beach chair with sunglasses     FFA-47 Income Payment
    and drink                                          Types

26. Woodstock writing out a check                      FFA-48 Purchasing an
                                                       Income Annuity

27. Woodstock moving money bag from one pile of        FFA-49 Transfers
    money bags to another

28. Lucy with magnifying glass studying a piece of     FFA-50 Free Look
    paper

29. Charlie Brown receiving letter at mail box         FFA-51 Confirming
                                                       Transactions

30. Charlie Brown listening on telephone               FFA-52 Transactions by
                                                       Telephone

31. "Colonial" Snoopy as town cryer                    FFA-53 Advertising
                                                       Performance

32. Snoopy as MetLife Representative shaking paw/      FFA-55 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

33. Snoopy as MetLife Representative at booth with     FFA-56 Who Sells the
    "Your MetLife Rep is IN" printed on it holding     Deferred Annuities and
    brochures                                          Income Annuities

D. ILLUSTRATIONS FOR FINANCIAL FREEDOM ACCOUNT AND
   ENHANCED PREFERENCE PLUS ACCOUNT VARIABLE
   ANNUITIES FOR TSA, 403(a), NON-QUALIFIED AND
   TRADITIONAL IRA (continued)                         PAGE

34. Piggybank with "Do not open until age 59 1/2"      FFA-58 Income Taxes--
    printed on side                                    General

35. Snoopy as "Uncle Sam" presenting a tax bill        FFA-59 Income Taxes--
                                                       Withdrawals Before Age
                                                       59 1/2 (except PEDC)

36. Snoopy as "Uncle Sam" collecting taxes from        FFA-61 Income Taxes--TSA
    Charlie Brown who is digging in his pockets        Annuities--Withdrawals
    for money

37. "Corporate" Snoopy making presentation to          FFA-62 Income Taxes--
    boardroom with Franklin, Charlie Brown, Sally,     403(a)
    Lucy, Linus and Peppermint Patty

38. Woodstock flying with check                        FFA-65 Non-Qualified
                                                       Annuities--Withdrawals

39. "Corporate" Snoopy with glasses and suspenders     FFA-66 Income Taxes--
                                                       non-qualified


40. Snoopy with accountant's visor and adding          FFA-68 Income Taxes
    machine

41. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     FFA-71 Table of Contents
    Linus and Peppermint Patty                         for the SAI

42. Lucy in her advice box with "TAXES--The Expert     FFA-73 Premium Tax Table
    is in" printed on it advising Peppermint Patty and Sally

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                PREFERENCE PLUS
                                      AND
                           FINANCIAL FREEDOM ACCOUNT
                     GROUP AND INDIVIDUAL DEFERRED ANNUITY
                          AND INCOME ANNUITY CONTRACTS


                      STATEMENT OF ADDITIONAL INFORMATION
                             FORM N-4        PART B
                                 April 30, 1999

     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for Preference Plus and Financial Freedom Account Deferred Annuities and Income Annuities dated April 30, 1999 and should be read in conjunction with the Prospectuses. Copies of the Prospectuses may be obtained from Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010.

     A Statement of Additional Information for the Metropolitan Series Fund, Inc. is attached at the end of this Statement of Additional Information. The Statements of Additional Information for Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and Fidelity Variable Insurance Products Funds are distributed separately.


     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectuses for Preference Plus Account and Financial Freedom Account Variable Annuity Contracts dated April 30, 1999.


                            ------------------------

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----
          Independent Auditors.................................     2
          Services.............................................     2
          Year 2000............................................     2
          Distribution of Certificates and Interests in the
            Deferred Annuities and Income Annuities............     2
          Early Withdrawal Charge..............................     2
          Experience Factor....................................     2
          Variable Income Payments.............................     2
          Investment Management Fees...........................     5
          Performance Data and Advertisement of the Separate
            Account............................................     7
          Voting Rights........................................     8
          ERISA................................................     9
          Taxes................................................    10
          Performance Data.....................................    23
          Financial Statements of the Separate Account.........    34
          Financial Statements of MetLife......................    61

                            ------------------------

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 555 Seventeenth Street, Denver, Colorado, independent auditors, will annually audit the Separate Account's financial statements. The financial statements for the period ended December 31, 1998 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting.

SERVICES

     MetLife has retained FASCorp. to administer some of its group contracts in the capacity of a third party administrator. When MetLife provides administrative services to groups, such services may be provided to a group on a basis more favorable than that otherwise made available to other groups.

YEAR 2000

     MetLife depends on the smooth functioning of its computer systems to administer its annuity contracts. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could negatively impact and disrupt the administration of the annuity contracts. MetLife is actively working on the necessary changes to its computer systems to deal with this issue and expects that its systems will be adapted in time for that event, although there cannot be assurances of success.

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES AND INCOME ANNUITIES


     MetLife is both the depositor and the underwriter (issuer) of the annuities.


     The certificates and interests in the Deferred Annuities and Income Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail and in the case of certain Enhanced Preference Plus and VestMet Deferred Annuities and Income Annuities and Financial Freedom Account Deferred Annuities and Income Annuities by certain qualified employees of MetLife.


     From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into such other arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.



     The offering of all Deferred Annuities and Income Annuities is continuous. Owners and participants under Deferred Annuities and Income Annuities may not be offered all investment choices. Each contract will indicate those investment choices available under the Deferred Annuity or Income Annuity.


EARLY WITHDRAWAL CHARGE


     The total amount of early withdrawal charges paid to and retained by MetLife for the years ended December 31, 1996, 1997 and 1998 were $6,200,708, $7,593,681 and $9,151,073, respectively.


EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for certain Deferred Annuities and for certain other Deferred Annuities .000025905 (the daily equivalent of an effective annual rate of .95%).

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RATE (AIR)


     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Rate of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The cash you received periodically from the investment division will depend upon the payment or Account Balance applied as of the annuity date, the Annuity Unit Value as of the annuity date, the amount of any premium tax owed, any contract charges, the annuity type selected, and the age(s) and sex of the annuitant(s) (except where unisex values rates are required by law).


     The first payment is equal to the number of annuity units determined, as explained above, multiplied by the Annuity Unit Value as of the issue date or as of the date 10 days prior to payment if later. Subsequent payments are equal to the number of annuity units multiplied by the Annuity Unit Value 10 days prior to payment.


     Income Annuities contain tables indicating the dollar amount of the first income payment (if the payment is made as of the issue date of the contract) under each variable income type for each $1,000 of payment or Account Balance (after deduction for any premium tax) at various ages. These tables are based upon 1983 MetLife adjusted group and individual mortality tables and the AIR.



     The first variable income payment consists of a portion from each of the Separate Account investment divisions chosen. Each portion of the first payment is divided by the Annuity Unit Value (described later) for that investment division to determine the number of annuity units in each investment division represented by the payment. The number of such annuity units will remain fixed during the annuity period, assuming the annuitant makes no transfers of annuity units to provide annuity units under another investment division or to provide a Fixed Income Option.


     Subsequently, the variable income payment amount will be determined as of the 10th day prior to a payment due date. Each payment may vary from the prior one.

     Therefore, the dollar amount of variable income payments after the first will vary with the amount by which the investment performance is greater or less than 4% per annum and separate account expenses. For example, on an annual basis, if an investment division has a cumulative investment performance of 6% over a one year period, the first variable income plan payment in the next year will be approximately 0.75% greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the division. If such investment performance return is -1% over a one year period, the first variable income payment in the next year will be approximately 6.25% less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment performance of the applicable division.


     Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new single payment immediate contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity, the annuitant will be given the benefit of the new rates.


ANNUITY UNIT VALUE


     The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" on page A-PPA-30, B-PPA-32, C-PPA-32 and FFA-48 in the Prospectus.)




CALCULATING THE ANNUITY UNIT VALUE



     We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.



     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is
 .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Income Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

     The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.


               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1. Annuity Unit Value, beginning of period........................ $ 10.20000

2. "Experience factor" for period.................................   1.023558

3. Daily adjustment for 4% of Assumed Investment Rate.............  .99989255

4. (2) X (3)......................................................   1.023448

5. Annuity Unit Value, end of period (1) X (4).................... $ 10.43917


                        ILLUSTRATION OF ANNUITY PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed



 1. Number of Accumulation Units as of Annuity Date...............       1,500.00

 2. Accumulation Unit Value.......................................  $    11.80000

 3. Accumulation Value of the Deferred Annuity (1) X (2)..........  $   17,700.00

 4. First monthly income payment per $1,000 of Accumulation
  Value...........................................................  $        5.63

 5. First monthly income payment (3) X (4) divided by 1,000.......  $       99.65

 6. Annuity Unit Value (see Illustration of Calculation of Annuity
  Unit Value above as of Annuity Date)............................  $    10.80000

 7. Number of Annuity Units (5) divided by (6)....................        9.22685

 8. Assume Annuity Unit Value for the second month equal to (10
  days prior to payment)..........................................  $    10.97000

 9. Second monthly Annuity Payment (7) X (8)......................  $      101.22

10. Assume Annuity Unit Value for third month equal to............  $    10.52684

11. Next monthly Annuity Payment (7) X (10).......................  $       97.13




DETERMINING THE VARIABLE INCOME PAYMENT


     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES

     Each of the currently available Metropolitan Fund Portfolios pays us, the investment manager of the Metropolitan Fund, an investment management fee. For providing investment management services to the Lehman Brothers Aggregated Bond Index, Metlife Stock Index and Russell 2000 Index Portfolios, we receive monthly compensation from each Portfolio at an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the Morgan Stanley EAFE(Registered) Index Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .30% of the average daily assets of the aggregate net assets of the Portfolio. For providing investment management services to the State Street Research Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .50% of such assets on the next $500 million and .45% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Income Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .35% of the average daily value of the aggregate net assets up to $250 million, .30% of such assets on the next $250 million and .25% of such assets on amounts over $500 million. For providing investment management services to the State Street Research Diversified Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .45% of such assets on the next $500 million and .40% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Aggressive Growth Portfolio, we receive monthly compensation at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Income, State Street Research Diversified, State Street Research Growth and State Street Aggressive Growth Portfolios.


     For providing investment management services to the Santander International Stock Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and
 .65% of such assets on amounts over $1 billion. Effective on or about November 9, 1998, Santander Global Advisors, Inc., of which MetLife owns 25% of the outstanding common stock, became the sub-investment manager for the Santander International Stock Portfolio.

     For providing investment management services to the Loomis Sayles High Yield Bond Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Loomis Sayles High Yield Bond Portfolio. For providing investment management services to the Janus Mid Cap Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .70% of such assets on the next $400 million and .65% of such assets on amounts in excess of $500 million. Janus Capital Corporation is the sub-investment manager for the Janus Mid Cap Portfolio. For providing investment management services to the T. Rowe Price Small Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .50% of such assets on the next $300 million and .45% of such assets in excess of $400 million. For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million and .60% of such assets in excess of $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth Portfolios.

     For providing investment management services to the Scudder Global Equity Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $400 million and .475% of such assets on the next $50 million, .50% of such assets on the next $400 million and .475% of such assets on amounts in excess of $500 million. Scudder Kemper Investments, Inc. is the sub-investment manager for the Scudder Global Equity Portfolio.

     For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and .70% of such assets in excess of $250 million. Harris Associates L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

     For providing investment management services to the Neuberger Berman Partners Mid Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .675% of such assets on the next $250 million, .65% of such assets on the next $500 million, .625% of such assets on the next $750 million and .60% of such assets over $1.6 billion, Neuberger Berman Management Incorporated is the sub-investment manager for the Neuberger Berman Partners Mid Cap Value Portfolio.



     Similarly, the Calvert Social Balanced Portfolio pays Calvert, the Calvert Social Balanced Portfolio's investment adviser, a base monthly investment advisory fee equivalent to an annual rate of .70% of the first $500 million of the average daily net assets of the Calvert Social Balanced Portfolio, .65% of the next $500 million and .60% of the remainder.




     The Calvert Social Mid Cap Growth Portfolio pays Calvert, the Calvert Social Mid Cap Growth Portfolio's investment advisor, a monthly investment advisory fee equivalent to an annual rate of .80% of the Portfolio's average daily net assets.




     Calvert pays sub-investment advisory fees to Brown Capital Management, Inc. These fees are solely the responsibility of Calvert, not the Calvert Social
Mid Cap Growth Portfolio.



     Fidelity's VIP Equity-Income, VIP Growth, VIP Overseas and VIP II Asset Manager Portfolios pay FMR an investment management fee which is the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR (this rate cannot rise above .52%, and it drops as total assets under management increase) and an individual fee of .20% for Fidelity's VIP Equity-Income Portfolio, .30% for Fidelity's VIP Growth Portfolio, .45% for Fidelity's VIP Overseas Portfolio and .25% for Fidelity's VIP II Asset Manager Portfolio of the average net assets throughout the month. FMR pays sub-advisory fees to Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc. for Fidelity's VIP Overseas and VIP II Asset Manager Portfolios and to Fidelity International Investment Advisors for Fidelity's VIP Overseas Portfolio, but these fees are the sole responsibility of FMR, not the Fidelity VIP or VIP II Funds. Fidelity's VIP Money Market Portfolio and VIP II Investment Grade Bond Portfolio pay FMR an investment management fee which is also the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR and an individual rate. The group fee cannot rise above .37% and it drops as total assets under management increase, and the individual rate is .03% and .30%, of Fideltiy's VIP Money Market and VIP II Investment Grade Bond Portfolios' average net assets throughout the month, respectively. In addition to the sum of the group and individual fee rates, Fidelity's VIP Money Market Portfolio's fee may be affected by an income component. If the portfolio's gross yield is 5% or less, the sum of the group and individual fee rate is the management fee. The income-based component is added to the basic fee only when the portfolio's yield is greater than 5%. The income-based fee is 6% of that portion of the portfolio's yield that represents a gross yield of more than 5% per year. The maximum income-based component is
 .24%. FMR pays a sub-advisory fee to Fidelity Investments Money Management, Inc. (formerly FMR Texas Inc.) for Fidelity's VIP Money

Market Portoflio. These fees are paid by FMR, on behalf of the Fidelity VIP or VIP II Funds.



     The Metropolitan Fund, the Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and the Fidelity VIP and VIP II Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund's prospectus is attached at the end of this prospectus. The Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and Fidelity VIP and VIP II Funds' prospectuses are given out separately to those investors to whom these investment choices are offered. The SAIs are available upon request.



     See the prospectus for the Metropolitan Fund for a discussion of the different separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund and the risks related to that arrangement. See the prospectuses for the Calvert Social Balanced Portfolio, Fidelity Calvert Social Mid Cap Growth Portfolio and the Fidelity VIP and VIP II Funds for a discussion of the different separate accounts of the various insurance companies that invest in these funds and the risks related to those arrangements.


PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE ACCOUNT


     From time to time we advertise the performance of various Separate Account investment divisions. For the money market investment divisions, this performance will be stated in terms of "yield" and "effective yield." For the other investment divisions, this performance will be stated in terms of either yield, "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield of the money market investment divisions refers to the income generated by an investment in the investment division over a seven-day period, which will be specified in the advertisement. This income is then annualized, by assuming that the same amount of income is generated each week over a 52 week period, and the total income is shown as a percentage of the investment. The effective yield is similarly calculated; however, when annualized, the earned income in the investment division is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure because of the former's compounding effect. Other yield figures quoted in advertisements, that is those other than the money market investment divisions, will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in Accumulation Unit Value or Annuity Unit Value refers to the comparison between values of accumulation units or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield, change in Accumulation Unit Value and effective yield figures do not reflect the possible imposition of an early withdrawal charge for the Deferred Annuities and certain Enhanced Deferred Annuities, of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.



     Enhanced Preference Plus, Enhanced VestMet and Financial Freedom Deferred Annuities and Enhanced Preference Plus and Financial Freedom Account Income Annuities performance figures vary from other Preference Plus and VestMet Deferred Annuities and Income Annuities as a result of reduced Separate Account charges. Performance may be calculated based upon historical performance of the underlying performance portfolios of the Metropolitan Fund, Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio, and the Fidelity VIP and VIP II Funds and may assume that certain Deferred Annuities were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.


     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(Registered) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Lehman Brothers, Aggregate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.


     Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. The second technique is the "EqualizerSM." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or State Street Research Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index SelectorSM". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE Index and Russell 2000 Index. Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these investment divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.


     An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities or Income Annuities described in the Prospectuses or at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under all the Deferred Annuities or Income Annuities described in the Prospectuses. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuity deferred annuities (including all the Deferred Annuities and Income Annuities described in the Prospectuses) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or your Income Annuity, in your sole discretion.

     Under the Keogh Deferred Annuities and the Enhanced unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their respective contributions. Under the Keogh Deferred Annuities and the Enhanced unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you may furnish such materials to participants who may give you voting instructions.

     Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuities and Income Annuities under which the Employer retains all rights, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.



DISREGARDING VOTING INSTRUCTIONS



     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Calvert Variable Series' or Fidelity VIP or VIP II Funds' boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.


     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

ERISA

     If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights as described below.

     Generally, the spouse must give qualified consent whenever you elect to:

          a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

          b. make certain withdrawals under plans for which a qualified consent is required;

          c. name someone other than the spouse as your beneficiary;

          d. use your accrued benefit as security for a loan exceeding $5,000.

     Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

     If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

TAXES

GENERAL

     Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

     In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Deferred Annuities and Income Annuities and Enhanced Deferred Annuities and Enhanced Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.


DEFERRED ANNUITIES



     The following discussion of the tax code provisions for the Deferred Annuities includes the Enhanced Deferred Annuities subject to the same tax code provisions.


     Generally, all contributions under the Deferred Annuities will be made on a before tax basis. This does not include contributions under:

o  Non-Qualified and Roth IRA Deferred Annuities

     And non-deductible contributions under:

o  IRA and certain other qualified Deferred Annuities

     This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. To the extent contributions to your Deferred Annuity were not subject to Federal income tax, withdrawals of these contributions will be subject to Federal income taxes. Earnings under your Deferred Annuity are generally subject to income tax when distributed. However, "qualified distributions" of earnings from a Roth IRA are not subject to Federal income tax.

     Contributions to Non-Qualified and Roth IRA Deferred Annuities, as well as non-deductible contributions to IRA Deferred Annuities are made on an "after-tax basis", so that making purchase payments does not reduce the taxes you pay.

     Earnings under the Non-Qualified Deferred Annuities and IRA Deferred Annuities, are normally not taxed until withdrawn, if you, as the owner, are an individual. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed. For Roth IRA Deferred Annuities, "qualified distributions" of earnings are not subject to Federal income tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawal from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.

     Non-Qualified deferred annuities with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, contributions under such deferred annuities will be made on a "before tax" basis and the rules applicable to Keogh plans will apply to such deferred annuities, notwithstanding any provision in the deferred annuities to the contrary. Wherever the terms "Keogh Deferred Annuity" or "Keogh plan" appear in this section, the term shall be deemed to include non-qualified deferred annuities with an appropriate endorsement issued to Keogh and corporate plans covering one individual.

     Under some circumstances certain of the Deferred Annuities, accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.

     The taxable portion of a distribution from a Keogh, Enhanced unallocated Keogh, 403(a) and TSA Deferred Annuity to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of (1) an individual retirement arrangement under Section 408; (2) a qualified trust or 403(a) annuity plan, if the distribution is from a Keogh, Enhanced unallocated Keogh, or 403(a) Deferred Annuity; or (3) a TSA, if the distribution is from a TSA Deferred Annuity. An eligible rollover distribution generally is the taxable portion of any distribution from a Keogh, Enhanced unallocated Keogh, 403(a) or TSA Deferred Annuity, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant; (b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years;

(d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in Section 401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; and (h) any other taxable distributions from any of these plans which are not eligible rollover distributions.

     The IRA Deferred Annuities accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code. Roth IRA deferred annuities only accept "after-tax" contributions.

     All taxable distributions from Keogh, Enhanced unallocated Keogh, 403(a) and TSA Deferred Annuities that are not eligible rollover distributions and all taxable distributions from IRAs and Non-Qualified Deferred Annuities will be subject to Federal income tax withholding, unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment. All taxable distributions from the PEDC Deferred Annuity will be subject to the same Federal income tax withholding as regular wages.

     Each type of Deferred Annuity is subject to various tax limitations. Typically, except for the Non-Qualified Deferred Annuities the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Deferred Annuities before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Deferred Annuity (or in some cases from the plan or arrangement that purchased the Deferred Annuity) before you are age 59 1/2. Under a SIMPLE IRA, the tax penalty is increased to 25% for withdrawals during the first two years of an employee's participation in the SIMPLE IRA.

     The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the federal tax rules on a Deferred Annuity-by-Deferred Annuity basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

     Traditional IRA and Enhanced IRA Deferred Annuities. The tax rules outlined in this section for both Traditional IRA and Enhanced IRA Deferred Annuities are the same. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed in the next paragraph. Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows.

     Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 1999, if you are an "active participant" in another retirement plan and if your adjusted gross income is $31,000 or less ($51,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $41,000 ($61,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to $4,000 ($2,000 each) to two IRAs, one in your name and one in your spouse's. Neither can exceed $2,000, nor can it exceed your joint compensation.

     Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expense; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) made after December 31, 1997 to pay for qualified higher education expenses; or (7) made after December 31, 1997 for qualified first time home purchases. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under Section 72(t) of the Code and thus not subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payments.



     If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro rata withdrawal of both, based on all of your IRAs (not just the IRA Deferred Annuities). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, which is not subject to the 10% tax penalty. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.


     Withdrawals may be transferred to another IRA without Federal tax consequences if Code requirements are met. Your Deferred Annuity is not forfeitable and you may not transfer it.


     Your entire interest in the Deferred Annuity must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after your death. Generally, if you die before the required withdrawals have begun, we must make payments of your entire interest within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not beyond your beneficiary's life expectancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary, and, if your Deferred Annuity permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your beneficiary is your spouse, he or she may elect to continue the Deferred Annuity as his or her own IRA Deferred Annuity after your death. If you die after the required withdrawal has begun, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death. The IRS allows you to aggregate the amount required to be withdrawn from each individual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retirement arrangements you own.


     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).


     Roth IRA Deferred Annuities. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of $2,000 or 100% of your "compensation." You may contribute up to the annual contribution limit to a Roth IRA in 1998 if your adjusted gross income is not in excess of $95,000 ($150,000 for married couples filing jointly). The contribution limits to a Roth IRA are phased out ratably for individuals with income between $95,000 and $110,000 and for married couples filing jointly with income between $150,000 and $160,000; and for married couples filing separately between $0 and $10,000. Annual contributions to all IRAs, including Roth IRAs, may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal IRAs." These limits on annual contributions do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from an existing IRA to a Roth IRA. You may make contributions to a Roth IRA after age 70 1/2. Excess contributions are subject to a 6% excess contribution tax penalty, unless such contributions are withdrawn under rules specified in the Code.


     You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert. If you are married but file separately, you may not convert a non-Roth IRA into a Roth IRA.

     Except to the extent you have non-deductible IRA contributions, the amount converted from a non-Roth IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/ rollovers. (See exception discussed below.) For conversions occurring in 1998, the taxable amount will be included ratably in income over a four year period beginning in 1998, unless you elect otherwise.

     Distributions from a Roth IRA are made first from contributions and then from earnings. Generally, withdrawals from contributions are not subject to tax. However, withdrawals of taxable converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10% premature penalty tax (unless you meet an exception). In addition, withdrawals in 1998, 1999 or 2000 of converted amounts that have received four year income inclusion treatment will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion.

     Withdrawals of earnings will not be subject to Federal income tax if they are "qualified distributions." In order to be a qualified distribution, the withdrawal must be: (a) made at least five taxable years from the year you established a Roth IRA, and (b) made after age 59 1/2, or for death, disability, or a first-time home purchase (up to $10,000). (Please consult your tax advisor regarding the state income tax treatment of your withdrawal.)

     The withdrawal of earnings not meeting the foregoing requirements will be subject to income tax and possibly the 10% premature tax penalty.

     Mandatory minimum distribution rules do not apply while you are alive. Generally, when you die, we must make payment of your entire interest within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his/her lifetime or over a period not beyond your beneficiary's life or life expectancy starting by December 31 of the year following the year in which you die.


     You should consult your tax advisor regarding the tax treatment of Roth IRAs and the appropriateness of the Roth IRA to your particular situation.


     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     SEP Deferred Annuities. Partners and sole proprietors may make purchase payments under SEPs for themselves and their employees, and corporations may make purchase payments under SEPs for their employees. Complex rules apply to which employees or other persons must be allowed to participate, and what contributions may be made for each of them. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made (under these SEP rules), your SEP generally operates as if it were an IRA purchased by you under the IRA rules discussed above. An employer is not permitted to establish a salary reduction SEP plan ("SARSEP") after December 31, 1996. However, you may make contributions, in accordance with your plan's provisions, to your existing SARSEP contract if your employer's SARSEP plan was established prior to January 1, 1997.

     SIMPLE IRAs. If an employer has no more than 100 employees (who earn at least $5,000) and the SIMPLE IRA is the exclusive tax-qualified plan of the employer, employees may make contributions on a before-tax basis of up to $6,000 (subject to indexing) and the employer must generally match employee contributions dollar-for-dollar up to 3% of compensation. Under certain circumstances, the employer can elect to make a lesser matching contribution or make a contribution equal to 2% of compensation for all eligible employees. SIMPLE IRAs are exempt from complex nondiscrimination, top-heavy and reporting rules. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made under these SIMPLE IRA rules, your SIMPLE IRA generally operates as if it were an IRA purchased by you under the IRA rules discussed above. (However, the tax penalty for early withdrawals is generally increased for withdrawals within the first two years of an employee's participating in the SIMPLE IRA.)

     PEDC Deferred Annuity. PEDC plans are available to State or local governments and certain tax-exempt organizations as described in Section 457 of the Code. These plans, which must meet the requirements of Section 457(b), provided certain tax deferral benefits to employees and independent contractors. These plans are not available to churches and qualified church-controlled organiz-ations. A PEDC plan maintained by a State or local government must be held in trust (or custodial account or annuity contract) for the exclusive benefit of plan participants and their beneficiaries. However, for state or local government plans in existence on August 20, 1996 these requirements do not have to be met prior to January 1, 1999. Plan benefit deferrals, contributions and all income attributable to such amounts under PEDC plans, other than those maintained by a State or local government as described above, are (until made available to the participant or other beneficiary) solely the property of the employer, subject to the claims of the employer's general creditors.

     The compensation amounts that may be deferred under a PEDC plan may not exceed certain deferral limits established under the Federal tax law. In addition, contributions to other plans may reduce the deferral limit even further.

     Under the plan, amounts will not be made available to participants or beneficiaries until the earliest of (1) the calendar year in which the participant reaches age 70 1/2, (2) when the participant separates from service with the employer, or (3) when the participant is faced with an unforeseeable emergency as described in the income tax regulations. Amounts will not be treated as "made available" under these rules if (i) an election to defer commencement of a distribution is made by the participant and such election meets certain requirements, or (ii) the total amount payable is $5,000 or less and certain other requirements are met.

     Withdrawals must conform to the complex minimum distribution requirements of the Code, including the requirement that distributions must generally begin no later than April 1 of the calendar year following the later of: the year in which the participant attains age 70 1/2 or, to the extent permitted under your plan or contract, the year the participant retires. Although the minimum distribution rules are similar to the rules summarized above for TSAs there are some differences. For example, for PEDC plans, any distribution payable over a period of more than one year can only be made in substantially non-increasing amounts, and generally distributions may not exceed 15 years.

     Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986 and which then provided for deferral of fixed amounts or amounts determined by a fixed formula).

     403(a) Deferred Annuities. The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.


     The Code limits the amount of contributions and distributions that may be made under 403(a) plans. Taxable withdrawals before age 59 1/2 may be subject to a 10% tax penalty. Any amounts distributed under the 403(a) Deferred Annuities are generally taxed according to the rules described under Section 72 of the Code. Under rules similar to those described later for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Deferred Annuity must be made or begun to be made no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire. Also, if you die before required withdrawals have begun, the entire interest in the plan generally must be paid within five years of the year in which you died. The minimum distribution rules for 403(a) Deferred Annuities are similar to those rules summarized for TSAs.



     If your benefit under the 403(a) plan is worth more than $5,000, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Excess contributions are subect to a 10% penalty. Special rules apply to the withdrawal of excess contributions.


     Keogh Deferred Annuities. Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. Complex rules apply to the establishment and operation of such plans, including the amounts that may be contributed under them. Excess contributions are subject to a 10% penalty. Special rules apply to the withdrawal of excess contributions.

     Taxable withdrawals before age 59 1/2 are subject to a 10% tax penalty (this does not apply to the return of any non-deductible purchase payments). This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary where such payments begin after separation from service; (4) made to you after you separate from service with your employer after age 55; or (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions).


     Under rules similar to those described later for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your Employer, withdrawals of your entire interest under the deferred annuities must be made or begun to be made beginning no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or deferred annuities, the year you retire. Also, if you die before required withdrawals have begun, the entire interest in the Deferred Annuity generally must be paid within five years of the year in which you died.


     If your benefit under the Keogh plan is worth more than $5,000, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime.

     Non-Qualified deferred annuities with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, the rules applicable to Keogh plans as outlined above will apply to such deferred annuities, notwithstanding any provision in the deferred annuities to the contrary.

     Enhanced Unallocated Keogh Deferred Annuity. Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. Complex rules apply to the establishment and operation of such plans, including the amounts that may be contributed under them. Excess contributions are subect to a 10% penalty. Special rules apply to the withdrawal of excess contributions.



     Taxable withdrawals before age 59 1/2 are subject to a 10% tax penalty (this does not apply to the return of any non-deductible purchase payments). This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you where such payments begin after separation from service; (4) made to you after you separate from service with your employer after age 55; or (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions).


     Withdrawals may be transferred to another qualified trust or a 403(a) annuity plan or (for eligible rollover distributions) to an IRA without Federal tax consequences if Code requirements are met. Your deferred annuity is not forfeitable and you may not transfer it. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the deferred annuity must be withdrawn or begin to be withdrawn by April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or deferred annuity, the year in which you retire. A tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after your death. Generally, if you die before the required withdrawals have begun, we must make payment of your entire interest under the deferred annuity within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not beyond your beneficiary's life expectancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death.

     If your benefit under the Keogh plan is worth more than $5,000, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime.

     TSA Deferred Annuities. These fall under Section 403(b) of the Code that provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.


     Except for the TSA Deferred Annuity under which the employer retains all rights, your employer buys the Deferred Annuity for you although you, as the participant, then own it. The Code limits the amount of purchase payments that can be made. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions. Withdrawals before age 59 1/2 are prohibited except for (a) amounts contributed to or earned under your Section 403(b) arrangement before January 1, 1989 that were either paid into or earned under the Deferred Annuity or later transferred to it in a manner satisfying applicable Code requirements (withdrawals are deemed to come first from pre-1989 money that is not subject to these restrictions, until all of such money is withdrawn); (b) tax-free transfers to other Section 403(b) funding vehicles or any other withdrawals that are not "distributions" under the Code; (c) amounts that are not attributable to salary reduction elective deferral contributions (i.e., generally amounts not attributable to a participant's pre-tax contributions and their earnings);
(d) after a participant dies, separates from service or becomes disabled (as defined in Code); (e) in the case of financial hardship (as defined in the Code) but only purchase payments may be withdrawn for hardship, not earnings; or
(f) under any other circumstances as the Code allows. Special withdrawal restrictions under Section 403(b)(7)(A)(ii) of the Code apply to amounts that had once been invested in mutual funds custodial arrangements even after such amounts are transferred to a Deferred Annuity.



     Taxable withdrawals (other than tax-free transfers) that are allowed before age 59 1/2 are subject to an additional 10% tax penalty on the taxable portion of the withdrawal. This penalty does not apply to withdrawls (1) paid to a beneficaiary or participant's estate after the participant's death; (2) due to permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of the participant or the participant and another person named by the participant where such payments begin after separation from service; (4) made to the participant after the participant separates from service with the employer after age 55; (5) made to the participant on account of deductible medical expenses (whether or not the participant actually itemizes deductions);
(6) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse); (7) of excess matching employer contributions made to eliminate discrimination under the Code; or (8) timely made to reduce an elective deferral as allowed by the Code. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under Section 72(t) of the Code and thus not be subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retrocative imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payment.


     Withdrawals may be transferred to another Section 403(b) funding vehicle or (for eligible rollover distributions) to an IRA without federal tax consequences if Code requirements are met. The Deferred Annuity is not forfeitable and may not be transferred. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the Deferred Annuity must be withdrawn or begun to be withdrawn by April 1 of the calendar year following the later of: the year in which the participant reaches age 70 1/2 or, to the extent permitted under your plan or contract, the year in which the participant retires. A tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after the participant's death. Generally, if the participant dies before the required withdrawals have begun, we must make payment of your entire interest under the Deferred Annuity within five years of the year in which the participant died or begin payments under an income annuity allowed by the Code to the participant's beneficiary over his or her lifetime or over a period not beyond the beneficiary's life expectancy starting by the December 31 following the year in which the participant dies. If the participant's spouse is the beneficiary, payments may be made over the spouse's lifetime or over a period not beyond the spouse's life expectancy starting by December 31 of the year in which the participant would have reached age 70 1/2, if later. If the participant dies after required withdrawals have begun, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of the death of the participant. If the Deferred Annuity is subject to the Retirement Equity Act because it is part of a plan subject to ERISA, the participant's spouse has certain rights which may be waived with the written consent of the spouse. The IRS allows you to aggregate the amount to be withdrawn from each TSA Deferred Annuity you own and to withdraw this amount in total from any one or more of the TSA Deferred Annuities you own.


     Non-Qualified Deferred Annuity for Section 457(f) Deferred Compensation Plans. These are deferred compensation agreements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by State or local governments or non-church tax-exempt organizations. In this arrangement, the tax-exempt entity (e.g., a hospital) deposits your deferred compensation amounts and earnings credited to these amounts into a trust, which at all times is subject to the claims of the employer's bankruptcy and insolvency creditors. The trust owns a Non-Qualified Deferred Annuity which may be subject to the Non-Qualified Deferred Annuity rules described below. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Deferred Annuity. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.

     Any amount made available under the plan to you or your beneficiary is generally taxed according to the annuity rules under Section 72. Thus, when deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Certain distributions made before you are age 59 1/2 may be subject to a 10% tax penalty. It is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the Internal Revenue Service and courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own tax advisor to clarify this issue.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Deferred Annuity to fund a
Section 457(f) deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Deferred Annuity for
Section 457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 457. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity.

     Non-Qualified Deferred Annuity for Section 451 Deferred Fee
Arrangements. Under a Section 451 deferred fee arrangement, a third party which is tax-exempt entity (e.g., a hospital) enters into a deferred fee arrangement with a taxable entity, the employer, that provides services to the third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contractors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and, when paid or made available to the taxable entity, are subject to the claims of the taxable entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of Section 451, enables the taxable entity to defer compensation until the year in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant-employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

     A trust established by the tax-exempt entity will own a Non-Qualified Deferred Annuity which may be subject to taxation rules as described below under Non-Qualified Deferred Annuities. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Deferred Annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own tax advisor for information on the tax treatment of these payments made under the plan.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Deferred Annuity to fund a Section 451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Deferred Annuity for Section 451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 451. This advice from such counsel has not been updated to reflect changes, if any in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity.

     Non-Qualified Deferred Annuity for Section 451 Deferred Compensation
Plans. Under a Section 451 deferred compensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income such amount is to be properly accounted for in a different period. Participants should consult their own tax advisors for information on the tax treatment of these payments.

     A Section 451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct as compensation the amounts included in income by the participant of the deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, Section 451 rather than Section 457 should apply to their deferred compensation plans. Tax-exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.

     A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified Deferred Annuity which may be subject to taxation rules as described below under "Non-Qualified Deferred Annuities". Since the trust would be a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the Deferred Annuity.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Deferred Annuity to fund a Section 451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Deferred Annuity for Section 451 Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity.

     Non-Qualified Deferred Annuity for Section 457(e)(11) Severance and Death Benefit Plans. These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to the claims of the employer's bankruptcy and insolvency creditors. As the owner of a Non-Qualified Deferred Annuity, the trust may be subject to the rules described below under Non-Qualified Deferred Annuities. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Deferred Annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the Deferred Annuity.

     The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in Section 457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and "bona-fide death benefit" plan, Section 451 of the Code will apply and you will not be taxed on your deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and "bona-fide death benefit" plan, your deferral amounts will be subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service.

     Special Tax Considerations for Non-Qualified Deferred Annuity for
Section 457(e)(11) Severance and Death Benefit Plans. There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under Section 457(e)(11), the applicable section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. In connection with the sale of the Non-Qualified Deferred Annuity for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 457. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

     Non-Qualified and Enhanced Non-Qualified Deferred Annuities. The tax rules outlined in this section for both non-Qualified and Enhanced Non-Qualified Deferred Annuities are the same. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Deferred Annuities is generally deferred until it is withdrawn only if you as owner of the Deferred Annuity are an individual (or are treatable as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

     Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and thus a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.

     Taxable withdrawals (other than tax-free exchanges to other non-qualified deferred annuities) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.

     Your Non-Qualified Deferred Annuity may be exchanged for another non-qualified deferred annuity without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you die before the payments under an income annuity begins, we must make payment of your entire interest under the Deferred Annuity within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death. If your spouse is your beneficiary or a co-owner of the Non-Qualified Deferred Annuity, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used at the time of your death in accordance with the income type selected.

     The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.



INCOME ANNUITIES


     The following discussion of the tax code provisions for the Income Annuities includes the Enhanced Income Annuities subject to the same tax code provisions.

     Generally, all purchase payments under the Income Annuities other than purchase payments under Non-Qualified and Roth IRA Income Annuities and purchase payments consisting of non-deductible contributions under IRA Income Annuities, will be on a "before-tax" basis. This means that the purchase payment was either a reduction from income, entitled you to a tax deduction or was not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money paid as income payments under the Income Annuity.

     Generally, the Non-Qualified Income Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal. For the Roth IRA Income Annuity, "qualified distributions" of earnings are not subject to tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.


     The IRA Income Annuities and under some circumstances certain Income Annuities accept both purchase payments that have entitled you as the owner to a current tax deduction or to a reduction in taxable income and those that do not. Taxation of income payments depends on whether or not you as the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.


     All taxable income payments (other than income payments under the PEDC Income Annuities) will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code at the time of payment. All taxable income payments under the PEDC Income Annuities will be subject to the same federal income tax withholding treatment as regular wages.

     Income payments (other than tax-free transfers to other Section 403(b) funding vehicles and payments made under a PEDC plan) that are allowed before age 59 1/2 are generally subject to an additional 10% tax penalty on the taxable portion of the income payment. (Under a SIMPLE IRA, the tax penalty is increased to 25% for withdrawals during the first two years of an employee's participation in the SIMPLE IRA.) This penalty does not apply to income payments (1) paid to your beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over your life or life expectancy of you and another person named by you, (for TSAs, Keogh and 403(a) plans, you must also be separated from service when payments begin); and (4) under a Non-Qualified Income Annuity purchased with a single purchase payment which provides for substantially equal payments (to be made not less frequently than annually) commencing no later than one year from the purchase date. Additionally, under TSAs, Keogh and 403(a) plans the penalty does not apply to income payments (1) made to you after you separate from service with your employer after age 55; (2) made to you on account of deductible medical expenses (whether or not you actually itemize deductions); or (3) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse). For IRAs, SIMPLE IRAs and SEPS the 10% tax penalty will also not apply to income payments to pay deductible medical expenses (whether or not you actually itemize your deduction) to enable certain unemployed persons to pay medical insurance premiums; made after December 31, 1997 to pay for qualified higher education expenses; or made after December 31, 1997, for qualified first time home purchases. There is a possibility that if you make transfers as described earlier in this Prospectus before age 59 1/2 or within five years of the purchase of the Income Annuity, the exercise of the transfer provision may cause the retroactive imposition of this tax.


     Income payments from a Roth IRA Income Annuity generally will be tax-free to the extent the payment represents the return of contributions. However, withdrawals from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2. Distributions from earnings will not be subject to income taxes if they are "qualified distributions." To the extent your income payments relate to earnings that do not meet the definition of "qualified distribution" they will be subject to income tax and may be subject to the 10% tax penalty if you are under 59 1/2 and do not meet one of the exceptions previously described. However, withdrawals of taxable converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10% premature penalty tax (unless you meet an exception). In addition, withdrawals in 1998, 1998 or 2000 of converted amounts that have received four year income inclusion treatment will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion. You should consult with your tax advisor regarding the tax treatment of Roth IRAs and the appropriateness of the Roth IRA Income Annuity to your particular situation.


     The following paragraphs will briefly summarize some of the federal tax rules, but we will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

     You must generally begin receiving distributions under the IRA, SIMPLE IRA, and SEP Income Annuities no later than the April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to payments which should have been made but were not. (For taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, distributions for Keogh Income Annuities must generally begin no later than April 1 of the calendar year following the later of: the year in which you reach 70 1/2 or, to the extent permitted under your plan or deferred annuity, the year you retire.) This does not apply to a Roth IRA Income Annuity. Complex rules apply to the timing and calculation of these income payments. Other complex rules apply to how rapidly income payments must be made after your death. If you die before income payments begin under an Income Annuity, the Code generally requires that your entire interest be paid within five years of the year in which you died or over a period not exceeding your beneficiary's life or life expectancy. If you die before income payments begin, we will pay your entire interest under the Deferred Annuity or Income Annuity in a lump sum to your beneficiary after we receive proof of your death. For IRA, SIMPLE IRA and SEP Income Annuities, if you die after income payments begin, payments must continue to be made in accordance with the income type selected. The Code requires that payments of your remaining interest continue to be made at least as rapidly as under the method of distribution that was used at the time of your death.

     For the Roth IRA Income Annuity, the Code requires any remaining payment be made to your beneficiary within five years of the year in which you died or over a period not exceeding your beneficiary's life or life expectancy. Therefore, if you choose a Roth IRA Income Annuity that has a period certain (e.g., an income annuity for life with a ten year term certain), the period certain cannot exceed the greater of five years or the life expectancy of your beneficiary. (Subsequent changes to your beneficiary after choosing a Roth IRA Income Annuity may cause you to be in violation of this rule.)

     For taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, distributions of your entire interest under the TSA, Keogh, PEDC and 403(a) Income Annuities must be made beginning no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or deferred annuity, the year you retire. A tax penalty of 50% applies to payments which should have been made but were not. Complex rules apply to the timing and calculation of these income payments. Other complex rules apply to how rapidly income payments must be made after your death. If you die before payments begin under an Income Annuity, the Code generally requires that your entire interest under the Income Annuity be paid within five years of the year in which you died. If you die before payments begin under this Income Annuity, we will pay your entire interest under the Income Annuity in a lump sum to the beneficiary after we receive proof of death. If you die after income payments begin, payments must continue to be made in accordance with the income type selected. The Code requires that payments continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death.

     Any income payments distributed under 403(a) Income Annuities are generally taxed according to the rules described under Section 72 of the Code.

     If your benefit under a plan subject to the Retirement Equity Act (REA) is worth more than $5,000, the Code requires that your Income Annuity protect your spouse if you die before your receive any income payments under the Income Annuity or if you die while income payments are being made. If your Income Annuity is subject to the REA, your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

     Non-Qualified Income Annuity for Section 457(f) Deferred Compensation Plans. Any income payments distributed under the plan to you or your beneficiary are generally taxed according to the annuity rules under Section 72. Thus, when deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includible in your income and it becomes an "after-tax" purchase payment for the purposes of the tax rules governing income payments in calculating the "exclusion ratio." It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. Thus, you should consult your own tax advisor to clarify this issue.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Income Annuity to fund a Section 457(f) deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Income Annuity for Section 457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 457. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity.

     Non-Qualified Income Annuity for Section 451 Deferred Fee Arrangements. A trust established by the tax-exempt entity will own a Non-Qualified Income Annuity which may be subject to taxation rules as described below under "Non-Qualified Income Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Income Annuity will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Income Annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for income payments under the plan. It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. These persons should consult their own tax advisor for information on the tax treatment of these income payments made under the plan.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Income Annuity to fund a Section 451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Income Annuity for Section 451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under Section 451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Defered Annuity.

     Non-Qualified Income Annuity for Section 451 Deferred Compensation Plans. A trust established by the tax-exempt entity or the taxable entity will own a Non-Qualified Income Annuity which may be subject to taxation rules as described below under "Non-Qualified Income Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Income Annuity will flow to the tax-exempt entity or the taxable entity that is the grantor of such trust. Each such entity should consult its own tax advisor with respect to the tax rules governing the Income Annuity. Participants will not be taxed on their tax deferred compensation amounts until the year in which they are paid or made available to them, unless under the method of accounting the participant uses in computing taxable income such amount is to be properly accounted for in a different period.

     It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. Thus, you should consult your own tax advisor to clarify this issue.

     Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Income Annuity to fund a Section 451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Income Annuity for Section 451 Deferred Compensation Plans MetLife consulted special tax counsel regarding the major Federal tax issues under Section 451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Deferred Annuity.

     Non-Qualified Income Annuity for Section 457(e)(11) Severance and Death Benefit Plans. As the owner of a Non-Qualified Income Annuity, the trust is generally subject to the rules described below under "Non-Qualified Income Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Income Annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the Income Annuity.

     The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in Section 457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and "bona-fide death benefit" plan Section 451 of the Code will apply and you will be taxed in the tax year in which such benefits are paid or made available to you, unless under the method of accounting you use in computing taxable income such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and "bona-fide death benefit" plan, the amounts which constituted your purchase payment will be subject to tax in the year in which they are deferred. In the event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service. It is unclear whether the 10% tax penalty of distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. Thus, you should consult your own tax advisor to clarify this issue.

     Special Tax Considerations for Non-Qualified Income Annuity for
Section 457(e)(11) Severance and Death Benefit Plans. There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under Section 457(e)(11), the applicable section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. In connection with the sale of the Non-Qualified Income Annuity for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under
Section 457. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Income Annuity. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

     Non-Qualified and Enhanced Non-Qualified Income Annuities. The following discussion assumes that you are an individual (or are treated as a natural person under certain other circumstances specified by the Code). Income payments are subject to an "exclusion ratio" which determines how much of each income payment is a non-taxable return of your purchase payment and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment, all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell the purchaser of an Income Annuity what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

     If you die before income payments begin, the Code generally requires payment of your entire interest in the non-qualified income annuity to be made within five years of the date of your death. If you die before income payments begin, we will pay your entire interest under the Income Annuity of your beneificiary iin a lump sum after we receive proof of your death. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution before your death, in accordance with the income type selected.

     The tax law treats two or more non-qualified deferred annuities isued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. It is unclear whether this rule adversely affects the tax treatment of income payments received under a contract which was issued during the same calendar year in which you purchased another annuity from the same company (or its affilates) under which your are not yet receiving income payments.

 FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 1998--PREFERENCE PLUS DEFERRED
                                   ANNUITIES
                          (10% FREE CORRIDOR VERSION)


                                                  CHANGE IN
                                                  ACCUMULATION    AVERAGE ANNUAL
                                                  UNIT VALUE      TOTAL RETURN
                                                  ------------    --------------
State Street Research Growth Division..........       26.57%           20.45%
State Street Research Income Division..........        8.05%            1.81%
State Street Research Diversified Division.....       18.17%           12.00%
State Street Research Aggressive Growth
  Division.....................................       12.26%            6.04%
MetLife Stock Index Division...................       26.64%           20.53%
Santander International Stock Division.........       21.01%           14.86%
Calvert Social Balanced Division...............       14.85%            8.65%
Janus Mid Cap Division.........................       35.46%           29.41%
Loomis Sayles High Yield Bond Division.........       -8.66%          -15.02%
T. Rowe Price Small Cap Growth Division........        2.21%           -4.07%
Scudder Global Equity Division.................       14.56%            8.36%


 FOR THE PERIOD JANUARY 1, 1994 TO DECEMBER 31, 1998--PREFERENCE PLUS DEFERRED
                                   ANNUITIES
                          (10% FREE CORRIDOR VERSION)


                                                  CHANGE IN
                                  CHANGE IN       ACCUMULATION
                                  ACCUMULATION    UNIT VALUE      AVERAGE ANNUAL
                                  UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                  ------------    ------------    --------------
State Street Research Growth
  Division.....................      143.26%          19.45%           19.22%
State Street Research Income
  Division.....................       35.46%           6.25%            5.84%
State Street Research
  Diversified Division.........       91.17%          13.83%           13.54%
State Street Research
  Aggressive Growth Division...       55.96%           9.29%            8.93%
MetLife Stock Index Division...      170.46%          22.00%           21.81%
Santander International Stock
  Division.....................       16.96%           3.18%            2.71%
Calvert Social Balanced
  Division.....................       85.63%          13.16%           12.86%


    FOR THE PERIOD INCEPTION TO DECEMBER 31, 1998--PREFERENCE PLUS DEFERRED
                                   ANNUITIES
                          (10% FREE CORRIDOR VERSION)


                                                             CHANGE IN
                                             CHANGE IN       ACCUMULATION
                                 INCEPTION   ACCUMULATION    UNIT VALUE      AVERAGE ANNUAL
                                 DATE        UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                 --------    ------------    ------------    --------------
State Street Research Growth
  Division.....................  7/2/90         243.00%          15.60%           15.60%
State Street Research Income
  Division.....................  7/2/90          93.30%           8.06%            8.06%
State Street Research
  Diversified Division.........  7/2/90         170.50%          12.41%           12.41%
State Street Research
  Aggressive Growth Division...  7/2/90         181.20%          12.93%           12.93%
MetLife Stock Index Division...  7/2/90         270.80%          16.66%           16.66%
Santander International Stock
  Division.....................  7/1/91          60.70%           6.52%            6.52%
Calvert Social Balanced
  Division.....................  9/17/90        154.50%          11.92%           11.92%
Janus Mid Cap Division.........  3/3/97          71.90%          34.45%           32.31%
Loomis Sayles High Yield Bond
  Division.....................  3/3/97          -4.00%          -2.21%           -5.26%
T. Rowe Price Small Cap Growth
  Division.....................  3/3/97          20.20%          10.58%            7.90%
Scudder Global Equity
  Division.....................  3/3/97          24.30%          12.62%            9.99%
Harris Oakmark Large Cap Value
  Division.....................  11/9/98         -2.90%            N/A            -9.22%*
Lehman Brothers Aggregate Bond
  Index Division...............  11/9/98          1.20%            N/A            -5.09%*
Morgan Stanley EAFE(Registered)
  Index Division...............  11/9/98          7.90%            N/A             1.68%*
Neuberger & Berman Partners Mid
  Cap Value Division...........  11/9/98          7.30%            N/A             1.05%*
Russell 2000 Index Division....  11/9/98          5.30%            N/A            -0.96%*
T. Rowe Price Large Cap Growth
  Division.....................  11/9/98         10.10%            N/A             3.87%*


------------------------

* This is not an annualized number, because the Division is less than one year old.

FOR THE JANUARY 1, 1998 TO DECEMBER 31, 1998--PREFERENCE PLUS (20% FREE CORRIDOR
                                    VERSION)


                                                  CHANGE IN
                                                  ACCUMULATION    AVERAGE ANNUAL
                                                  UNIT VALUE      TOTAL RETURN
                                                  ------------    --------------
State Street Research Growth Division..........       26.57%           21.34%
State Street Research Income Division..........        8.05%            2.56%
State Street Research Diversified Division.....       18.17%           12.83%
State Street Research Aggressive Growth
  Division.....................................       12.26%            6.83%
MetLife Stock Index Division...................       26.64%           21.41%
Santander International Stock Division.........       21.01%           15.70%
Calvert Social Balanced Division...............       14.85%            9.45%
Janus Mid Cap Division.........................       35.46%           30.36%
Loomis Sayles High Yield Bond Division.........       -8.66%          -14.38%
T. Rowe Price Small Cap Growth Division........        2.21%           -3.36%
Scudder Global Equity Division.................       14.56%            9.17%


 FOR THE PERIOD JANUARY 1, 1994 TO DECEMBER 31, 1998--PREFERENCE PLUS (20% FREE
                               CORRIDOR VERSION)


                                                  CHANGE IN
                                  CHANGE IN       ACCUMULATION
                                  ACCUMULATION      UNIT          AVERAGE ANNUAL
                                  UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                  ------------    ------------    --------------
State Street Research Growth
  Division.....................      143.26%          19.45%           19.29%
State Street Research Income
  Division.....................       35.46%           6.25%            5.91%
State Street Research
  Diversified Division.........       91.17%          13.83%           13.61%
State Street Research
  Aggressive Growth Division...       55.96%           9.29%            9.00%
MetLife Stock Index Division...      170.46%          22.00%           21.88%
Santander International Stock
  Division.....................       16.96%           3.18%            2.77%
Calvert Social Balanced
  Division.....................       85.63%          13.16%           12.93%


    FOR THE PERIOD INCEPTION TO DECEMBER 31, 1998--PREFERENCE PLUS (20% FREE
                               CORRIDOR VERSION)


                                                             CHANGE IN
                                             CHANGE IN       ACCUMULATION
                                 INCEPTION   ACCUMULATION      UNIT          AVERAGE ANNUAL
                                 DATE        UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                 --------    ------------    ------------    --------------
State Street Research Growth
  Division.....................  7/2/90         243.00%          15.60%           15.60%
State Street Research Income
  Division.....................  7/2/90          93.00%           8.06%            8.06%
State Street Research
  Diversified Division.........  7/2/90         170.50%          12.41%           12.41%
State Street Research
  Aggressive Growth Division...  7/2/90         181.20%          12.93%           12.93%
MetLife Stock Index Division...  7/2/90         270.80%          16.66%           16.66%
Santander International Stock
  Division.....................  7/1/91          60.70%           6.52%            6.52%
Calvert Social Balanced
  Division.....................  9/17/90        154.50%          11.92%           11.92%
Janus Mid Cap Division.........  3/3/97          71.90%          34.45%           32.76%
Loomis Sayles High Yield Bond
  Division.....................  3/3/97          -4.00%          -2.21%           -4.94%
T. Rowe Price Small Cap Growth
  Division.....................  3/3/97          20.20%          10.58%            8.26%
Scudder Global Equity
  Division.....................  3/3/97          24.30%          12.62%           10.37%
Harris Oakmark Large Cap Value
  Division.....................  11/9/98         -2.90%            N/A            -8.54%*
Lehman Brothers Aggregate Bond
  Index Division...............  11/9/98          1.20%            N/A            -4.38%*
Morgan Stanley EAFE(Registered)
  Index Division...............  11/9/98          7.90%            N/A             2.41%*
Neuberger & Berman Partners Mid
  Cap Value Division...........  11/9/98          7.30%            N/A             1.80%*
Russell 2000 Index Division....  11/9/98          5.30%            N/A            -0.23%*
T. Rowe Price Large Cap Growth
  Division.....................  11/9/98         10.10%            N/A             4.64%*


------------------------

* This is not an annualized number, because the Division is less than one year old.

YIELDS FOR THE 30 DAY PERIOD ENDING DECEMBER 31, 1998--PREFERENCE PLUS DEFERRED
                                   ANNUITIES


     State Street Research Growth Division.....................       0.04%
     State Street Research Income Division.....................       4.67%
     State Street Research Diversified Division................       2.13%
     State Street Research Aggressive Growth Division..........      -1.43%
     MetLife Stock Index Division..............................      -0.15%
     Santander International Stock Division....................      -0.92%
     Janus Mid Cap Division....................................      -1.50%
     Loomis Sayles High Yield Bond Division....................       8.95%
     T. Rowe Price Small Cap Growth Division...................      -1.32%
     Scudder Global Equity Division............................      -0.81%
     Harris Oakmark Large Cap Value Division...................       1.25%
     Lehman Brothers Aggregate Bond Index Division.............       4.63%
     Morgan Stanley EAFE(Registered) Index Division............      -0.31%
     Neuberger & Berman Partners Mid Cap Value Division........       2.46%
     Russell 2000 Index Division...............................       0.89%
     T. Rowe Price Large Cap Growth Division...................      -0.00%


 FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 1998--ENHANCED PREFERENCE PLUS
                               DEFERRED ANNUITIES
                 (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)


                                                  CHANGE IN
                                                  ACCUMULATION    AVERAGE ANNUAL
                                                  UNIT VALUE      TOTAL RETURN
                                                  ------------    --------------
State Street Research Growth Division..........       26.98%           20.87%
State Street Research Income Division..........        8.39%            2.15%
State Street Research Diversified Division.....       18.53%           12.36%
State Street Research Aggressive Growth
  Division.....................................       12.62%            6.41%
MetLife Stock Index Division...................       27.02%           20.90%
Santander International Stock Division.........       21.34%           15.19%
Calvert Social Balanced Division...............       15.16%            8.96%
Janus Mid Cap Division.........................       35.93%           29.88%
Loomis Sayles High Yield Bond Division.........       -8.36%          -14.72%
T. Rowe Price Small Cap Growth Division........        2.46%           -3.82%
Scudder Global Equity Division.................       14.80%            8.60%


 FOR THE PERIOD JANUARY 1, 1994 TO DECEMBER 31, 1998--ENHANCED PREFERENCE PLUS
                               DEFERRED ANNUITIES
                 (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)


                                                  CHANGE IN
                                  CHANGE IN       ACCUMULATION
                                  ACCUMULATION    UNIT VALUE      AVERAGE ANNUAL
                                  UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                  ------------    ------------    --------------
State Street Research Growth
  Division.....................      146.97%          19.81%           19.59%
State Street Research Income
  Division.....................       37.51%           6.57%            6.17%
State Street Research
  Diversified Division.........       94.00%          14.16%           13.88%
State Street Research
  Aggressive Growth Division...       58.30%           9.62%            9.26%
MetLife Stock Index Division...      174.47%          22.36%           22.17%
Santander International Stock
  Division.....................       18.71%           3.49%            3.02%
Calvert Social Balanced
  Division.....................       88.25%          13.48%           13.18%

FOR THE PERIOD INCEPTION TO DECEMBER 31, 1998--ENHANCED PREFERENCE PLUS DEFERRED
                                   ANNUITIES
                 (WITH SALES LOAD) (10% FREE CORRIDOR VERSION)


                                                             CHANGE IN
                                             CHANGE IN       ACCUMULATION
                                 INCEPTION   ACCUMULATION    UNIT VALUE      AVERAGE ANNUAL
                                 DATE        UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                 --------    ------------    ------------    --------------
State Street Research Growth
  Division.....................  7/2/90         251.75%          15.94%           15.94%
State Street Research Income
  Division.....................  7/2/90          98.32%           8.38%            8.38%
State Street Research
  Diversified Division.........  7/2/90         177.48%          12.75%           12.75%
State Street Research
  Aggressive Growth Division...  7/2/90         188.35%          13.26%           13.26%
MetLife Stock Index Division...  7/2/90         280.46%          17.01%           17.01%
Santander International Stock
  Division.....................  7/1/91          64.30%           6.84%            6.84%
Calvert Social Balanced
  Division.....................  5/1/91         134.00%          11.72%           11.72%
Janus Mid Cap Division.........  3/3/97          72.90%          34.88%           32.75%
Loomis Sayles High Yield Bond
  Division.....................  3/3/97          -3.50%          -1.93%           -4.98%
T. Rowe Price Small Cap Growth
  Division.....................  3/3/97          20.80%          10.88%            8.20%
Scudder Global Equity
  Division.....................  3/3/97          24.90%          12.92%           10.30%
Harris Oakmark Large Cap Value
  Division.....................  11/9/98         -2.80%            N/A            -9.12%*
Lehman Brothers Aggregate Bond
  Index Division...............  11/9/98          1.20%            N/A            -5.09%*
Morgan Stanley EAFE(Registered)
  Index Division...............  11/9/98          8.00%            N/A             1.76%*
Neuberger & Berman Partners Mid
  Cap Value Division...........  11/9/98          7.30%            N/A             1.05%*
Russell 2000 Index Division....  11/9/98          5.30%            N/A            -0.96%*
T. Rowe Price Large Cap Growth
  Division.....................  11/9/98         10.10%            N/A             3.87%*


------------------

* This is not an annualized number because the Division is less than one year old.


 FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 1998--ENHANCED PREFERENCE PLUS
                               DEFERRED ANNUITIES
                 (WITH SALES LOAD) (20% FREE CORRIDOR VERSION)


                                                  CHANGE IN
                                                  ACCUMULATION    AVERAGE ANNUAL
                                                  UNIT VALUE      TOTAL RETURN
                                                  ------------    --------------
State Street Research Growth Division..........       26.98%           21.76%
State Street Research Income Division..........        8.39%            2.91%
State Street Research Diversified Division.....       18.53%           13.19%
State Street Research Aggressive Growth
  Division.....................................       12.62%            7.20%
MetLife Stock Index Division...................       27.02%           21.79%
Santander International Stock Division.........       21.34%           16.04%
Janus Mid Cap Division.........................       35.93%           30.83%
Loomis Sayles High Yield Bond Division.........       -8.36%          -14.07%
T. Rowe Price Small Cap Growth Division........        2.46%           -3.11%
Scudder Global Equity Division.................       14.80%            9.40%
Harris Oakmark Large Cap Value Division........         N/A              N/A
Lehman Brothers Aggregate Bond Index
  Division.....................................         N/A              N/A
Morgan Stanley EAFE(Registered) Index
  Division.....................................         N/A              N/A
Neuberger & Berman Partners Mid Cap Value
  Division.....................................         N/A              N/A
Russell 2000 Index Division....................         N/A              N/A
T. Rowe Price Large Cap Growth Division........         N/A              N/A
Calvert Social Balanced Division...............       15.16%            9.77%
Calvert Social Mid Cap Growth Division.........       28.57%           23.37%
Fidelity Equity-Income Division................       10.57%            5.12%
Fidelity Growth Division.......................       38.19%           33.13%
Fidelity Overseas Division.....................       11.71%            6.27%
Fidelity Investment Grade Bond Division........        7.81%            2.32%
Fidelity Asset Manager Division................       13.99%            8.59%

             FOR THE PERIOD JANUARY 1, 1994 TO DECEMBER 31, 1998--
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES (WITH SALES LOAD) (20% FREE CORRIDOR
                                    VERSION)


                                                  CHANGE IN
                                  CHANGE IN       ACCUMULATION
                                  ACCUMULATION    UNIT VALUE      AVERAGE ANNUAL
                                  UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                  ------------    ------------    --------------
State Street Research Growth
  Division.....................      146.97%          19.81%           19.66%
State Street Research Income
  Division.....................       37.51%           6.57%            6.24%
State Street Research
  Diversified Division.........       94.00%          14.16%           13.95%
State Street Research
  Aggressive Growth Division...       58.30%           9.62%            9.33%
MetLife Stock Index Division...      174.47%          22.36%           22.24%
Santander International Stock
  Division.....................       18.71%           3.49%            3.09%
Calvert Social Balanced
  Division.....................       88.25%          13.48%           13.25%
Calvert Social Mid Cap Growth
  Division.....................      106.56%          15.60%           15.41%
Fidelity Equity-Income
  Division.....................      124.17%          17.51%           17.34%
Fidelity Growth Division.......      155.14%          20.59%           20.45%
Fidelity Overseas Division.....       51.53%           8.66%            8.36%
Fidelity Investment Grade Bond
  Division.....................       31.87%           5.69%            5.33%
Fidelity Asset Manager
  Division.....................       66.69%          10.75%           10.49%


                FOR THE PERIOD INCEPTION TO DECEMBER 31, 1998--
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES (WITH SALES LOAD) (20% FREE CORRIDOR
                                    VERSION)


                                                             CHANGE IN
                                             CHANGE IN       ACCUMULATION
                                 INCEPTION   ACCUMULATION    UNIT VALUE      AVERAGE ANNUAL
                                   DATE      UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                 --------    ------------    ------------    --------------
State Street Research Growth
  Division.....................   7/2/90        251.75%          15.94%           15.94%
State Street Research Income
  Division.....................   7/2/90         98.32%           8.38%            8.38%
State Street Research
  Diversified Division.........   7/2/90        177.48%          12.75%           12.75%
State Street Research
  Aggressive Growth Division...   7/2/90        188.35%          13.26%           13.26%
MetLife Stock Index Division...   7/2/90        280.46%          17.01%           17.01%
Santander International Stock
  Division.....................   7/1/91         64.30%           6.84%            6.84%
Janus Mid Cap Division.........   3/3/97         72.90%          34.88%           33.19%
Loomis Sayles High Yield Bond
  Division.....................   3/3/97         -3.50%          -1.93%           -4.65%
T. Rowe Price Small Cap Growth
  Division.....................   3/3/97         20.80%          10.88%            8.58%
Scudder Global Equity
  Division.....................   3/3/97         24.90%          12.92%           10.68%
Harris Oakmark Large Cap Value
  Division.....................  11/9/98         -2.50%            N/A            -8.44%
Lehman Brothers Aggregate Bond
  Index Division...............  11/9/98          1.20%            N/A            -4.38%
Morgan Stanley EAFE(Registered)
  Index Division...............  11/9/98          8.00%            N/A             2.51%
Neuberger & Berman Partners Mid
  Cap Value Division...........  11/9/98          7.30%            N/A             1.80%
Russell 2000 Index Division....  11/9/98          5.30%            N/A            -0.23%
T. Rowe Price Large Cap Growth
  Division.....................  11/9/98         10.10%            N/A             4.64%
Calvert Social Balanced
  Division.....................   5/1/91        134.00%          11.72%           11.72%
Calvert Social Mid Cap Growth
  Division.....................   5/1/92        144.55%          14.34%           14.31%
Fidelity Equity-Income
  Division.....................   5/1/92        186.07%          17.06%           17.04%
Fidelity Growth Division.......   5/1/92        235.46%          19.89%           19.87%
Fidelity Overseas Division.....   5/1/92         77.39%           8.97%            8.91%
Fidelity Investment Grade Bond
  Division.....................   5/1/92         53.51%           6.64%            6.56%
Fidelity Asset Manager
  Division.....................   5/1/92        112.56%          11.97%           11.92%

             FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 1998--
   ENHANCED NON-QUALIFIED PREFERENCE PLUS DEFERRED ANNUITIES (NO SALES LOAD)


                                                  CHANGE IN
                                                  ACCUMULATION    AVERAGE ANNUAL
                                                  UNIT VALUE      TOTAL RETURN
                                                  ------------    --------------
State Street Research Growth Division..........       26.98%           26.98%
State Street Research Income Division..........        8.39%            8.39%
State Street Research Diversified Division.....       18.53%           18.53%
State Street Research Aggressive Growth
  Division.....................................       12.62%           12.62%
MetLife Stock Index Division...................       27.02%           27.02%
Santander International Stock Division.........       21.34%           21.34%
Janus Mid Cap Division.........................       35.93%           35.93%
Loomis Sayles High Yield Bond Division.........       -8.36%           -8.36%
T. Rowe Price Small Cap Growth Division........        2.46%            2.46%
Scudder Global Equity Division.................       14.80%           14.80%
Calvert Social Balanced Division...............       15.16%           15.16%
Calvert Social Mid Cap Growth Division.........       28.57%           28.57%
Fidelity Equity-Income Division................       10.57%           10.57%
Fidelity Growth Division.......................       38.19%           38.19%
Fidelity Overseas Division.....................       11.71%           11.71%
Fidelity Investment Grade Bond Division........        7.81%            7.81%
Fidelity Asset Manager Division................       13.99%           13.99%


           FOR THE PERIOD JANUARY 1, 1994 THROUGH DECEMBER 31, 1998-- ENHANCED NON-QUALIFIED PREFERENCE PLUS DEFERRED ANNUITIES (NO SALES LOAD)


                                                  CHANGE IN
                                  CHANGE IN       ACCUMULATION     AVERAGE
                                  ACCUMULATION    UNIT VALUE       ANNUAL
                                  UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                  ------------    ------------    ------------
State Street Research Growth
  Division.....................      146.97%          19.81%          19.81%
State Street Research Income
  Division.....................       37.51%           6.57%           6.57%
State Street Research
  Diversified Division.........       94.00%          14.16%          14.16%
State Street Research
  Aggressive Growth Division...       58.30%           9.62%           9.62%
MetLife Stock Index Division...      174.47%          22.36%          22.36%
Santander International Stock
  Division.....................       18.71%           3.49%           3.49%
Calvert Social Balanced
  Division.....................       88.25%          13.48%          13.48%
Calvert Social Mid Cap
  Division.....................      106.56%          15.60%          15.60%
Fidelity Equity-Income
  Division.....................      124.17%          17.51%          17.51%
Fidelity Growth Division.......      155.14%          20.59%          20.59%
Fidelity Overseas Division.....       51.53%           8.66%           8.66%
Fidelity Investment Grade Bond
  Division.....................       31.87%           5.69%           5.69%
Fidelity Asset Manager
  Division.....................       66.69%          10.75%          10.75%

                FOR THE PERIOD INCEPTION TO DECEMBER 31, 1998--
   ENHANCED NON-QUALIFIED PREFERENCE PLUS DEFERRED ANNUITIES (NO SALES LOAD)


                                                             CHANGE IN
                                             CHANGE IN       ACCUMULATION
                                 INCEPTION   ACCUMULATION    UNIT VALUE      AVERAGE ANNUAL
                                   DATE      UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                 --------    ------------    ------------    --------------
State Street Research Growth
  Division.....................   5/1/91        251.75%          15.94%           15.94%
State Street Research Income
  Division.....................   5/1/91         98.32%           8.38%            8.38%
State Street Research
  Diversified Division.........   5/1/91        177.48%          12.75%           12.75%
State Street Research
  Aggressive Growth Division...   5/1/91        188.35%          13.26%           13.26%
MetLife Stock Index Division...   5/1/91        280.46%          17.01%           17.01%
Santander International Stock
  Division.....................   7/1/91         64.30%           6.84%            6.84%
Janus Mid Cap Division.........   3/3/97         72.90%          34.88%           34.88%
Loomis Sayles High Yield Bond
  Division.....................   3/3/97         -3.50%          -1.93%           -1.93%
T. Rowe Price Small Cap Growth
  Division.....................   3/3/97         20.80%          10.88%           10.88%
Scudder Global Equity
  Division.....................   3/3/97         24.90%          12.92%           12.92%
Harris Oakmark Large Cap Value
  Division.....................  11/9/98         -2.80%            N/A            -2.80%*
Lehman Brothers Aggregate Bond
  Index Division...............  11/9/98          1.20%            N/A             1.20%*
Morgan Stanley EAFE(Registered)
  Index Division...............  11/9/98          8.00%            N/A             8.00%*
Neuberger & Berman Partners Mid
  Cap Value Division...........  11/9/98          7.30%            N/A             7.30%*
Russell 2000 Index Division....  11/9/98          5.30%            N/A             5.30%*
T. Rowe Price Large Cap Growth
  Division.....................  11/9/98         10.10%            N/A            10.10%*
Calvert Social Balanced
  Division.....................   5/1/91        134.00%          11.72%           11.72%
Calvert Social Mid Cap Growth
  Division.....................   5/1/92        144.55%          14.34%           14.34%
Fidelity Equity-Income
  Division.....................   5/1/92        186.07%          17.06%           17.06%
Fidelity Growth Division.......   5/1/92        235.46%          19.89%           19.89%
Fidelity Overseas Division.....   5/1/92         77.39%           8.97%            8.97%
Fidelity Investment Grade Bond
  Division.....................   5/1/92         53.51%           6.64%            6.64%
Fidelity Asset Manager Division   5/1/92        112.56%          11.97%           11.97%


------------------

* This is not an annualized number because the Division is less than one year old.


            YIELDS FOR THE 30 DAY PERIOD ENDING DECEMBER 31, 1998--
                  ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES


     State Street Research Growth Division.....................          0.33%
     State Street Research Income Division.....................          4.97%
     State Street Research Diversified Division................          2.43%
     State Street Research Aggressive Growth Division..........         -1.15%
     MetLife Stock Index Division..............................          0.15%
     Santander International Stock Division....................         -0.62%
     Janus Mid Cap Division....................................         -1.22%
     Loomis Sayles High Yield Bond Division....................          9.27%
     T. Rowe Price Small Cap Growth Division...................         -1.04%
     Scudder Global Equity Division............................         -0.52%
     Harris Oakmark Large Cap Value Division...................          1.40%
     Lehman Brothers Aggregate Bond Index Division.............          4.79%
     Morgan Stanley EAFE(Registered) Index Division............         -0.18%
     Neuberger & Berman Partners Mid Cap Value Division........          2.62%
     Russell 2000 Index Division...............................          1.03%
     T. Rowe Price Large Cap Growth Division...................          0.15%

             FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 1998--
                  FINANCIAL FREEDOM ACCOUNT DEFERRED ANNUITIES


                                                  CHANGE IN
                                                  ACCUMULATION    AVERAGE ANNUAL
                                                  UNIT VALUE      TOTAL RETURN
                                                  ------------    --------------
State Street Research Growth Division..........       26.98%           26.98%
State Street Research Income Division..........        8.39%            8.39%
State Street Research Diversified Division.....       18.53%           18.53%
State Street Research Aggressive Growth
  Division.....................................       12.62%           12.62%
Santander International Stock Division.........       27.02%           27.02%
MetLife Stock Index Division...................       21.34%           21.34%
Janus Mid Cap Division.........................       35.93%           35.93%
Loomis Sayles High Yield Bond Division.........       -8.36%           -8.36%
T. Rowe Price Small Cap Growth Division........        2.46%            2.46%
Scudder Global Equity Division.................       14.80%           14.80%
Calvert Social Balanced Division...............       15.18%           15.18%
Calvert Social Mid Cap Growth Division.........       28.57%           28.57%
Fidelity Equity-Income Division................       10.57%           10.57%
Fidelity Growth Division.......................       38.19%           38.19%
Fidelity Overseas Division.....................       11.71%           11.71%
Fidelity Investment Grade Bond Division........        7.81%            7.81%
Fidelity Asset Manager Division................       13.99%           13.99%


 FOR THE PERIOD JANUARY 1, 1994 TO DECEMBER 31, 1998--FINANCIAL FREEDOM ACCOUNT
                               DEFERRED ANNUITIES


                                                  CHANGE IN
                                  CHANGE IN       ACCUMULATION
                                  ACCUMULATION    UNIT VALUE      AVERAGE ANNUAL
                                  UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                  ------------    ------------    --------------
MetLife Stock Index Division...      174.43%          22.36%           22.36%
Calvert Social Balanced
  Division.....................       88.27%          13.48%           13.48%
Calvert Social Mid Cap Growth
  Division.....................      106.56%          15.60%           15.60%
Fidelity Equity-Income
  Division.....................      124.17%          17.51%           17.51%
Fidelity Growth Division.......      155.14%          20.59%           20.59%
Fidelity Overseas Division.....       51.53%           8.66%            8.66%
Fidelity Investment Grade Bond
  Division.....................       31.87%           5.69%            5.69%
Fidelity Asset Manager
  Division.....................       66.69%          10.75%           10.75%

    FOR THE PERIOD INCEPTION TO DECEMBER 31, 1997--FINANCIAL FREEDOM ACCOUNT
                               DEFERRED ANNUITIES


                                                             CHANGE IN
                                             CHANGE IN       ACCUMULATION
                                 INCEPTION   ACCUMULATION    UNIT VALUE      AVERAGE ANNUAL
                                 DATE        UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                 --------    ------------    ------------    --------------
State Street Research Growth
  Division.....................  5/1/96          82.27%          25.23%           25.23%
State Street Research Income
  Division.....................  5/1/96          24.41%           8.53%            8.53%
State Street Research
  Diversified Division.........  5/1/96          55.55%          18.01%           18.01%
State Street Research
  Aggressive Growth Division...  5/1/96          13.55%           4.88%            4.88%
Santander International Stock
  Division.....................  5/1/96         252.10%          18.26%           18.26%
MetLife Stock Index Division...  7/1/91          12.53%           4.52%            4.52%
Janus Mid Cap Division.........  3/3/97          72.90%          34.88%           34.88%
Loomis Sayles High Yield
  Division.....................  3/3/97          -3.50%          -1.93%           -1.93%
T. Rowe Price Small Cap Growth
  Division.....................  3/3/97          20.80%          10.88%           10.88%
Scudder Global Equity
  Division.....................  3/3/97          24.90%          12.92%           12.92%
Harris Oakmark Large Cap Value
  Division.....................  11/9/98         -2.80%            N/A            -2.80%*
Lehman Brothers Aggregate Bond
  Index Division...............  11/9/98          1.20%*           N/A             1.20%*
Morgan Stanley EAFE(Registered)
  Index Division...............  11/9/98          8.00%*           N/A             8.00%*
Neuberger & Berman Partners Mid
  Cap Value Division...........  11/9/98          7.30%*           N/A             7.30%*
Russell 2000 Index Division....  11/9/98          5.30%*           N/A             5.30%*
T. Rowe Price Large Cap Growth
  Division.....................  11/9/98         10.10%*           N/A            10.10%*
Calvert Social Balanced
  Division.....................  7/1/91         134.40%          12.02%           12.02%
Calvert Social Mid Cap Growth
  Division.....................  7/1/91         164.60%          13.84%           13.84%
Fidelity Equity-Income
  Division.....................  7/1/91         236.70%          17.55%           17.55%
Fidelity Growth Division.......  7/1/91         304.90%          20.48%           20.48%
Fidelity Overseas Division.....  7/1/91          98.50%           9.56%            9.56%
Fidelity Investment Grade Bond
  Division.....................  7/1/91          68.40%           7.19%            7.19%
Fidelity Asset Manager
  Division.....................  7/1/91         138.70%          12.29%           12.29%


------------------

* This is not an annualized number because the Division is less than one year old.


       MONEY MARKET DIVISIONS--SEVEN DAY PERIOD ENDING DECEMBER 31, 1998


                                                                  EFFECTIVE
                                                   YIELD           YIELD
                                                  ------------    ------------
VestMet Deferred Annuities.....................       5.51%           5.66%
Enhanced VestMet Deferred Annuities............       6.06%           6.24%
Financial Freedom Account Deferred Annuities...       2.81%           2.85%


FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 1998--VESTMET DEFERRED ANNUITIES


                                                  CHANGE IN        AVERAGE
                                                  ACCUMULATION     ANNUAL
                                                  UNIT VALUE      TOTAL RETURN
                                                  ------------    ------------
Growth Division................................       26.28%          18.35%
Income Division................................        7.76%           1.22%
Diversified Division...........................       17.87%          10.39%
Aggressive Growth Division.....................       12.00%           5.23%
Stock Index Division...........................       26.34%          18.83%

FOR THE PERIOD JANUARY 1, 1994 TO DECEMBER 31, 1998--VESTMET DEFERRED ANNUITIES


                                                  CHANGE IN
                                  CHANGE IN       ACCUMULATION     AVERAGE
                                  ACCUMULATION    UNIT VALUE       ANNUAL
                                  UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                  ------------    ------------    ------------
Growth Division................      140.37%          19.17%          17.95%
Income Division................       33.80%           6.00%           5.05%
Diversified Division...........       88.87%          13.56%          12.29%
Aggressive Growth Division.....       54.06%           9.03%           8.11%
Stock Index Division...........      167.16%          21.72%          20.94%


FOR THE PERIOD JANUARY 1, 1989 TO DECEMBER 31, 1998--VESTMET DEFERRED ANNUITIES


                                                  CHANGE IN
                                  CHANGE IN       ACCUMULATION     AVERAGE
                                  ACCUMULATION    UNIT VALUE       ANNUAL
                                  UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                  ------------    ------------    ------------
Growth Division................      374.20%          16.84%          16.57%
Income Division................      116.29%           8.02%           7.86%
Diversified Division...........      229.28%          12.66%          12.27%
Aggressive Growth Division.....      278.37%          12.23%          14.17%


   FOR THE PERIOD INCEPTION TO DECEMBER 31, 1998--VESTMET DEFERRED ANNUITIES


                                                             CHANGE IN
                                             CHANGE IN       ACCUMULATION     AVERAGE
                                 INCEPTION   ACCUMULATION    UNIT VALUE       ANNUAL
                                 DATE        UNIT VALUE      ANNUALIZED      TOTAL RETURN
                                 --------    ------------    ------------    ------------
Stock Index Division...........  5/1/90         293.80%          17.12%          17.10%


    YIELDS FOR THE 30 DAY PERIOD ENDING DECEMBER 31, 1998--VESTMET DEFERRED
                                   ANNUITIES


     Growth Division...........................................    -0.21%
     Income Division...........................................     4.37%
     Diversified Division......................................     1.86%
     Aggressive Growth Division................................    -1.66%
     Stock Index Division......................................    -0.42%


 FOR THE PERIOD JANUARY 1, 1998 TO DECEMBER 31, 1998--ENHANCED VESTMET DEFERRED
                                   ANNUITIES


                                                  CHANGE IN        AVERAGE
                                                  ACCUMULATION     ANNUAL
                                                  UNIT VALUE      TOTAL RETURN
                                                  ------------    ------------
Growth Division................................       26.98%          19.12%
Income Division................................        8.39%           1.80%
Diversified Division...........................       18.53%          11.16%
Aggressive Growth Division.....................       12.62%           5.81%
Stock Index Division...........................       27.02%          19.46%

             FOR THE PERIOD JANUARY 1, 1994 TO DECEMBER 31, 1998--
                      ENHANCED VESTMET DEFERRED ANNUITIES


                                   CHANGE IN         CHANGE IN           AVERAGE
                                   ACCUMULATION     ACCUMULATION         ANNUAL
                                   UNIT VALUE       UNIT ANNUALIZED     TOTAL RETURN
                                   ------------     ---------------     ------------
Growth Division................       146.97%            19.82%            18.69%
Income Division................        37.51%             6.58%             5.62%
Diversified Division...........        94.00%            14.17%            13.03%
Aggressive Growth Division.....        58.30%             9.62%             8.67%
Stock Index Division...........       174.47%            22.38%            21.60%


             FOR THE PERIOD JANUARY 1, 1989 TO DECEMBER 31, 1998--
                      ENHANCED VESTMET DEFERRED ANNUITIES


                                                     CHANGE IN
                                   CHANGE IN        ACCUMULATION         AVERAGE
                                   ACCUMULATION     UNIT VALUE           ANNUAL
                                   UNIT VALUE       ANNUALIZED          TOTAL RETURN
                                   ------------     ---------------     ------------
Growth Division................       404.57%            17.57%            17.36%
Income Division................       128.72%             8.63%             8.46%
Diversified Division...........       249.04%            13.31%            13.10%
Aggressive Growth Division.....       301.31%            14.91%            14.82%


                FOR THE PERIOD INCEPTION TO DECEMBER 31, 1998--
                      ENHANCED VESTMET DEFERRED ANNUITIES


                                                                CHANGE IN
                                              CHANGE IN        ACCUMULATION         AVERAGE
                                 INCEPTION    ACCUMULATION     UNIT VALUE           ANNUAL
                                 DATE         UNIT VALUE       ANNUALIZED          TOTAL RETURN
                                 --------     ------------     ---------------     ------------
Stock Index Division...........  5/1/90          312.80%            17.76%            17.73%


            YIELDS FOR THE 30 DAY PERIOD ENDING DECEMBER 31, 1998--
                      ENHANCED VESTMET DEFERRED ANNUITIES


     Growth Division...........................................     0.33%
     Income Division...........................................     4.95%
     Diversified Division......................................     2.42%
     Aggressive Growth Division................................    -1.15%
     Stock Index Division......................................     0.13%

                         INDEPENDENT AUDITORS' REPORT

The Contractholders of
Metropolitan Life Separate Account E:

We have audited the accompanying statements of assets and liabilities of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger&Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Variable B, Variable C, Variable D, Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond, Fidelity Asset Manager, Calvert Social Balanced and Calvert Social Mid Cap Growth Divisions of Metropolitan Life Separate Account E (the "Separate Account") as of December 31, 1998 and the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap,
T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger&Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Variable B, Variable C, Variable D, Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond, Fidelity Asset Manager, Calvert Social Balanced and Calvert Social Mid Cap Growth Divisions of Metropolitan Life Separate Account E at December 31, 1998 and the results of their operations for the year then ended and the changes in their net assets for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Denver, Colorado
March 5, 1999

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                      State Street
                           State Street  State Street   Research    State Street
                             Research      Research      Money        Research
                              Growth        Income       Market     Diversified
                             Division      Division     Division      Division
                          -------------- ------------ ------------ --------------
ASSETS:
Investments in
 Metropolitan Series
 Fund, Inc. at Value
 (Note 1A):
State Street Research
 Growth Portfolio
 (70,709,443 Shares;
 cost $2,037,667,170)...  $2,529,998,376          --          --              --
State Street Research
 Income Portfolio
 (35,153,943 Shares;
 cost $450,385,594).....             --  $449,267,390         --              --
State Street Research
 Money Market Portfolio
 (1,379,587 Shares; cost
 $14,668,207)...........             --           --  $14,282,179             --
State Street Research
 Diversified Portfolio
 (124,227,823 Shares;
 cost $2,012,591,007)...             --           --          --   $2,284,549,657
State Street Research
 Aggressive Growth
 Portfolio (41,237,965
 Shares; cost
 $1,044,616,591)........             --           --          --              --
MetLife Stock Index
 Portfolio (81,120,925
 Shares; cost
 $1,863,060,135)........             --           --          --              --
Santander International
 Stock Portfolio
 (17,677,867 Shares;
 cost $230,781,888).....             --           --          --              --
Loomis Sayles High Yield
 Bond Portfolio
 (4,622,343 Shares; cost
 $47,480,459)...........             --           --          --              --
Janus Mid Cap Portfolio
 (19,530,743 Shares;
 cost $265,587,440).....             --           --          --              --
T. Rowe Price Small Cap
 Growth Portfolio
 (13,817,278 Shares;
 cost $161,927,995).....             --           --          --              --
Scudder Global Equity
 Portfolio (8,237,416
 Shares; cost
 $96,456,139)...........             --           --          --              --
Harris Oakmark Large Cap
 Value Portfolio
 (388,299 Shares; cost
 $3,743,705)............             --           --          --              --
Neuberger&Berman
 Partners Mid Cap Value
 Portfolio (301,756
 Shares; cost
 $3,135,708)............             --           --          --              --
T. Rowe Price Large Cap
 Growth Portfolio
 (409,436 Shares; cost
 $4,308,905)............             --           --          --              --
Lehman Brothers
 Aggregate Bond Index
 Portfolio (809,288
 Shares; cost
 $8,174,683)............             --           --          --              --
Morgan Stanley EAFE
 Index Portfolio
 (354,734 Shares; cost
 $3,736,611)............             --           --          --              --
Russell 2000 Index
 Portfolio (613,868
 Shares;
 cost $6,146,811).......             --           --          --              --
                          -------------- ------------ -----------  --------------
   Total investments....   2,529,998,376  449,267,390  14,282,179   2,284,549,657
Cash....................             --           --          --              --
                          -------------- ------------ -----------  --------------
   Total assets.........   2,529,998,376  449,267,390  14,282,179   2,284,549,657
LIABILITIES.............             --           --          --              --
                          -------------- ------------ -----------  --------------
NET ASSETS..............  $2,529,998,376 $449,267,390 $14,282,179  $2,284,549,657
                          ============== ============ ===========  ==============

                       See Notes to Financial Statements.

                                  State Street
                                    Research       MetLife       Santander   Loomis Sayles
 Variable     Variable  Variable   Aggressive       Stock      International  High Yield
     B           C         D         Growth         Index          Stock         Bond
 Division     Division  Division    Division       Division      Division      Division
-----------  ---------- -------- -------------- -------------- ------------- -------------
$90,026,386  $3,260,644 $34,942             --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --   $1,217,757,111            --           --            --
         --         --      --              --  $2,870,058,320          --            --
         --         --      --              --             --  $249,965,034           --
         --         --      --              --             --           --    $38,781,459
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
         --         --      --              --             --           --            --
-----------  ---------- -------  -------------- -------------- ------------   -----------
 90,026,386   3,260,644  34,942   1,217,757,111  2,870,058,320  249,965,034    38,781,459
        --          --      --              --             --           --            --
-----------  ---------- -------  -------------- -------------- ------------   -----------
 90,026,386   3,260,644  34,942   1,217,757,111  2,870,058,320  249,965,034    38,781,459
        --          --      --              --             --           --            --
-----------  ---------- -------  -------------- -------------- ------------   -----------
$90,026,386  $3,260,644 $34,942  $1,217,757,111 $2,870,058,320 $249,965,034   $38,781,459
===========  ========== =======  ============== ============== ============   ===========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                       T. Rowe Price
                             Janus       Small Cap      Scudder    Harris Oakmark
                            Mid Cap       Growth     Global Equity Large Cap Value
                            Division     Division      Division       Division
                          ------------ ------------- ------------- ---------------
ASSETS:
Investments in
 Metropolitan Series
 Fund, Inc. at Value
 (Note 1A):
State Street Research
 Growth Portfolio
 (68,194,026 Shares;
 cost $2,037,667,170)...           --           --            --            --
State Street Research
 Income Portfolio
 (35,153,943 Shares;
 cost $450,385,594).....           --           --            --            --
State Street Research
 Money Market Portfolio
 (1,379,587 Shares; cost
 $14,668,207)...........           --           --            --            --
State Street Research
 Diversified Portfolio
 (124,227,823 Shares;
 cost $2,012,591,007)...           --           --            --            --
State Street Research
 Aggressive Growth
 Portfolio (41,237,965
 Shares; cost
 $1,044,616,591)........           --           --            --            --
MetLife Stock Index
 Portfolio (81,120,925
 Shares;
 cost $1,863,060,135)...           --           --            --            --
Santander International
 Stock Portfolio
 (17,677,867 Shares;
 cost $230,781,888).....           --           --            --            --
Loomis Sayles High Yield
 Bond Portfolio
 (4,622,343 Shares; cost
 $47,480,459)...........           --           --            --            --
Janus Mid Cap Portfolio
 (19,530,743 Shares;
 cost $265,587,440).....  $340,420,858          --            --            --
T.Rowe Price Small Cap
 Growth Portfolio
 (13,817,278 Shares;
 cost $161,927,995).....           --  $169,814,350           --            --
Scudder Global Equity
 Portfolio (8,237,416
 Shares; cost
 $96,456,139)...........           --           --   $101,979,213           --
Harris Oakmark Large Cap
 Value Portfolio
 (388,299 Shares; cost
 $3,743,705)............           --           --            --     $3,766,498
Neuberger&Berman
 Partners Mid Cap Value
 Portfolio (301,756
 Shares; cost
 $3,135,708)............           --           --            --            --
T. Rowe Price Large Cap
 Growth Portfolio
 (409,436 Shares; cost
 $4,308,905)............           --           --            --            --
Lehman Brothers
 Aggregate Bond Index
 Portfolio (809,288
 Shares; cost
 $8,174,683)............           --           --            --            --
Morgan Stanley EAFE(R)
 Index Portfolio
 (354,734 Shares; cost
 $3,736,611)............           --           --            --            --
Russell 2000(R) Index
 Portfolio (613,868
 Shares;
 cost $6,146,811).......           --           --            --            --
                          ------------ ------------  ------------    ----------
   Total investments....   340,420,858  169,814,350   101,979,213     3,766,498
Cash....................           --             4           --            --
                          ------------ ------------  ------------    ----------
   Total assets.........   340,420,858  169,814,354   101,979,213     3,766,498
LIABILITIES.............           --           --            --            --
                          ------------ ------------  ------------    ----------
NET ASSETS..............  $340,420,858 $169,814,354  $101,979,213    $3,766,498
                          ============ ============  ============    ==========

                       See Notes to Financial Statements.

  Neuberger&       T. Rowe Price     Lehman Brothers       Morgan
Berman Partners      Large Cap          Aggregate         Stanley        Russell
 Mid Cap Value        Growth           Bond Index        EAFE Index     2000 Index
   Division          Division           Division          Division       Division
---------------    -------------     ---------------     ----------     ----------
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
         --                --                 --                --             --
  $3,237,844               --                 --                --             --
         --         $4,511,985                --                --             --
         --                --          $8,141,437               --             --
         --                --                 --         $3,831,132            --
         --                --                 --                --      $6,464,027
  ----------        ----------         ----------        ----------     ----------
   3,237,844         4,511,985          8,141,437         3,831,132      6,464,027
         --                --                 --                --             --
  ----------        ----------         ----------        ----------     ----------
   3,237,844         4,511,985          8,141,437         3,831,132      6,464,027
         --                --                 --                --             --
  ----------        ----------         ----------        ----------     ----------
  $3,237,844        $4,511,985         $8,141,437        $3,831,132     $6,464,027
  ==========        ==========         ==========        ==========     ==========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                            Fidelity
                               Fidelity     Equity-      Fidelity    Fidelity
                             Money Market    Income       Growth     Overseas
                               Division     Division     Division    Division
                             ------------ ------------ ------------ -----------
ASSETS:
Investments in Fidelity
 Variable Insurance
 Products Funds At Value
 (Note 1A):
Fidelity Money Market
 Portfolio (1,863,376
 Shares; cost $1,863,376)..   $1,863,376           --           --          --
Fidelity Equity-Income
 Portfolio (5,012,213
 Shares; cost
 $101,649,666).............          --   $127,410,460          --          --
Fidelity Growth Portfolio
 (3,497,446 Shares; cost
 $105,858,708).............          --            --  $156,930,412         --
Fidelity Overseas Portfolio
 (1,156,832 Shares; cost
 $21,491,115)..............          --            --           --  $23,194,484
Fidelity Investment Grade
 Bond Portfolio (727,771
 Shares; cost $8,880,208)..          --            --           --          --
Fidelity Asset Manager
 Portfolio (3,006,739
 Shares; cost $46,546,485).          --            --           --          --
Investments in Calvert
 Variable Series, Inc. at
 Value (Note 1A):
Calvert Social Balanced
 Portfolio (21,133,273
 Shares; cost $38,151,114).          --            --           --          --
Calvert Social Mid Cap
 Growth Portfolio (228,183
 Shares; cost $6,073,395)..          --            --           --          --
                              ----------  ------------ ------------ -----------
   Total investments.......    1,863,376   127,410,460  156,930,412  23,194,484
Cash.......................          --            --           --          --
                              ----------  ------------ ------------ -----------
   Total assets............    1,863,376   127,410,460  156,930,412  23,194,484
LIABILITIES................          --            517        5,416       2,355
                              ----------  ------------ ------------ -----------
NET ASSETS.................   $1,863,376  $127,409,943 $156,924,996 $23,192,129
                              ==========  ============ ============ ===========


                       See Notes to Financial Statements.

 Fidelity                                           Calvert                      Calvert
Investment            Fidelity                      Social                    Social Mid Cap
Grade Bond          Asset Manager                  Balanced                       Growth
 Division             Division                     Division                      Division
----------          -------------                 -----------                 --------------
       --                    --                           --                           --
       --                    --                           --                           --
       --                    --                           --                           --
       --                    --                           --                           --
$9,431,917                   --                           --                           --
       --            $54,602,386                          --                           --
       --                    --                   $45,161,803                          --
       --                    --                           --                    $6,943,606
----------           -----------                  -----------                   ----------
 9,431,917            54,602,386                   45,161,803                    6,943,606
       224                   --                           --                           --
----------           -----------                  -----------                   ----------
 9,432,141            54,602,386                   45,161,803                    6,943,606
       --                  3,726                          --                           --
----------           -----------                  -----------                   ----------
$9,432,141           $54,598,660                  $45,161,803                   $6,943,606
==========           ===========                  ===========                   ==========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                     State Street
                          State Street State Street    Research   State Street
                            Research     Research       Money       Research
                             Growth       Income        Market    Diversified
                            Division     Division      Division     Division
                          ------------ ------------  ------------ ------------
INVESTMENT INCOME
Income:
  Dividends (Note 2)..... $232,551,878 $34,039,105     $730,632   $212,338,252
  Expenses (Note 3)......   27,935,551   4,956,881      221,681     25,203,998
                          ------------ -----------     --------   ------------
Net investment income
 (loss)..................  204,616,327  29,082,224      508,951    187,134,254
                          ------------ -----------     --------   ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions............   26,298,215   1,273,744       34,837      5,466,303
Change in net unrealized
 appreciation
 (depreciation) of
 investments for the
 period..................  280,912,929    (200,044)      (5,989)   134,318,516
                          ------------ -----------     --------   ------------
Net realized and
 unrealized gain (loss)
 on investments (Note
 1B).....................  307,211,144   1,073,700       28,848    139,784,819
                          ------------ -----------     --------   ------------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS......... $511,827,471 $30,155,924     $537,799   $326,919,073
                          ============ ===========     ========   ============

                       See Notes To Financial Statements.

                               State Street
                                 Research     MetLife      Santander   Loomis Sayles
 Variable    Variable Variable  Aggressive     Stock     International  High Yield
     B          C        D        Growth       Index         Stock         Bond
 Division    Division Division   Division     Division     Division      Division
-----------  -------- -------- ------------ ------------ ------------- -------------
$ 8,525,693  $312,967  $3,215  $ 70,493,184 $118,221,173  $ 2,828,105   $ 4,005,614
    829,041       --      --     14,321,888   29,095,218    2,973,351       437,463
-----------  --------  ------  ------------ ------------  -----------   -----------
  7,696,652   312,967   3,215    56,171,296   89,125,955     (145,246)    3,568,151
-----------  --------  ------  ------------ ------------  -----------   -----------
  5,782,962   441,254     --     35,680,553   68,017,631    7,654,046      (343,705)
  6,978,552    70,584   4,467    45,940,529  398,393,213   38,302,726    (7,314,238)
-----------  --------  ------  ------------ ------------  -----------   -----------
 12,761,514   511,838   4,467    81,621,082  466,410,844   45,956,772    (7,657,943)
-----------  --------  ------  ------------ ------------  -----------   -----------
$20,458,166  $824,805  $7,682  $137,792,378 $555,536,799  $45,811,526   $(4,089,792)
===========  ========  ======  ============ ============  ===========   ===========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                       T. Rowe Price
                             Janus       Small Cap      Scudder    Harris Oakmark
                            Mid Cap       Growth     Global Equity Large Cap Value
                           Division      Division      Division     Division(/1/)
                          -----------  ------------- ------------- ---------------
INVESTMENT INCOME
Income:
  Dividends (Note 2)....  $ 1,623,789   $       --    $1,572,951       $ 8,638
  Expenses (Note 3).....    2,531,536     1,596,579    1,021,316         1,984
                          -----------   -----------   ----------       -------
Net investment income
 (loss).................     (907,747)   (1,596,579)     551,635         6,654
                          -----------   -----------   ----------       -------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain
   (loss) from security
   transactions.........    8,354,115    (1,844,850)   3,761,734          (192)
  Change in net
   unrealized
   appreciation
   (depreciation) of
   investments for the
   period...............   66,659,923     7,150,268    5,427,106        22,793
                          -----------   -----------   ----------       -------
  Net realized and
   unrealized gain
   (loss) on investments
   (Note 1B)............   75,014,038     5,305,418    9,188,840        22,601
                          -----------   -----------   ----------       -------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $74,106,291   $ 3,708,839   $9,740,475       $29,255
                          ===========   ===========   ==========       =======

(1)For the period November 9, 1998 to December 31, 1998.

                       See Notes To Financial Statements.

  Neuberger&     T. Rowe Price Lehman Brothers    Morgan                   Fidelity  Fidelity
Berman Partners    Large Cap      Aggregate       Stanley       Russell     Money     Equity-
 Mid Cap Value      Growth       Bond Index     EAFE Index    2000 Index    Market    Income
 Division(/1/)   Division(/1/)  Division(/1/)  Division(/1/) Division(/1/) Division  Division
---------------  ------------- --------------- ------------- ------------- -------- -----------
   $  3,483        $  2,348       $ 47,923        $ 2,591      $  7,732    $87,070  $ 6,959,731
      2,021           2,612          4,926          1,896         3,488     16,254    1,110,289
   --------        --------       --------        -------      --------    -------  -----------
      1,462            (264)        42,997            695         4,244     70,816    5,849,442
   --------        --------       --------        -------      --------    -------  -----------
      5,610             481          8,661          2,965           299        --     2,573,653
    102,136         203,080        (33,246)        94,521       317,216        --     3,204,174
   --------        --------       --------        -------      --------    -------  -----------
    107,746         203,561        (24,585)        97,486       317,515        --     5,777,827
   --------        --------       --------        -------      --------    -------  -----------
   $109,208        $203,297       $ 18,412        $98,181      $321,759    $70,816  $11,627,269
   ========        ========       ========        =======      ========    =======  ===========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                   Calvert
                                                  Fidelity   Fidelity   Calvert     Social
                           Fidelity    Fidelity  Investment   Asset      Social    Mid Cap
                            Growth     Overseas  Grade Bond  Manager    Balanced    Growth
                           Division    Division   Division   Division   Division   Division
                          ----------- ---------- ---------- ---------- ---------- ----------
INVESTMENT INCOME
Income:
  Dividends (Note 2)....  $14,813,607 $1,598,275  $354,170  $6,182,265 $3,265,563 $  813,211
  Expenses (Note 3).....    1,180,765    208,936    74,755     463,773    461,646     50,060
                          ----------- ----------  --------  ---------- ---------- ----------
Net investment income
 (loss).................   13,632,842  1,389,339   279,415   5,718,492  2,803,917    763,151
                          ----------- ----------  --------  ---------- ---------- ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss)
 from security
 transactions...........    3,491,143    924,598    84,679     860,649    404,517    200,832
Change in net unrealized
 appreciation
 (depreciation) of
 investments for the
 period.................   24,850,739     42,139   234,217     149,631  2,341,578    395,768
                          ----------- ----------  --------  ---------- ---------- ----------
Net realized and
 unrealized gain (loss)
 on investments
 (Note 1B)..............   28,341,882    966,737   318,896   1,010,280  2,746,095    596,600
                          ----------- ----------  --------  ---------- ---------- ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $41,974,724 $2,356,076  $598,311  $6,728,772 $5,550,012 $1,359,751
                          =========== ==========  ========  ========== ========== ==========

                       See Notes To Financial Statements.

                           [INTENTIONALLY LEFT BLANK]

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                              State Street Research         State Street Research
                                 Growth Division               Income Division
                          ------------------------------  --------------------------
                           For the Year    For the Year   For the Year  For the Year
                              Ended           Ended          Ended         Ended
                           December 31,    December 31,   December 31,  December 31,
                               1998            1997           1998          1997
                          --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income
  (loss)................  $  204,616,327  $  312,436,131  $ 29,082,224  $ 19,362,568
 Net realized gain
  (loss) from security
  transactions..........      26,298,215       6,497,968     1,273,744      (126,809)
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments...........     280,912,929      48,676,440      (200,044)    7,592,639
                          --------------  --------------  ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     511,827,471     367,610,539    30,155,924    26,828,398
                          --------------  --------------  ------------  ------------
From capital
 transactions:
 Purchases..............     271,042,284     249,917,031    64,640,719    39,798,504
 Redemptions............    (122,272,961)    (77,812,386)  (28,530,070)  (24,359,461)
                          --------------  --------------  ------------  ------------
  Total net purchase
   payments
   (redemptions)........     148,769,323     172,104,645    36,110,649    15,439,043
 Net portfolio
  transfers.............     (26,963,363)     95,147,417    33,277,896   (24,010,205)
 Net other transfers....        (508,271)       (546,518)      (77,316)     (143,664)
                          --------------  --------------  ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........     121,297,689     266,705,544    69,311,229    (8,714,826)
                          --------------  --------------  ------------  ------------
NET CHANGE IN NET
 ASSETS.................     633,125,160     634,316,083    99,467,153    18,113,572
NET ASSETS--BEGINNING OF
 PERIOD.................   1,896,873,216   1,262,557,133   349,800,237   331,686,665
                          --------------  --------------  ------------  ------------
NET ASSETS--END OF
 PERIOD.................  $2,529,998,376  $1,896,873,216  $449,267,390  $349,800,237
                          ==============  ==============  ============  ============

                       See Notes To Financial Statements.

  State Street Research         State Street Research
  Money Market Division         Diversified Division           Variable B Division
--------------------------  ------------------------------  --------------------------
For the Year  For the Year   For the Year    For the Year   For the Year  For the Year
   Ended         Ended          Ended           Ended          Ended         Ended
December 31,  December 31,   December 31,    December 31,   December 31,  December 31,
    1998          1997           1998            1997           1998          1997
------------  ------------  --------------  --------------  ------------  ------------
 $  508,951   $   570,806   $  187,134,254  $  234,482,772  $  7,696,652  $14,044,039
     34,837       (61,502)       5,466,303       1,893,876     5,782,962    3,829,803
     (5,989)      113,994      134,318,516      11,070,885     6,978,552      534,415
 ----------   -----------   --------------  --------------  ------------  -----------
    537,799       623,298      326,919,073     247,447,533    20,458,166   18,408,257
 ----------   -----------   --------------  --------------  ------------  -----------
    255,102       397,750      333,211,219     238,990,700       226,228      326,373
 (3,418,636)   (6,154,143)    (117,752,204)    (81,574,039)  (11,306,407)  (7,677,640)
 ----------   -----------   --------------  --------------  ------------  -----------
 (3,163,534)   (5,756,393)     215,459,015     157,416,661   (11,080,179)  (7,351,267)
  1,749,990     2,578,299       61,274,635      58,667,151            22        1,983
     (3,315)       (3,158)        (673,377)       (236,355)       (2,764)    (170,031)
 ----------   -----------   --------------  --------------  ------------  -----------
 (1,416,859)   (3,181,252)     276,060,273     215,847,457   (11,082,921)  (7,519,315)
 ----------   -----------   --------------  --------------  ------------  -----------
   (879,060)   (2,557,954)     602,979,346     463,294,990     9,375,245   10,888,942
 15,161,239    17,719,193    1,681,570,311   1,218,275,321    80,651,141   69,762,199
 ----------   -----------   --------------  --------------  ------------  -----------
 $
 14,282,179   $15,161,239   $2,284,549,657  $1,681,570,311  $ 90,026,386  $80,651,141
 ==========   ===========   ==============  ==============  ============  ===========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                Variable C Division       Variable D Division
                             ------------------------- -------------------------
                             For the Year For the Year For the Year For the Year
                                Ended        Ended        Ended        Ended
                             December 31, December 31, December 31, December 31,
                                 1998         1997         1998         1997
                             ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income
  (loss)....................  $  312,967   $  611,101    $ 3,215      $ 4,904
 Net realized gain (loss)
  from security
  transactions..............     441,254      137,612        --           --
 Change in net unrealized
  appreciation
  (depreciation) of
  investments...............      70,584       36,345      4,467        1,175
                              ----------   ----------    -------      -------
 Net increase in net assets
  resulting from operations.     824,805      785,058      7,682        6,079
                              ----------   ----------    -------      -------
From capital transactions:
 Purchases..................      25,268          300        --           --
 Redemptions................    (935,863)    (319,697)       --           --
                              ----------   ----------    -------      -------
  Total net purchase
   payments (redemptions)...    (910,595)    (319,397)       --           --
 Net portfolio transfers....        (309)         --         --           --
 Net other transfers........     (11,069)         466        --           --
                              ----------   ----------    -------      -------
 Net increase (decrease) in
  net assets resulting from
  capital transactions......    (921,973)    (318,931)       --           --
                              ----------   ----------    -------      -------
NET CHANGE IN NET ASSETS....     (97,168)     466,127      7,682        6,079
NET ASSETS--BEGINNING OF
 PERIOD.....................   3,357,812    2,891,685     27,260       21,181
                              ----------   ----------    -------      -------
NET ASSETS--END OF PERIOD...  $3,260,644   $3,357,812    $34,942      $27,260
                              ==========   ==========    =======      =======

                       See Notes To Financial Statements.

    State Street Research                  MetLife                        Santander
 Aggressive Growth Division         Stock Index Division        International Stock Division
------------------------------  ------------------------------  ------------------------------
 For the Year    For the Year    For the Year    For the Year    For the Year    For the Year
    Ended           Ended           Ended           Ended           Ended           Ended
 December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
     1998            1997            1998            1997            1998            1997
--------------  --------------  --------------  --------------  --------------  --------------
$   56,171,296  $   34,085,531  $   89,125,955  $   18,962,143  $     (145,246) $   (3,164,216)
    35,680,553      15,321,830      68,017,631       8,877,389       7,654,046      (2,561,487)
    45,940,529      13,987,705     398,393,213     342,650,486      38,302,726      (1,434,374)
--------------  --------------  --------------  --------------  --------------  --------------
   137,792,378      63,395,066     555,536,799     370,490,018      45,811,526      (7,160,077)
--------------  --------------  --------------  --------------  --------------  --------------
   108,436,372     171,573,548     403,472,148     308,799,941      25,765,813      33,496,666
   (78,737,642)    (72,387,858)   (122,924,047)    (68,325,409)    (16,037,510)    (15,919,233)
--------------  --------------  --------------  --------------  --------------  --------------
    29,698,730      99,185,690     280,548,101     240,474,532       9,728,303      17,577,433
  (158,421,934)   (119,817,089)    159,663,776     212,625,487     (33,426,187)    (45,918,018)
      (363,723)         63,854        (770,595)       (335,284)        (84,341)         60,592
--------------  --------------  --------------  --------------  --------------  --------------
  (129,086,927)    (20,567,545)    439,441,282     452,764,735     (23,782,225)    (28,279,993)
--------------  --------------  --------------  --------------  --------------  --------------
     8,705,451      42,827,521     994,978,081     823,254,753      22,029,301     (35,440,070)
 1,209,051,660   1,166,224,139   1,875,080,239   1,051,825,486     227,935,733     263,375,803
--------------  --------------  --------------  --------------  --------------  --------------
$1,217,757,111  $1,209,051,660  $2,870,058,320  $1,875,080,239  $  249,965,034  $  227,935,733
==============  ==============  ==============  ==============  ==============  ==============

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                            Loomis Sayles High Yield           Janus Mid Cap
                                 Bond Division                    Division
                          ----------------------------- -----------------------------
                          For the Year  For the Period  For the Year  For the Period
                             Ended       March 3, 1997     Ended       March 3, 1997
                          December 31,  to December 31, December 31,  to December 31,
                              1998           1997           1998           1997
                          ------------  --------------- ------------  ---------------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income
  (loss)................  $ 3,568,151     $ 1,019,806   $   (907,747)   $     2,109
 Net realized gain
  (loss) from security
  transactions..........     (343,705)        184,410      8,354,115         57,975
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments...........   (7,314,238)     (1,384,762)    66,659,923      8,173,495
                          -----------     -----------   ------------    -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............   (4,089,792)       (180,546)    74,106,291      8,233,579
                          -----------     -----------   ------------    -----------
From capital
 transactions:
 Purchases..............   14,100,048       9,038,204    103,125,247     31,188,159
 Redemptions............   (1,956,958)       (326,516)    (7,555,010)      (611,183)
                          -----------     -----------   ------------    -----------
  Total net purchase
   payments
   (redemptions)........   12,143,090       8,711,688     95,570,237     30,576,976
 Net portfolio
  transfers.............    5,001,434      17,193,951     73,431,163     58,809,887
 Net other transfers....        4,283          (2,649)      (307,458)           183
                          -----------     -----------   ------------    -----------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........   17,148,807      25,902,990    168,693,942     89,387,046
                          -----------     -----------   ------------    -----------
NET CHANGE IN NET
 ASSETS.................   13,059,015      25,722,444    242,800,233     97,620,625
NET ASSETS--BEGINNING OF
 PERIOD.................   25,722,444             --      97,620,625            --
                          -----------     -----------   ------------    -----------
NET ASSETS--END OF
 PERIOD.................  $38,781,459     $25,722,444   $340,420,858    $97,620,625
                          ===========     ===========   ============    ===========

                       See Notes To Financial Statements.

                                                                               Neuberger&
                                                             Harris Oakmark  Berman Partners
       T. Rowe Price                  Scudder Global            Large Cap     Mid Cap Value
 Small Cap Growth Division           Equity Division         Value Division     Division
------------------------------ ----------------------------- --------------- ---------------
For the Year   For the Period  For the Year  For the Period  For the Period  For the Period
   Ended        March 3, 1997     Ended       March 3, 1997  Nov. 9, 1998 to Nov. 9, 1998 to
December 31,   to December 31, December 31,  to December 31,  December 31,    December 31,
    1998            1997           1998           1997            1998            1998
------------   --------------- ------------  --------------- --------------- ---------------
$ (1,596,579)    $  (353,457)  $    551,635    $   285,663     $    6,654      $    1,462
  (1,844,850)      2,457,885      3,761,734        719,374           (192)          5,610
   7,150,268         736,087      5,427,106         95,969         22,793         102,136
------------     -----------   ------------    -----------     ----------      ----------
   3,708,839       2,840,515      9,740,475      1,101,006         29,255         109,208
------------     -----------   ------------    -----------     ----------      ----------
  59,726,669      24,330,706     27,935,594     17,723,159      1,011,345         528,225
  (5,689,823)       (606,809)    (2,923,122)      (497,060)       (12,703)         (8,079)
------------     -----------   ------------    -----------     ----------      ----------
  54,036,846      23,723,897     25,012,472     17,226,099        998,642         520,146
  24,916,661      60,568,369     12,284,725     36,602,047      2,738,739       2,608,509
     (16,742)         35,969         14,374         (1,985)          (138)            (19)
------------     -----------   ------------    -----------     ----------      ----------
  78,936,765      84,328,235     37,311,571     53,826,161      3,737,243       3,128,636
------------     -----------   ------------    -----------     ----------      ----------
  82,645,604      87,168,750     47,052,046     54,927,167      3,766,498       3,237,844
  87,168,750             --      54,927,167            --             --              --
------------     -----------   ------------    -----------     ----------      ----------
$169,814,354     $87,168,750   $101,979,213    $54,927,167     $3,766,498      $3,237,844
============     ===========   ============    ===========     ==========      ==========

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                           T. Rowe Price  Lehman Brothers     Morgan
                             Large Cap    Aggregate Bond   Stanley EAFE    Russell 2000
                          Growth Division Index Division  Index Division  Index Division
                          --------------- --------------- --------------- ---------------
                          For the Period  For the Period  For the Period  For the Period
                          Nov. 9, 1998 to Nov. 9, 1998 to Nov. 9, 1998 to Nov. 9, 1998 to
                           December 31,    December 31,    December 31,    December 31,
                               1998            1998            1998            1998
                          --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income
  (loss)................    $     (264)     $   42,997      $      695      $     4,244
 Net realized gain
  (loss) from security
  transactions..........           481           8,661           2,965              299
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments...........       203,080         (33,246)         94,521          317,216
                            ----------      ----------      ----------      -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............       203,297          18,412          98,181          321,759
                            ----------      ----------      ----------      -----------
From capital
 transactions:
 Purchases..............     1,011,671       2,383,753         939,109        1,458,407
 Redemptions............       (15,197)        (16,786)         (4,888)         (10,084)
                            ----------      ----------      ----------      -----------
  Total net purchase
   payments
   (redemptions)........       996,474       2,366,967         934,221        1,448,323
 Net portfolio
  transfers.............     3,312,056       5,756,044       2,798,711        4,694,140
 Net other transfers....           158              14              19             (195)
                            ----------      ----------      ----------      -----------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........     4,308,688       8,123,025       3,732,951        6,142,268
                            ----------      ----------      ----------      -----------
NET CHANGE IN NET
 ASSETS.................     4,511,985       8,141,437       3,831,132        6,464,027
NET ASSETS--BEGINNING OF
 PERIOD.................           --              --              --               --
                            ----------      ----------      ----------      -----------
NET ASSETS--END OF
 PERIOD.................    $4,511,985      $8,141,437      $3,831,132      $ 6,464,027
                            ==========      ==========      ==========      ===========

                       See Notes To Financial Statements.

                                          Fidelity Equity-
 Fidelity Money Market Division            Income Division        Fidelity Growth Division
 -----------------------------------  --------------------------  --------------------------
  For the Year       For the Year     For the Year  For the Year  For the Year  For the Year
      Ended              Ended           Ended         Ended         Ended         Ended
  December 31,       December 31,     December 31,  December 31,  December 31,  December 31,
      1998               1997             1998          1997          1998          1997
  ------------      ---------------   ------------  ------------  ------------  ------------
 $        70,816    $        51,686   $  5,849,442  $  5,880,062  $ 13,632,842  $  1,847,830
             --                 --       2,573,653       902,758     3,491,143       944,696
             --                 --       3,204,174    12,283,740    24,850,739    14,542,481
 ---------------    ---------------   ------------  ------------  ------------  ------------
          70,816             51,686     11,627,269    19,066,560    41,974,724    17,335,007
 ---------------    ---------------   ------------  ------------  ------------  ------------
       1,265,510          1,709,406     24,530,054    25,190,127    23,670,952    24,392,152
      (1,516,869)          (625,611)    (9,385,105)   (3,436,986)  (11,519,342)   (4,446,973)
 ---------------    ---------------   ------------  ------------  ------------  ------------
        (251,359)         1,083,795     15,144,949    21,753,141    12,151,610    19,945,179
       1,078,004         (1,377,016)    (5,053,322)    3,353,825    (3,683,855)     (655,169)
            (571)              (157)       (64,670)     (136,781)     (105,446)     (196,055)
 ---------------    ---------------   ------------  ------------  ------------  ------------
         826,074           (293,378)    10,026,957    24,970,185     8,362,309    19,093,955
 ---------------    ---------------   ------------  ------------  ------------  ------------
         896,890           (241,692)    21,654,226    44,036,745    50,337,033    36,428,962
         966,486          1,208,178    105,755,717    61,718,972   106,587,963    70,159,001
 ---------------    ---------------   ------------  ------------  ------------  ------------
 $     1,863,376    $       966,486   $127,409,943  $105,755,717  $156,924,996  $106,587,963
 ===============    ===============   ============  ============  ============  ============

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           Fidelity Investment
                        Fidelity Overseas Division         Grade Bond Division
                        -----------------------------   -------------------------
                        For the Year    For the Year    For the Year For the Year
                            Ended           Ended          Ended        Ended
                        December 31,    December 31,    December 31, December 31,
                            1998            1997            1998         1997
                        -------------   -------------   ------------ ------------
INCREASE (DECREASE) IN
 NET ASSETS:
From operations:
 Net investment income
  (loss)............... $   1,389,339   $   1,002,185    $  279,415   $  227,522
 Net realized gain
  (loss) from security
  transactions.........       924,598         216,812        84,679        3,852
 Change in net
  unrealized
  appreciation
  (depreciation) of
  investments..........        42,139         257,625       234,217      189,479
                        -------------   -------------    ----------   ----------
 Net increase
  (decrease) in net
  assets resulting from
  operations...........     2,356,076       1,476,622       598,311      420,853
                        -------------   -------------    ----------   ----------
From capital
 transactions:
 Purchases.............     5,122,845       5,937,652     2,187,773    1,709,517
 Redemptions...........    (1,927,541)       (998,231)     (810,073)    (322,055)
                        -------------   -------------    ----------   ----------
  Total net purchase
   payments
   (redemptions).......     3,195,304       4,939,421     1,377,700    1,387,462
 Net portfolio
  transfers............    (3,286,287)      1,713,260     1,086,486      146,741
 Net other transfers...        (8,379)        (55,988)       (7,460)      (6,024)
                        -------------   -------------    ----------   ----------
 Net increase
  (decrease) in net
  assets resulting from
  capital transactions.       (99,362)      6,596,693     2,456,726    1,528,179
                        -------------   -------------    ----------   ----------
NET CHANGE IN NET
 ASSETS................     2,256,714       8,073,315     3,055,037    1,949,032
NET ASSETS--BEGINNING
 OF PERIOD.............    20,935,415      12,862,100     6,377,104    4,428,072
                        -------------   -------------    ----------   ----------
NET ASSETS--END OF
 PERIOD................ $  23,192,129   $  20,935,415    $9,432,141   $6,377,104
                        =============   =============    ==========   ==========

                       See Notes To Financial Statements.

         Fidelity                  Calvert Social              Calvert Social
  Asset Manager Division          Balanced Division       Mid Cap  Growth Division
 ---------------------------- --------------------------  -------------------------
 For the Year   For the Year  For the Year  For the Year  For the Year For the Year
    Ended          Ended         Ended         Ended         Ended        Ended
 December 31,   December 31,  December 31,  December 31,  December 31, December 31,
     1998           1997          1998          1997          1998         1997
 ------------   ------------  ------------  ------------  ------------ ------------
 $ 5,718,492    $ 4,056,664   $ 2,803,917   $ 2,035,676    $  763,151   $  400,329
     860,649        347,820       404,517       151,820       200,832      100,397
     149,631      3,041,696     2,341,578     2,646,711       395,768      209,797
 -----------    -----------   -----------   -----------    ----------   ----------
   6,728,772      7,446,180     5,550,012     4,834,207     1,359,751      710,523
 -----------    -----------   -----------   -----------    ----------   ----------
   8,448,368      8,743,739     7,171,631     6,187,385     1,423,352    1,282,313
  (3,988,838)    (2,253,580)   (1,653,370)     (788,932)     (451,262)    (249,576)
 -----------    -----------   -----------   -----------    ----------   ----------
   4,459,530      6,490,159     5,518,261     5,398,453       972,090    1,032,737
  (2,379,056)    (1,142,965)       80,963       153,472       485,270     (416,766)
  (2,755,577)      (216,127)     (149,713)      (38,181)      (61,198)      (7,471)
 -----------    -----------   -----------   -----------    ----------   ----------
    (675,103)     5,131,067     5,449,511     5,513,744     1,396,162      608,500
 -----------    -----------   -----------   -----------    ----------   ----------
   6,053,669     12,577,247    10,999,523    10,347,951     2,755,913    1,319,023
  48,544,991     35,967,744    34,162,280    23,814,329     4,187,693    2,868,670
 -----------    -----------   -----------   -----------    ----------   ----------
 $54,598,660    $48,544,991   $45,161,803   $34,162,280    $6,943,606   $4,187,693
 ===========    ===========   ===========   ===========    ==========   ==========

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

Metropolitan Life Separate Account E (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940. Seventeen investment divisions correspond to the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger&Berman Partners Mid Cap, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, and Russell 2000 Index Portfolios of the Metropolitan Series Fund, Inc. (the "Fund"). The assets in the Variable B, Variable C, and Variable D Divisions are restricted to investing in the Growth Portfolio of the Fund. The Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond, and Fidelity Asset Manager Divisions correspond to the Fidelity Money Market, Fidelity Equity-Income, Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond, and Fidelity Asset Manager Portfolios of Fidelity's Variable Insurance Products Fund and Fidelity's Variable Insurance Products Fund II ("Fidelity"). The Calvert Social Balanced Division and Calvert Social Mid Cap Growth Division correspond to the Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth Portfolio, respectively, of the Calvert Variable Series, Inc. ("Calvert"). Each portfolio has specific objectives relative to growth of capital and income.

The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on September 27, 1983, and registered as a unit investment trust on April 6, 1984. The assets of the Separate Account are the property of Metropolitan Life.

A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principals, is set forth below:

1. SIGNIFICANT ACCOUNTING POLICIES

A. Valuation of Investments

  Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. The method used to value the Fund's investments at December 31, 1998 are described in the Fund's 1998 Annual Report.

  Investments in shares of Fidelity are valued at the reported net asset values of the respective portfolios. The methods used to value Fidelity's investments at December 31, 1998 are described in Fidelity's 1998 Annual Report.

  Investments in shares of Calvert are valued at the reported net asset value of the Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth Portfolio. The methods used to value Calvert's investments at December 31, 1998 are described in Calvert's 1998 Annual Report.

B. Security Transactions

  Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

C. Federal Income Taxes

  In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The contracts permit Metropolitan Life to charge against the Separate Account any taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life does not anticipate, under existing law, that any federal income taxes will be charged against the Separate Account in determining the value of amounts under a contract.

D. Purchase Payments

  Purchase payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received, as provided in the prospectus.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                               DECEMBER 31, 1998


E. Accumulation Units

  As of December 31, 1998, there were 365,726,292 Accumulation Units outstanding, which consisted of 67,846,362 Accumulation Units in the State Street Research Growth Division, 21,746,604 Accumulation Units in the State Street Research Income Division, 789,036 Accumulation Units in the State Street Research Money Market Division, 80,677,388 Accumulation Units in the State Street Research Diversified Division, 41,476,716 Accumulation Units in the State Street Research Aggressive Growth Division, 76,083,334 Accumulation Units in the MetLife Stock Index Division, 15,405,742 Accumulation Units in the Santander International Stock Division, 3,990,831 Accumulation Units in the Loomis Sayles High Yield Bond Division, 19,247,722 Accumulation Units in the Janus Mid Cap Division, 13,772,403 Accumulation Units in the T. Rowe Price Small Cap Growth Division, 8,046,645 Accumulation Units in the Scudder Global Equity Division, 376,751 Accumulation Units in the Harris Oakmark Large Cap Value Division, 291,806 Accumulation Units in the Neuberger&Berman Partners Mid Cap Division, 396,403 Accumulation Units in the T. Rowe Price Large Cap Growth Division, 773,140 Accumulation Units in the Lehman Brothers Aggregate Bond Index Division, 328,147 Accumulation Units in the Morgan Stanley EAFE Index Division, 582,684 Accumulation Units in the Russell 2000 Index Division, 166,575 Accumulation Units in the Fidelity Money Market Division, 3,748,774 Accumulation Units in the Fidelity Equity-Income Division, 3,887,397 Accumulation Units in the Fidelity Growth Division, 1,163,136 Accumulation Units in the Fidelity Overseas Division, 559,943 Accumulation Units in the Fidelity Investment Grade Bond Division, 2,296,553 Accumulation Units in the Fidelity Asset Manager Division, 1,809,577 Accumulation Units in the Calvert Social Balanced Division and 262,623 Accumulation Units in the Calvert Social Mid Cap Growth Division. In addition to the above mentioned Accumulation Units, there were cash reserves of $3,344,048 and $34,942 applicable to contracts receiving annuity payout under the Variable Account B Division and Variable Account D Division, respectively, and $19,151,205 in cash reserves for Preference Plus (PPA) Immediate Annuities.

2. DIVIDENDS

  On May 5, 1998, and December 16, 1998, the Fund declared dividends for all shareholders of record on May 7, 1998, and December 23, 1998. The amount of dividends received by the Separate Account from the Fund was $687,319,273. The dividends were paid to MetLife on May 8, 1998, and December 24, 1998 and were immediately reinvested in additional shares of the portfolio in which each of the investment divisions invest. As a result of these reinvestments, number of shares of the Fund held by each of the nineteen investment divisions increased by the following: State Street Research Growth Division 6,352,586 Shares, State Street Research Income Division 2,686,983 Shares, State Street Research Money Market Division 70,679 Shares, State Street Research Diversified Division 11,639,768 Shares, Variable B Division 233,006 Shares, Variable C Division 8,556 Shares, Variable D Division 88 Shares, State Street Research Aggressive Growth Division 2,489,225 Shares, MetLife Stock Index Division 3,349,242 Shares, Santander International Stock Division 202,065 Shares, Loomis Sayles High Yield Bond Division 480,652 Shares, Janus Mid Cap Division 100,049 Shares, Scudder Global Equity Division 128,680 Shares, Harris Oakmark Large Cap Value Division 905 Shares, Neuberger&Berman Partners Mid Cap Value Division 330 Shares, T. Rowe Price Large Cap Value Division 216 Shares, Lehman Brothers Aggregate Bond Index Division 4,802 Shares, Morgan Stanley EAFE Index Division 242 Shares, and Russell 2000 Index Division 766 Shares.

  On the last working day of each month, Fidelity paid Metropolitan Life dividends for the Fidelity Money Market Division. For 1998 the dividends aggregated to $87,070. They were immediately reinvested and increased the number of shares owned by the Fidelity Money Market Division by 87,070 shares.

  On February 6, 1998, Fidelity paid Metropolitan Life a dividend of $29,908,048 for the Fidelity Growth, Fidelity Overseas, Fidelity Investment Grade Bond and Fidelity Asset Manager, and Fidelity Equity-Income Divisions. The dividends were immediately reinvested and increased the number of shares owned as follows: Fidelity Growth Division 440,226 shares, Fidelity Overseas Division 84,924 shares, Fidelity Investment Grade Bond Division 29,441 shares, Fidelity Asset Manager Division 382,329 shares, and Fidelity Equity-Income Division 297,297 shares.

  On December 30, 1998, Calvert paid Metropolitan Life dividends of $4,078,774 for the Calvert Social Balanced Division and for the Calvert Social Mid Cap Growth Division, which were immediately reinvested, increasing the

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                               DECEMBER 31, 1998

number of shares owned by the Calvert Social Balanced Division and the Calvert Social Mid Cap Growth Division by 1,536,013 and 27,344 shares, respectively.

3. EXPENSES

  Metropolitan Life applies a daily charge against the Separate Account for general administrative expenses, and for the mortality and expense risk assumed by Metropolitan Life. This charge is equivalent to an effective annual rate of 1.5% of the average daily values of the assets in the Separate Account for VestMet contracts and 1.25% for Preference Plus contracts. Of this charge, Metropolitan Life estimates .75% is for general administrative expenses for VestMet contracts and .50% is for Preference Plus contracts and .75% is for the mortality and expense risk on both contracts. However, for the enhanced and Financial Freedom Account contracts, the charge is equivalent to an effective annual rate of .95% of the average daily value of the assets for these contracts. Of this charge, Metropolitan Life estimates .20% is for general administrative expenses and .75% is for mortality and expense risk. The Variable B, C, and D contracts are charged for administrative expenses and mortality and expense risk according to the rates under their respective contracts.

4. NEW DIVISIONS

  On March 3, 1997, four divisions were added to the Separate Account: Loomis Sayles High Yield Bond Division, Janus Mid Cap Division, T. Rowe Price Small Cap Growth Division, and Scudder Global Equity Division.

  On November 9, 1998, six divisions were added to the Separate Account:
Harris Oakmark Large Cap Value Division, Neuberger&Berman Partners Mid Cap Value Division, T. Rowe Price Large Cap Growth Division, Lehman Brothers Aggregate Bond Index Division, Morgan Stanley EAFE Index Division, and Russell 2000 Index Division.

5. PORTFOLIO NAME CHANGES

  Effective January 1, 1998, the Acacia Capital Corporation was changed to the Calvert Variable Series, Inc. Concurrently, the Calvert Responsibly Invested Balanced Portfolio and the Calvert Responsibly Invested Capital Accumulation Portfolio names were changed to the Calvert Social Balanced Portfolio and the Calvert Social Mid Cap Growth Portfolio, respectively.

  Effective November 9, 1998, the name of the State Street Research International Stock Portfolio was changed to the Santander International Stock Portfolio.

                      Metropolitan Life Insurance Company

                       Consolidated Financial Statements
                  as of December 31, 1998 and 1997 and for the
                  Years Ended December 31, 1998, 1997 and 1996
                                      and
                          Independent Auditors' Report

                         Independent Auditors' Report

The Board of Directors and Policyholders of
Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of income, equity and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, in 1997 the Company changed the method of accounting for investment income on certain structured securities.

DELOITTE & TOUCHE LLP

New York, New York
February 4, 1999

                      Metropolitan Life Insurance Company

                       CONSOLIDATED STATEMENTS OF INCOME

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                          1998    1997    1996
                                                         ------- ------- -------
REVENUES
Premiums...............................................  $11,503 $11,278 $11,345
Universal life and investment-type product policy fees.    1,360   1,418   1,243
Net investment income..................................   10,228   9,491   8,978
Other revenues.........................................    1,965   1,491   1,246
Net realized investment gains..........................    2,021     787     231
                                                         ------- ------- -------
                                                          27,077  24,465  23,043
                                                         ------- ------- -------
EXPENSES
Policyholder benefits and claims.......................   12,488  12,234  12,286
Interest credited to policyholder account balances.....    2,731   2,884   2,868
Policyholder dividends.................................    1,653   1,742   1,728
Other expenses.........................................    8,118   5,934   4,755
                                                         ------- ------- -------
                                                          24,990  22,794  21,637
                                                         ------- ------- -------
Income before provision for income taxes, discontinued
 operations and extraordinary item.....................    2,087   1,671   1,406
Provision for income taxes.............................      740     468     482
                                                         ------- ------- -------
Income before discontinued operations and extraordinary
 item..................................................    1,347   1,203     924
Loss from discontinued operations......................      --      --       71
                                                         ------- ------- -------
Income before extraordinary item.......................    1,347   1,203     853
Extraordinary item--demutualization expense............        4     --       --
                                                         ------- ------- -------
Net income.............................................  $ 1,343 $ 1,203 $   853
                                                         ======= ======= =======

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                          CONSOLIDATED BALANCE SHEETS

                    December 31, 1998 and 1997 (In millions)

                                                                1998     1997
                                                              -------- --------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value......... $100,767 $ 92,630
  Equity securities, at fair value...........................    2,340    4,250
  Mortgage loans on real estate..............................   16,827   20,193
  Real estate and real estate joint ventures.................    6,287    7,080
  Policy loans...............................................    5,600    5,846
  Other limited partnership interests........................      964      855
  Short-term investments.....................................    1,369      679
  Other invested assets......................................    1,567    4,456
                                                              -------- --------
                                                               135,721  135,989
Cash and cash equivalents....................................    3,301    2,911
Accrued investment income....................................    1,994    1,860
Premiums and other receivables...............................    5,972    3,319
Deferred policy acquisition costs............................    6,560    6,436
Other........................................................    3,448    3,641
Separate account assets......................................   58,350   48,620
                                                              -------- --------
                                                              $215,346 $202,776
                                                              ======== ========
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits....................................... $ 72,701 $ 73,848
Policyholder account balances................................   46,494   48,543
Other policyholder funds.....................................    4,061    3,998
Policyholder dividends payable...............................      947      969
Short-term debt..............................................    3,585    4,587
Long-term debt...............................................    2,903    2,884
Income taxes payable, current and deferred...................      948      952
Other........................................................   10,772    4,650
Separate account liabilities.................................   58,068   48,338
                                                              -------- --------
                                                               200,479  188,769
                                                              -------- --------
Commitments and contingencies (Note 9)

Equity:
Retained earnings............................................   13,483   12,140
Accumulated other comprehensive income.......................    1,384    1,867
                                                              -------- --------
                                                                14,867   14,007
                                                              -------- --------
                                                              $215,346 $202,776
                                                              ======== ========

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                         Accumulated Other Comprehensive Income
                                                         ----------------------------------------------
                                                             Net             Foreign         Minimum
                                                          Unrealized        Currency         Pension
                                  Comprehensive Retained  Investment       Translation      Liability
                          Total      Income     Earnings    Gains          Adjustment       Adjustment
                         -------  ------------- -------- -------------    -------------    ------------
Balance at January 1,
 1996................... $11,754                $10,084    $       1,646     $         24    $        --
Comprehensive income:
 Net income.............     853     $  853         853
                                     ------
 Other comprehensive
  loss:
   Unrealized investment
    losses, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........               (618)                       (618)
   Foreign currency
    translation
    adjustments.........                 (6)                                           (6)
                                     ------
 Other comprehensive
  loss..................    (624)      (624)
                                     ------
   Comprehensive income.             $  229
                         -------     ======     -------    -------------     ------------    ------------
Balance at December 31,
 1996...................  11,983                 10,937            1,028               18             --
Comprehensive income:
 Net income.............   1,203     $1,203       1,203
                                     ------
 Other comprehensive
  income:
   Unrealized investment
    gains, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........                870                          870
   Foreign currency
    translation
    adjustments.........                (49)                                          (49)
                                     ------
 Other comprehensive
  income................     821        821
                                     ------
   Comprehensive income.             $2,024
                         -------     ======     -------    -------------     ------------    ------------
Balance at December 31,
 1997...................  14,007                 12,140            1,898              (31)            --
Comprehensive income:
 Net income.............   1,343     $1,343       1,343
 Other comprehensive
  loss:
   Unrealized investment
    losses, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........               (358)                        (358)
   Foreign currency
    translation
    adjustments.........               (113)                                         (113)
   Minimum pension
    liability
    adjustment..........                (12)                                                          (12)
                                     ------
 Other comprehensive
  loss..................    (483)      (483)
                         -------
                                     ------
   Comprehensive income.             $  860
                         -------                -------    -------------     ------------    ------------
                                     ======
Balance at December 31,
 1998................... $14,867                $13,483    $       1,540     $       (144)   $        (12)
                         =======                =======    =============     ============    ============

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                    1998      1997      1996
                                                  --------  --------  --------
Cash flows from operating activities
Net income....................................... $  1,343  $  1,203  $    853
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization expenses.......       56       (36)      (18)
    Gains from sales of investments and
     businesses, net.............................   (2,629)   (1,018)     (428)
    Change in undistributed income of real estate
     joint ventures and other limited partnership
     interests...................................      (91)      157       (45)
    Interest credited to policyholder account
     balances....................................    2,731     2,884     2,868
    Universal life and investment-type product
     policy fees.................................   (1,360)   (1,418)   (1,243)
    Change in accrued investment income..........     (181)     (215)      350
    Change in premiums and other receivables.....   (2,681)     (792)     (125)
    Change in deferred policy acquisition costs,
     net.........................................     (188)     (159)     (391)
    Change in insurance related liabilities......    1,493     2,364     2,349
    Change in income taxes payable...............      211       (99)     (134)
    Change in other liabilities..................    2,390      (206)      902
    Other, net...................................     (253)      207    (1,250)
                                                  --------  --------  --------
Net cash provided by operating activities........      841     2,872     3,688
                                                  --------  --------  --------
Cash flows from investing activities
  Sales, maturities and repayments of:
    Fixed maturities.............................   57,857    75,346    76,117
    Equity securities............................    3,085     1,821     2,069
    Mortgage loans on real estate................    2,296     2,784     2,380
    Real estate and real estate joint ventures...    1,122     2,046     2,358
    Other limited partnership interests..........      146       166       178
  Purchases of:
    Fixed maturities.............................  (67,543)  (76,603)  (76,225)
    Equity securities............................     (854)   (2,121)   (2,742)
    Mortgage loans on real estate................   (2,610)   (4,119)   (4,225)
    Real estate and real estate joint ventures...     (423)     (624)     (989)
    Other limited partnership interests..........     (723)     (338)     (307)
  Net change in short-term investments...........     (761)       63     1,028
  Net change in policy loans.....................      133        17      (128)
  Proceeds from sales of businesses..............    7,372       274        --
  Net change in investment collateral............    3,769        --        --
  Other, net.....................................     (183)     (378)     (438)
                                                  --------  --------  --------
Net cash provided by (used in) investing
 activities......................................    2,683    (1,666)     (924)
                                                  --------  --------  --------
Cash flows from financing activities
  Policyholder account balances:
    Deposits..................................... $ 19,361  $ 16,061  $ 17,167
    Withdrawals..................................  (21,706)  (18,831)  (19,321)
  Short-term debt, net...........................   (1,001)    1,265        69
  Long-term debt issued..........................      693       989        --
  Long-term debt repaid..........................     (481)     (104)     (284)
                                                  --------  --------  --------
Net cash used in financing activities............   (3,134)     (620)   (2,369)
                                                  --------  --------  --------
Change in cash and cash equivalents..............      390       586       395
Cash and cash equivalents, beginning of year.....    2,911     2,325     1,930
                                                  --------  --------  --------
Cash and cash equivalents, end of year........... $  3,301  $  2,911  $  2,325
                                                  ========  ========  ========
Supplemental disclosures of cash flow
 information:
  Interest....................................... $    367  $    422  $    310
                                                  ========  ========  ========
  Income taxes................................... $    579  $    589  $    497
                                                  ========  ========  ========

Cash paid during the year for:

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Dollar amounts are in millions unless otherwise stated)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance and retirement and savings products and services to corporations and other institutions.

 Basis of Presentation

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  During 1997, management changed to the retrospective interest method of accounting for investment income on structured notes in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income was not material.

 Principles of Consolidation

  The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint ventures in which MetLife has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Minority interest relating to consolidated entities included in other liabilities was $274 and $277 at December 31, 1998 and 1997, respectively.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1998 presentation.

 Investments

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate.

  Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized losses on investments. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

  Policy loans are stated at unpaid principal balances.

  Short-term investments are stated at amortized cost, which approximates fair value.

 Derivative Instruments

  The Company uses derivative instruments to manage market risk through one of four principal risk management strategies: the hedging of invested assets, liabilities, portfolios of assets or liabilities and anticipated transactions. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

  The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has strict policies regarding the financial stability and credit standing of its major counterparties.

  The Company's derivative instruments are designated as hedges and are highly correlated to the underlying risk at contract inception. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. Derivative instruments that lose their effectiveness are marked to market through net investment income.

  Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

  Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income, similar to the accounting for the investment security. Such contracts are accounted for at settlement by recording the purchase of the specified securities at fair value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment income.

  Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expense. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded as an adjustment to the proceeds from disposition.

  The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income, similar to the accounting for the underlying equity securities. Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are split into two components, time value and intrinsic value. Time value is amortized over the life of the applicable derivative instrument. The intrinsic value and any gains or losses relating to these derivative instruments adjust the basis of the underlying asset or liability and are recognized as a component of net investment income over the term of the underlying asset or liability being hedged as an adjustment to the yield.

 Cash and Cash Equivalents

  The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

 Property, Equipment and Leasehold Improvements

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Accumulated depreciation on property and equipment and accumulated amortization of leasehold improvements was $1,048 at both December 31, 1998 and 1997. Related depreciation and amortization expense was $95, $103 and $78 for the years ended December 31, 1998, 1997 and 1996, respectively.

 Deferred Policy Acquisition Costs

  The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

  Deferred policy acquisition costs for property and liability insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

 Other Intangible Assets

  The excess of cost over the fair value of net assets acquired ("goodwill") and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company continually reviews goodwill to assess recoverability from future operations using undiscounted cash flows.

Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. The value of business acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

                                 Value of Business Acquired       Goodwill
                                 --------------------------    ----------------
Years Ended December 31            1998      1997      1996    1998  1997  1996
-----------------------          --------  --------  --------  ----  ----  ----
Net Balance at January 1........ $    498  $    358  $    381  $884  $544  $377
Acquisitions....................       32       176         7    80   387   197
Amortization....................      (55)      (36)      (30)  (59)  (47)  (30)
                                 --------  --------  --------  ----  ----  ----
Net Balance at December 31...... $    475  $    498  $    358  $905  $884  $544
                                 ========  ========  ========  ====  ====  ====
December 31                        1998      1997              1998  1997
-----------                      --------  --------            ----  ----
Accumulated Amortization........ $    142  $     87            $207  $148
                                 ========  ========            ====  ====

 Future Policy Benefits and Policyholder Account Balances

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 2% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5% to 8%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 4% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 8%.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 3% to 17%, less expenses, mortality charges and withdrawals.

  The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year such refinements are made.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

  Premiums related to universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

 Dividends to Policyholders

  Dividends to policyholders are determined annually by the Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Participating Business

  Participating business represented approximately 21% and 22% of the Company's life insurance in-force, and 81% and 87% of the number of life insurance policies in-force, at December 31, 1998 and 1997, respectively. Participating policies represented approximately 39% and 40%, 41% and 41%, and 40% and 44% of gross and net life insurance premiums for the years ended December 31, 1998, 1997 and 1996, respectively.

 Income Taxes

  MetLife and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. Federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended ("the Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets and liabilities.

 Reinsurance

  The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

 Foreign Currency Translation

  Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are generally the functional currencies. Translation adjustments are charged or credited directly to other comprehensive income. Gains and losses from foreign currency transactions are reported in other expenses and were insignificant for all years presented.

 Extraordinary Item--Demutualization Expense

  On November 24, 1998, the Board of Directors authorized management to develop a plan to convert from a mutual life insurance company to a stock life insurance company (the "demutualization"). A final plan to convert to a publicly traded stock company is subject to the approval of the Board of Directors, the policyholders and the New York Superintendent of Insurance ("Superintendent"). The Department has not yet reviewed or approved any materials relating to the demutualization.

  The accompanying consolidated statements of income reflect an extraordinary charge of $4 (net of income taxes of $2) for the year ended December 31, 1998 related to costs associated with the demutualization.

Application of Accounting Pronouncements

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

  In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is required to adopt SFAS 133 as of January 1, 2000. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

  In April 1998, the AICPA issued SOP 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. The Company is required to adopt SOP 98-5 as of January 1, 1999. Adoption of SOP 98-5 is not expected to have a material effect on the Company's consolidated financial statements.

  In March 1998, the AICPA issued SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The Company is required to adopt SOP 98-1 as of January 1, 1999. Adoption of SOP 98-1 is not expected to have a material effect on the Company's consolidated financial statements.

  In December 1997, the AICPA issued SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. The Company is required to adopt SOP 97-3 as of January 1, 1999. Adoption of SOP 97-3 is not expected to have a material effect on the Company's consolidated financial statements.

  In 1998, the Company adopted SFAS 131, Disclosures About Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 establishes standards for reporting financial information and related disclosures about products and services, geographic areas and major customers relating to operating segments in annual financial statements. Adoption of SFAS 131 had no effect on the Company's consolidated financial statements.

  In 1998, the Company adopted SFAS 130, Reporting Comprehensive Income ("SFAS 130"). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Adoption of SFAS 130 had no effect on the Company's consolidated financial statements.

  In 1998, the Company adopted the provisions of SFAS 125 which were deferred by SFAS No. 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. The deferred provisions provide accounting and reporting standards related to repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of the provisions had the effect of increasing assets and liabilities by $3,769 at December 31, 1998 and increasing revenues and expenses by $266 for the year ended December 31, 1998.

2. INVESTMENTS

  The components of net investment income were as follows:

                                                   Years ended December 31,
                                                   ---------------------------
                                                     1998     1997      1996
                                                   --------  -------- --------
      Fixed maturities...........................  $  6,563  $ 6,445  $  6,042
      Equity securities..........................        78       50        60
      Mortgage loans on real estate..............     1,572    1,684     1,523
      Real estate and real estate joint ventures.     1,529    1,718     1,668
      Policy loans...............................       387      368       399
      Other limited partnership interests........       196      302       215
      Cash, cash equivalents and short-term
       investments                                      187      169       214
      Other......................................       841      368       401
                                                   --------  -------  --------
                                                     11,353   11,104    10,522
      Less: Investment expenses..................     1,125    1,613     1,544
                                                   --------  -------  --------
                                                    $10,228  $ 9,491   $ 8,978
                                                   ========  =======  ========

  Net realized investment gains, including changes in valuation allowances, were as follows:

                                                   Years ended December 31,
                                                   ---------------------------
                                                     1998     1997      1996
                                                   --------  -------- --------
      Fixed maturities...........................  $    573  $   118  $    234
      Equity securities..........................       994      224       101
      Mortgage loans on real estate..............        23       56       (86)
      Real estate and real estate joint ventures.       424      446       371
      Other limited partnership interests........        13       12      (129)
      Sale of subsidiaries.......................       531      139       --
      Other......................................        71       23       (33)
                                                   --------  -------  --------
                                                      2,629    1,018       458
      Amounts allocable to:
        Future policy benefit loss recognition...      (300)    (126)     (203)
        Deferred policy acquisition costs........      (240)     (70)       (4)
        Participating pension contracts..........       (68)     (35)      (20)
                                                   --------  -------  --------
                                                    $ 2,021  $   787  $    231
                                                   ========  =======  ========

  The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Fixed maturities.............................  $ 4,809  $ 4,766  $ 2,226
      Equity securities............................      832    1,605      563
      Other invested assets........................      125      294      474
                                                     -------  -------  -------
                                                       5,766    6,665    3,263
                                                     -------  -------  -------
      Amounts allocable to:
        Future policy benefit loss recognition.....   (2,248)  (2,189)  (1,219)
        Deferred policy acquisition costs..........     (902)  (1,147)    (420)
        Participating pension contracts............     (212)    (312)      (9)
      Deferred income taxes........................     (864)  (1,119)    (587)
                                                     -------  -------  -------
                                                      (4,226)  (4,767)  (2,235)
                                                     -------  -------  -------
                                                     $ 1,540  $ 1,898  $ 1,028
                                                     =======  =======  =======

The changes in net unrealized investment gains were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Balance at January 1.........................  $ 1,898  $ 1,028  $ 1,646
      Unrealized investment gains (losses) during
       the year....................................     (899)   3,402   (2,493)
      Unrealized investment (gains) losses relating
       to:
        Future policy benefit loss recognition.....      (59)    (970)     845
        Deferred policy acquisition costs..........      245     (727)     328
        Participating pension contracts............      100     (303)     341
      Deferred income taxes........................      255     (532)     361
                                                     -------  -------  -------
      Balance at December 31.......................  $ 1,540  $ 1,898  $ 1,028
                                                     =======  =======  =======
      Net change in unrealized investment gains....  $  (358) $   870  $  (618)
                                                     =======  =======  =======

 Fixed Maturities and Equity Securities

  Fixed maturities and equity securities at December 31, 1998 were as follows:

                                                            Gross
                                                Cost or   Unrealized  Estimated
                                               Amortized ------------   Fair
                                                 Cost     Gain   Loss   Value
                                               --------- ------- ---- ---------
Fixed Maturities:
  Bonds:
    U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies.................................  $ 6,640  $ 1,117 $ 10 $  7,747
    States and political subdivisions.........      597       26   --      623
    Foreign governments.......................    3,435      254   88    3,601
    Corporate.................................   46,377    2,471  260   48,588
    Mortgage and asset-backed securities         26,456      569   46   26,979
    Other.....................................   12,438    1,069  293   13,214
                                                -------  ------- ---- --------
                                                 95,943    5,506  697  100,752
    Redeemable preferred stocks...............       15      --   --        15
                                                -------  ------- ---- --------
                                                $95,958  $ 5,506 $697 $100,767
                                                =======  ======= ==== ========
  Equity Securities:
    Common stocks.............................  $ 1,286  $   923 $ 77 $  2,132
    Nonredeemable preferred stocks............      222        4   18      208
                                                -------  ------- ---- --------
                                                $ 1,508  $   927 $ 95 $  2,340
                                                =======  ======= ==== ========

  Fixed maturities and equity securities at December 31, 1997 were as follows:

                                                            Gross
                                                Cost or   Unrealized  Estimated
                                               Amortized ------------   Fair
                                                 Cost     Gain   Loss   Value
                                               --------- ------- ---- ---------
Fixed Maturities:
  Bonds:
    U.S. Treasury securities and obligations
     of U. S. government
     corporations and agencies................  $ 8,708  $ 1,010 $  2  $ 9,716
    States and political subdivisions.........      486       22   --      508
    Foreign governments.......................    3,420      371   52    3,739
    Corporate.................................   41,012    2,337  291   43,058
    Mortgage and asset-backed securities......   22,370      579   21   22,928
    Other.....................................   11,374      929  134   12,169
                                                -------  ------- ---- --------
                                                 87,370    5,248  500   92,118
    Redeemable preferred stocks...............      494       19    1      512
                                                -------  ------- ---- --------
                                                $87,864  $ 5,267 $501 $ 92,630
                                                =======  ======= ==== ========
Equity Securities:
    Common stocks.............................  $ 2,444  $ 1,716 $105 $  4,055
    Nonredeemable preferred stocks............      201        5   11      195
                                                -------  ------- ---- --------
                                                $ 2,645  $ 1,721 $116 $  4,250
                                                =======  ======= ==== ========

  The Company held foreign currency derivatives with notional amounts of $716 and $408 to hedge the exchange rate risk associated with foreign bonds at December 31, 1998 and 1997, respectively. The Company also held options with fair values of $(11) and $33 to hedge the market value of common stocks at December 31, 1998 and 1997, respectively.

  At December 31, 1998, fixed maturities held by the Company that were below investment grade or not rated by an independent rating agency totaled $8,289. At December 31, 1998, non-income producing fixed maturities were insignificant.

  The amortized cost and estimated fair value of bonds at December 31, 1998, by contractual maturity date, are shown below:

                                                                       Estimated
                                                             Amortized   Fair
                                                               Cost      Value
                                                             --------- ---------
      Due in one year or less............................... $  2,380  $  2,462
      Due after one year through five years.................   17,062    17,527
      Due after five years through 10 years.................   23,769    24,714
      Due after 10 years....................................   26,276    29,070
                                                             --------  --------
                                                               69,487    73,773
      Mortgage and asset-backed securities..................   26,456    26,979
                                                             --------  --------
                                                             $ 95,943  $100,752
                                                             ========  ========

  Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities were as follows:

                                                       Years ended December
                                                                31,
                                                      -----------------------
                                                       1998    1997    1996
                                                      ------- ------- -------
      Fixed maturities classified as available-for-
       sale:
        Proceeds..................................... $43,828 $67,454 $67,239
        Gross realized gains......................... $   928 $   672 $ 1,067
        Gross realized losses........................ $   355 $   558 $   842
      Fixed maturities classified as held-to-
       maturity:
        Proceeds..................................... $    -- $   352 $ 1,281
        Gross realized gains......................... $    -- $     5 $    10
        Gross realized losses........................ $    -- $     1 $     1
      Equity securities:
        Proceeds..................................... $ 3,085 $ 1,821 $ 2,069
        Gross realized gains......................... $ 1,125 $   293 $   150
        Gross realized losses........................ $   131 $    69 $    49

  During 1997, fixed maturities with an amortized cost of $11,682 were transferred from held-to-maturity to available-for-sale. Other comprehensive income at the date of reclassification was increased by $198 excluding the effects of deferred income taxes and policyholder related amounts.

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 Securities Lending Program

  The Company participates in securities lending programs whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $4,005 and $6,068 and estimated fair value of $4,552 and $6,653 were on loan under the program at December 31, 1998 and 1997, respectively. The Company is liable for cash collateral of $3,769 at December 31, 1998. This liability is included in other liabilities. Rebates of $266 were paid and accrued on the cash collateral for the year ended

December 31, 1998. The rebates paid and accrued during 1998 are included in other operating costs and expenses. Security collateral is returnable on short notice and is not reflected in the consolidated financial statements.

 Statutory Deposits

  The Company had investment assets on deposit with regulatory agencies of $466 and $4,695 as of December 31, 1998 and 1997, respectively.

 Mortgage Loans on Real Estate

  Mortgage loans were categorized as follows:

                                                       December 31,
                                              ----------------------------------
                                                   1998              1997
                                              ----------------  ----------------
                                              Amount   Percent  Amount   Percent
                                              -------  -------  -------  -------
Commercial mortgage loans.................... $12,503     74%   $14,945     73%
Agriculture mortgage loans...................   4,256     25%     3,753     18%
Residential mortgage loans...................     241      1%       272      1%
Other loans..................................      --      --     1,512      8%
                                              -------  ------   -------   -----
                                               17,000    100%    20,482    100%
                                                       ======             =====
Less: Valuation allowances...................     173               289
                                              -------           -------
                                              $16,827           $20,193
                                              =======           =======

  Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 1998, approximately 15%,
9% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $606 and $725 at December 31, 1998 and 1997, respectively.

  Changes in mortgage loan valuation allowances were as follows:

                                               Years ended December
                                                        31,
                                              -------------------------
                                               1998     1997     1996
                                              -------  -------  -------
Balance at January 1......................... $   289  $  469   $   491
Additions....................................      40      61       144
Deductions for writedowns and dispositions...    (130)   (241)     (166)
Deductions for disposition of affiliates.....     (26)     --        --
                                              -------  ------   -------
Balance at December 31....................... $   173  $  289   $   469
                                              =======  ======   =======

  A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                               December 31,
                                              ----------------
                                               1998     1997
                                              -------  -------
Impaired mortgage loans with valuation
 allowances.................................. $   823  $1,231
Impaired mortgage loans without valuation
 allowances..................................     375     306
                                              -------  ------
                                                1,198   1,537
Less: Valuation allowances...................     149     250
                                              -------  ------
                                              $ 1,049  $1,287
                                              =======  ======

  The average recorded investment in impaired mortgage loans on real estate was $1,282, $1,680 and $2,113 for the years ended December 31, 1998, 1997 and 1996, respectively. Interest income on impaired mortgages was $109, $110 and $119 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Restructured mortgage loans on real estate were $1,036 and $1,207 at December 31, 1998 and 1997, respectively. Interest income of $74, $91 and $135 was recognized on restructured loans for the years ended December 31, 1998, 1997 and 1996, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $87, $116 and $198 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Mortgage loans on real estate with scheduled payments 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $65 and $255 as of December 31, 1998 and 1997, respectively.

 Real Estate and Real Estate Joint Ventures

  Real estate and real estate joint ventures consisted of the following:

                                                               December 31,
                                                              ---------------
                                                               1998     1997
                                                              -------  ------
      Real estate and real estate joint ventures held-for-
       investment............................................ $ 6,301  $6,731
      Impairments............................................    (408)   (407)
                                                              -------  ------
                                                                5,893   6,324
                                                              -------  ------
      Real estate and real estate joint ventures held-for-
       sale..................................................     546     915
      Impairments............................................    (119)    (49)
      Valuation allowance....................................     (33)   (110)
                                                              -------  ------
                                                                  394     756
                                                              -------  ------
                                                              $ 6,287  $7,080
                                                              =======  ======

  Accumulated depreciation on real estate was $2,065 and $2,030 at December 31, 1998 and 1997, respectively. Related depreciation expense was $282, $338 and $348 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Real estate and real estate joint ventures were categorized as follows:

                                                           December 31,
                                                  ------------------------------
                                                       1998            1997
                                                  --------------- --------------
                                                  Amount  Percent Amount Percent
                                                  ------- ------- ------ -------
      Office..................................... $ 4,265    68%  $4,730    67%
      Retail.....................................     640    10%     804    11%
      Apartments.................................     418     7%     406     6%
      Land.......................................     313     5%     346     5%
      Agriculture................................     195     3%     214     3%
      Other......................................     456     7%     580     8%
                                                  -------   ---   ------   ---
                                                  $ 6,287   100%  $7,080   100%
                                                  =======   ===   ======   ===

  The Company's real estate holdings are primarily located throughout the United States. At December 31, 1998, approximately 23%, 23% and 12% of the Company's real estate holdings were located in New York, California and Texas, respectively.

  Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                Years ended December 31,
                               ----------------------------
                                 1998      1997      1996
                               --------  --------  --------
      Balance at January 1.... $    110  $    661  $    924
      Additions charged
       (credited) to
       operations.............       (5)      (76)      127
      Deductions for
       writedowns and
       dispositions...........      (72)     (475)     (390)
                               --------  --------  --------
      Balance at December 31.. $     33  $    110  $    661
                               ========  ========  ========

  Investment income (expense) relating to impaired real estate and real estate joint ventures held-for-investment was $105, $28 and $(10) for the years ended December 31, 1998, 1997 and 1996, respectively. Investment income relating to real estate and real estate joint ventures held-for-sale was $3, $11 and $70 for the years ended December 31, 1998, 1997 and 1996, respectively. The carrying value of non-income producing real estate and real estate joint ventures was insignificant at December 31, 1998 and 1997, respectively.

  The Company owned real estate acquired in satisfaction of debt of $154 and $218 at December 31, 1998 and 1997, respectively.

 Direct Financing and Leveraged Leases

  Direct financing and leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                              -------------------------------------------------
                              Direct Financing     Leveraged
                                   Leases           Leases           Total
                              -----------------  --------------  --------------
                               1998     1997      1998    1997    1998    1997
                              -----------------  ------  ------  ------  ------
Investment................... $   --  $   1,137  $1,067  $  851  $1,067  $1,988
Estimated residual values....     --        183     607     641     607     824
                              ------- ---------  ------  ------  ------  ------
                                  --      1,320   1,674   1,492   1,674   2,812
Unearned income..............     --       (261)   (471)   (428)   (471)   (689)
                              ------- ---------  ------  ------  ------  ------
Net investment............... $   --  $   1,059  $1,203  $1,064  $1,203  $2,123
                              ======= =========  ======  ======  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7% to 12%. These receivables are generally collateralized by the related property.

3. DERIVATIVE INSTRUMENTS

  The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments (other than equity options) held at December 31, 1998 and 1997:

                                          1998                                  1997
                          ------------------------------------- -------------------------------------
                                             Current Market or                     Current Market or
                                                 Fair Value                            Fair Value
                                             ------------------                    ------------------
                          Carrying  Notional                    Carrying  Notional
                           Value     Amount  Assets Liabilities  Value     Amount  Assets Liabilities
                          --------  -------- ------ ----------- --------  -------- ------ -----------
Financial futures.......  $      3  $  2,190 $    8 $         6 $     10  $  2,262 $   17 $         7
Foreign exchange
 contracts..............       --        136    --            2      --        150      2         --
Interest rate swaps.....        (9)    1,621     17          50      (11)    1,464      9          28
Foreign currency swaps..        (1)      580      3          62      --        258      3          30
Caps....................       --      8,391    --          --       --      1,545     13         --
Options (fixed income)..       --        --     --          --         2       275    --            2
                          --------  -------- ------ ----------- --------  -------- ------ -----------
Total contractual
 commitments............  $     (7) $ 12,918 $   28 $       120 $      1  $  5,954 $   44 $        67
                          ========  ======== ====== =========== ========  ======== ====== ===========

  The following is a reconciliation of the notional amounts by derivative type and strategy as of December 31, 1998 and 1997:

                          December 31, 1997           Terminations/ December 31, 1998
                           Notional Amount  Additions  Maturities    Notional Amount
                          ----------------- --------- ------------- -----------------
BY DERIVATIVE TYPE
Financial futures.......       $2,262        $25,073    $(25,145)        $ 2,190
Foreign exchange
 contracts..............          150          1,231      (1,245)            136
Interest rate swaps.....        1,464            788        (631)          1,621
Foreign currency swaps..          258            386         (64)            580
Caps....................        1,545          8,250      (1,404)          8,391
Options (fixed income)..          275            --         (275)            --
                               ------        -------    --------         -------
Total contractual
 commitments............       $5,954        $35,728    $(28,764)        $12,918
                               ======        =======    ========         =======
BY STRATEGY
Liability hedging.......       $1,860        $ 8,419    $ (1,538)        $ 8,741
Invested asset hedging..          817          1,666      (1,619)            864
Portfolio hedging.......        2,787         25,643     (25,600)          2,830
Anticipated transaction
 hedging................          490            --           (7)            483
                               ------        -------    --------         -------
Total contractual
 commitments............       $5,954        $35,728    $(28,764)        $12,918
                               ======        =======    ========         =======

  The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 1998:

                                             Remaining Life
                                 ---------------------------------------
                                                       After Five
                                           After One      Years    After
                                 One Year Year Through Through Ten  Ten
                                 or Less   Five Years     Years    Years  Total
                                 -------- ------------ ----------- ----- -------
Financial futures..............    $2,190 $        --  $       --  $ --  $ 2,190
Foreign exchange contracts.....       136          --          --    --      136
Interest rate swaps............       470          774         162   215   1,621
Foreign currency swaps.........        39          182         343    16     580
Caps...........................     1,875        6,496          20   --    8,391
                                 -------- ------------ ----------- ----- -------
Total contractual commitments..    $4,710 $      7,452 $       525 $ 231 $12,918
                                 ======== ============ =========== ===== =======

  In addition to the derivative instruments above, the Company uses equity option contracts as invested asset hedges. There were 92 thousand and 7 million equity option contracts outstanding with carrying values of $(11) and $27 and market values of $(11) and $33, as of December 31, 1998 and 1997, respectively. The outstanding contracts have a remaining life of one year or less as of December 31, 1998.

4. REINSURANCE

  The Company assumes and cedes insurance with other insurance companies. The Company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The amounts in the consolidated statements of income are presented net of reinsurance ceded.

  The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to diversify its risk portfolio.

  The effects of reinsurance were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Direct premiums............................... $12,763  $12,728  $12,452
      Reinsurance assumed...........................     409      360      508
      Reinsurance ceded.............................  (1,669)  (1,810)  (1,615)
                                                     -------  -------  -------
      Net premiums.................................. $11,503  $11,278  $11,345
                                                     =======  =======  =======
      Reinsurance recoveries netted against
       policyholder benefits........................ $ 1,751  $ 1,648  $ 1,667
                                                     =======  =======  =======

  Reinsurance recoverables, included in other receivables, were $2,956 and $1,511 at December 31, 1998 and 1997, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $105 and $158 at December 31, 1998 and 1997, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                       Years ended December
                                                                31,
                                                      -------------------------
                                                       1998     1997     1996
                                                      -------  -------  -------
      Balance at January 1........................... $ 3,655  $ 3,345  $ 3,296
        Reinsurance recoverables.....................    (229)    (215)    (214)
                                                      -------  -------  -------
      Net balance at January 1.......................   3,426    3,130    3,082
                                                      -------  -------  -------
      Incurred related to:
        Current year.................................   2,726    2,855    2,951
        Prior years..................................    (245)      88     (114)
                                                      -------  -------  -------
                                                        2,481    2,943    2,837
                                                      -------  -------  -------
      Paid related to:
        Current year.................................  (1,967)  (1,832)  (1,998)
        Prior years..................................    (853)    (815)    (791)
                                                      -------  -------  -------
                                                       (2,820)  (2,647)  (2,789)
                                                      -------  -------  -------
      Balance at December 31.........................   3,087    3,426    3,130
        Add: Reinsurance recoverables................     233      229      215
                                                      -------  -------  -------
      Balance at December 31......................... $ 3,320  $ 3,655  $ 3,345
                                                      =======  =======  =======

5. INCOME TAXES

  The provision for income taxes was as follows:

                                                               Years ended
                                                               December 31,
                                                             ------------------
                                                              1998   1997  1996
                                                             ------  ----  ----
      Current:
        Federal............................................. $  821  $424  $346
        State and local.....................................     60    10    25
        Foreign.............................................     99    26    27
                                                             ------  ----  ----
                                                                980   460   398
                                                             ------  ----  ----
      Deferred:
        Federal.............................................   (178)  (26)   66
        State and local.....................................     (8)    9     6
        Foreign.............................................    (54)   25    12
                                                             ------  ----  ----
                                                              (240)     8    84
                                                             ------  ----  ----
      Provision for income taxes............................ $  740  $468  $482
                                                             ======  ====  ====

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                              Years ended
                                                              December 31,
                                                           --------------------
                                                            1998    1997   1996
                                                           ------  ------  ----
      Tax provision at U.S. statutory rate................ $  730  $  585  $492
      Tax effect of:
        Tax exempt investment income......................    (40)    (30)  (18)
        Goodwill..........................................      5       9    --
        Surplus tax.......................................     18     (40)   38
        State and local income taxes......................     31      15    23
        Foreign operations................................     12       7    (7)
        Tax credits.......................................    (25)    (15)  (15)
        Prior year taxes..................................      4      (2)  (46)
        Sale of subsidiaries..............................    (19)    (41)   --
        Other, net........................................     24     (20)   15
                                                           ------  ------  ----
      Provision for income taxes.......................... $  740  $  468  $482
                                                           ======  ======  ====

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                           December 31,
                                                           --------------
                                                            1998    1997
                                                           ------  ------
      Deferred income tax assets:
        Policyholder liabilities and receivables.......... $3,239  $3,174
        Net operating losses..............................     22      33
        Employee benefits.................................    174     187
        Non-deductible liabilities........................    441     162
        Other, net........................................    158     223
                                                           ------  ------
                                                            4,034   3,779
        Less: Valuation allowance.........................     21      24
                                                           ------  ------
                                                            4,013   3,755
                                                           ------  ------
      Deferred income tax liabilities:
        Investments.......................................  1,417   1,118
        Deferred policy acquisition costs.................  1,774   1,890
        Net unrealized investment gains...................    864   1,119
        Other, net........................................     18     100
                                                           ------  ------
                                                            4,073   4,227
                                                           ------  ------
      Net deferred income tax liability................... $  (60) $ (472)
                                                           ======  ======

  Foreign net operating loss carryforwards generated a deferred income tax benefit of $21. The Company has recorded a valuation allowance related to these tax benefits. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized at such time management believes that it is more likely than not that the portion of the deferred income tax asset is realizable.

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                                Years ended
                                                               December 31,
                                                              -----------------
                                                              1998   1997  1996
                                                              -----  ----  ----
      Policyholder liabilities and receivables............... $ (65) $(93) $ 27
      Net operating losses...................................    11     5   (19)
      Investments............................................   230   245    (6)
      Deferred policy acquisition costs......................  (116)  (51)   55
      Employee benefits......................................    13   (40)   (4)
      Non-deductible liabilities.............................  (279)  (66)  (24)
      Change in valuation allowances.........................    (3)   10     4
      Other, net.............................................   (31)   (2)   51
                                                              -----  ----  ----
                                                              $(240) $  8  $ 84
                                                              =====  ====  ====

  The Company has been audited by the Internal Revenue Service for the years through and including 1993. The Company is being audited for the years 1994, 1995 and 1996. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

6. EMPLOYEE BENEFIT PLANS

 Pension Benefit and Other Benefit Plans

  The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

  The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                     December 31,
                                           ------------------------------------
                                           Pension Benefits    Other Benefits
                                           ------------------  ----------------
                                             1998      1997     1998     1997
                                           --------  --------  -------  -------
Change in projected benefit obligation:
Projected benefit obligation at beginning
 of year.................................  $  3,523  $  3,268  $ 1,763  $ 1,773
Service cost.............................        88        73       31       30
Interest cost............................       254       244      114      122
Actuarial gain...........................       205       160      (74)     (57)
Divestitures, curtailments and
 terminations............................        24        (9)     (13)       2
Change in benefits.......................        12         6      --        (2)
Benefits paid............................      (245)     (219)    (113)    (105)
                                           --------  --------  -------  -------
Projected benefit obligation at end of
 year....................................     3,861     3,523    1,708    1,763
                                           --------  --------  -------  -------
Change in plan assets:
Contract value of plan assets at
 beginning of year.......................     3,982     3,628    1,004      897
Actual return on plan assets.............       671       566      171      128
Employer contribution....................        15         7       61       84
Benefits paid............................      (245)     (219)    (113)    (105)
Other payments...........................      (100)      --       --       --
                                           --------  --------  -------  -------
Contract value of plan assets at end of
 year....................................     4,323     3,982    1,123    1,004
                                           --------  --------  -------  -------
Over (under) funded......................       462       459     (585)    (759)
Unrecognized net asset at transition.....       (95)     (140)      --       --
Unrecognized net actuarial gains.........       (81)     (109)    (322)    (171)
Unrecognized prior service cost..........       144       150       (3)      (2)
                                           --------  --------  -------  -------
Prepaid (accrued) benefit cost...........  $    430  $    360  $  (910) $  (932)
                                           ========  ========  =======  =======
Qualified plan prepaid pension cost......  $    546  $    516  $   --   $   --
Non-qualified plan accrued pension cost..      (116)     (156)     --       --
                                           --------  --------  -------  -------
Prepaid benefit cost.....................  $    430  $    360  $   --   $   --
                                           ========  ========  =======  =======

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                             Qualified Plan  Non-Qualified Plan        Total
                             --------------- ------------------    -------------
                              1998    1997     1998       1997      1998   1997
                             ------- ------- ---------  ---------  ------ ------
Aggregate projected benefit
 obligation................  $ 3,638 $ 3,170 $     223  $     353  $3,861 $3,523
Aggregate contract value of
 plan assets (principally
 Company contracts)........    4,323   3,831       --         151   4,323  3,982
                             ------- ------- ---------  ---------  ------ ------
Over (under) funded........  $   685 $   661 $    (223) $    (202) $  462 $  459
                             ======= ======= =========  =========  ====== ======

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                      Pension Benefits       Other Benefits
                                    --------------------- --------------------
Weighted average assumptions as of
December 31,                          1998       1997       1998      1997
----------------------------------  --------- ----------- -------- -----------
Discount rate...................... 7%-7.25%  7.25%-7.75%    7%    7.25%-7.75%
Expected return on plan assets.....   8.5%       8.75%    7.25%-9%    8.75%
Rate of compensation increase...... 4.5%-8.5%  4.5%-8.5%    n/a        n/a

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was 6.5% per year for pre-Medicare eligible claims and 6% for Medicare eligible claims in 1998. The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9% in 1997, gradually decreasing to 5.25% over 5 years.

  Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               One      One
                                                             Percent  Percent
                                                             Increase Decrease
                                                             -------- --------
      Effect on total of service and interest cost
       components...........................................   $ 16     $ 18
      Effect on accumulated postretirement benefit
       obligation...........................................   $124     $183

  The components of periodic benefit costs were as follows:

                                         Pension Benefits     Other Benefits
                                         -------------------  ----------------
                                         1998   1997   1996   1998  1997  1996
                                         -----  -----  -----  ----  ----  ----
Service cost............................ $  88  $  73  $  77  $ 31  $ 30  $ 41
Interest cost...........................   254    244    232   114   122   127
Expected return on plan assets..........  (330)  (318)  (273)  (79)  (66)  (58)
Amortization of prior actuarial (gain)
 loss...................................   (11)    (5)   (12)  (12)   (4)    2
Curtailment (credit) cost...............   (10)   --     --      4   --    --
                                         -----  -----  -----  ----  ----  ----
Net periodic benefit cost (credit)...... $  (9) $  (6) $  24  $ 58  $ 82  $112
                                         =====  =====  =====  ====  ====  ====

 Savings and Investment Plans

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $43, $44 and $42 for the years ended December 31, 1998, 1997 and 1996, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and subrental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                     Gross
                                                    Rental Sublease  Rental
                                                    Income  Income  Payments
                                                    ------ -------- --------
         1999...................................... $1,213   $10      $126
         2000......................................  1,150    11       109
         2001......................................  1,052    11        94
         2002......................................    942    10        72
         2003......................................    787     9        51
         Thereafter................................  2,636    35       242

8. DEBT

  Debt consisted of the following:

                                                                   December 31,
                                                                  --------------
                                                                   1998    1997
                                                                  ------- ------
MetLife:
  6.300% surplus notes due 2003.................................. $   397 $  397
  7.000% surplus notes due 2005..................................     249    249
  7.700% surplus notes due 2015..................................     198    198
  7.450% surplus notes due 2023..................................     296    296
  7.875% surplus notes due 2024..................................     148    148
  7.800% surplus notes due 2025..................................     248    248
  Other..........................................................     207    436
                                                                  ------- ------
                                                                    1,743  1,972
                                                                  ------- ------
  Investment Related:
    Exchangeable subordinated debt, interest based on LIBOR plus
     factors, due 1999...........................................     212    374
    Exchangeable subordinated debt, interest rates ranging from
     4.90% to 6.18%, due 2001
     and 2002....................................................     371    --
                                                                  ------- ------
                                                                      583    374
                                                                  ------- ------
Total MetLife....................................................   2,326  2,346
                                                                  ------- ------
Nvest:
  7.060% senior notes due 2003...................................     110    110
  7.290% senior notes due 2007...................................     160    160
                                                                  ------- ------
                                                                      270    270
                                                                  ------- ------
Other Companies:
  Fixed rate notes, interest rates ranging from 6.96% to 8.51%,
   maturity dates ranging from 1999 to 2008                           179    --
  Floating rate notes, interest based on LIBOR plus factors......     --     146
  Other..........................................................     128    122
                                                                  ------- ------
                                                                      307    268
                                                                  ------- ------
Total long-term debt.............................................   2,903  2,884
Total short-term debt............................................   3,585  4,587
                                                                  ------- ------
                                                                  $ 6,488 $7,471
                                                                  ======= ======

  Short-term debt consisted of commercial paper with a weighted average interest rate of 5.31% and 5.75% and a weighted average maturity of 44 and 71 days as of December 31, 1998 and 1997, respectively.

  The Company maintains an unsecured credit facility of $2,000 under which bank loans and other short-term debt are drawn. This facility is maintained for general corporate purposes and to provide additional support to the Company's commercial paper program. At December 31, 1998 there were no outstanding borrowings under the facility.

  Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the Superintendent. Subject to the prior approval of the Superintendent, the 7.45% surplus notes may be redeemed, in whole or in part, at the election of the Company at any time on or after November 1, 2003.

  The exchangeable subordinated debt is payable in cash or by the delivery of the underlying common stock collateral owned by the Company. The value ascribed to the common stock at the date of delivery is the greater of the market value at the date of the debt issuance or date of delivery. The debt provides for additional interest if the market value of the common stock appreciates above certain levels at the date of delivery as compared with the market value at the date of issuance.

  The aggregate maturities of long-term debt are $413 in 1999, $45 in 2000, $191 in 2001, $221 in 2002, $527 in 2003 and $1,518 thereafter.

  Interest expense related to the Company's outstanding indebtedness was $333, $344 and $311, for the years ended December 31, 1998, 1997 and 1996, respectively.

9. COMMITMENTS AND CONTINGENCIES

 Litigation

  The Company and certain of its subsidiaries are currently defendants in approximately 400 lawsuits, including over 40 putative or certified class action lawsuits, raising allegations of improper marketing and sales of individual life insurance or annuities (hereafter "sales practices claims"). Two of these putative class actions are filed in Canada and the remainder are filed in the United States. These cases are brought by or on behalf of policyholders and others and allege, among other claims, that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure concerning the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. The classes proposed in the pending class actions are defined broadly enough, in the aggregate, to include a substantial number of active and lapsed policyholders who purchased individual life insurance policies from the Company during the 1980's and 1990's. In California, Ohio and West Virginia, courts have certified or deemed certifiable classes on behalf of policyholders in those states who allegedly did not receive proper notice of replacement. A Federal Court in Massachusetts has certified a mandatory class involving certain former policyholders of New England Mutual Life Insurance Company which merged into the Company in 1996. The United States Court of Appeals remanded the case to the trial court for further consideration. A number of the sales practices claims pending in federal courts have been consolidated as a multidistrict proceeding for pre-trial purposes in the United States District Court for the Western District of Pennsylvania and, as to former New England Mutual Life Insurance Company policyholders, in the United States District Court in Massachusetts. In another case, a New York federal court has certified or conditionally certified some subclasses of purchasers of the Company's policies and annuity contracts outside the United States. While most of these cases are in the early stages of litigation, they seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sale of individual life insurance may be commenced in the future.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the Company's sales of individual life insurance or annuities, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. Over the past several years, a number of investigations by other regulatory authorities have been resolved by the Company for monetary payments and certain other relief.

  The Company is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. The Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of the Company's employees during the period from the 1920's through approximately the 1950's and alleging that the Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against the Company have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While the Company believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect thereof, most of the cases have been resolved by settlements. The Company intends to continue to exercise its best judgment regarding settlement or defense of such cases. The number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the Company is uncertain. Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously resolved dispute with its primary, umbrella and first level excess liability insurance carriers. The Company is presently in litigation with several of its excess liability insurers regarding amounts payable under the Company's policies with respect to coverage for these claims.

  The Company believes that the claims and the amount of damages asserted in the aforementioned sales practices and asbestos personal injury litigations are without merit, and it intends to continue to defend its interests vigorously.

  During 1998, the Company obtained certain excess reinsurance and insurance policies providing coverage for risks associated primarily with sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. In 1998, the Company recorded a charge of $1,715, included in other expenses, for related insurance and reinsurance premiums and for potential liabilities related to certain of these claims.

  Various litigation, claims and assessments against the Company, in addition to the aforementioned and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's financial position. However, given the large and/or indeterminable amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results in particular quarterly or annual periods.

 Year 2000

  The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $210 (unaudited) of which approximately $149 has been incurred through December 31, 1998.

 Guaranty Funds

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of $35, $23 and $25 in 1998, 1997 and 1996, respectively, of which $24, $20 and $19 were estimated to be credited against future premium taxes.

10. OTHER EXPENSES

  Other expenses were comprised of the following:

                                                        Years ended December
                                                                31,
                                                       ------------------------
                                                        1998     1997    1996
                                                       -------  ------  -------
        Compensation.................................. $ 2,478  $2,072  $ 1,813
        Commissions...................................     902     766      722
        Interest and debt issue costs.................     379     453      311
        Amortization of policy acquisition costs......     587     771      633
        Capitalization of policy acquisition costs....  (1,025) (1,000)  (1,028)
        Rent, net of sublease.........................     155     179      183
        Minority interest.............................      67      56       30
        Restructuring charge..........................      81     --       --
        Other.........................................   4,494   2,637    2,091
                                                       -------  ------  -------
                                                       $ 8,118  $5,934  $ 4,755
                                                       =======  ======  =======

11. DISCONTINUED OPERATIONS

  The 1996 loss from discontinued operations resulted from the finalization of the transfer of certain group medical contracts in connection with the Company's disposal of its group medical benefits business during 1995. The components of discontinued operations for the year ended December 31, 1996 were as follows:

        Loss from discontinued operations, net of
         income tax benefit of $18........................................ $ 52
        Loss on disposal of discontinued operations, net of
         income tax benefit of $11........................................   19
                                                                           ----
        Loss from discontinued operations................................. $ 71
                                                                           ====

12. CONSOLIDATED CASH FLOW INFORMATION

  During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and substantially all of its Canadian and Mexican insurance operations, which resulted in realized investment gains of $531. During 1997, the Company sold its United Kingdom insurance operations, which resulted in a realized investment gain of $139. Such sales caused a reduction in assets by $10,663 and $4,342 and liabilities by $3,691 and $4,207 in 1998 and 1997, respectively.

  In 1997, the Company also acquired assets of $3,777 and assumed liabilities of $3,347, through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values.

  Real estate of $69, $151 and $189 was acquired in satisfaction of debt for the years ended December 31, 1998, 1997 and 1996, respectively.

13. FAIR VALUE INFORMATION

  The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments were as follows:

                                                                       Estimated
                                                     Notional Carrying   Fair
                                                      Amount   Value     Value
December 31, 1998                                    -------- -------- ---------
Assets:
  Fixed maturities..................................   $      $100,767 $100,767
  Equity securities.................................             2,340    2,340
  Mortgage loans on real estate.....................            16,827   17,793
  Policy loans......................................             5,600    6,143
  Short-term investments............................             1,369    1,369
  Cash and cash equivalents.........................             3,301    3,301
  Mortgage loan commitments.........................    472        --        14
Liabilities:
  Policyholder account balances.....................            37,088   37,304
  Short-term debt...................................             3,585    3,585
  Long-term debt....................................             2,903    2,995
                                                                       Estimated
                                                     Notional Carrying   Fair
                                                      Amount   Value     Value
December 31, 1997                                    -------- -------- ---------
Assets:
  Fixed maturities..................................   $      $ 92,630 $ 92,630
  Equity securities.................................             4,250    4,250
  Mortgage loans on real estate.....................            20,193   21,084
  Policy loans......................................             5,846    6,110
  Short-term investments............................               679      679
  Cash and cash equivalents.........................             2,911    2,911
  Mortgage loan commitments.........................    334        --         4
Liabilities:
  Policyholder account balances.....................            37,034   37,265
  Short-term debt...................................             4,587    4,587
  Long-term debt....................................             2,884    2,939

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

 Fixed Maturities and Equity Securities

  The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

 Mortgage Loans on Real Estate and Mortgage Loan Commitments

  Fair values for mortgage loans on real estate and mortgage loan commitments are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

 Policy Loans

  Fair values for policy loans are estimated by discounting expected future cash flows using U.S. treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

 Cash and Cash Equivalents and Short-term Investments

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 Policyholder Account Balances

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

 Short-term and Long-term Debt

  The fair values of short-term and long-term debt are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

 Derivative Instruments

  The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

14. STATUTORY FINANCIAL INFORMATION

  The reconciliation of MetLife's statutory surplus and net change in statutory surplus, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                        December 31,
                                                       ----------------
                                                        1998     1997
                                                       -------  -------
Statutory surplus..................................... $ 7,388  $ 7,378
GAAP adjustments for:
  Future policy benefits and policyholder account
   balances...........................................  (6,830)  (6,807)
  Deferred policy acquisition costs...................   6,560    6,438
  Deferred income taxes...............................     295     (242)
  Valuation of investments............................   3,981    3,474
  Statutory asset valuation reserves..................   3,381    3,854
  Statutory interest maintenance reserve..............   1,486    1,261
  Surplus notes.......................................  (1,595)  (1,555)
  Other, net..........................................     201      206
                                                       -------  -------
Equity................................................ $14,867  $14,007
                                                       =======  =======
                                                       Years ended December
                                                                31,
                                                       -----------------------
                                                        1998     1997    1996
                                                       -------  -------  -----
Net change in statutory surplus....................... $    10  $   227  $ 366
GAAP adjustments for:
  Future policy benefits and policyholder account
   balances...........................................     127      (38)  (165)
  Deferred policy acquisition costs...................     224      149    391
  Deferred income taxes...............................     234       62    (74)
  Valuation of investments............................   1,158     (387)   (84)
  Statutory asset valuation reserves..................    (461)   1,136    599
  Statutory interest maintenance reserve..............     312       53     19
  Other, net..........................................    (261)       1   (199)
                                                       -------  -------  -----
Net income............................................ $ 1,343  $ 1,203  $ 853
                                                       =======  =======  =====

15. SEPARATE ACCOUNTS

  Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $39,490 and $32,893 at December 31, 1998 and 1997, respectively, in which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $18,578 and $15,445 at December 31, 1998 and 1997, respectively, in which MetLife contractually guarantees either a minimum return or account value to the policyholder.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $413, $287 and $216 in 1998, 1997 and 1996, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rate credited on these contracts was 7% at December 31, 1998. The assets that support these liabilities were comprised of $16,639 in fixed maturities as of December 31, 1998. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

16. OTHER COMPREHENSIVE INCOME

  The following tables set forth the reclassification adjustments required for the years ended December 31, 1998, 1997 and 1996 to avoid double-counting in comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                       1998     1997     1996
                                                      -------  -------  -------
Holding gains (losses) on investments arising during
 the year...........................................  $ 1,556  $ 4,479  $(1,494)
Income tax effect of holding gains or losses........     (646)  (1,698)     550
Transfer of securities from held-to-maturity to
 available-for-sale:
  Holding gains on investments......................       --      198       --
  Income tax effect.................................       --      (75)      --
Reclassification adjustments:
  Realized holding gains included in current year
   net income.......................................   (2,043)    (868)    (367)
  Amortization of premium and discount on
   investments......................................     (411)    (406)    (631)
  Realized holding gains (losses) allocated to other
   policyholder amounts.............................      608      231      227
  Income tax effect.................................      766      394      285
Allocation of holding (gains) losses on investments
 relating to other
 policyholder amounts...............................     (322)  (2,231)   1,286
Income tax effect of allocation of holding gains and
 losses to other
 policyholder amounts...............................      134      846     (474)
                                                      -------  -------  -------
Net unrealized investment (losses) gains............     (358)     870     (618)
                                                      -------  -------  -------
Foreign currency translation adjustments arising
 during the year....................................     (115)     (46)      (6)
Reclassification adjustment for sale of investment
 in foreign operation...............................        2       (3)      --
                                                      -------  -------  -------
Foreign currency translation adjustment.............     (113)     (49)      (6)
                                                      -------  -------  -------
Minimum pension liability adjustment................      (12)      --       --
                                                      -------  -------  -------
Other comprehensive (loss) income...................  $  (483) $   821  $  (624)
                                                      =======  =======  =======

17. RESTRUCTURING

  During 1998, the Company restructured headquarters operations and consolidated certain agencies and other operations. The impacts of these actions on a segment basis are as follows:

                                                  Severance
                                                 and Related   Facility
                                       Number of Termination Consolidation
                                       Positions    Costs        Costs     Total
                                       --------- ----------- ------------- -----
Individual............................     488       $15          $16       $31
Institutional.........................     320         8            2        10
Auto & Home...........................     357         4           --         4
Corporate and Other...................   1,102        30            6        36
                                         -----       ---          ---       ---
                                         2,267       $57          $24       $81
                                         =====       ===          ===       ===

  These programs are expected to be completed by the third quarter of 1999. As of December 31, 1998, $28 of these restructuring costs had been paid and the unpaid balance was $53.

18. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe and Asia. The Company's business is divided into six segments: Individual, Institutional, Auto & Home, International, Asset Management and Corporate. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

  Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personnel excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals. Asset Management provides a broad variety of asset management products and services to individuals and institutions such as mutual funds for savings and retirement needs, commercial real estate advisory and management services, and institutional and retail investment management. Through its Corporate segment, the Company reports items that are not allocated to any of the business segments.

  Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 1998, 1997 and 1996. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company has divested operations that did not meet targeted rates of return, including its medical insurance operations, commercial leasing business, and insurance operations in the United Kingdom and substantially all of its Canadian operations. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items to the Corporate segment.

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1998      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,381      $ 5,101    $1,403     $ 618       $  --     $   --       $   --     $11,503
Universal life and
 investment-type product
 policy fees                   817          475        --        68          --         --           --       1,360
Net investment income...     5,501        3,864        81       343          76        808         (445)     10,228
Other revenues..........       523          574        36        33         814         35          (50)      1,965
Net realized investment
 gains..................       663          552       122       117          --        683         (116)      2,021
Policyholder benefits
 and claims.............     4,659        6,373       869       597          --        (10)          --      12,488
Interest credited to
 policyholder account
 balances...............     1,443        1,199        --        89          --         --           --       2,731
Policyholder dividends..     1,447          142        --        64          --         --           --       1,653
Other expenses..........     2,609        1,592       546       352         799      2,632         (412)      8,118
Income before provision
 for income taxes.......     1,727        1,260       227        77          91     (1,096)        (199)      2,087
Income after provision
 for income taxes.......     1,091          833       161        56          47       (675)        (166)      1,347
Total assets............   103,974       88,356     2,771     3,432       1,165     20,652       (5,004)    215,346
Deferred policy
 acquisition costs......     6,255           43        57       205          --         --           --       6,560
Separate account assets.    23,038       35,286        --        26          --         --           --      58,350
Policyholder
 liabilities............    71,989       49,045     1,477     2,043          --          1         (352)    124,203
Separate account
 liabilities............   $23,013      $35,029    $   --     $  26       $  --     $   --       $   --     $58,068

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1997      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,327      $ 4,689    $1,354     $ 908       $  --     $   --       $   --     $11,278
Universal life and
 investment-type product
 policy fees............       855          426        --       137          --         --           --       1,418
Net investment income...     4,754        3,754        71       504          87        895         (574)      9,491
Other revenues..........       338          357        25        54         682         19           16       1,491
Net realized investment
 gains..................       356           45         9       142          --        326          (91)        787
Policyholder benefits
 and claims.............     4,597        5,934       834       869          --         --           --      12,234
Interest credited to
 policyholder account
 balances...............     1,428        1,319        --       137          --         --           --       2,884
Policyholder dividends..     1,340          305        --        97          --         --           --       1,742
Other expenses..........     2,384        1,178       520       497         679      1,118         (442)      5,934
Income before provision
 for income taxes.......       881          535       105       145          90        122         (207)      1,671
Income after provision
 for income taxes.......       603          339        74       126          52        210         (201)      1,203
Total assets............    95,990       83,481     2,542     7,412       1,147     18,494       (6,290)    202,776
Deferred policy
 acquisition costs......     5,912           40        56       428          --         --           --       6,436
Separate account assets.    17,368       30,732        --       520          --         --           --      48,620
Policyholder
 liabilities............    70,686       49,550     1,509     5,615          --          1           (3)    127,358
Separate account
 liabilities............   $17,345      $30,473    $   --     $ 520       $  --     $   --       $   --     $48,338

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1996      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,559      $ 4,676    $1,316    $  794        $--      $   --       $   --     $11,345
Universal life and
 investment-type product
 policy fees............       729          375        --       139         --          --           --       1,243
Net investment income...     4,604        3,446        71       523         60         761         (487)      8,978
Other revenues..........        74          475        26        37        495          89           50       1,246
Net realized investment
  gains (losses) .......       282           28        24        13         --        (112)          (4)        231
Policyholder benefits
 and claims.............     4,690        6,006       891       700         --          (1)          --      12,286
Interest credited to
 policyholder account
 balances                    1,354        1,358        --       156         --          --           --       2,868
Policyholder dividends..     1,333          284        --       111         --          --           --       1,728
Other expenses..........     2,019        1,008       490       418        498         706         (384)      4,755
Income before provision
 for income taxes.......       852          344        56       121         57          33          (57)      1,406
Income after provision
 for income taxes.......       511          217        34        86         47          85          (56)        924
Total assets............    86,042       75,872     2,801    11,714        901      18,900       (6,954)    189,276
Deferred policy
 acquisition costs......     6,495           29        56       647         --          --           --       7,227
Separate account assets.    12,403       27,715        --     3,645         --          --           --      43,763
Policyholder
 liabilities............    67,220       48,253     1,562     6,045         --           1          (55)    123,026
Separate account
 liabilities............   $12,386      $27,368    $   --    $3,645        $--      $   --       $   --     $43,399

  The individual segment includes an equity ownership interest in Nvest Companies, L.P. ("Nvest") under the equity method of accounting. Nvest has been included within the asset management segment due to the types of products and strategies employed by the entity. The individual segment's equity in earnings of Nvest, which is included in net investment income, was $49, $45 and $43 for the years ended December 31, 1998, 1997 and 1996, respectively. The investment in Nvest was $252, $216 and $152 at December 31, 1998, 1997 and 1996, respectively.

  Net investment income and net realized investment gains are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

  The consolidation/elimination column includes the elimination of all intersegment amounts and the individual segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

  Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $25,643, $22,664 and $21,762 for the years ended December 31, 1998, 1997 and 1996, respectively, which represented 96%, 93% and 94%, respectively, of consolidated revenues.

                                    PART II
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS


          The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:



            Metropolitan Life Separate Account E
               Independent Auditors' Report


            Financial Statements for the Years Ended December 31, 1998 and 1997 Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to Financial Statements


            Metropolitan Life Insurance Company
               Independent Auditors' Report



            Financial Statements for the Years Ended December 31, 1998, 1997 and
              1996
Consolidated Balance Sheets
Consolidated Statements of Income
Consolidated Statements of Cash Flow
Consolidated Statements of Equity
Notes to Consolidated Financial Statements


     (B) EXHIBITS

(1)              -- Resolution of the Board of Directors of Metropolitan Life
                    establishing Separate Account E.(2)
(2)              -- Not applicable.
(3)(a)           -- Not applicable.
   (b)           -- Form of Selected Broker Agreement.(2)
   (c)           -- Participation Agreement--Calvert.(5)
   (d)           -- Participation Agreements--Fidelity Distributors Corp.(5)
   (d)(i)        -- Supplemental Agreements--Fidelity
(4)(a)           -- Amended Form of IRC Section 401 Group Annuity Contract
                    (VestMet).(5)
   (a)(i)        -- Form of IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Version 2).(5)
   (a)(ii)       -- Form of IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Allocated and Unallocated).(5)
   (a)(iii)      -- Form IRC Section 401 Individual Annuity Contract (Preference
                    Plus).(5)
   (a)(iv)       -- Form IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Oregon).(2)
   (a)(v)        -- Form IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Allocated).(4)
   (a)(vi)       -- Form IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Allocated) (New York).(4)
   (a)(vii)      -- Form of Certificate under IRC Section 401 Group Annuity
                    Contract (Preference Plus) (New York).(4)
   (b)           -- Amended Form of IRC Section 403(b) Group Annuity Contract
                    (VestMet).(5)
   (b)(i)        -- Amended Form of IRC Section 403(b) Group Annuity Contract
                    (Preference Plus).(5)
   (b)(i)(A)     -- Form of IRC Section 403(b) Group Annuity Contract (Financial
                    Freedom-LIJ).(5)
   (b)(i)(B)     -- Form of IRC Section 403(b) Group Annuity Contract (Enhanced
                    Preference Plus Contract-Montefiore Medical Center,
                    Maimonides Medical Center, The Mount Sinai Hospital).(2)

   (b)(i)(C)     -- Form of IRC Section 403(b) Group Annuity Contract (Financial
                    Freedom Account) (New Jersey-ABP).(4)
   (b)(i)(D)     -- Form of IRC Section 403(b) Group Annuity Contract (Financial
                    Freedom Account) (Texas-ORP).(4)
   (b)(i)(E)     -- Form of IRC Section 403(b) Individual Annuity Contract
                    (Preference Plus) (Oregon).(4)
   (b)(ii)       -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (VestMet).(5)
   (b)(iii)      -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus) (Version 2).(5)
   (b)(iii)(A)   -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus) (Versions 1 and 2).(5)
   (b)(iii)(B)   -- Amended Form of Certificate under IRC Section 403(b) Group
                    Annuity Contract (Preference Plus) (New York).(5)
   (b)(iii)(C)   -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Financial Freedom Account).(5)
   (b)(iii)(D)   -- Forms of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus--Enhanced TSA Preference Plus
                    Contract).(5)
   (b)(iii)(E)   -- Amended Form of Certificate under IRC Section 403(b) Group
                    Annuity Contract (Preference Plus).(5)
   (b)(iii)(F)   -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Chapman).(5)
   (b)(iii)(G)   -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus, Enhanced Preference Plus,
                    Financial Freedom) (Oregon).(2)
   (b)(iii)(H)   -- Form of Endorsement under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus).(2)
   (b)(iii)(I)   -- Form of Endorsement under Section 403(b) Group Annuity
                    Contract (Preference Plus, Enhanced Preference Plus,
                    Financial Freedom).(2)
   (b)(iv)       -- Form of Texas Rider for Certificate under IRC
                    Section 403(b) Group Annuity Contract (VestMet).(5)
   (b)(v)        -- Form of Texas Endorsement for Certificate under IRC
                    Section 403(b) Group Annuity Contract (Preference Plus).(5)
   (b)(vi)       -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Financial Freedom Account) (New Jersey-ABP).(4)
   (b)(vii)      -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Enhanced Preference Plus) (Oregon).(4)
   (b)(viii)     -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Financial Freedom) (Texas-ORP).(4)
   (b)(ix)       -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Financial Freedom Account) (Texas-ORP).(4)
   (b)(x)        -- Forms of Endorsement under IRC Section 403(b) Group Annuity
                    Contract, 403(a) Group Annuity Contract and Individual
                    Retirement Annuity Contract.4,5
   (b)(xi)       -- Forms of Endorsement under IRC Section 403(b) Group Annuity
                    Contract.4,5
   (b)(xii)      -- Forms of Endorsement under IRC Section 403(b) for Annuity
                    Contract (VestMet)--Forms R.S.1208 and G.20247-567(7)
   (b)(xiii)     -- Forms of Endorsement under IRC Section 408(b) for Flexible
                    Contribution Individual Retirement Annuity (38PP-90(IRA-1), and (G.4333-15, G.4333 (IRA/ENH)--Forms R.S.1228 and
                    G.20247-568(7)
   (b)(xiv)      -- Form of Endorsement under IRC Section 403(b)
                    (G.4333-7)--Form G.20247.563(7)
   (c)           -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (VestMet).(5)
   (c)(i)(A)     -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Preference Plus) (Version 2).(5)
   (c)(i)(B)     -- Amended Form of IRC Section 408 Simplified Employee Pension
                    Contract (Preference Plus).(5)

   (c)(i)(C)     -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Preference Plus) (Oregon).(2)
   (c)(i)        -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Illinois, Minnesota) (VestMet).(5)
   (c)(ii)       -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Michigan) (VestMet).(5)
   (c)(iii)      -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (New York) (VestMet).(5)
   (c)(iv)       -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (South Carolina) (VestMet).(5)
   (c)(v)        -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Pennsylvania) (VestMet).(5)
   (c)(vi)       -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Washington) (VestMet).(5)
   (c)(vii)      -- Information Statement concerning IRC Section 408 Simplified
                    Employee Pension Contract (VestMet).(5)
   (d)           -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (VestMet).(5)
   (d)(i)(A)     -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Preference Plus) (Version 2).(5)
   (d)(i)(B)     -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Preference Plus).(5)
   (d)(i)(C)     -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Preference Plus) (Oregon).(2)
   (d)(i)        -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (VestMet).(5)
   (d)(ii)       -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (Michigan) (VestMet).(5)
   (d)(iii)      -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Illinois, Minnesota) (VestMet).(5)
   (d)(iv)       -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Michigan) (VestMet).(5)
   (d)(v)        -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (New York) (VestMet).(5)
   (d)(vi)       -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (South Carolina) (VestMet).(5)
   (d)(vii)      -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Pennsylvania) (VestMet).(5)
   (d)(viii)     -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Washington) (VestMet).(5)
   (d)(ix)       -- Information Statement concerning IRC Section 408 Individual
                    Retirement Annuity Contract (VestMet).(5)
   (d)(x)        -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (VestMet).(5)
   (d)(xi)       -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (Michigan) (VestMet).(5)
   (d)(xii)      -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (South Carolina) (VestMet).(5)
   (d)(xiii)     -- Form of Endorsement to IRC Section 408 Individual Annuity
                    Contract (Preference Plus).(4)
   (e)           -- Amended Form of IRC Section 408 Group Individual Retirement
                    Annuity Contract (VestMet).(5)
   (e)(1)        -- Form of IRC Section 408 Group Individual Retirement Annuity
                    Contract (Preference Plus).(5)
   (e)(i)        -- Form of Certificate under IRC Section 408 Group Individual
                    Retirement Annuity Contract (VestMet).(5)
   (e)(i)(A)     -- Form of Certificate under IRC Section 408 Group Individual
                    Retirement Annuity Contract (Preference Plus).(5)

   (e)(i)(B)     -- Forms of Certificate under IRC Section 408 Group Individual
                    Retirement Annuity Contract (Enhanced).2,5
   (e)(i)(C)     -- Form of Certificate under IRC Section 408 Group Individual
                    Retirement Annuity Contract (Oregon).(2)
   (f)           -- Amended Form of IRC Section 457 Group Annuity Contract for
                    Public Employee Deferred Compensation Plans (VestMet).(5)
   (f)(i)        -- Form of IRC Section 457 Group Annuity Contract for Public
                    Employee Deferred Compensation Plans (Preference Plus)
                    (Version 2).(5)
   (f)(ii)       -- Amended Form of IRC Section 457 Group Annuity Contract for
                    Public Employee Deferred Compensation Plans (Preference
                    Plus).(5)
   (f)(iii)      -- Form of IRC Section 457 Group Annuity Contract for Public
                    Employee Deferred Compensation Plans (Enhanced Preference
                    Plus).(5)
   (f)(iv)       -- Form of IRC Section 457 Group Annuity Contract for Public
                    Employee Deferred Compensation Plans (Financial Freedom).(5)
   (f)(v)        -- Form of IRC Section 457 Group Annuity Contract for Public
                    Employee Deferred Compensation Plans (Enhanced Preference
                    Plus).(4)
   (f)(vi)       -- Form of Endorsement under IRC Section 457(b) for Public
                    Employee Deferred Compensation Plans (G.3068) (Preference
                    Plus)--Form G.7812-45(7)
   (g)           -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract which Converts Contract into Non-Qualified
                    Status (VestMet).(5)
   (g)(1)        -- Form of Non-Qualified Contract (Preference Plus) (Version
                    2).(5)
   (g)(i)(A)     -- Amended Form of Non-Qualified Contract (Preference Plus).(5)
   (g)(i)(B)     -- Form of Non-Qualified Contract (Preference Plus)
                    (Oregon).(2)
   (g)(i)        -- Information Statement concerning IRC Section 408 Individual
                    Retirement Annuity Contract with Non-Qualified Endorsement
                    (VestMet).(5)
   (g)(ii)       -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract with Non-Qualified Endorsement (Michigan)
                    (VestMet).(5)
   (g)(iii)      -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract with Non-Qualified Endorsement (South
                    Carolina) (VestMet).(5)
   (g)(iv)       -- Form of Endorsement to Group Annuity Contract.(5)
   (h)           -- Amended Form of Non-Qualified Group Contract (VestMet).(5)
   (h)(1)        -- Form of Non-Qualified Group Contract (Preference Plus).(5)
   (h)(i)        -- Form of Certificate under Non-Qualified Group Contract
                    (VestMet).(5)
   (h)(i)(A)     -- Forms of Certificate under Non-Qualified Group Contract
                    (Preference Plus).(5)
   (h)(i)(A)(i)  -- Form of Certificate under Non-Qualified Group Contract
                    (Preference Plus-Enhanced Contract; Enhanced Preference
                    Plus).(2)
   (h)(i)(A)(ii) -- Form of Certificate under Non-Qualified Group Contract
                    (Preference Plus-Enhanced Contract; Enhanced Preference
                    Plus) (Oregon).(2)
   (h)(i)(B)     -- Form of Non-Qualified Group Contract (Preference Plus).(5)
   (h)(i)(C)     -- Form of Non-Qualified Group Contract (Enhanced Preference
                    Plus).(5)
   (h)(i)(D)     -- Form of Endorsement Concerning Nursing Home or Terminal
                    Illness.(2)
   (h)(i)(E)     -- Form of Endorsement for death claim settlement for
                    MT-(37PP-90(NQ-1),
                    (38PP-90(IRA-)--Form R.S. 1234MT1998(7)
   (h)(i)(F)     -- Form of Non-Qualified Group Contract (Financial Freedom
                    Account) Form--G.3043(7)
   (i)           -- Endorsement with respect to Individual IRA and Individual
                    Non-Qualified Contract concerning Death Benefit Provisions
                    (VestMet).(5)
   (j)           -- Specimen of variable retirement annuity contract for
                    Metropolitan Variable Account B.(5)
   (k)           -- Proposed Form of Metropolitan Investment Annuity Program,
                    Form 37-74 MIAP for Metropolitan Life Variable Account C.(5)

   (l)           -- Proposed Form of Metropolitan Investment Annuity Program,
                    Form 37-74 MIAP for Metropolitan Life Variable Account D.(5)
   (m)           -- Specimen of Flexible-Purchase Variable Annuity Contract for
                    Metropolitan Variable Account A.(1)
   (n)           -- Specimen of Variable Annuity Contract, Forms 37TV-65 and
                    20SV-65 for Metropolitan Variable Account B.(5)
   (o)           -- Form of Certificate under IRC Section 403(a) Group Annuity
                    Contract (Preference Plus).(5)
   (o)(i)        -- Forms of Certificate under IRC Section 403(a) Group Annuity
                    Contract (Financial Freedom).(5)
   (o)(ii)       -- Form of Certificate under IRC Section 403(a) Group Annuity
                    Contract (South Carolina).(5)
   (o)(iii)      -- Form of Certificate under IRC Section 403(a) Group Annuity
                    Contract (SUNY).(5)
   (o)(iv)       -- Form of Certificate under IRC Section 403(a) Group Annuity
                    Contract (Oregon).(2)
   (p)           -- Form of Single Premium Immediate Income Payment Contract
                    (Preference Plus).(5)
   (q)           -- Form of Single Premium Immediate Income Payment Certificate
                    (Enhanced Preference Plus and Financial Freedom).(5)
   (r)           -- Endorsements for Single Premium Immediate Income Payment
                    Contract.(5)
   (r)(i)        -- Form of Endorsement for Single Premium Immediate Income
                    Payment Contract (G.4333(VARPAY)--Form G.20247-560(7)
   (s)           -- Form of Endorsement with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1220-PPA(6)
   (s)(i)        -- Form of Endorsement with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1220-PPA (Minnesota).(6)
   (s)(ii)       -- Form of Endorsement with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1220-PPA (New Jersey).(6)
   (s)(iii)      -- Form of Amendment with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1212-PPA.(6)
   (s)(iv)       -- Form of Amendment with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1212-PPA (Minnesota).(6)
   (s)(v)        -- Form of Amendment with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1212-PPA (New Jersey).(6)
   (t)           -- Form of Group Annuity Contract and Amendment under IRC
                    Section 415(m)--Forms G. 3043A and G. 3043A-1 (Financial
                    Freedom Account).(6)
   (u)           -- Form of Endorsement with respect to Waiver of Administrative
                    Fee--Form R.S. 1206.(6)
   (v)           -- Forms of Endorsement with respect to exchange from Growth
                    Plus Account to the Preference Plus Account--Form RSC
                    E31910-2.(6)
   (w)           -- Forms of Endorsement with respect to Enhanced 10% corridor
                    (37PP-90(NQ-1), 38PP-90 (IRA-1) NQ/IRA, NJ PPA and
                    (PSC94-05)--Forms R.S. 1222, R.S.1222N.J., R.S. 1232 and G.
                    20247-573(7)
   (x)           -- Forms of Endorsement with respect to Fund Expansion
                    (38PP-90(NQ-1), (38PP-90(IRA-1), TSA/403(a), PPI immediate
                    (PSC 93-05A)--Forms R.S. 1230 (11/98), G 20247-572 and R.S.
                    1231 (11/98)(7)
   (y)           -- Forms of Endorsement with respect to Exchange
                    (37PP-90(NQ-1), 38PP-90(IRA-1) and (G.4333-7)--Forms
                    E31910-3 and G.7812-38-1(7)
   (z)           -- Forms of Endorsement for SIMPLE IRA (G.4333-15) and
                    (G.4333-15+RSC 96-37)--Forms RSC 96-37 and R.S.1209(7)
(5)(a)           -- Participation Request and Agreement for the IRC Section 401
                    Group Annuity Contract.(5)
   (b)           -- Enrollment Form with respect to the IRC Section 401 Group
                    Annuity Contract.(5)
   (b)(i)        -- Enrollment Form with respect to the IRC Section 401 Group
                    Annuity Contract (Preference Plus) (Allocated).(5)
   (c)           -- Participation Request and Agreement for the IRC
                    Section 403(b) Group Annuity Contract.(5)
   (c)(i)        -- Participation Request and Agreement for the IRC
                    Section 403(b) Group Annuity Contract (Direct Mail Form).(5)


   (d)           -- Enrollment Form with respect to the IRC Section 403(b) Group
                    Contract and the IRC Section 457 Group Annuity Contract.(2)
   (d)(i)        -- 403(b) Tax Deferred Annuity Customer Agreement
                    Acknowledgement.(5)
   (d)(ii)       -- Enrollment Form with respect to the IRC Section 403(b) Group
                    Annuity Contract (Enhanced Preference Plus TSA).(5)
   (d)(iii)      -- Enrollment Form with respect to the IRC Section 403(b) Group
                    Annuity Contract (FFA-TSA).(5)
   (e)           -- Enrollment Form with respect to the IRC Section 403(b) Group
                    Annuity Contract and the IRC Section 457 Group Annuity
                    Contract.(5)
   (f)           -- Application for an IRC Section 408 Simplified Employee
                    Pension, IRA and Non-Qualified Deferred Annuities
                    (Preference Plus).(2)
   (f)(i)        -- Application for Individual IRA and Non-Qualified Contract
                    (Direct Mail Form).
   (g)           -- Employer Adoption Request Form.(5)
   (g)(i)        -- Employer Utilization Request Form.(5)
   (g)(ii)       -- Enrollment Form for IRC Section 408 Group Individual
                    Retirement Account Contract and Non-Qualified Group
                    Contract.(5)
   (g)(iii)      -- Funding Authorization and Agreement.(5)
   (g)(iv)       -- Funding Authorization and Agreement (SEP).(5)
   (h)(i)        -- Enrollment Form for IRC Section 408 Individual Retirement
                    Annuity, IRC Section 408k Simplified Employee Pension and
                    Non-Qualified Income Annuity Contract.(5)
   (h)(ii)       -- Enrollment Form for IRC Sections 403(b), 403(a) and 457
                    Group Income Annuity Contract.(5)
   (h)(iii)      -- Enrollment Form for Group IRA Rollover Annuity (Preference
                    Plus-Enhanced Contract).(2)
   (h)(iv)       -- Enrollment Form for Group Non-Qualified Supplemental Savings
                    (Preference Plus-Enhanced Contract).(2)
   (i)           -- Application for Variable Annuity (Preference
                    Plus(Registered) Account) TSA/IRC Section 457(b) Deferred
                    Compensation/IRC Section 403(a) for form G.4333-7
                    FORM--038-PPA-TSA/PEDC (0998)(7)
   (i)(i)        -- Application for Variable Annuity (Preference
                    Plus(Registered) Account) for 37PP-90 (NQ-1), 38PP-90
                    (IRA-1) FORM--038-PPA-IRA/SEP/NQ (0998)(7)
   (i)(ii)       -- Application for the Preference Plus(Registered) Income
                    Annuity for RSC 93-05A FORM--RSCINCAPNQIRASEP (10/98)(7)
   (i)(iii)      -- Application for Variable Annuity Enhanced Preference
                    Plus(Registered) Account for MetLife Employees for forms
                    G.4333-14, G.4333-15 Form--038MEGPPAIRA/NQ(10/98)(7)
(6)              -- Charter and By-Laws of Metropolitan Life.(2)
(6)(a)           -- By-Laws Amendment.(2)
(7)              -- Not applicable.
(8)              -- Not applicable.
(9)              -- Opinion and consent of counsel as to the legality of the securities being registered.(5)
(10)             -- Not applicable.
(11)             -- Not applicable.
(12)             -- Not applicable.
(13)(a)          -- Powers of Attorney.2,4,5

------------------

1. Previously filed with the initial filing of the Registration Statement of Metropolitan Variable Account A of Metropolitan Life Insurance Company on May 28, 1969.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

2. Filed with Post-Effective Amendment No. 19 to this Registration Statement on Form N-4 on February 27, 1996. Power of attorney for Ruth J. Simmons was also filed.

3. Filed with Post-Effective Amendment No. 20 to this Registration Statement on Form N-4 on April 29, 1996.

4. Filed with Post-Effective Amendment No. 21 to this Registration Statement on Form N-4 on February 28, 1997. Powers of attorney for Gerald Clark, Burton A. Dole, Jr. and Charles H. Leighton were also filed.

5. Filed with Post-Effective Amendment No. 22 to this Registration Statement on Form N-4 on April 30, 1997.

6. Filed with Post-Effective Amendment No. 23 to this Registration Statement on Form N-4 on April 3, 1998. Including powers of Attorney for Robert H. Benmosche, Jon F. Danski and Stewart G. Nagler.


7. Filed with Post-Effective Amendment No. 24 to this Registration Statement on Form N-4 on January 12, 1999.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR.

                                   PRINCIPAL OCCUPATION &           POSITIONS AND OFFICES
          NAME                        BUSINESS ADDRESS                 WITH DEPOSITOR
------------------------- ----------------------------------------  ---------------------
Curtis H. Barnette....... Chairman and Chief Executive Officer,     Director
                          Bethlehem Steel Corporation,
                          1170 Eighth Avenue,
                          Martin Tower 2118,
                          Bethlehem, PA 18016-7699.

Robert H. Benmosche...... Chairman of the Board, President and      President, Chairman
                          Chief Executive Officer,                  of the Board and
                          Metropolitan Life Insurance Company,      Chief Executive
                          One Madison Avenue,                       Officer
                          New York, NY 10010.

Gerald Clark............. Vice-Chairman of the Board and            Vice-Chairman of the
                          Chief Investment Officer,                 Board and Chief
                          Metropolitan Life Insurance Company,      Investment Officer
                          One Madison Avenue,
                          New York, NY 10010.

Joan Ganz Cooney......... Chairman, Executive Committee,            Director
                          Children's Television Workshop,
                          One Lincoln Plaza,
                          New York, NY 10023.

Burton A. Dole, Jr....... Retired Chairman, President and           Director
                          Chief Executive Officer,
                          Nellcor Puritan Bennett,
                          2200 Faraday Avenue,
                          Carlsbad, CA 92008-7208.

James R. Houghton........ Chairman Emeritus of the Board            Director
                          and Director,
                          Corning Incorporated,
                          80 East Market Street, 2nd Floor,
                          Corning, NY 14830.

Harry P. Kamen........... Retired Chairman and Chief Executive      Director
                          Officer,
                          Metropolitan Life Insurance Company,
                          One Madison Avenue,
                          New York, NY 10010.

                                   PRINCIPAL OCCUPATION &           POSITIONS AND OFFICES
          NAME                        BUSINESS ADDRESS                 WITH DEPOSITOR
------------------------- ----------------------------------------  ---------------------
Helene L. Kaplan......... Of Counsel, Skadden, Arps, Slate,         Director
                          Meagher and Flom,
                          919 Third Avenue,
                          New York, NY 10022.

Charles H. Leighton...... Retired Chairman of the Board,            Director
                          CML Group, Inc.,
                          524 Main Street,
                          Bolton, MA 01720.

Allen E. Murray.......... Retired Chairman of the Board and         Director
                          Chief Executive Officer,
                          Mobil Corporation,
                          375 Park Avenue, Suite 2901,
                          New York, NY 10152.

Stewart G. Nagler........ Vice-Chairman of the Board and            Vice-Chairman of the
                          Chief Financial Officer,                  Board and Chief
                          Metropolitan Life Insurance Company,      Financial Officer
                          One Madison Avenue,
                          New York, NY 10010.

John J. Phelan, Jr....... Retired Chairman and                      Director
                          Chief Executive Officer,
                          New York Stock Exchange,
                          P.O. Box 312,
                          Mill Neck, NY 11765.

Hugh B. Price............ President and Chief Executive Officer,    Director
                          National Urban League, Inc.,
                          120 Wall Street, 7th & 8th Floors,
                          New York, NY 10005.

Robert G. Schwartz....... Retired Chairman of the Board,            Director
                          President and Chief Executive Officer,
                          Metropolitan Life Insurance Company,
                          200 Park Avenue, Suite 5700,
                          New York, NY 10166.

Ruth J. Simmons, Ph.D.... President,                                Director
                          Smith College,
                          College Hall 20,
                          Northhampton, MA 01063.

William C. Steere, Jr.... Chairman of the Board and                 Director
                          Chief Executive Officer,
                          Pfizer, Inc.,
                          235 East 42nd Street,
                          New York, NY 10016

     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


       NAME OF OFFICER                  POSITION WITH METROPOLITAN LIFE
------------------------------ -------------------------------------------------
Robert H. Benmosche........... Chairman of the Board, Chief Executive Officer
                               and President

Gerald Clark.................. Vice-Chairman of the Board and Chief Investment
                               Officer

       NAME OF OFFICER                  POSITION WITH METROPOLITAN LIFE
------------------------------ -------------------------------------------------
Stewart G. Nagler............. Vice-Chairman of the Board and Chief Financial
                               Officer
Gary A. Beller................ Senior Executive Vice-President and General
                               Counsel
C. Robert Henrikson........... Senior Executive Vice-President
William J. Toppeta............ Senior Executive Vice-President
Daniel J. Cavanagh............ Executive Vice-President
Jeffrey J. Hodgman............ Executive Vice-President
Terence I. Lennon............. Executive Vice-President
David A. Levene............... Executive Vice-President
John H. Tweedie............... Executive Vice-President
Judy E. Weiss................. Executive Vice-President and Chief Actuary
Richard M. Blackwell.......... Senior Vice-President
Alexander D. Brunini.......... Senior Vice-President
Jon F. Danski................. Senior Vice-President and Controller
James B. Digney............... Senior Vice-President
William T. Friedewald, M.D.... Senior Vice-President
Ira Friedman.................. Senior Vice-President
Anne E. Hayden................ Senior Vice-President
Sibyl C. Jacobson............. Senior Vice-President
Joseph W. Jordan.............. Senior Vice-President
Kernan F. King................ Senior Vice-President
Nicholas D. Latrenta.......... Senior Vice-President
Leland C. Launer, Jr.......... Senior Vice-President
Gary E. Lineberry............. Senior Vice-President
James L. Lipscomb............. Senior Vice-President
William D. Livesey............ Senior Vice-President
James M. Logan................ Senior Vice-President
Eugene Marks, Jr.............. Senior Vice-President
William R. Prueter............ Senior Vice-President
Joseph A. Reali............... Senior Vice-President
Vincent P. Reusing............ Senior Vice-President
Felix Schirripa............... Senior Vice-President
James M. Benson............... President and Chief Executive Officer--The New
                               England Insurance Company
Robert E. Sollmann, Jr........ Senior Vice-President
Thomas L. Stapleton........... Senior Vice-President and Tax Director
James F. Stenson.............. Senior Vice-President
Stanley J. Talbi.............. Senior Vice-President
Richard R. Tartre............. Senior Vice-President
James A. Valentino............ Senior Vice-President
Lisa Weber.................... Senior Vice-President
William J. Wheeler............ Senior Vice-President and Treasurer
Anthony J. Williamson......... Senior Vice-President
Louis J. Ragusa............... Vice-President and Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. No person has the direct or indirect power to control Metropolitan Life Insurance Company. As a mutual life insurance company, Metropolitan Life Insurance Company has no stockholders. Its Board of Directors is elected in accordance with New York Insurance Law by Metropolitan's policyholders, whose policies or contracts have been in force for at least one year. Each such policyholder has only one vote, irrespective of the number of policies or contracts held and the amount thereof. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

     [The Organization Chart has been filed by module and is 11 pages long.
Part II will continue on page II-22]

           ORGANIZATIONAL STRUCTURE OF METROPOLITAN AND SUBSIDIARIES
                            AS OF DECEMBER 31, 1998

The following is a list of subsidiaries of Metropolitan Life Insurance Company ("Metropolitan") as of December 31, 1998. Those entities which are listed at the left margin (labelled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Tower Corp. (Delaware)

     1.   Metropolitan Property and Casualty Insurance Company (Rhode Island)

          a. Metropolitan Group Property and Casualty Insurance Company (Rhode Island)

               i.   Metropolitan Reinsurance Company (U.K.) Limited (Great
                    Britain)

          b.   Metropolitan Casualty Insurance Company (Rhode Island)
          c.   Metropolitan General Insurance Company (Rhode Island)
          d.   Metropolitan Direct Property and Casualty Insurance Company
               (Georgia)
          e.   Metropolitan P&C Insurance Services, Inc. (California)
          f.   Metropolitan Lloyds, Inc. (Texas)
          g.   Met P&C Managing General Agency, Inc. (Texas)

     2.   Metropolitan Insurance and Annuity Company (Delaware)

          a.   MetLife Europe I, Inc. (Delaware)
          b.   MetLife Europe II, Inc. (Delaware)
          c.   MetLife Europe III, Inc. (Delaware)
          d.   MetLife Europe IV, Inc. (Delaware)
          e.   MetLife Europe V, Inc. (Delaware)

     3.   MetLife General Insurance Agency, Inc. (Delaware)

          a.   MetLife General Insurance Agency of Alabama, Inc. (Alabama)
          b.   MetLife General Insurance Agency of Kentucky, Inc. (Kentucky)
          c.   MetLife General Insurance Agency of Mississippi, Inc.
               (Mississippi)
          d.   MetLife General Insurance Agency of Texas, Inc. (Texas)
          e. MetLife General Insurance Agency of North Carolina, Inc. (North Carolina)
          f. MetLife General Insurance Agency of Massachusetts, Inc. (Massachusetts)

     4.   Metropolitan Asset Management Corporation (Delaware)

                    (a.) MetLife Capital, Limited Partnership (Delaware).
                         Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

                         (i.) MetLife Capital Credit L.P. (Delaware).
                              Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan (90%) and Metropolitan Asset Management Corporation (10%).

                                 (1) MetLife Capital CFLI Holdings, LLC (DE)

                                       (a.) MetLife Capital CFLI Leasing, LLC
                                           (DE)

           b.  MetLife Financial Acceptance Corporation (Delaware).
               MetLife Capital Holdings, Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the common stock of MetLife Financial Acceptance Corporation.

           c. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

           d. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

     5.   SSRM Holdings, Inc. (Delaware)

           a.   GFM Investments Limited (Delaware)

           b. State Street Research & Management Company (Delaware). Is a sub-investment manager for the Growth, Income, Diversified and Aggressive Growth Portfolios of Metropolitan Series Fund, Inc.

               i.   State Street Research Investment Services, Inc.
                    (Massachusetts)

           c.   SSR Realty Advisors, Inc. (Delaware)

               i.   Metric Management Inc. (Delaware)
               ii.  Metric Property Management, Inc. (Delaware)

                    (1) Metric Realty (Delaware). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

                         (a) Metric Institutional Apartment Fund II, L.P. (California). Metric Realty holds a 1% interest as general partner and Metropolitan holds an approximately 14.6% limited partnership interest in Metric Institutional Apartment Fund II, L.P.

                    (2) Metric Colorado, Inc. (Colorado). Metric Property Management, Inc. holds 80% of the common stock of Metric Colorado, Inc.

               iii. Metric Capital Corporation (California)
               iv.  Metric Assignor, Inc. (California)
               v.   SSR AV, Inc. (Delaware)

     6.   MetLife Holdings, Inc. (Delaware)

          a.   MetLife Funding, Inc. (Delaware)
          b.   MetLife Credit Corp. (Delaware)

     7.   Metropolitan Tower Realty Company, Inc. (Delaware)

     8.   Met Life Real Estate Advisors, Inc. (California)

     9.   Security First Group, Inc. (DE)

          a.   Security First Life Insurance Company (DE)
          b.   Security First Insurance Agency, Inc. (MA)
          c.   Security First Insurance Agency, Inc. (NV)
          d.   Security First Group of Ohio, Inc. (OH)
          e.   Security First Financial, Inc. (DE)
          f.   Security First Investment Management Corporation (DE)
          g.   Security First Management Corporation (DE)
          h.   Security First Real Estate, Inc. (DE)
          i.   Security First Financial Agency, Inc. (TX)

     10.  Natiloportem Holdings, Inc. (Delaware)

B.   Metropolitan Tower Life Insurance Company (Delaware)

C.   MetLife Security Insurance Company of Louisiana (Louisiana)

D.   MetLife Texas Holdings, Inc. (Delaware)

     1.   Texas Life Insurance Company (Texas)

          a.   Texas Life Agency Services, Inc. (Texas)

          b.   Texas Life Agency Services of Kansas, Inc. (Kansas)

E.   MetLife Securities, Inc. (Delaware)

F.   23rd Street Investments, Inc. (Delaware)

G.   Services La Metropolitaine Quebec, Inc. (Quebec, Canada)

H. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1.   Seguros Genesis, S.A. (Spain)
     2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

I.   MetLife Saengmyoung Insurance Company Ltd. (Korea).

J.   Metropolitan Life Seguros de Vida S.A. (Argentina)

K.   Metropolitan Life Seguros de Retiro S.A. (Argentina).

L.   Met Life Holdings Luxembourg (Luxembourg)

M.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

N.   MetLife International Holdings, Inc. (Delaware)

O.   Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

P.   Metropolitan Marine Way Investments Limited (Canada)

Q. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (80%) and by an entity (20%) unaffiliated with Metropolitan.

R. Seguros Genesis S.A. (Mexico) Metropolitan holds 85.49%, Metropolitan Tower Corp. holds 7.31% and Metropolitan Asset Management Corporation holds 7.20% of the common stock of Seguros Genesis S.A.

S. Metropolitan Life Seguros de Vida S.A. (Uruguay). One share of Metropolitan Life Seguros de Vida S.A. is held by Alejandro Miller Artola, a nominee of Metropolitan Life Insurance Company.

T.   Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

U.   Hyatt Legal Plans, Inc. (Delaware)

     1. Hyatt Legal Plans of Florida, Inc. (Fl)

V. One Madison Merchandising L.L.C. (Connecticut) Ownership of membership interests in One Madison Merchandising L.L.C. is as follows: Metropolitan owns 99% and Metropolitan Tower Corp. owns 1%.

W.   Metropolitan Realty Management, Inc. (Delaware)

     1.   Edison Supply and Distribution, Inc. (Delaware)
     2.   Cross & Brown Company (New York)

          a.   CBNJ, Inc. (New Jersey)

X.   MetPark Funding, Inc. (Delaware)

Y.   2154 Trading Corporation (New York)

Z.   Transmountain Land & Livestock Company (Montana)

AA.  Farmers National Company (Nebraska)

     1.   Farmers National Commodities, Inc. (Nebraska)

     2. Farmers National Marketing Group, LLC (Iowa) Ownership of membership interests in Farmers National Marketing Group, LLC is as follows:
          Farmers National Company (50%) and an entity unaffiliated with Metropolitan (50%).

A.B.  MetLife Trust Company, National Association. (United States)
A.C.  Benefit Services Corporation (Georgia)
A.D.  G.A. Holding Corporation (MA)
A.E.  TNE-Y, Inc. (DE)
A.F.  CRH., Inc. (MA)
A.G.  NELRECO Troy, Inc. (MA)
A.H.  TNE Funding Corporation (DE)
A.I.  L/C Development Corporation (CA)
A.J.  Boylston Capital Advisors, Inc. (MA)
      1. New England Portfolio Advisors, Inc. (MA)
A.K. CRB Co., Inc. (MA) AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.
A.L.  New England Life Mortgage Funding Corporation (MA)
A.M. Mercadian Capital L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Capital L.P.
A.N. Mercadian Funding L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian
      Funding L.P.
A.O.  Tower Resources Group, Inc. (DE)

A.P.  MetLife New England Holdings, Inc. (DE)
      1. Fulcrum Financial Advisors, Inc. (MA)
      2. New England Life Insurance Company (MA)
         a. New England Life Holdings, Inc. (DE)
            i.   New England Securities Corporation (MA)
                 (1) Hereford Insurance Agency, Inc. (MA)
                 (2) Hereford Insurance Agency of Alabama, Inc. (AL)
                 (3) Hereford Insurance Agency of Minnesota, Inc. (MN)
                 (4) Hereford Insurance Agency of Ohio, Inc. (OH)
                 (5) Hereford Insurance Agency of New Mexico, Inc. (NM)
            ii.  TNE Advisers, Inc. (MA)
            iii. TNE Information Services, Inc. (MA)
                 (1) First Connect Insurance Network, Inc. (DE)
                 (2) Interative Financial Solutions, Inc. (MA)
            iv.  N.L. Holding  Corp. (Del)(NY)
                 (1) Nathan & Lewis Securities, Inc. (NY)
                 (2) Nathan & Lewis Associates, Inc. (NY)
                       (a) Nathan and Lewis Insurance Agency of Massachusetts,
                             Inc. (MA)
                       (b) Nathan and Lewis Associates of Texas, Inc. (TX)
                 (3) Nathan & Lewis Associates--Arizona, Inc. (AZ)
                 (4) Nathan & Lewis of Nevada, Inc. (NV)
                 (5) Nathan and Lewis Associates Ohio, Incorporated (OH)
         b. Exeter Reassurance Company, Ltd. (MA)
         c. Omega Reinsurance Corporation (AZ)
         d. New England Pension and Annuity Company (DE)
         e. Newbury Insurance Company, Limited (Bermuda)
      3. Nvest Corporation (MA)
         a. Nvest, L.P. (DE) Nvest Corporation holds a 1.69% general partnership interest and MetLife New England Holdings, Inc. 3.19% general partnership interest in Nvest, L.P.
         b. Nvest Companies, L.P. (DE) Nvest Corporation holds a 0.0002% general partnerhship interest in Nvest Companies, L.P. Nvest, L.P. holds a 14.64% general partnership interest in Nvest Companies, L.P. Metropolitan holds a 46.23% limited partnership interest in Nvest Companies, L.P.
               i. Nvest Holdings, Inc. (DE)
           (1)     Back Bay Advisors, Inc. (MA)
               (a) Back Bay Advisors, L.P. (DE)
                   Back Bay Advisors, Inc.
                   holds a 1% general partner
                   interest and NEIC
                   Holdings, Inc. holds a 99%
                   limited partner interest
                   in Back Bay Advisors, L.P.
           (2)     R & T Asset Management, Inc. (MA)
               (a) Reich & Tang Distributors, Inc. (DE)
               (b) R & T Asset Management L.P.
                   R & T Asset Management, Inc.
                   holds a 0.5% general partner interest and
                   NEIC Holdings, Inc. hold a 99.5% limited
                   partner interest in       &
                   Asset Management, L.P.
               (c) Reich & Tang Services, Inc. (DE)

           (3)     Loomis, Sayles & Company, Inc. (MA)
               (a) Loomis Sayles & Company, L.P. (DE)
                   Loomis Sayles & Company, Inc.
                   holds a 1% general partner interest and
                   R & T Asset Management, Inc. holds a 99% limited partner interest in Loomis Sayles &
                   Company, L.P.
           (4)     Westpeak Investment Advisors, Inc. (MA)
               (a) Westpeak Investment Advisors, L.P. (DE)
                   Westpeak Investment Advisors, Inc.
                   holds a 1% general partner interest and
                   Reich & Tang holds a 99% limited
                   partner interest in Westpeak Investment
                   Advisors, L.P.
                               (i) Westpeak Investment Advisors Australia
                                   Limited Pty.
           (5)     Vaughan, Nelson Scarborough & McCullough (DE)
               (a) Vaughan, Nelson Scarborough & McCullough, L.P. (DE)
                   VNSM, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Vaughan, Nelson
                   Scarborough & McCullough, L.P.

                               (i)  VNSM Trust Company

           (6)     MC Management, Inc. (MA)
               (a) MC Management, L.P. (DE)
                   MC Management, Inc. holds a 1% general partner interest and R & T Asset Management, Inc.
                   holds a 99% limited partner interest in MC
                   Management, L.P.
           (7)     Harris Associates, Inc. (DE)
               (a) Harris Associates Securities L.P. (DE)
                   Harris Associates, Inc. holds a 1% general partner interest and Harris Associates L.P. holds a 99% limited partner interest in Harris Associates
                   Securities, L.P.
               (b) Harris Associates L.P. (DE)
                   Harris Associates, Inc. holds a 0.33% general partner interest and NEIC Operating Partnership, L.P. holds a 99.67% limited partner interest in Harris Associates L.P.
                              (i)  Harris Partners, Inc. (DE)
                              (ii) Harris Partners L.L.C. (DE)
                                   Harris Partners, Inc. holds a 1%
                                   membership interest and
                                   Harris Associates L.P. holds a 99%
                                   membership interest in Harris Partners L.L.C.
                                  (1) Aurora Limited Partnership (DE)
                                      Harris Partners L.L.C. holds a 1% general partner interest

                                  (2) Perseus Partners L.P. (DE) Harris Partners
                                      L.L.C. holds a 1% general partner interest

                                  (3) Pleiades Partners L.P. (DE) Harris
                                      Partners L.L.C. holds a 1% general partner interest

                                  (4) Stellar Partners L.P. (DE)
                                      Harris Partners L.L.C. holds a 1% general partner interest

                                  (5) SPA Partners L.P. (DE) Harris Partners
                                      L.L.C. holds a 1% general partner interest
           (8)     Graystone Partners, Inc. (MA)
               (a) Graystone Partners, L.P. (DE)
                   Graystone Partners, Inc. holds a 1%
                   general partner interest and New England
                   NEIC Operating Partnership, L.P.
                   holds a 99% limited partner interest in
                   Graystone Partners, L.P.

           (9)     NEF Corporation (MA)
               (a) New England Funds, L.P. (DE) NEF Corporation holds a
                   1% general partner interest and NEIC Operating
                   Partnership, L.P. holds a 99% limited
                   partner interest in New England Funds, L.P.
               (b) New England Funds Management, L.P. (DE) NEF
                   Corporation holds a 1% general partner interest and NEIC Operating Partnership, L.P. holds a 99% limited partner interest in New England Funds
                   Management, L.P.
          (10)     New England Funds Service Corporation
          (11)     AEW Capital Management, Inc. (DE)
               (a) AEW Securities, L.P. (DE) AEW Capital Management, Inc. holds a 1% general partnership and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Securities, L.P.
     ii.     Nvest Associates, Inc.
    iii.     Snyder Capital Management, Inc.
         (1) Snyder Capital Management, L.P. NEIC Operating
             Partnership holds a 99.5% limited partnership interest and Snyder Capital Management Inc. holds a 0.5% general partnership interest.
     iv.     Jurika & Voyles, Inc.
         (1) Jurika & Voyles, L.P NEIC Operating Partnership,
             L.P. holds a 99% limited partnership interest and Jurika & Voyles, Inc. holds a 1% general partnership interest.
      v.     Capital Growth Management, L.P. (DE)
             NEIC Operating Partnership, L.P. holds a 50% limited partner interest in Capital Growth Management, L.P.
     vi.     Nvest Partnerships, LLC ( )

    vii.     AEW Capital Management L.P. (DE)
             New England Investment Companies, L.P. holds a 99% limited partner interest and AEW Capital Management, Inc. holds a 1% general partner interest in AEW Capital Management, L.P.
             (1) AEW II Corporation (  )
             (2) AEW Partners III, Inc. (   )
             (3) AEW TSF, Inc. (   )
             (4) AEW Exchange Management, LLC
             (5) AEWPN, LLC (   )
     (6) AEW Investment Group, Inc. (MA)
         (a) Copley Public Partnership Holding, L.P. (MA)
             AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in Copley Public Partnership
             Holding, L.P.
         (b) AEW Management and Advisors L.P. (MA)
             AEW Investment Group, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Management and Advisors L.P.
            ii. AEW Real Estate Advisors, Inc. (MA)
                1.     AEW Advisors, Inc. (MA)
                2.     Copley Properties Company, Inc. (MA)
                3.     Copley Properties Company II, Inc. (MA)
                4.     Copley Properties Company III, Inc. (MA)
                5.     Fourth Copley Corp. (MA)
                6.     Fifth Copley Corp. (MA)
                7.     Sixth Copley Corp. (MA)
                8.     Seventh Copley Corp. (MA).
                9.     Eighth Copley Corp. (MA).
               10.     First Income Corp. (MA).
               11.     Second Income Corp. (MA).
               12.     Third Income Corp. (MA).
               13.     Fourth Income Corp. (MA).
               14.     Third Singleton Corp. (MA).
               15.     Fourth Singleton Corp. (MA)
               16.     Fifth Singleton Corp. (MA)
               17.     Sixth Singleton Corp. (MA).
               18.     BCOP Associates L.P. (MA)
                       AEW Real Estate Advisors, Inc. holds a 1% general partner interest in BCOP Associates L.P.
            ii. CREA Western Investors I, Inc. (MA)
                1. CREA Western Investors I, L.P. (DE)
                   CREA Western Investors I, Inc. holds a 24.28% general partnership interest and Copley Public Partnership Holding, L.P. holds a 57.62% limited partnership interest in CREA Western Investors I, L.P.
           iii. CREA Investors Santa Fe Springs, Inc. (MA)

     (7) Copley Public Partnership Holding, L.P. (DE)
         AEW Capital Management, L.P. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest and CREA Western Investors I, L.P holds a 57.62% Limited Partnership interest.

     (8) AEW Real Estate Advisors, Limited Partnership (MA)
         AEW Real Estate Advisors, Inc. holds a 25% general partnership interest and AEW Capital Management, L.P. holds a 75% limited partnership interest in AEW Real Estate Advisors, Limited Partnership.
     (9) AEW Hotel Investment Corporation (MA)
        (a.) AEW Hotel Investment, Limited Partnership (MA)
             AEW Hotel Investment Corporation holds a 1% general partnership interest and AEW Capital Management, L.P. holds a 99% limited partnership interest in AEW Hotel Investment, Limited Partnership.
    (10) Aldrich Eastman Global Investment Strategies, LLC (DE)
         AEW Capital Management, L.P. holds a 25% membership interest and an unaffiliated third party holds a 75% membership interest in Aldrich Eastman Global Investment Strategies, LLC.

In addition to the entities listed above, Metropolitan (or where indicated an affiliate) also owns an interest in the following entities, among others:

1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan owned facilities and airplanes. It is not engaged in any business.

2) Quadreal Corp., a New York corporation, is the fee holder of a parcel of real property subject to a 999 year prepaid lease. It is wholly owned by Metropolitan, having been acquired by a wholly owned subsidiary of Metropolitan in 1973 in connection with a real estate investment and transferred to Metropolitan in 1988.

3) Met Life International Real Estate Equity Shares, Inc., a Delaware corporation, is a real estate investment trust. Metropolitan owns approximately 18.4% of the outstanding common stock of this company and has the right to designate 2 of the 5 members of its Board of Directors.

4) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

5) Metropolitan owns, via its subsidiary, AFORE Genesis Metropolitan S.A. de C.V., approximately 61.7% of SIEFORE Genesis S.A. de C.V., a mutual fund.

6) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

7) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company ("MET P&C"), serves as the attorney-in-fact and manages the association.

8) Metropolitan directly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. Holding Corp. (DEL), an indirect wholly owned subsidiary of Metropolitan.

9)  100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc.
(OK) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

10) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. (TX) is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

11) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various's ownership interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following company: Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACTOWNERS.

     As of February 28, 1999:


                                      NUMBER OF
          TITLE OF CLASS              HOLDERS
          -------------------------   ---------
          Contract holders
            Qualified..............    536,345
            Non-Qualified..........    158,729


ITEM 28. INDEMNIFICATION

    UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933

     Metropolitan Life Insurance Company has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. Metropolitan Life Insurance Company maintains a directors' and officers' liability policy with a maximum coverage of $200 million. A provision in the Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan Life Insurance Company pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life acts in the following capacities with respect to the following investment companies:

        Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter) Metropolitan Series Fund, Inc. (principal underwriter and investment adviser)

     (b) See response to Item 25 above.

     (c)


                  (1)                                     (2)

     NAME OF PRINCIPAL UNDERWRITER           NET UNDERWRITING DISCOUNTS AND
                                                      COMMISSIONS
  Metropolitan Life Insurance Company                     N/A

                  (3)                                     (4)

     COMPENSATION ON REDEMPTION OR               BROKERAGE COMMISSIONS
              ANNUITIZATION
              $119,054,312                                N/A

                  (5)

              COMPENSATION
                  N/A


ITEM 30. LOCATION OF ACCOUNT AND RECORDS.

     Metropolitan Life Insurance Company
     One Madison Avenue
     New York, N.Y. 10010

ITEM 31. MANAGEMENT SERVICES.

     Not Applicable

ITEM 32. UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)-(4) of such letter.


     (f) Metropolitan Life Insurance Company represents that the fees and charges deducted under the annuities described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the annuities.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 2ND DAY OF APRIL, 1999.


                                          METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                              (Registrant)

                                       by: METROPOLITAN LIFE INSURANCE COMPANY
                                                              (Depositor)

                                       by:       /s/ GARY A. BELLER
                                           -------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel


                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                              (Depositor)

                                       by:       /s/ GARY A. BELLER
                                           -------------------------------------
                                                    (Gary A. Beller)
                                             Senior Executive Vice-President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


           SIGNATURE                        TITLE                     DATE
-------------------------------  ----------------------------   ----------------
               *                 Chairman, President, Chief
-------------------------------  Executive Officer and
      Robert H. Benmosche        Director


               *                 Vice Chairman, Chief
-------------------------------  Investment Officer and
         Gerald Clark            Director

               *                 Vice Chairman, Chief
-------------------------------  Financial Officer (Principal
       Stewart G. Nagler         Financial Officer) and
                                 Director


               *                 Senior Vice-President
-------------------------------  Controller and General
         Jon F. Danski           Auditor (Principal
                                 Accounting Officer)


               *                 Director
-------------------------------
      Curtis H. Barnette


               *                 Director
-------------------------------
       Joan Ganz Cooney


               *                 Director
-------------------------------
      Burton A. Dole, Jr.


               *                 Director
-------------------------------
       James R. Houghton


               *                 Director
-------------------------------
        Harry P. Kamen


               *                 Director
-------------------------------
       Helene L. Kaplan


By: /s/ RICHARD G. MANDEL, ESQ.
    ---------------------------
        Richard G. Mandel, Esq.
           Attorney-in-Fact                                        April 2, 1999

           SIGNATURE                        TITLE                     DATE
-------------------------------  ----------------------------   ----------------

               *                           Director
-------------------------------
      Charles M. Leighton


               *                           Director
-------------------------------
        Allen E. Murray


               *                           Director
-------------------------------
      John J. Phelan, Jr.


               *                           Director
-------------------------------
         Hugh B. Price


               *                           Director
-------------------------------
      Robert G. Schwartz


               *                           Director
-------------------------------
    Ruth J. Simmons, Ph.D.

-------------------------------            Director
    William C. Steere, Jr.


By: /s/ RICHARD G. MANDEL, ESQ.
    ---------------------------
        Richard G. Mandel, Esq.
           Attorney-in-Fact                                        April 2, 1999

                                 EXHIBIT INDEX

    EXHIBIT
     NUMBER      DESCRIPTION                                                       PAGE NO.
---------------- ---------------------------------------------------------------   --------
(1)              -- Resolution of the Board of Directors of Metropolitan Life
                    establishing Separate Account E.(2)
(2)              -- Not applicable.
(3)(a)           -- Not applicable.
   (b)           -- Form of Selected Broker Agreement.(2)
   (c)           -- Participation Agreement--Calvert.(5)
   (d)           -- Participation Agreements--Fidelity Distributors Corp.(5)
   (d)(i)        -- Supplemental Agreements--Fidelity
(4)(a)           -- Amended Form of IRC Section 401 Group Annuity Contract
                    (VestMet).(5)
   (a)(i)        -- Form of IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Version 2).(5)
   (a)(ii)       -- Form of IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Allocated and Unallocated).(5)
   (a)(iii)      -- Form IRC Section 401 Individual Annuity Contract (Preference
                    Plus).(5)
   (a)(iv)       -- Form IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Oregon).(2)
   (a)(v)        -- Form IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Allocated).(4)
   (a)(vi)       -- Form IRC Section 401 Group Annuity Contract (Preference
                    Plus) (Allocated) (New York).(4)
   (a)(vii)      -- Form of Certificate under IRC Section 401 Group Annuity
                    Contract (Preference Plus) (New York).(4)
   (b)           -- Amended Form of IRC Section 403(b) Group Annuity Contract
                    (VestMet).(5)
   (b)(i)        -- Amended Form of IRC Section 403(b) Group Annuity Contract
                    (Preference Plus).(5)
   (b)(i)(A)     -- Form of IRC Section 403(b) Group Annuity Contract (Financial
                    Freedom-LIJ).(5)
   (b)(i)(B)     -- Form of IRC Section 403(b) Group Annuity Contract (Enhanced
                    Preference Plus Contract-Montefiore Medical Center,
                    Maimonides Medical Center, The Mount Sinai Hospital).(2)
   (b)(i)(C)     -- Form of IRC Section 403(b) Group Annuity Contract (Financial
                    Freedom Account) (New Jersey-ABP).(4)
   (b)(i)(D)     -- Form of IRC Section 403(b) Group Annuity Contract (Financial
                    Freedom Account) (Texas-ORP).(4)
   (b)(i)(E)     -- Form of IRC Section 403(b) Individual Annuity Contract
                    (Preference Plus) (Oregon).(4)
   (b)(ii)       -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (VestMet).(5)
   (b)(iii)      -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus) (Version 2).(5)
   (b)(iii)(A)   -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus) (Versions 1 and 2).(5)
   (b)(iii)(B)   -- Amended Form of Certificate under IRC Section 403(b) Group
                    Annuity Contract (Preference Plus) (New York).(5)
   (b)(iii)(C)   -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Financial Freedom Account).(5)
   (b)(iii)(D)   -- Forms of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus--Enhanced TSA Preference Plus
                    Contract).(5)
   (b)(iii)(E)   -- Amended Form of Certificate under IRC Section 403(b) Group
                    Annuity Contract (Preference Plus).(5)
   (b)(iii)(F)   -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Chapman).(5)

   (b)(iii)(G)   -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus, Enhanced Preference Plus,
                    Financial Freedom) (Oregon).(2)
   (b)(iii)(H)   -- Form of Endorsement under IRC Section 403(b) Group Annuity
                    Contract (Preference Plus).(2)
   (b)(iii)(I)   -- Form of Endorsement under Section 403(b) Group Annuity
                    Contract (Preference Plus, Enhanced Preference Plus,
                    Financial Freedom).(2)
   (b)(iv)       -- Form of Texas Rider for Certificate under IRC
                    Section 403(b) Group Annuity Contract (VestMet).(5)
   (b)(v)        -- Form of Texas Endorsement for Certificate under IRC
                    Section 403(b) Group Annuity Contract (Preference Plus).(5)
   (b)(vi)       -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Financial Freedom Account) (New Jersey-ABP).(4)
   (b)(vii)      -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Enhanced Preference Plus) (Oregon).(4)
   (b)(viii)     -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Financial Freedom) (Texas-ORP).(4)
   (b)(ix)       -- Form of Certificate under IRC Section 403(b) Group Annuity
                    Contract (Financial Freedom Account) (Texas-ORP).(4)
   (b)(x)        -- Forms of Endorsement under IRC Section 403(b) Group Annuity
                    Contract, 403(a) Group Annuity Contract and Individual
                    Retirement Annuity Contract.4,5
   (b)(xi)       -- Forms of Endorsement under IRC Section 403(b) Group Annuity
                    Contract.4,5
   (b)(xii)      -- Forms of Endorsement under IRC Section 403(b) for Annuity
                    Contract (VestMet)--Forms R.S.1208 and G.20247-567(7)
   (b)(xiii)     -- Forms of Endorsement under IRC Section 408(b) for Flexible
                    Contribution Individual Retirement Annuity (38PP-90(IRA-1), and (G.4333-15, G.4333 (IRA/ENH)--Forms R.S.1228 and
                    G.20247-568(7)
   (b)(xiv)      -- Form of Endorsement under IRC Section 403(b)
                    (G.4333-7)--Form G.20247.563(7)
   (c)           -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (VestMet).(5)
   (c)(i)(A)     -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Preference Plus) (Version 2).(5)
   (c)(i)(B)     -- Amended Form of IRC Section 408 Simplified Employee Pension
                    Contract (Preference Plus).(5)
   (c)(i)(C)     -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Preference Plus) (Oregon).(2)
   (c)(i)        -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Illinois, Minnesota) (VestMet).(5)
   (c)(ii)       -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Michigan) (VestMet).(5)
   (c)(iii)      -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (New York) (VestMet).(5)
   (c)(iv)       -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (South Carolina) (VestMet).(5)
   (c)(v)        -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Pennsylvania) (VestMet).(5)
   (c)(vi)       -- Form of IRC Section 408 Simplified Employee Pension Contract
                    (Washington) (VestMet).(5)
   (c)(vii)      -- Information Statement concerning IRC Section 408 Simplified
                    Employee Pension Contract (VestMet).(5)
   (d)           -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (VestMet).(5)
   (d)(i)(A)     -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Preference Plus) (Version 2).(5)

   (d)(i)(B)     -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Preference Plus).(5)
   (d)(i)(C)     -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Preference Plus) (Oregon).(2)
   (d)(i)        -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (VestMet).(5)
   (d)(ii)       -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (Michigan) (VestMet).(5)
   (d)(iii)      -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Illinois, Minnesota) (VestMet).(5)
   (d)(iv)       -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Michigan) (VestMet).(5)
   (d)(v)        -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (New York) (VestMet).(5)
   (d)(vi)       -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (South Carolina) (VestMet).(5)
   (d)(vii)      -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Pennsylvania) (VestMet).(5)
   (d)(viii)     -- Form of IRC Section 408 Individual Retirement Annuity
                    Contract (Washington) (VestMet).(5)
   (d)(ix)       -- Information Statement concerning IRC Section 408 Individual
                    Retirement Annuity Contract (VestMet).(5)
   (d)(x)        -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (VestMet).(5)
   (d)(xi)       -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (Michigan) (VestMet).(5)
   (d)(xii)      -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract (South Carolina) (VestMet).(5)
   (d)(xiii)     -- Form of Endorsement to IRC Section 408 Individual Annuity
                    Contract (Preference Plus).(4)
   (e)           -- Amended Form of IRC Section 408 Group Individual Retirement
                    Annuity Contract (VestMet).(5)
   (e)(1)        -- Form of IRC Section 408 Group Individual Retirement Annuity
                    Contract (Preference Plus).(5)
   (e)(i)        -- Form of Certificate under IRC Section 408 Group Individual
                    Retirement Annuity Contract (VestMet).(5)
   (e)(i)(A)     -- Form of Certificate under IRC Section 408 Group Individual
                    Retirement Annuity Contract (Preference Plus).(5)
   (e)(i)(B)     -- Forms of Certificate under IRC Section 408 Group Individual
                    Retirement Annuity Contract (Enhanced).2,5
   (e)(i)(C)     -- Form of Certificate under IRC Section 408 Group Individual
                    Retirement Annuity Contract (Oregon).(2)
   (f)           -- Amended Form of IRC Section 457 Group Annuity Contract for
                    Public Employee Deferred Compensation Plans (VestMet).(5)
   (f)(i)        -- Form of IRC Section 457 Group Annuity Contract for Public
                    Employee Deferred Compensation Plans (Preference Plus)
                    (Version 2).(5)
   (f)(ii)       -- Amended Form of IRC Section 457 Group Annuity Contract for
                    Public Employee Deferred Compensation Plans (Preference
                    Plus).(5)
   (f)(iii)      -- Form of IRC Section 457 Group Annuity Contract for Public
                    Employee Deferred Compensation Plans (Enhanced Preference
                    Plus).(5)
   (f)(iv)       -- Form of IRC Section 457 Group Annuity Contract for Public
                    Employee Deferred Compensation Plans (Financial Freedom).(5)

   (f)(v)        -- Form of IRC Section 457 Group Annuity Contract for Public
                    Employee Deferred Compensation Plans (Enhanced Preference
                    Plus).(4)
   (f)(vi)       -- Form of Endorsement under IRC Section 457(b) for Public
                    Employee Deferred Compensation Plans (G.3068) (Preference
                    Plus)--Form G.7812-45(7)
   (g)           -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract which Converts Contract into Non-Qualified
                    Status (VestMet).(5)
   (g)(1)        -- Form of Non-Qualified Contract (Preference Plus) (Version
                    2).(5)
   (g)(i)(A)     -- Amended Form of Non-Qualified Contract (Preference Plus).(5)
   (g)(i)(B)     -- Form of Non-Qualified Contract (Preference Plus)
                    (Oregon).(2)
   (g)(i)        -- Information Statement concerning IRC Section 408 Individual
                    Retirement Annuity Contract with Non-Qualified Endorsement
                    (VestMet).(5)
   (g)(ii)       -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract with Non-Qualified Endorsement (Michigan)
                    (VestMet).(5)
   (g)(iii)      -- Form of Endorsement to IRC Section 408 Individual Retirement
                    Annuity Contract with Non-Qualified Endorsement (South
                    Carolina) (VestMet).(5)
   (g)(iv)       -- Form of Endorsement to Group Annuity Contract.(5)
   (h)           -- Amended Form of Non-Qualified Group Contract (VestMet).(5)
   (h)(1)        -- Form of Non-Qualified Group Contract (Preference Plus).(5)
   (h)(i)        -- Form of Certificate under Non-Qualified Group Contract
                    (VestMet).(5)
   (h)(i)(A)     -- Forms of Certificate under Non-Qualified Group Contract
                    (Preference Plus).(5)
   (h)(i)(A)(i)  -- Form of Certificate under Non-Qualified Group Contract
                    (Preference Plus-Enhanced Contract; Enhanced Preference
                    Plus).(2)
   (h)(i)(A)(ii) -- Form of Certificate under Non-Qualified Group Contract
                    (Preference Plus-Enhanced Contract; Enhanced Preference
                    Plus) (Oregon).(2)
   (h)(i)(B)     -- Form of Non-Qualified Group Contract (Preference Plus).(5)
   (h)(i)(C)     -- Form of Non-Qualified Group Contract (Enhanced Preference
                    Plus).(5)
   (h)(i)(D)     -- Form of Endorsement Concerning Nursing Home or Terminal
                    Illness.(2)
   (h)(i)(E)     -- Form of Endorsement for death claim settlement for
                    MT-(37PP-90(NQ-1),
                    (38PP-90(IRA-)--Form R.S. 1234MT1998(7)
   (h)(i)(F)     -- Form of Non-Qualified Group Contract (Financial Freedom
                    Account) Form--G.3043(7)
   (i)           -- Endorsement with respect to Individual IRA and Individual
                    Non-Qualified Contract concerning Death Benefit Provisions
                    (VestMet).(5)
   (j)           -- Specimen of variable retirement annuity contract for
                    Metropolitan Variable Account B.(5)
   (k)           -- Proposed Form of Metropolitan Investment Annuity Program,
                    Form 37-74 MIAP for Metropolitan Life Variable Account C.(5)
   (l)           -- Proposed Form of Metropolitan Investment Annuity Program,
                    Form 37-74 MIAP for Metropolitan Life Variable Account D.(5)
   (m)           -- Specimen of Flexible-Purchase Variable Annuity Contract for
                    Metropolitan Variable Account A.(1)
   (n)           -- Specimen of Variable Annuity Contract, Forms 37TV-65 and
                    20SV-65 for Metropolitan Variable Account B.(5)
   (o)           -- Form of Certificate under IRC Section 403(a) Group Annuity
                    Contract (Preference Plus).(5)
   (o)(i)        -- Forms of Certificate under IRC Section 403(a) Group Annuity
                    Contract (Financial Freedom).(5)
   (o)(ii)       -- Form of Certificate under IRC Section 403(a) Group Annuity
                    Contract (South Carolina).(5)
   (o)(iii)      -- Form of Certificate under IRC Section 403(a) Group Annuity
                    Contract (SUNY).(5)
   (o)(iv)       -- Form of Certificate under IRC Section 403(a) Group Annuity
                    Contract (Oregon).(2)

   (p)           -- Form of Single Premium Immediate Income Payment Contract
                    (Preference Plus).(5)
   (q)           -- Form of Single Premium Immediate Income Payment Certificate
                    (Enhanced Preference Plus and Financial Freedom).(5)
   (r)           -- Endorsements for Single Premium Immediate Income Payment
                    Contract.(5)
   (r)(i)        -- Form of Endorsement for Single Premium Immediate Income
                    Payment Contract (G.4333(VARPAY)--Form G.20247-560(7)
   (s)           -- Form of Endorsement with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1220-PPA(6)
   (s)(i)        -- Form of Endorsement with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1220-PPA (Minnesota).(6)
   (s)(ii)       -- Form of Endorsement with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1220-PPA (New Jersey).(6)
   (s)(iii)      -- Form of Amendment with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1212-PPA.(6)
   (s)(iv)       -- Form of Amendment with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1212-PPA (Minnesota).(6)
   (s)(v)        -- Form of Amendment with respect to the Roth Individual
                    Retirement Annuity--Form R.S. 1212-PPA (New Jersey).(6)
   (t)           -- Form of Group Annuity Contract and Amendment under IRC
                    Section 415(m)--Forms G. 3043A and G. 3043A-1 (Financial
                    Freedom Account).(6)
   (u)           -- Form of Endorsement with respect to Waiver of Administrative
                    Fee--Form R.S. 1206.(6)
   (v)           -- Forms of Endorsement with respect to exchange from Growth
                    Plus Account to the Preference Plus Account--Form RSC
                    E31910-2.(6)
   (w)           -- Forms of Endorsement with respect to Enhanced 10% corridor
                    (37PP-90(NQ-1), 38PP-90 (IRA-1) NQ/IRA, NJ PPA and
                    (PSC94-05)--Forms R.S. 1222, R.S.1222N.J., R.S. 1232 and G.
                    20247-573(7)
   (x)           -- Forms of Endorsement with respect to Fund Expansion
                    (38PP-90(NQ-1), (38PP-90(IRA-1), TSA/403(a), PPI immediate
                    (PSC 93-05A)--Forms R.S. 1230 (11/98), G 20247-572 and R.S.
                    1231 (11/98)(7)
   (y)           -- Forms of Endorsement with respect to Exchange
                    (37PP-90(NQ-1), 38PP-90(IRA-1) and (G.4333-7)--Forms
                    E31910-3 and G.7812-38-1(7)
   (z)           -- Forms of Endorsement for SIMPLE IRA (G.4333-15) and
                    (G.4333-15+RSC 96-37)--Forms RSC 96-37 and R.S.1209(7)
(5)(a)           -- Participation Request and Agreement for the IRC Section 401
                    Group Annuity Contract.(5)
   (b)           -- Enrollment Form with respect to the IRC Section 401 Group
                    Annuity Contract.(5)
   (b)(i)        -- Enrollment Form with respect to the IRC Section 401 Group
                    Annuity Contract (Preference Plus) (Allocated).(5)
   (c)           -- Participation Request and Agreement for the IRC
                    Section 403(b) Group Annuity Contract.(5)
   (c)(i)        -- Participation Request and Agreement for the IRC
                    Section 403(b) Group Annuity Contract (Direct Mail Form).(5)
   (d)           -- Enrollment Form with respect to the IRC Section 403(b) Group
                    Contract and the IRC Section 457 Group Annuity Contract.(2)
   (d)(i)        -- 403(b) Tax Deferred Annuity Customer Agreement
                    Acknowledgement.(5)
   (d)(ii)       -- Enrollment Form with respect to the IRC Section 403(b) Group
                    Annuity Contract (Enhanced Preference Plus TSA).(5)
   (d)(iii)      -- Enrollment Form with respect to the IRC Section 403(b) Group
                    Annuity Contract (FFA-TSA).(5)
   (e)           -- Enrollment Form with respect to the IRC Section 403(b) Group
                    Annuity Contract and the IRC Section 457 Group Annuity
                    Contract.(5)

   (f)           -- Application for an IRC Section 408 Simplified Employee
                    Pension, IRA and Non-Qualified Deferred Annuities
                    (Preference Plus).(2)
   (f)(i)        -- Application for Individual IRA and Non-Qualified Contract
                    (Direct Mail Form).
   (g)           -- Employer Adoption Request Form.(5)
   (g)(i)        -- Employer Utilization Request Form.(5)
   (g)(ii)       -- Enrollment Form for IRC Section 408 Group Individual
                    Retirement Account Contract and Non-Qualified Group
                    Contract.(5)
   (g)(iii)      -- Funding Authorization and Agreement.(5)
   (g)(iv)       -- Funding Authorization and Agreement (SEP).(5)
   (h)(i)        -- Enrollment Form for IRC Section 408 Individual Retirement
                    Annuity, IRC Section 408k Simplified Employee Pension and
                    Non-Qualified Income Annuity Contract.(5)
   (h)(ii)       -- Enrollment Form for IRC Sections 403(b), 403(a) and 457
                    Group Income Annuity Contract.(5)
   (h)(iii)      -- Enrollment Form for Group IRA Rollover Annuity (Preference
                    Plus-Enhanced Contract).(2)
   (h)(iv)       -- Enrollment Form for Group Non-Qualified Supplemental Savings
                    (Preference Plus-Enhanced Contract).(2)
   (i)           -- Application for Variable Annuity (Preference
                    Plus(Registered) Account) TSA/IRC Section 457(b) Deferred
                    Compensation/IRC Section 403(a) for form G.4333-7
                    FORM--038-PPA-TSA/PEDC (0998)(7)
   (i)(i)        -- Application for Variable Annuity (Preference
                    Plus(Registered) Account) for 37PP-90 (NQ-1), 38PP-90
                    (IRA-1) FORM--038-PPA-IRA/SEP/NQ (0998)(7)
   (i)(ii)       -- Application for the Preference Plus(Registered) Income
                    Annuity for RSC 93-05A FORM--RSCINCAPNQIRASEP (10/98)(7)
   (i)(iii)      -- Application for Variable Annuity Enhanced Preference
                    Plus(Registered) Account for MetLife Employees for forms
                    G.4333-14, G.4333-15 Form--038MEGPPAIRA/NQ(10/98)(7)
(6)              -- Charter and By-Laws of Metropolitan Life.(2)
(6)(a)           -- By-Laws Amendment.(2)
(7)              -- Not applicable.
(8)              -- Not applicable.
(9)              -- Opinion and consent of counsel as to the legality of the securities being registered.(5)
(10)             -- Not applicable.
(11)             -- Not applicable.
(12)             -- Not applicable.
(13)(a)          -- Powers of Attorney.2,4,5

------------------

1. Previously filed with the initial filing of the Registration Statement of Metropolitan Variable Account A of Metropolitan Life Insurance Company on May 28, 1969.

2. Filed with Post-Effective Amendment No. 19 to this Registration Statement on Form N-4 on February 27, 1996. Power of attorney for Ruth J. Simmons was also filed.

3. Filed with Post-Effective Amendment No. 20 to this Registration Statement on Form N-4 on April 29, 1996.

4. Filed with Post-Effective Amendment No. 21 to this Registration Statement on Form N-4 on February 28, 1997. Powers of attorney for Gerald Clark, Burton A. Dole, Jr. and Charles H. Leighton were also filed.

                                              (Footnotes continued on next page)

(Footnotes continued from previous page)

5. Filed with Post-Effective Amendment No. 22 to this Registration Statement on Form N-4 on April 30, 1997.

6. Filed with Post-Effective Amendment No. 23 to this Registration Statement on Form N-4 on April 3, 1998. Including powers of Attorney for Robert H. Benmosche, Jon F. Danski and Stewart G. Nagler.

7. Filed herewith.

                         INDEPENDENT AUDITORS' CONSENT

Contractholders of Metropolitan Life Separate Account E:

     We consent to the use in this Post-Effective Amendment No. 25 to Registration Statement No. 2-90380 of our opinion dated March 5, 1999, relating to Metropolitan Life Separate Account E, our opinion dated February 4, 1999, relating to Metropolitan Life Insurance Company, to the reference to us under the heading "Independent Auditors", appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Statements" appearing in the Prospectuses, which are also a part of such Registration Statement.

DELOITTE & TOUCHE LLP
New York, New York
April 1, 1999